SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 30, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S30)


              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                     333-57481                75-2006294
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota          55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of December 1, 1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                     By:
                               Name: Stephen Hynes
                              Title: Vice President


Dated:January 12, 1999


[

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.


                                 By: /s/ Stephen Hynes
                               Name: Stephen Hynes
                              Title: Vice President


Dated: January 12, 1999

                                   EXHIBITS

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1998



                       Mortgage Pass-Through Certificates

                                 Series 1998-S30

                                TABLE OF CONTENTS
                                                              Page

                              ARTICLE IDEFINITIONS
      Section 1.01.  Definitions ..............................................3

Accretion Termination Date .................................................   3
Accrual Certificates .......................................................   3
Accrued Certificate Interest ...............................................   3
Accrual Distribution Amount ................................................   4
Adjusted Mortgage Rate .....................................................   4
Advance .......................................................................4
Affiliate ..................................................................   4
Amount Held for Future Distribution 4
Appraised Value ............................................................   5
Assignment .................................................................   5
Assignment Agreement .......................................................   5
Assignment of Proprietary Lease ............................................   5
Available Distribution Amount .................................................5
Bankruptcy Amount .............................................................5
Bankruptcy Code ............................................................   6
Bankruptcy Loss ............................................................   6
Book-Entry Certificate .....................................................   7
Business Day ...............................................................   7
Buydown Funds ..............................................................   7
Buydown Mortgage Loan ......................................................   7
Cash Liquidation ...........................................................   7
Certificate ...................................................................7
Certificate Account ........................................................   7
Certificate Account Deposit Date ...........................................   7
Certificateholder or Holder ................................................   7
Certificate Owner .............................................................8
Certificate Principal Balance .................................................8
Certificate Register and Certificate Registrar .............................   9
            Class ..........................................................   9
            Class A Certificate ............................................   9
            Class A-P Collection Shortfall .................................   9
            Class A-P Principal Distribution Amount ........................   9
Class B Certificate ........................................................   9
Class B Percentage ........................................................    9
Class B-1 Percentage ......................................................   10
            Class B-1 Prepayment Distribution Trigger ........................10
Class B-2 Percentage ......................................................   10
Class B-2 Prepayment Distribution Trigger ....................................10
Class B-3 Percentage ......................................................   10
Class B-3 Prepayment Distribution Trigger ....................................10
Class M Certificate .......................................................   10
                                                                              --

      Page
Class M Percentage ........................................................11
Class M-1 Percentage ......................................................11
Class M-2 Percentage ......................................................11
Class M-2 Prepayment Distribution Trigger .................................11
Class M-3 Percentage ......................................................11
Class M-3 Prepayment Distribution Trigger .................................11
Class R Certificate .......................................................11
 Class R-I Certificate ....................................................11
Class R-II  Certificate ...................................................12
Closing Date 12 Code ......................................................12
Compensating            Interest ..........................................12
Cooperative ...............................................................12
Cooperative  Apartment ....................................................12
Cooperative            Lease ..............................................12
Cooperative Loans .........................................................12
Cooperative Stock .........................................................13
Cooperative Stock Certificate .............................................13
Corporate Trust Office ....................................................13
Corresponding Mortgage Loan ...............................................13
Credit Support Depletion Date .............................................13
Cumulative Insurance Payments .............................................13
Curtailment ...............................................................13
Custodial Account .........................................................13
Custodial Agreement .......................................................13
Custodian .................................................................13
Cut-off  Date .............................................................13
Cut-off Date  Principal  Balance ..........................................13
Debt Service Reduction ....................................................14
Deceased Owner ............................................................14
Defaulted  Mortgage Loss ..................................................14
Deficient Valuation .......................................................14
Definitive  Certificate ...................................................14
Deleted  Mortgage  Loan ...................................................14
Delinquent ................................................................14
Depository ................................................................14
Depository  Participant ...................................................15
Destroyed Mortgage Note ...................................................15
Determination Date ........................................................15
Discount Fraction .........................................................15
Discount Mortgage Loan ....................................................15
Disqualified Organization .................................................15
Distribution  Date ........................................................16
Due Date ..................................................................16
Due  Period ...............................................................16
Eligible  Account .........................................................16
Eligible  Funds ...........................................................16
ERISA .....................................................................17
Event of Default ..........................................................17
Excess  Bankruptcy Loss ...................................................17
Excess Fraud Loss .........................................................17
Excess Special Hazard Loss ................................................17
Excess  Subordinate  Principal Amount .....................................17
Extraordinary  Events .....................................................17
Extraordinary  Losses .....................................................18
FDIC ......................................................................18
FMIC      .................................................................18
Final  Distribution Date ..................................................18
Financial Security ........................................................18
Financial  Security  Default ..............................................18
Fitch IBCA ................................................................18
FNMA ......................................................................18
Foreclosure  Profits ......................................................18
Fraud Loss Amount .........................................................19
Fraud  Losses .............................................................19
FSA  Insurance  Payment ...................................................19
FSA Policy ................................................................19
FSA  Policy  Payments  Account ............................................19
FSA  Reserve  Account .....................................................19
Guaranteed   Distribution .................................................20
Independent ...............................................................20
Indirect  Depository Participant ..........................................20
Individual Insured Certificate ............................................20
Initial Certificate Principal  Balance ....................................20
nitial  Monthly  Payment  Fund ............................................20
Initial Notional  Amount ..................................................20
Insurance  Premium ........................................................20
Insurance  Proceeds .......................................................20
Insured Certificateholder .................................................20
Insured Certificates ......................................................20
Insured Reserve Fund ......................................................21
Insured  Reserve  Withdrawal ..............................................21
Insurer 21 Interest  Accrual Period .......................................21
Late  Collections .........................................................21
Liquidation  Proceeds .....................................................21
Living Owner ..............................................................21
Loan-to-Value Ratio .......................................................21
Lockout Prepayment  Percentage ............................................21
Maturity  Date ............................................................21
Modified  Mortgage  Loan ..................................................21
Modified  Net  Mortgage  Rate .............................................22
Monthly  Payment ..........................................................22
Moody's 22 Mortgage .......................................................22
ortgage File ..............................................................22
Mortgage Loan Schedule ....................................................22
Mortgage Loans ............................................................23
Mortgage Note 23 Mortgage Rate ............................................23
Mortgaged Property ........................................................23
Mortgagor .................................................................23
Net Mortgage Rate .........................................................23
Non-Discount Mortgage Loan ................................................23
Non-Primary  Residence  Loans .............................................23
Non-United  StatesPerson ..................................................24
Nonrecoverable Advance ....................................................24
Nonsubserviced  Mortgage Loan .............................................24
Notional  Amount ..........................................................24
Officers'  Certificate ....................................................24
Opinion of Counsel ........................................................24
 Original Senior Percentage ...............................................24
Outstanding Mortgage Loan .................................................24
Ownership Interest ........................................................25
Pass-Through Rate .........................................................25
Paying Agent ..............................................................25
 Percentage Interest ......................................................25
Permitted  Investments ....................................................26
Permitted  Transferee .....................................................27
Person ....................................................................27
Pool Stated Principal Balance .............................................27
Pool Strip Rate ...........................................................27
Premium Mortgage Loan .....................................................27
Prepayment  Assumption ....................................................27
Prepayment  Distribution  Percentage ......................................28
Prepayment  Distribution Trigger ..........................................29
Prepayment Interest Shortfall .............................................29
Prepayment   Period .......................................................29
Primary   Insurance   Policy ..............................................29
Principal Prepayment ......................................................29
Principal  Prepayment  in Full ............................................29
Program  Guide ............................................................29
            Purchase Price ................................................30
Qualified  Substitute  Mortgage Loan ......................................30
Random Lot ................................................................30
Rating  Agency ............................................................31
Realized  Loss ............................................................31
Record Date ...............................................................31
REMIC .....................................................................31
REMIC Administrator .......................................................31
REMIC I 32  REMIC I  Certificates .........................................32
REMIC II ..................................................................32
 REMIC II Certificates ....................................................32
REMIC  Provisions .........................................................32
REO Acquisition ...........................................................33
REO Disposition ...........................................................33
REO Imputed  Interest .....................................................33
REO Proceeds ..............................................................33
REO Property ..............................................................33
Request for Release .......................................................33
Required  Insurance  Policy ...............................................33
Residential  Funding ......................................................33
Responsible  Officer ......................................................33
Rounding  Account .........................................................33
Rounding Amount ...........................................................34
chedule of Discount  Fractions ............................................34
Security  Agreement .......................................................34
 Seller ...................................................................34
Seller's  Agreement .......................................................34
Senior  Accelerated  Distribution Percentage ..............................34
Senior  Certificates ......................................................35
Senior  Interest  Distribution Amount .....................................35
Senior Percentage .........................................................35
Senior Principal  Distribution Amount .....................................35
Servicing  Accounts .......................................................36
Servicing  Advances .......................................................36
Servicing  Fee ............................................................36
Servicing Modification ....................................................36
Servicing Officer .........................................................36
Special Hazard Amount .....................................................36
Special  Hazard  Loss .....................................................37
Standard  & Poor's ........................................................37
Stated  Principal Balance .................................................37
Subclass ..................................................................37
Subclass  Notional  Amount ................................................38
Subordinate Percentage ....................................................38
Subordinate   Principal   Distribution   Amount ...........................38
Subserviced  Mortgage Loan ................................................38
Subservicer ...............................................................38
Subservicer  Advance ......................................................38
Subservicing  Account .....................................................39
Subservicing  Agreement ...................................................39
Subservicing Fee ..........................................................39
Tax Returns ...............................................................39
Transfer ..................................................................39
Transferee ................................................................39
Transferor ................................................................39
Trust Fund ................................................................39
Uncertificated Accrued Interest ...........................................39
Uncertificated Notional Amount ............................................40
Uncertificated  Pass-Through  Rate ........................................40
Uncertificated  Principal Balance .........................................40
Uncertificated  REMIC I Regular  Interest  Distribution Amounts ...........41

            Uncertificated  REMIC I Regular Interest P ....................41
 Uncertificated REMIC I            Regular Interest Q .....................41
Uncertificated  REMIC I Regular Interest R ................................41
Uncertificated REMIC I Regular Interest Y .................................41
Uncertificated REMIC I Regular Interest P Distribution Amount .............41
Uncertificated REMIC I Regular Interest Q Distribution Amount .............41
Uncertificated REMIC I Regular Interest R Distribution Amount .............42
Uncertificated REMIC I Regular Interest Y Distribution Amount .............42
Uncertificated  REMIC I  Regular  Interest  Z Pool  Strip  Rates ..........42
Uncertificated  REMIC I Regular Interests .................................42
Uncertificated  REMIC I Regular  Interests Z ..............................42
Uncertificated  REMIC I Regular Interests Z Distribution Amounts ..........42
Uncertificated REMIC II Regular Interests .................................42
Uniform Single Attestation Program for Mortgage Bankers ...................42
Uninsured Cause ...........................................................42
United States Person ......................................................42
 Voting Rights ............................................................43

   ARTICLE IICONVEYANCE OF MORTGAGE LOANS;ORIGINAL ISSUANCE OF CERTIFICATES
      Section 2.01. Conveyance of Mortgage Loans                           44
      Section 2.02. Acceptance by Trustee                                  49
      Section 2.03. Representations, Warranties and Covenants of the
                    Master Servicer and the Company                        50
      Section 2.04. Representations and Warranties of Sellers              54
      Section 2.05. Execution and Authentication of Certificates
                    Evidencing Interests in REMIC I Certificates           56
      Section 2.06. Conveyance of Uncertificated REMIC I Regular
                    Interests and Uncertificated REMIC II Regular
                    Interests; Acceptance by the Trustee                   57
      Section 2.07. Issuance of Certificates Evidencing Interest in
                    REMIC II                                               57

           ARTICLE IIIADMINISTRATION AND SERVICINGOF MORTGAGE LOANS
      Section 3.01. Master Servicer to Act as Servicer                     58
      Section 3.02. Subservicing Agreements Between Master Servicer and
                    Subservicers; Enforcement of Subservicers' and
                    Sellers' Obligations                                   59
      Section 3.03. Successor Subservicers                                 60
      Section 3.04. Liability of the Master Servicer                       60
      Section 3.05. No Contractual Relationship Between Subservicer and
                    Trustee or Certificateholders.                         61
      Section 3.06. Assumption or Termination of Subservicing
                    Agreements by Trustee .................................61
      Section 3.07. Collection of Certain Mortgage Loan Payments;
                    Deposits to Custodial Account .........................61
      Section 3.08. Subservicing Accounts; Servicing Accounts .............64
      Section 3.09. Access to Certain Documentation and Information
                    Regarding the Mortgage Loans ..........................65
      Section 3.10. Permitted Withdrawals from the Custodial Account       66
      Section 3.11. Maintenance of the Primary Insurance Policies;
                    Collections Thereunder ................................68
      Section 3.12. Maintenance of Fire Insurance and Omissions and
                    Fidelity Coverage .....................................69
      Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                    Modification Agreements; Certain Assignments ..........70
      Section 3.14. Realization Upon Defaulted Mortgage Loans .............72
      Section 3.15. Trustee to Cooperate; Release of Mortgage Files .......75
      Section 3.16. Servicing and Other Compensation; Compensating
                    Interest ..............................................76
      Section 3.17. Reports to the Trustee and the Company ................77
      Section 3.18. Annual Statement as to Compliance .....................77
      Section 3.19. Annual Independent Public Accountants' Servicing
                    Report ................................................78
      Section 3.20. Rights of the Company in Respect of the Master
                    Servicer ..............................................78
      Section 3.21. Administration of Buydown Funds .......................79

                   ARTICLE IVPAYMENTS TO CERTIFICATEHOLDERS
      Section 4.01. Certificate Account ...................................80
      Section 4.02. Distributions .........................................80
      Section 4.03. Statements to Certificateholders ......................91
      Section 4.04. Distribution of Reports to the Trustee and the
                    Company; Advances by the Master Servicer ..............94
      Section 4.05. Allocation of Realized Losses .........................96
      Section 4.06. Reports of Foreclosures and Abandonment of
                    Mortgaged Property ....................................97
      Section 4.07. Optional Purchase of Defaulted Mortgage Loans .........98
      Section 4.08. Distributions on the Uncertificated REMIC I ...........98
      Section 4.09. Compliance with Withholding Requirements ..............100
      Section 4.10. Insured Reserve Fund ..................................100
      Section 4.11. Rounding Account ......................................101
      Section 4.12. Principal Distributions on the Insured Certificates ...101

                            ARTICLE VTHE CERTIFICATES
      Section 5.01. The Certificates ......................................106
      Section 5.02. Registration of Transfer and Exchange of
                    Certificates ..........................................108
      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates .....114
      Section 5.04. Persons Deemed Owners .................................114
      Section 5.05. Appointment of Paying Agent ...........................114
      Section 5.06. Optional Purchase of Certificates .....................115

                ARTICLE VITHE COMPANY AND THE MASTER SERVICER
      Section 6.01. Respective Liabilities of the Company and the
                    Master Servicer .......................................117
      Section 6.02. Merger or Consolidation of the Company or the
                    Master Servicer; Assignment of Rights and
                    Delegation of Duties by Master Servicer ...............117
      Section 6.03. Limitation on Liability of the Company, the Master
                    Servicer and Others ...................................118
      Section 6.04. Company and Master Servicer Not to Resign .............119

                               ARTICLE VIIDEFAULT
      Section 7.01. Events of Default .....................................120
      Section 7.02. Trustee or Company to Act; Appointment of Successor ...122
      Section 7.03. Notification to Certificateholders ....................123
      Section 7.04. Waiver of Events of Default ...........................123

                       ARTICLE VIIICONCERNING THE TRUSTEE
                       Section 8.01. Duties of Trustee ....................124
             Section 8.02. Certain Matters Affecting the Trustee ..........126
          Section 8.03. Trustee Not Liable for Certificates or Mortgage
                    Loans .................................................127
      Section 8.04. Trustee May Own Certificates ..........................127
      Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification .......................................128
      Section 8.06. Eligibility Requirements for Trustee ..................129
      Section 8.07. Resignation and Removal of the Trustee ................129
      Section 8.08. Successor Trustee .....................................130
      Section 8.09. Merger or Consolidation of Trustee ....................131
      Section 8.10. Appointment of Co-Trustee or Separate Trustee .........131
      Section 8.11. Appointment of Custodians .............................132
      Section 8.12. Appointment of Office or Agency .......................132

                              ARTICLE IXTERMINATION
      Section 9.01. Termination Upon Purchase by the Master Servicer or
                    the Company or Liquidation of All Mortgage Loans ......133
      Section 9.02. Termination of REMIC II ...............................135
      Section 9.03. Additional Termination Requirements ...................135

                            ARTICLE XREMIC PROVISIONS
                     Section 10.01. REMIC Administration ..................137
      Section 10.02.  Master Servicer, REMIC Administrator and Trustee
            Indemnification ...............................................141

            ARTICLE XICERTAIN MATTERSREGARDING FINANCIAL SECURITY
      Section 11.01.    Rights of Financial Security to Exercise Rights
                    of Insured Certificateholders .........................142
      Section 11.02.    Claims Upon the FSA Policy; FSA Policy Payments
                    Account ...............................................142
      Section 11.03.    Effect of Payments by Financial Security;
                    Subrogations ..........................................143
      Section 11.04.    Notices and Information to Financial Security .....144
      Section 11.05.    Trustee to Hold FSA Policy ........................144
      Section 11.06.    FSA Reserve Account ...............................144
      Section 11.07.    Payment of Insurance Premium ......................145

                       ARTICLE XIIMISCELLANEOUS PROVISIONS
                          Section 12.01. Amendment ........................146
            Section 12.02. Recordation of Agreement; Counterparts .........148
            Section 12.03. Limitation on Rights of Certificateholders .....149
      Section 12.04.    Governing Law .....................................150
      Section 12.05.    Notices ...........................................150
      Section 12.06.    Notices to Rating Agency ..........................151
      Section 12.07.    Severability of Provisions ........................151
      Section 12.08.    Supplemental Provisions for Resecuritization ......152



                                    EXHIBITS

Exhibit A:  Form of Class A Certificate
Exhibit B:  Form of Class M Certificate
Exhibit C:  Form of Class B Certificate
Exhibit D:  Form of Class R Certificate
Exhibit E:  Form of Custodial Agreement
Exhibit F:  Mortgage Loan Schedule
Exhibit G:  Form of Seller/Servicer Contract
Exhibit H:  Forms of Request for Release
Exhibit I-1:        Form of Transfer Affidavit and Agreement
Exhibit I-2:        Form of Transferor Certificate
Exhibit J-1:        Form of Investor Representation Letter
Exhibit J-2:        Form of ERISA Representation Letter
Exhibit K:  Form of Transferor Representation Letter
Exhibit L:  Form of Rule 144A Investment Representation Letter
Exhibit M:  Text of Amendment to Pooling and Servicing Agreement Pursuant to
            Section 12.01(e) for a Limited Guaranty
Exhibit N:  Form of Limited Guaranty
Exhibit O: Form of Lender Certification for Assignment of Mortgage Loan Exhibit P: Schedule of Discount Fractions
Exhibit Q:  Form of Request for Exchange
Exhibit R:  FSA Policy

      This is a Pooling and Servicing Agreement, dated as of December 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the depositor (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates,   Class  A-6  Certificates,  Class  A-7  Certificates,  Class  A-P
Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.

DesignationPass-ThrouAggregate      Features       Maturity   Initial  Initial
             Rate     Initial                        Date      Rating  Rating
                    Certificate                                (S&P)   (Fitch)
                     Principal
                      Balance

Class A-1   6.500%        $     Senior/Accretion   December     AAA      AAA
                    218,961,000.00  Directed       25, 2028
Class A-2   6.500%        $     Senior/Accretion   December     AAA      AAA
                    24,003,500.00   Directed       25, 2028
Class A-3   6.300%        $      Senior/Insured    December     AAA      AAA
                                                   25, 2028
                    44,406,000.00
Class A-4   6.500%        $     Senior/Accretion   December     AAA      AAA
                    157,198,000.00  Directed       25, 2028
Class A-5   6.500%        $      Senior/Accrual    December     AAA      AAA
                    5,574,400.00                   25, 2028
Class A-6   6.500%        $     Senior/Prepayment  December     AAA      AAA
                    50,015,900.00   Lockout        25, 2028
Class A-7  6.500%(1)      $     Senior/Interest    December     AAAr     AAA
                    0                 Only         25, 2028
Class A-P   0.000%        $     Senior/Principal   December     AAAr     AAA
                     848,159.32       Only         25, 2028
Class A-V  Variable       $     Senior/Interest    December     AAAr     AAA
             Rate   0.00         Only/Variable     25, 2028
                                      Strip
Class R-I   6.500%        $     Senior/Residual    December     AAA      AAA
                    100.00                         25, 2028
Class R-II  6.500%        $     Senior/Residual    December     AAA      AAA
                    100.00                         25, 2028
Class M-1   6.500%        $        Mezzanine       December      NA      AA
                    9,906,200.00                   25, 2028
Class M-2   6.500%        $        Mezzanine       December      NA       A
                                                   25, 2028
                    4,431,400.00
Class M-3   6.500%        $        Mezzanine       December      NA      BBB
                                                   25, 2028
                    2,085,400.00
Class B-1   6.500%        $       Subordinate      December      NA      BB
                    1,564,000.00                   25, 2028
Class B-2   6.500%        $       Subordinate      December      NA       B
                    1,042,700.00                   25, 2028
Class B-3   6.500%        $       Subordinate      December      NA      NA
                    1,303,362.05                   25, 2028

(1) As of any Distribution Date, the Class A-7 Certificates will accrue interest at a Pass-Through Rate equal to 6.500% on a Notional Amount equal to 6/325 multiplied by the Certificate Principal Balance of the Class A-3 Certificates, which is the equivalent of a Pass-Through Rate of 0.120% on a Notional Amount equal to the Certificate Principal Balance of the Class A-3 Certificates, in each case immediately prior to such date.

      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $521,340,221.37. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01.  Definitions .

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accretion Termination Date : With respect to the Class A-5 Certificates, the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-1 Certificates, Class A-2 Certificates, Class A-4 Certificates and Class A-5 Certificates have been reduced to zero and (ii) the Credit Support Depletion Date.

      Accrual Certificates :  The Class A-5 Certificates.

      Accrued Certificate Interest : With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-7 Certificates, Class A-P Certificates and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-7 Certificates and Class A-V Certificates (other than any Subclass of the Class A-V Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the related Notional Amount thereof, or, as to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the related Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by (x) the Master Servicer with a payment of Compensating Interest as provided in Section 4.01 or (y) an Insured Reserve Withdrawal, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. With respect to the Accrual Certificates on each Distribution Date that occurs prior to the Accretion Termination Date, interest shortfalls allocable to such Certificates on such Distribution Date will be so allocated by reducing the amount that is added to the Certificate Principal Balance thereof, in respect of Accrued Certificate Interest pursuant to Section 4.02(e). Any portion of the reductions described in the second preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the third preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Accrual Distribution Amount : As defined in Section 4.02(a)(ii)(Y)(D).

      Adjusted Mortgage Rate : With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Advance : As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate : With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Amount Held for Future Distribution : As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value : As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment : An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement : The Assignment and Assumption Agreement, dated as of December 30, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease : With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount : As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) the Insurance Premium, (x) aggregate Foreclosure Profits, (y) the Amount Held for Future Distribution, and
(z) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount : As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $160,924 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

            (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant
      Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code :  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss : With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.
      Book-Entry Certificate : Any Certificate registered in the name of the Depository or its nominee.

      Business Day : Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds : Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan : Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation : As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate : Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

      Certificate Account : The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S30" and which must be an Eligible Account.

      Certificate Account Deposit Date : As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder : The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R-I Certificate or Class R-II Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R-I Certificate or Class R-II Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner : With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance : With respect to each Class A Certificate (other than the Class A-7 and the Class A-V Certificates) and each Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) in the case of the Class A-5 Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance of the Class A-5 Certificates on each Distribution Date on or prior to the Accretion Termination Date pursuant to Section 4.02(e), minus (iii) the sum of (a) with respect to each such Certificate, the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with
Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for the purposes of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments, unless such amounts have been reimbursed to Financial Security pursuant to Section 4.02(a)(xvi) or Section 4.02(f). With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with
Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-7 Certificates and Class A-V Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

      Certificate Register and Certificate Registrar : The register maintained and the registrar appointed pursuant to Section 5.02.

      Class : Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A Certificate : Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates.

      Class A-P Collection Shortfall : With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).


      Class A-P Principal Distribution Amount :  As defined in Section
4.02(b)(i).

      Class B Certificate : Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

      Class B Percentage : The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.
      Class B-1 Percentage : With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger : With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

      Class B-2 Percentage : With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger : With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

      Class B-3 Percentage : With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger : With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

      Class M Certificate : Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

      Class M Percentage : The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage : With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage : With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger : With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.00%.

      Class M-3 Percentage : With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger : With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

      Class R Certificate : Any one of the Class R-I Certificates or Class R-II Certificates.

      Class R-I Certificate : Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

      Class R-II Certificate : Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC provisions.

      Closing Date : December 30, 1998.

      Code :  The Internal Revenue Code of 1986.

      Compensating Interest : With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative : A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment : A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease : With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans : Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

      Cooperative Stock : With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate : With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office : The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-S30.

      Corresponding Mortgage Loan : The Premium Mortgage Loan corresponding to each Uncertificated REMIC Regular Interest.

      Credit Support Depletion Date : The first Distribution Date on which the Senior Percentage equals 100%.

      Cumulative Insurance Payments : As of any time of determination, the aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(f) hereof as reimbursement for FSA Insurance Payments.

      Curtailment : Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account : The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement : An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian : A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date : December 1, 1998.

      Cut-off Date Principal Balance : As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      Debt Service Reduction : With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deceased Owner : A Certificate Owner of an Insured Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

      Defaulted Mortgage Loss : With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property.

      Deficient Valuation : With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate :  Any definitive, fully registered Certificate.

      Deleted Mortgage Loan : A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent : As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depository : The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository Participant : A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Destroyed Mortgage Note : A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date : With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction : With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan : Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization : Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date : The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

      Due Date : With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period : With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account : An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds : On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(E) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      ERISA : The Employment Retirement Income Security Act of 1974, as amended.

      Event of Default :  As defined in Section 7.01.

      Excess Bankruptcy Loss : Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

      Excess Fraud Loss : Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

      Excess Special Hazard Loss : Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount : With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

      Extraordinary Events : Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

            (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

            (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

            (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2.   by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

            (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

            (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

      Extraordinary Losses : Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

      FDIC : Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC  :   Federal   Home   Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date : The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

      Financial Security : Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

      Financial Security Default : The existence and continuance of a failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

      Fitch IBCA :  Fitch IBCA, Inc. or its successor in interest.

      FNMA : Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits : As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount : As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Fraud Losses : Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      FSA Insurance Payment : Any payment made by Financial Security with respect to the Insured Certificates under the FSA Policy.

      FSA Policy : The Financial Guaranty Insurance Policy (No. 50766-N) issued by Financial Security for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit R.

      FSA Policy Payments Account :  The account established pursuant to
Section 11.02(b) hereof.

      FSA Reserve Account : The account established pursuant to Section 11.06 hereof.
      Guaranteed Distribution : With respect to the Insured Certificates and any Distribution Date, as defined in the FSA Policy.

      Independent : When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Indirect Depository Participant : An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

      Individual Insured Certificate : An Insured Certificate that evidences $1,000 Initial Certificate Principal Balance.

      Initial Certificate Principal Balance : With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial Monthly Payment Fund :  As defined in Section 2.01(f).

      Initial Notional Amount : With respect to the Class A-V Certificates, the Cut-off Date Principal Balance of the Corresponding Mortgage Loans represented by the Class A-V Certificates. With respect to the Class A-7 Certificates, $819,803.08.

      Insurance Premium : With respect to the FSA Policy and any Distribution Date, an amount equal to one-twelfth (1/12) of 0.08% of the Certificate Principal Balance of the Insured Certificates.

      Insurance Proceeds : Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

      Insured Certificateholder : A Holder of an Insured Certificate.

      Insured Certificates :  Any one of the Class A-3 Certificates.

      Insured Reserve Fund : The account established and maintained by the Trustee in accordance with Section 4.10 hereof.

      Insured Reserve Withdrawal :  As defined in Section 4.10.

      Insurer : Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

      Interest  Accrual  Period  :  With  respect  to any  Certificate,  and any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Late Collections : With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds : Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Living Owner : A Certificate Owner of an Insured Certificate other than a Deceased Owner.

      Loan-to-Value Ratio : As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Lockout Prepayment Percentage : For any Distribution Date occurring prior to the Distribution Date in January 2004, 0%. For any Distribution Date occurring after the first five years following the Closing Date: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date; 60% for any Distribution Date during the ninth year after the Closing Date, 80%, and for any Distribution Date thereafter, 100%.
      Maturity Date : Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the latest possible maturity date of each "regular interest" in the Trust Fund would be reduced to zero, which is December 25, 2028.

      Modified Mortgage Loan : Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate : As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment : With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's : Moody's Investors Service, Inc., or its successor in interest.

      Mortgage : With respect to each Mortgage Note related to a Mortgage Loan that is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File : The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule : The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

            (i)   the Mortgage Loan identifying number ("RFC LOAN #");

            (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

            (iii) the maturity of the Mortgage Note ("MATURITY DATE");

            (iv)  the Mortgage Rate ("ORIG RATE");

            (v)   the Subservicer pass-through rate ("CURR NET");

            (vi) the Net Mortgage Rate ("NET MTG RT");

            (vii) the Pool Strip Rate ("SPREAD");

            (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I"); (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

            (x)   the Loan-to-Value Ratio at origination ("LTV");

            (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

            (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

            (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans : Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage Note : The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

      Mortgage Rate : As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property :  The underlying real property securing a Mortgage
Loan.

      Mortgagor :  The obligor on a Mortgage Note.

      Net Mortgage Rate : As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

      Non-Discount Mortgage Loan : A Mortgage Loan that is not a Discount Mortgage Loan.

      Non-Primary Residence Loans : The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.
      Non-United States Person :  Any Person other than a United States
Person.

      Nonrecoverable Advance : Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security promptly following such determination.

      Nonsubserviced Mortgage Loan : Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional Amount : As of any Distribution Date, with respect to the Class A-7 Certificates, an amount equal to 6/325 multiplied by the Certificate Principal Balance of the Class A-3 Certificates immediately prior to such date. As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Corresponding Mortgage Loans represented by such Class A-V Certificate immediately prior to such date.

      Officers' Certificate : A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel : A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of REMIC I or REMIC II as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Original Senior Percentage : The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 96.09% as of the Closing Date.

      Outstanding Mortgage Loan : As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.
      Ownership Interest : As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through  Rate : With respect to the Class A-1,  Class A-2, Class A-4,
Class A-5, Class A-6, Class M, Class B and Class R Certificates and any Distribution Date, 6.500% per annum. With respect to the Class A-3 Certificates and any Distribution Date, 6.300% per annum. With respect to the Class A-7 Certificates and any Distribution Date, 0.120% per annum. With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4142% per annum. With respect to any Subclass of the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

      Paying Agent : The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

      Percentage Interest : With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of the Class A-7 Certificates and Class A-V Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments :  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the
      United  States  or  any  agency  or  instrumentality   thereof  when  such
      obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

      Permitted Transferee : Any Transferee of a Class R Certificate, other than a Disqualified Organization, an "electing large partnership" under Section 775(a) of the Code or a Non-United States Person.

      Person  :  Any  individual,   corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

      Pool Stated Principal Balance : As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate : With respect to each Premium Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.50% per annum.

      Premium Mortgage Loan : As to any date of determination, each Mortgage Loan with a Net Mortgage Rate greater than 6.50% per annum.

      Prepayment Assumption : A prepayment assumption of 275% of the standard prepayment speed assumption, used for determining the accrual of original issue discount, market discount and premium on the Certificates for federal income tax purposes. The standard prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage : With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

                        (i) For any Distribution  Date prior to the Distribution
                  Date in January 2004 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%;

                        (ii) For any  Distribution  Date not discussed in clause
                  (i) above on which any Class of Class M or Class B Certificates are outstanding:

                  (a) in the  case of the  Class of  Class M  Certificates  then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                  (b) in the case of each  other  Class of Class M  Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

            (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Prepayment Distribution Trigger :  The Class M-2 Prepayment
Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall : As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

      Prepayment Period : As to any Distribution Date, the calendar month preceding the month of distribution.

      Primary Insurance Policy : Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment : Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full : Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide : Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price : With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan : A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section
4.02 hereof.

      Random Lot : With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

      Rating Agency : Fitch and Standard & Poor's with respect to the Class A and Class R Certificates and Fitch IBCA with respect to the Class M, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss : With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the
Due Date as to which interest was last paid or advanced to the Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification: (i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

      Record Date : With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

      REMIC : A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Administrator : Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC I : The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

                        (i)   the Mortgage Loans and the related Mortgage
                  Files,

                        (ii) all payments on and  collections  in respect of the
                  Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

                        (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                        (iv) the hazard insurance policies and Primary Insurance
                  Policies, if any, and certain proceeds thereof,

                        (v)   the Rounding Account, and

                        (vi) all proceeds of clauses (i) through (v) above.

      Notwithstanding the foregoing, REMIC I specifically excludes the Initial Monthly Payment Fund, the Insured Reserve Fund, the FSA Policy and the FSA Policy Payments Account.

      REMIC I Certificates :  The Class R-I Certificates.

      REMIC II : The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

      REMIC II Certificates : Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

      REMIC Provisions : Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition : The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition : As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest : As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds : Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property : A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release : A request for release, the forms of which are attached as Exhibit H hereto.

      Required Insurance Policy : With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Residential  Funding  :  Residential  Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer : When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Rounding Account : With respect of the Insured Certificates, the account created and maintained pursuant to Section 4.11.

      Rounding Amount : With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

      Schedule of Discount Fractions : The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

      Security Agreement : With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

      Seller : As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement : An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

      Senior Accelerated Distribution Percentage : With respect to any Distribution Date, the percentage indicated below:

          Distribution Date                      Senior Accelerated
                                              Distribution Percentage

January 1999 through
December 2003                          100%

January 2004 through
December 2004                          Senior Percentage, plus 70% of the
                                       Subordinate Percentage

January 2005 through
December 2005                          Senior Percentage, plus 60% of the
                                       Subordinate Percentage
January 2006 through
December 2006                          Senior Percentage, plus 40% of the
                                       Subordinate Percentage
January 2007 through
December 2007                          Senior Percentage, plus 20% of the
                                       Subordinate Percentage

January 2008 and
thereafter                             Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for any Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

      Senior Certificates : Any one of the Class A Certificates or Class R Certificates.

      Senior Interest Distribution Amount :  As defined in Section 4.02(a)(i).

      Senior Percentage : As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount : As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

      Servicing Accounts : The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances : All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee : With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Modification : Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default or as to which, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

      Servicing Officer : Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Special Hazard Amount : As of any Distribution Date, an amount equal to $5,687,801 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 49.0% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss : Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

      Standard & Poor's : Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. or its successor in interest.

      Stated Principal Balance : With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.
      Subclass : With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

      Subclass Notional Amount : As of any Distribution Date, with respect to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Corresponding Mortgage Loans represented by such Subclass immediately prior to such date.

      Subordinate Percentage : As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount : With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

      Subserviced Mortgage Loan : Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer : Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance : Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing Account : An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement : The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

      Subservicing Fee : As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.



      Tax Returns : The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Transfer : Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transferee : Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

      Transferor : Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

      Trust Fund : REMIC I and REMIC II.

      Uncertificated  Accrued Interest : With respect to each Distribution Date,
(i) as to Uncertificated REMIC I Regular Interest P, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1, Class A-2, Class A-4, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate; (ii) as to Uncertificated REMIC I Regular Interest Q, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-3 Certificates, if the Pass-Through Rate on such Class was equal to the Uncertificated Pass-Through Rate; (iii) as to Uncertificated REMIC I Regular Interest R, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-5 Certificates, if the Pass-Through Rate on such Class was equal to the Uncertificated Pass-Through Rate; (iv) as to Uncertificated REMIC I Regular Interest Y, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-P Certificates, if the Pass-Through Rate on such Class were equal to the Uncertificated Pass-Through Rate; and (v) as to each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC I Regular Interests Z pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

      Uncertificated Notional Amount : With respect to each Uncertificated REMIC
I  Regular  Interest  Z,  the  aggregate   Stated   Principal   Balance  of  the
Corresponding Mortgage Loan.

      Uncertificated Pass-Through Rate : With respect to each of the Uncertificated REMIC I Regular Interests P, Q and R, 6.50%. With respect to Uncertificated REMIC I Regular Interest Y, 0%. With respect to each Uncertificated REMIC I Regular Interest Z, the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate.

      Uncertificated Principal Balance : With respect to each Uncertificated REMIC I Regular Interest on any date of determination, $470,511,462.05 with respect to Uncertificated REMIC I Regular Interest P, $44,406,000.00 with respect to Uncertificated REMIC I Regular Interest Q, $5,574,400.00 with respect to Uncertificated REMIC I Regular Interest R, $848,159.32 with respect to
Uncertificated REMIC I Regular Interest Y, and $0.00 with respect to each Uncertificated REMIC I Regular Interest Z, minus, with respect to each Uncertificated REMIC I Regular Interest, the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.08(d) and plus, with respect to the Uncertificated REMIC I Regular Interest R, the aggregate Accrued Certificate Interest added to the Certificate Principal Balance of the Class A-5 Certificates on each Distribution Date pursuant to Section 4.02(e).

      Uncertificated REMIC I Regular Interest Distribution Amounts : The Uncertificated REMIC I Regular Interest P Distribution Amount, Uncertificated REMIC I Regular Interest Q Distribution Amount, Uncertificated REMIC I Regular Interest R Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interests Z
Distribution Amounts.

      Uncertificated REMIC I Regular Interest P : An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-4, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, and the denominator of which is the aggregate
Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 6.50% per annum.

      Uncertificated REMIC I Regular Interest Q : An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the Certificate Principal Balance of the Class A-3 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 6.50% per annum.

      Uncertificated REMIC I Regular Interest R : An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the Certificate Principal Balance of the Class A-5 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 6.50% per annum.

      Uncertificated REMIC I Regular Interest Y : An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-P Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which does not bear interest.

      Uncertificated  REMIC I  Regular  Interest  P  Distribution  Amount : With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest P for such Distribution Date pursuant to Section 4.08(a).

      Uncertificated  REMIC I  Regular  Interest  Q  Distribution  Amount : With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest Q for such Distribution Date pursuant to Section 4.08(a).

      Uncertificated  REMIC I  Regular  Interest  R  Distribution  Amount : With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest R for such Distribution Date pursuant to Section 4.08(a).

      Uncertificated  REMIC I  Regular  Interest  Y  Distribution  Amount : With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

      Uncertificated REMIC I Regular Interest Z Pool Strip Rates : With respect to each Uncertificated REMIC I Regular Interest Z, the Pool Strip Rate for the Corresponding Mortgage Loan.

      Uncertificated REMIC I Regular Interests : Uncertificated REMIC I Regular Interest P, Uncertificated REMIC I Regular Interest Q, Uncertificated REMIC I Regular Interest R, Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interests Z.

      Uncertificated REMIC I Regular Interests Z : The 1,521 uncertificated partial undivided beneficial ownership interests in REMIC I, each relating to a Corresponding Mortgage Loan, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

      Uncertificated REMIC I Regular Interests Z Distribution Amounts : With respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 4.08(a).

      Uncertificated REMIC II Regular Interests : The uncertificated partial undivided beneficial ownership interests in REMIC II, each of which has no principal balance and which bears interest at a rate equal to the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate, based on the
Uncertificated Notional Amount of the related Uncertificated REMIC I Regular Interest Z.

      Uniform Single Attestation Program for Mortgage Bankers : The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause : Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person : A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

      Voting Rights : The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-7, Class A-V, Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that Financial Security shall be assigned the Voting Rights of the Insured Certificateholders in the absence of any continuing Financial Security Default; 1% of all Voting Rights shall be allocated to the Holders of the Class A-7 Certificates; 1% of all Voting Rights shall be allocated to the Holders of the Class A-V Certificates (and any Subclass thereof); and the Holders of the Class R-I and Class R-II Certificates shall be entitled to 0.5% and 0.5% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  Section 2.01.     Conveyance of Mortgage Loans .

      (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the FSA Policy.

      (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

      and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

            (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

      (c) The Company  may, in lieu of  delivering  the  documents  set forth in
Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II) (ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of
(i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II) (ii), (iv),
(vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

      (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and Sections 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

      (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from securities intermediaries, bailees or agents of, or persons holding for, (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

      (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $449,169 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in January 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in January 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of either REMIC I or REMIC II. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of REMIC I or REMIC II, (2) it shall be owned by the Seller and (3) amounts transferred by REMIC I or REMIC II to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

      Section 2.02.     Acceptance by Trustee .

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Sections 2.01(b)(I)(i) through (iii) and Sections 2.01(b)(II)(i), (iii), (v),
(vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      Section 2.03.     Representations, Warranties and Covenants of the
                  Master Servicer and the Company .

      (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

            (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

            (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

            (i) No Mortgage Loan is 30 days or more Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

            (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

            (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

            (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 85.01% and (b) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

            (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

            (vi) No more than 1.1% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; one of the Mortgage Loans, representing approximately 0.13% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, is a Cooperative Loan;

            (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

            (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

            (ix) None of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

            (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

            (xi) Approximately 0.02% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

            (xii) Each Mortgage  Loan  constitutes  a qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

            (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

            (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

            (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

            (xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

                  Section 2.04.     Representations and Warranties of Sellers
                  .

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified
Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

                  Section 2.05. Execution and Authentication of Certificates Evidencing Interests in REMIC I Certificates .

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company. Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC
I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

                  Section 2.06. Conveyance of Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests; Acceptance by the Trustee .

      The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class
M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.

                  Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II .

      The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates in authorized denominations evidencing ownership of the entire REMIC II.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                  Section 3.01.     Master Servicer to Act as Servicer .

      (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer
(i) may perform services such as appraisals and brokerage services that are not customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section
3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

      (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

      (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

                  Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations .

      (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.
      (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                  Section 3.03.     Successor Subservicers .

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

                  Section 3.04.     Liability of the Master Servicer .

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

      Section 3.06.     Assumption or Termination of Subservicing  Agreements
                  by Trustee .

      (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

      (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

      Section 3.07.     Collection of Certain Mortgage Loan Payments;
                  Deposits to Custodial Account .

      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might be result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

      (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

            (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;
            (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

            (iv) All  proceeds  of any  Mortgage  Loans  purchased  pursuant  to
      Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

            (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

            (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

      (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

                  Section 3.08.     Subservicing Accounts;  Servicing Accounts
                  .

      (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

      (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

      (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

      (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09.     Access to Certain Documentation and Information
                  Regarding the Mortgage Loans .

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section 3.10.     Permitted Withdrawals from the Custodial Account .

      (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

            (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

            (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

            (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

            (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

            (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

            (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

            (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

            (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

            (ix) to reimburse  itself for amounts expended by it (a) pursuant to
      Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

            (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

      (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

      (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

                  Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder .

      (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

      Section 3.12.     Maintenance  of  Fire  Insurance  and  Omissions and
                  Fidelity Coverage .

      (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

      (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

      Section 3.13.     Enforcement  of Due-on-Sale  Clauses;  Assumption and
                  Modification Agreements; Certain Assignments .

      (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

            (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

            (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

      (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I or REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

      Section 3.14.     Realization Upon Defaulted Mortgage Loans .

      (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

      (b) In the event that title to any Mortgaged Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

      (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three years after its acquisition by REMIC I for purposes of
Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

      (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

      Section 3.15.     Trustee to Cooperate; Release of Mortgage Files .

      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

      (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

      (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.16.     Servicing  and  Other   Compensation;   Compensating
                  Interest .

      (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

      (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

      (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

      (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

      (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

      Section 3.17.     Reports to the Trustee and the Company .

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

      Section 3.18.     Annual Statement as to Compliance .

      The Master Servicer will deliver to the Company, the Trustee and Financial Security on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

      Section 3.19.     Annual  Independent  Public  Accountants'  Servicing
                  Report .

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Trustee and Financial Security stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

      Section 3.20.     Rights  of  the  Company  in  Respect  of the Master
                  Servicer .

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      Section 3.21.     Administration of Buydown Funds .

      (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

      (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

      Section 4.01.     Certificate Account .

      (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

      (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section 4.02.     Distributions .

      (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to Financial Security the Insurance Premium, to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be and distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to the initial Holder of the Class A-V Certificates or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount, together with, as to any Class A-3 Certificate, any Insured Reserve Withdrawal pursuant to Section 4.10 hereof and any amounts paid under the FSA Policy pursuant to Section 11.02 hereof:

            (i) to the Class A Certificateholders (other than the Class A-P Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

            (ii) (X) to the Class A-P Certificateholders, the Class A-P Principal Distribution Amount; and

                  (Y) to the Class A Certificateholders (other than Class A-P Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                  (A) the Senior Percentage for such Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                  during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;
                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                  repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                  Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                        (3)  the  principal  portion  of all  other  unscheduled
                  collections  (other  than  Principal  Prepayments  in Full and
                  Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                  Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                  3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                  (B)  with  respect  to each  Mortgage  Loan  for  which a Cash
            Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                  (C) the Senior  Accelerated  Distribution  Percentage for such
            Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                        (D) if  such  Distribution  Date is on or  prior  to the
            Accretion Termination Date, the Accrued Certificate Interest on the Class A-5 Certificates that would otherwise be distributed to such Certificates on such Distribution Date, to the extent added to the Certificate Principal Balance of such Certificates on such Distribution Date in accordance with Section 4.02(e) (the "Accrual Distribution Amount");

                  (E) any Excess Subordinate Principal Amount for such Distribution Date; and

                  (F) any amounts described in subsection  (ii)(Y),  clauses (A)
            through (D) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

            (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

            (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (v) to the Holders of the Class M-1 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

            (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
      (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

            (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

            (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

            (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;
            (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

            (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

            (xvi) to Financial Security, as subrogee of the Insured Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

            (xvii)   to   the   Class   A   Certificateholders   and   Class   R
      Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

            (xviii) to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

      (b) Distributions of principal on the Class A Certificates (other than the Class A-7 Certificates and Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

            (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                  (A) the related Discount  Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B) the related Discount  Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                  (D) any  amounts  allocable  to  principal  for  any  previous
            Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E) the amount of any Class A-P Collection Shortfalls for such
            Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

            (ii) an amount equal to the Accrual Distribution Amount shall be distributed to the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates and with such amount to be allocated to such Certificates in the following order of priority:

                  (A) first, concurrently, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero:

                              (1)    56.7707995738%    to   the    Class   A-1
                  Certificates; and

                              (2)    43.2292004262%    to   the    Class   A-4
                  Certificates;

                  (B) second, concurrently, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero:

                              (1)    56.7707995738%    to   the    Class   A-1
                  Certificates; and

                              (2)    43.2292004262%    to   the    Class   A-2
                  Certificates;

                  (C)  third,   to  the  Class  A-2   Certificates,   until  the
            Certificate Principal Balance thereof has been reduced to zero; and

                  (D)  fourth,  to  the  Class  A-5   Certificates,   until  the
            Certificate Principal Balance thereof has been reduced to zero;

            (iii) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above shall be distributed, concurrently, to the Class R-I and Class R-II Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

            (iv) from the balance of the Senior Principal Distribution Amount remaining after the distribution described in clauses (ii) and (iii) above, to the Class A-6 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero, an amount equal to the sum of the following:

                  (A) the Class A-6  Certificates'  pro rata share (based on the
            Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the amounts described in clauses (ii)(Y)(A), (B) and (F) of Section 4.02(a) (without any application of the Senior Percentage or Senior Accelerated Distribution Percentage); and

                  (B) the Lockout Prepayment Percentage of the Class A-6 Certificates' pro rata share (based on the Certificate Principal
            Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the amounts described in clause
            (ii)(Y)(C) of Section 4.02(a) (without any application of the Senior Accelerated Distribution Percentage);

provided that if the aggregate of the amounts set forth in clauses (ii) (Y) (A),
(B), (C) and (F) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Class A-P Principal Distribution Amount have been distributed, the amount paid to such Certificates pursuant to this clause (iv) shall be reduced by an amount equal to such Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of such difference;

            (v)  the  balance  of  the  Senior  Principal   Distribution  Amount
      remaining after the distributions, if any, described in clauses (ii) through (iv) above shall be distributed as follows:

                  (A) first, for each Distribution Date commencing on the Distribution Date in January 2002, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero, an amount equal to $44,406.00 to the Class A-3 Certificates (plus any amount described in this clause (v)(A) remaining unpaid from any previous Distribution Date);

                  (B) second, concurrently, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero:

                        (1) 56.7707995738% to the Class A-1 Certificates; and

                        (2) 43.2292004262% to the Class A-4 Certificates;

                  (C) third, concurrently, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero:

                        (1) 56.7707995738% to the Class A-1 Certificates; and

                        (2) 43.2292004262% to the Class A-2 Certificates;

                  (D)  fourth,  to  the  Class  A-2   Certificates,   until  the
            Certificate Principal Balance thereof has been reduced to zero;

                  (E) fifth,  concurrently,  to the Class A-3  Certificates  and
            Class A-5 Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                  (F) sixth, to the Class A-6 Certificates until the Certificate
            Principal Balance thereof has been reduced to zero.

      (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

      (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

      (e) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-5 Certificates shall be added to the Certificate Principal Balance of such Certificate. On and after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-5 Certificates for such Distribution Date shall be payable to the Holders of the Class A-5 Certificates to the extent not required to reduce the amounts of the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates to zero on the Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-5 Certificates for such Distribution Date will be paid to the Holders of the Class A-5 Certificates. Any such Accrued Certificate Interest on the Class A-5 Certificates which is required to be paid to the holders of the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates on the Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-5 Certificates in the manner described in the first sentence of this
Section 4.02(e).

      (f) In  addition  to the  foregoing  distributions,  with  respect  to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement),  the Master
Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss), if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V, or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

      (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates as set forth in Section 4.12. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

      (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      (i) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Certificate Owners of the Insured Certificates as set forth in Section 4.12. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates (including, for purposes of this paragraph, the portion of any FSA Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R-I Certificateholders.

      Section 4.03.     Statements to Certificateholders .

      (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, Financial Security and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

            (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

            (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

            (iv) the amount of any  Advance by the Master  Servicer  pursuant to
      Section 4.04;

            (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

            (vi) the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for the Insured Certificates;

            (vii)  the  amount  of  any  FSA  Insurance  Payment  made  on  such
      Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date pursuant to Section 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

            (viii) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

            (ix) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

            (x) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;
            (xi) the number, aggregate principal balance and book value of any REO Properties;

            (xii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

            (xiii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

            (xiv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class A-V Certificates and each Subclass, if any, thereof;

            (xv) the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

            (xvi) the Senior Accelerated Distribution Percentage applicable to such distribution;

            (xvii)      the   Senior   Percentage   and   Lockout   Prepayment
      Percentage for such Distribution Date;

            (xviii)     the  aggregate  amount  of  Realized  Losses  for such
      Distribution Date;

            (xix)  the  aggregate   amount  of  any   recoveries  on  previously
      foreclosed loans from Sellers due to a breach of representation or warranty;

            (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

            (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

            (xxii)      each Notional Amount and Subclass Notional Amount; and

            (xxiii) the amount of any payment made from the Insured Reserve Fund on such Distribution Date and the balance of the Insured Reserve Fund after giving effect to such amounts.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

      (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (d)  Upon  the  written  request  of  any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

      Section 4.04.     Distribution  of  Reports  to  the  Trustee and  the
                  Company; Advances by the Master Servicer .

      (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, Financial Security, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account, the Rounding Account, the Insured Reserve Fund, or the FSA Reserve Account and deposited into the Certificate Account and the FSA Policy Payments Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
(iii) of Section 4.01(a), (iii) the amount of the Insurance Premium, including the amount thereof to be deposited to the FSA Reserve Account, and (iv) the amount of Cumulative Insurance Payments as of such Determination Date; provided, however, that the Master Servicer shall provide to the Trustee a written statement setting forth the portion of the Senior Principal Distribution Amount distributable to the Insured Certificates on any Distribution Date on a date prior to the close of business on the next Business Day succeeding each Determination Date, if necessary to enable the Trustee to notify the Depository in accordance with Section 4.12(c). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

      (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

                  Section 4.05.     Allocation of Realized Losses .

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P Certificates), Class M, Class B and Class R Certificates and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that in determining the Certificate Principal Balance of the Class A-5 Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate Principal Balance of the Class A-5 Certificates shall be deemed to be equal to the lesser of (a) the original Certificate Principal Balance of such Certificate and (b) the Certificate Principal Balance of such Certificate prior to giving effect to distributions to be made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-V Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-V Certificates hereunder will be allocated to the Class A-V Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

      Section 4.06.     Reports of Foreclosures and Abandonment  of Mortgaged
                  Property .

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

                  Section 4.07.     Optional        Purchase        of
                  Defaulted Mortgage Loans .

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee, REMIC I or REMIC II which shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

                  Section 4.08.     Distributions on the Uncertificated REMIC
                  I .

            (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority, in each case to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I
Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

              (ii) In accordance with the priority set forth in Section 4.08(b), an amount equal to the sum of (A) the amounts distributable as principal on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, under Section 4.02, as allocated thereto pursuant to Section 4.02(b).

            (b) The amount described in Section 4.08(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest P,(ii) Uncertificated REMIC I Regular Interest Q, (iii) Uncertificated REMIC Regular Interest R and
(iv) Uncertificated REMIC I Regular Interest Y, respectively, with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-1, Class A-2, Class A-4, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates,
(ii) Class A-3 Certificates, (iii) Class A-5 Certificates and (iv) Class A-P Certificates respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

            (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

            (d) In determining from time to time the Uncertificated REMIC I Regular Interest P Distribution Amount, the Uncertificated REMIC I Regular Interest Q Distribution Amount, the Uncertificated REMIC I Regular Interest R Distribution Amount, the Uncertificated REMIC I Regular Interest Y Distribution Amount and the Uncertificated REMIC I Regular Interests Z Distribution Amounts, Realized Losses allocated to the Class A-1, Class A-2, Class A-4, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest P, Realized Losses allocated to the Class A-3
Certificates  under  Section 4.05 shall be deemed  allocated  to  Uncertificated
REMIC  I  Regular  Interest  Q,  Realized  Losses  allocated  to the  Class  A-5
Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest R, and Realized Losses allocated to the Class A-P under
Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y on a pro rata basis based on Uncertificated Accrued Interest for the related Distribution Date.

            (e) On each Distribution Date, the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Uncertificated REMIC II Regular Interests, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC II Regular Interests.

            (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                  Section 4.09.     Compliance with Withholding Requirements .

      Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholders pursuant to the terms of such requirements.

                  Section 4.10.     Insured Reserve Fund .

       No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S30, Class A-3." On the Closing Date, Greenwich Capital Markets, Inc. (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $12,000.

      The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i), the amount of Prepayment Interest Shortfalls otherwise allocable to the Class A-3 Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) hereof), and to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal").

      For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of either REMIC I or REMIC II. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be deposited in the Insured Reserve Fund for the sole use and exclusive benefit of the Insured Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Insured Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of either REMIC I or REMIC II and (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

                  Section 4.11.     Rounding Account .

      No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S30, Class A-3." On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

      The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Insured Certificates pursuant to Section 4.02(i) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(i).

                  Section 4.12. Principal Distributions on the Insured Certificates .

      Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Insured Certificates and at the request of Living Owners of Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

      (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, such distributions will be made in the following priority:

            (i) any request by the personal representatives of a Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

            (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

      Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Insured Certificates until all such requests have been honored.

      Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in Section 4.12(c). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 4.12(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.12(c) on the Depository's participant terminal system.

      Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus any amounts available for distribution from the Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

      To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 4.12(d).

      (b) An Insured Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 4.12 if the death of the Certificate Owner thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Insured Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Certificate Owner of such Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Insured Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.12(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in Section 4.12(a).

      (c) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the Beneficial Owner and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

      The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate
Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.12(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to
Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.12(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.12. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

      Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

      Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

      In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.12, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

      (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.12(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Insured Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Insured Certificates would not be reduced to zero, the Individual Insured Certificates to which such distributions will be applied shall be selected by the Depository from those Insured
Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the letter of representations dated the Closing Date among the Company, the Trustee and the Depository.

      (e) Notwithstanding any provisions herein to the contrary, on any Distribution Date following the first Distribution Date on which (i) any Realized Losses are allocated to the Insured Certificates and (ii) a Financial Security Default is occurring, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.12 or mandatory distributions by Random Lot.

      (f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 4.12.

                                    ARTICLE V

                                THE CERTIFICATES

      Section 5.01.     The Certificates .

      (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01. The Class A-1, Class A-2, Class A-4, Class A-5, Class A-6, Class A-P, Class M-1, Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2 and Class M-3 Certificates) and integral multiples of $1 in excess thereof. The Class A-3 Certificates shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. One Certificate of each of the Class A-P, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

              Class A-P                           $25,159.32
              Class B-2                           $250,700.00
              Class B-3                          $250,362.05

      The Class A-7 Certificates will be issued in book-entry format in a 100% Percentage Interest denomination. The Class A-V Certificates and Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-V Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-V Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (b) The Class A Certificates, other than the Class A-P and Class A-V Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P and Class A-V Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC II Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC II Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

      Section 5.02. Registration of Transfer and Exchange of Certificates .

      (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

      (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class A-P, Class A-V, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case of any other Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

      (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

      (e)(i) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested (a) either is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

              (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such class M Certificate a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company).

              (iii) (A) If any Book-Entry Mezzanine Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

              (B) Any purported Certificate Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

              (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (i) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (ii) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

              (C)  Notwithstanding  the  delivery  of a Transfer  Affidavit  and
      Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

              (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

              (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

      (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

      (iii) (A) If any Person other than a Permitted Transferee shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

              (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

      (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

      (v) The provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

              (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

              (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel), in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

      (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates .

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners .

      Prior to due  presentation of a Certificate for  registration of transfer,
the  Company,  the  Master  Servicer,  the  Trustee,   Financial  Security,  the
Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

      Section 5.05. Appointment of Paying Agent .
      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

      Section 5.06. Optional Purchase of Certificates .

      (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

      (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

              (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

              (ii)  the purchase price therefor, if known, and

              (iii)  that  the  Record  Date   otherwise   applicable   to  such
      Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

      (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

      (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

      Section 6.01. Respective Liabilities of the Company and the Master Servicer .

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 6.02. Merger or  Consolidation  of the  Company or  the  Master
                    Servicer; Assignment of Rights and Delegation of Duties by Master Servicer .

      (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

      (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

      Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others .

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section 6.04. Company and Master Servicer Not to Resign .

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

      Section 7.01. Events of Default .

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

              (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

              (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) the Master  Servicer  shall  notify the  Trustee  pursuant to
      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

      Section 7.02. Trustee or Company to Act; Appointment of Successor .

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

      Section 7.03. Notification to Certificateholders

      (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      Section 7.04. Waiver of Events of Default .

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

      Section 8.01. Duties of Trustee .

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

              (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

              (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

              (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses
      (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

              (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

      Section 8.02. Certain Matters Affecting the Trustee .

      (a)     Except as otherwise provided in Section 8.01:

              (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

              (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

              (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

              (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

      (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans .

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

      Section 8.04. Trustee May Own Certificates .

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

      Section 8.05. Master  Servicer  to Pay  Trustee's  Fees  and Expenses;
                    Indemnification .

      (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

              (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

              (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

              (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

      Section 8.06. Eligibility Requirements for Trustee .

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation and Removal of the Trustee .

      (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

      (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

      Section 8.08. Successor Trustee .

      (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09. Merger or Consolidation of Trustee .

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee .

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Appointment of Custodians .

      The Trustee may, with the consent of the Master Servicer and the Company appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

      Section 8.12. Appointment of Office or Agency .

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

      Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans .

      (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

              (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

              (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

      (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

              (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

              (ii) the amount of any such final payment, if known, and

              (iii)  that  the  Record  Date   otherwise   applicable   to  such
      Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

      (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a) and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

      (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

      Section 9.02. Termination of REMIC II .

              REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

      Section 9.03. Additional Termination Requirements .

      (a) REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in
Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

              (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and REMIC II ,as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

              (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

              (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

      (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

      Section 10.01.    REMIC Administration .

      (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in the REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the Class A Certificates (other than the Class A-V Certificates), Class M Certificates and Class B Certificates and the Uncertificated REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated a the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates, respectively.

      (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

      (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R-I Certificates and Class R-II Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation, not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

      (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

      (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

      (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause each of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I and REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I and REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator, or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC I or REMIC II or their assets, or causing REMIC I and REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I and REMIC II, and the Trustee shall not take any such action or cause REMIC I and REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I or REMIC II or their assets as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I and REMIC II as defined in
Section 860G(c) of the Code, on any contributions to REMIC I and REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

      (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

      (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I and REMIC II unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I and REMIC II will not cause REMIC I and REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I and REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

      (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which REMIC I and REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each "regular interest" in REMIC II is October 25, 2028.

      (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

      (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I and REMIC II, (iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I and REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I and REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify REMIC I and REMIC II against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

      Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification .

      (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

      (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including, without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

      (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                                 CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

      Section 11.01.    Rights of  Financial  Security to Exercise  Rights of
                    Insured Certificateholders .

      By accepting its Certificate, each Insured Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

      Section 11.02.    Claims  Upon the FSA  Policy;  FSA  Policy  Payments
                    Account .

      (a) If, on the Business Day next succeeding the Determination Date, the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal or withdrawal from the FSA Reserve Account for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer pursuant to Section 3.16(e) or the Insured Reserve Fund and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended or similar legislation or regulations as in effect from time to time) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section 5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the FSA Policy and stating the amount to be drawn and stating the Guaranteed Distribution Amount for the Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

      (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Master Servicer.

      On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02, directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

      (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Insured Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

Section 11.03.    Effect of Payments by Financial Security; Subrogations .

      Anything  herein to the  contrary  notwithstanding,  for  purposes of this
Section 11.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Master Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

      The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

Section 11.04.    Notices and Information to Financial Security .

      (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to Financial Security.

      (b) The Master Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans.

Section 11.05.    Trustee to Hold FSA Policy .

      The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of either REMIC I or REMIC II created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the FSA Policy to Financial Security for cancellation upon the expiration of the term of the FSA Policy as provided in the FSA Policy following the retirement of the Insured Certificates. To the extent that the FSA Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of either REMIC I or REMIC II and (2) it shall be owned by Financial Security, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

      Section 11.06.    FSA Reserve Account .

      The Trustee, as agent for Financial Security, shall on each Distribution Date put one fourth of the Insurance Premium in an account, in the name of Financial Security Assurance Inc., which shall be called the FSA Reserve Account. If the Master Servicer directs the Trustee to make a draw on the FSA Policy by delivering the certificate described in Section 11.02(a), the Trustee shall, unless otherwise directed by Financial Security, withdraw the amount of such claim from the FSA Reserve Account and transfer it to the FSA Policy Payments Account. Any such transfer shall be treated as a payment by Financial Security on the FSA Policy and shall be reported to Financial Security on a Notice of Claim in the form attached to the endorsement to the FSA Policy. The FSA Reserve Account is the property of Financial Security. Amounts in the FSA Reserve Account shall be invested at the direction of Financial Security (and such investments need not be Permitted Investments). Gains and losses on such investments shall be allocated to the FSA Reserve Account. Financial Security may at any time, by written direction to the Trustee, (i) increase or decrease amounts deposited in the FSA Reserve Account or discontinue such deposits, or
(ii) direct that all or any portion of the FSA Reserve Account be withdrawn and paid to it or upon its direction. Unless otherwise directed by Financial Security, the Trustee shall pay any remaining balance in the FSA Reserve Account to Financial Security upon retirement of the Insured Certificates.

      Section 11.07.    Payment of Insurance Premium .

      Unless otherwise designated in writing by the President or a Managing Director of Financial Security to the Trustee, the Insurance Premium to be paid pursuant to Section 4.02(a) shall be paid by the Trustee to Financial Security by wire transfer with the following details specifically stated in the wire transfer:

      Bank: The Bank of New York
      ABA Number: 021000018
      For the account of: Financial Security Assurance Inc.
      Account Number: 8900297263
      Policy Number: 50766-N

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01.    Amendment .

      (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

            (i)   to cure any ambiguity,

            (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

            (iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

            (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

            (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates, by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that
      (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

            (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

            (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

      (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

      (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.
      (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      Section 12.02.    Recordation of Agreement; Counterparts .

      (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section  12.03.   Limitation on Rights of Certificateholders .

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

      (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 12.04.    Governing Law .

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 12.05.    Notices .

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, or such other address as may hereafter be furnished to the Master Servicer, Financial Security and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker, or such other address as may be hereafter furnished to the Company, Financial Security and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-S23 or such other address as may hereafter be furnished to the Company, Financial Security and the Master Servicer in writing by the Trustee, (d) in the case of Fitch IBCA, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee, Financial Security and the Master Servicer in writing by Fitch IBCA, (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's, and (f) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Re: Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S30, (telecopy number (212)339-3518 or (212)339-3529) or such other number or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Company in writing by Financial Security. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to a Financial Security Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.
      Section 12.06.    Notices to Rating Agency .

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

            (a)   a material change or amendment to this Agreement,

            (b)   the occurrence of an Event of Default,

            (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

            (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
      Section 3.12 or the cancellation or modification of coverage under any such instrument,

            (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

            (f) the  statements  required to be  delivered  pursuant to Sections
      3.18 and 3.19,

            (g) a change in the location of the Custodial Account or the Certificate Account,

            (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

            (i)   the occurrence of the Final Distribution Date,

            (j)   the repurchase of or substitution for any Mortgage Loan, and

            (k) any Financial Security Default that has not been cured,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

      Section 12.07.    Severability of Provisions .
      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 12.08.    Supplemental Provisions for Resecuritization .

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of REMIC I or REMIC II as REMICs or (subject to Section 10.01(f)) result in the imposition of a tax upon REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                                     RESIDENTIAL
                                    FUNDING MORTGAGE SECURITIES I, INC.

[Seal]

By:
                                    Name: Stephen Hynes
                                    Title:   Vice President

Attest:
Name: Randy Van Zee
Title:      Vice President


                                                                     RESIDENTIAL
                                    FUNDING CORPORATION

[Seal]

By:
                                    Name: Randy Van Zee
                                                                          Title:
                                          Director

Attest:
Name: Stephen Hynes
Title:      Director


                                                                       THE FIRST
                                    NATIONAL BANK OF CHICAGO, as Trustee

[Seal]

By:
                                      Name:
                                     Title:


Attest:
Name:
Title:

STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Stephen Hynes, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]




STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

STATE OF                )
                        ) ss.:
COUNTY OF         )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared _________________, known to me to be an Vice President of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                  EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. __            [_____%] [Adjustable][Variable] [Pass-Through
                              Rate] [Step Rate]
Class A-__ Senior

Date of Pooling and Servicing               Percentage Interest: ____%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:      Aggregate Initial [Certificate Principal Balance]
January 25, 1999              [Notional Amount] of the Class A-__ Certificates:
                              $------------

Master Servicer:                   Initial [Certificate Principal
Residential Funding Corporation  Balance] [Notional Amount] of this Certificate:
                                   $------------

Assumed Final                      CUSIP _________
Distribution Date:
December 25, 2028


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1998-S30

      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                               By:
                                          Authorized Signatory

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] [CLASS R CERTIFICATES] [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

      NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
      THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A
      PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
      DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
      BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
      DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___     ____% Pass-Through Rate

Class M-    Mezzanine   Aggregate Certificate
                                   Principal Balance
                                   of the Class M-__ Certificates:
Date of Pooling and Servicing   $_______________
Agreement and Cut-off Date:
December 1, 1998        Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:   $_______________
January 25, 1999
                                   CUSIP: ____________
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

            Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

            1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

            2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

            Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of

Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] [CLASS M CERTIFICATES] [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __      ____ % Pass-Through Rate

Class B-__ Subordinate   Aggregate Certificate
                                   Principal Balance
                                   of the Class B-__
                                   Certificates as of
Date of Pooling and Servicing   the Cut-off Date:
Agreement and Cut-off Date:  $_______________
December 1, 1998
                                   Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:    $_______________
January 25, 1999

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This   certifies   that   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended

("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

      SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH

PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___             ____% Pass-Through Rate

Class [R-I] [R-II] Senior       Aggregate Initial Certificate Principal
                                Balance of the Class [R-I] [R-II]
                                Certificates: $100.00

Date of Pooling and Servicing    Percentage Interest: ______%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:        Initial Certificate Principal
January 25, 1999                Balance of this Certificate:
                                              $---------------

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:    CUSIP ____________
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I] [R-II] Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I] [R-II] Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class [R-I] [R-II] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class [R-I] [R-II] Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                    By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998- S30 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a

Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Trustee

One North State Street
Chicago, Illinois 60602

Attention: Residential Funding
Corporation, Series 1998-S30
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING
                                       CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                       By:
                                       Name:
                                       Title:


Address:                               NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:
                                       Name:
                                       Title:

STATE OF ILLINOIS  )
                              ) ss.:
COUNTY OF ______________ )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             Notary Public

[Notarial Seal]




STATE OF MINNESOTA   )
                              ) ss:
COUNTY OF HENNEPIN   )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          December 30, 1998


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S23

Re: Custodial Agreement, dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or a lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 1998



The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S30

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 1998




The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S30

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE


                                  EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. __              [_____%] [Adjustable][Variable] [Pass-Through
                                Rate] [Step Rate]
Class A-__ Senior

Date of Pooling and Servicing            Percentage Interest: ____%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:      Aggregate Initial [Certificate Principal Balance]
January 25, 1999              [Notional Amount] of the Class A-__ Certificates:
                              $------------

Master Servicer:                Initial [Certificate Principal
Residential Funding Corporation Balance] [Notional Amount] of this Certificate:
                                $------------

Assumed Final                   CUSIP _________
Distribution Date:
December 25, 2028


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1998-S30

      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                               By:
                                          Authorized Signatory

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] [CLASS R CERTIFICATES] [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

      NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
      THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A
      PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
      DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
      BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
      DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___     ____% Pass-Through Rate

Class M-    Mezzanine   Aggregate Certificate
                                   Principal Balance
                                   of the Class M-__ Certificates:
Date of Pooling and Servicing   $_______________
Agreement and Cut-off Date:
December 1, 1998        Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:   $_______________
January 25, 1999
                                   CUSIP: ____________
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

            Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

            1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

            2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

            Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of

Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] [CLASS M CERTIFICATES] [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __      ____ % Pass-Through Rate

Class B-__ Subordinate   Aggregate Certificate
                                   Principal Balance
                                   of the Class B-__
                                   Certificates as of
Date of Pooling and Servicing   the Cut-off Date:
Agreement and Cut-off Date:  $_______________
December 1, 1998
                                   Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:    $_______________
January 25, 1999

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This   certifies   that   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended

("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

      SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH

PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___             ____% Pass-Through Rate

Class [R-I] [R-II] Senior       Aggregate Initial Certificate Principal
                                Balance of the Class [R-I] [R-II]
                                Certificates: $100.00

Date of Pooling and Servicing    Percentage Interest: ______%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:        Initial Certificate Principal
January 25, 1999                Balance of this Certificate:
                                              $---------------

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:    CUSIP ____________
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1998-S30

      evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I] [R-II] Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I] [R-II] Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class [R-I] [R-II] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class [R-I] [R-II] Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                    By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998- S30 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a

Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Trustee

One North State Street
Chicago, Illinois 60602

Attention: Residential Funding
Corporation, Series 1998-S30
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING
                                       CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                       By:
                                       Name:
                                       Title:


Address:                               NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:
                                       Name:
                                       Title:

STATE OF ILLINOIS  )
                              ) ss.:
COUNTY OF ______________ )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             Notary Public

[Notarial Seal]




STATE OF MINNESOTA   )
                              ) ss:
COUNTY OF HENNEPIN   )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          December 30, 1998


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S23

Re: Custodial Agreement, dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or a lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 1998



The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S30

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 1998




The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S30

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S30 Ladies and
     Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT P

                            SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1842078 291,729.54      6.095   0.0623076923    18,176.99
1844631 448,933.81      6.095   0.0623076923    27,972.03
1845076 158,000.00      6.095   0.0623076923    9,844.62
1849377 114,800.00      6.095   0.0623076923    7,152.92
2699020 340,484.35      6.095   0.0623076923    21,214.79
1824899 435,209.56      6.220   0.0430769231    18,747.49
1839783 302,700.00      6.220   0.0430769231    13,039.38
1839938 403,335.05      6.220   0.0430769231    17,374.43
1840449 312,000.00      6.220   0.0430769231    13,440.00
1841581 299,728.79      6.220   0.0430769231    12,911.39
1843749 308,820.57      6.220   0.0430769231    13,303.04
1844300 279,746.88      6.220   0.0430769231    12,050.63
1844335 267,058.36      6.220   0.0430769231    11,504.05
1845574 261,013.82      6.220   0.0430769231    11,243.67
1845728 252,000.00      6.220   0.0430769231    10,855.38
1846775 223,800.00      6.220   0.0430769231    9,640.62
1847455 291,736.03      6.220   0.0430769231    12,567.09
2695639 527,042.77      6.220   0.0430769231    22,703.38
2695652 638,839.72      6.220   0.0430769231    27,519.25
2695660 439,202.31      6.220   0.0430769231    18,919.48
2695738 239,564.90      6.220   0.0430769231    10,319.72
2696005 268,512.33      6.220   0.0430769231    11,566.68
2696010 279,492.39      6.220   0.0430769231    12,039.67
2696014 379,311.08      6.220   0.0430769231    16,339.55
2705393 550,000.00      6.220   0.0430769231    23,692.31
2706469 129,500.00      6.220   0.0430769231    5,578.46
1816877 269,761.78      6.345   0.0238461538    6,432.78
1821046 437,000.00      6.345   0.0238461538    10,420.77
1824868 259,539.95      6.345   0.0238461538    6,189.03
1828999 297,737.08      6.345   0.0238461538    7,099.88
1829428 306,456.78      6.345   0.0238461538    7,307.82
1831656 290,393.56      6.345   0.0238461538    6,924.77
1836356 460,000.00      6.345   0.0238461538    10,969.23
1837933 367,175.76      6.345   0.0238461538    8,755.73
1838556 283,900.00      6.345   0.0238461538    6,769.92
1839959 251,777.67      6.345   0.0238461538    6,003.93
1840859 143,773.04      6.345   0.0238461538    3,428.43
1840866 350,000.00      6.345   0.0238461538    8,346.15
1842043 531,980.37      6.345   0.0238461538    12,685.69
1842082 295,476.25      6.345   0.0238461538    7,045.97
1842088 303,462.08      6.345   0.0238461538    7,236.40
1842396 315,921.02      6.345   0.0238461538    7,533.50
1842533 238,988.96      6.345   0.0238461538    5,698.97
1845421 307,055.72      6.345   0.0238461538    7,322.10
1845707 251,827.62      6.345   0.0238461538    6,005.12
1845924 254,648.60      6.345   0.0238461538    6,072.39
1845927 262,168.49      6.345   0.0238461538    6,251.71
2696001 274,513.40      6.345   0.0238461538    6,546.09
2696016 286,442.27      6.345   0.0238461538    6,830.55
2696018 280,951.99      6.345   0.0238461538    6,699.62
2699038 289,744.13      6.345   0.0238461538    6,909.28
2704592 352,000.00      6.345   0.0238461538    8,393.85
1843616 560,505.27      6.346   0.0237692308    13,322.78
1748453 327,827.21      6.470   0.0046153846    1,513.05
1790882 299,007.72      6.470   0.0046153846    1,380.04
1806767 296,844.21      6.470   0.0046153846    1,370.05
1807126 110,458.92      6.470   0.0046153846    509.81
1807348 256,279.16      6.470   0.0046153846    1,182.83
1809928 499,569.51      6.470   0.0046153846    2,305.71
1818600 479,586.73      6.470   0.0046153846    2,213.48
1820920 99,827.32       6.470   0.0046153846    460.74
1821664 299,741.70      6.470   0.0046153846    1,383.42
1824773 398,960.98      6.470   0.0046153846    1,841.36
1824811 352,390.43      6.470   0.0046153846    1,626.42
1824829 269,533.76      6.470   0.0046153846    1,244.00
1825345 299,481.95      6.470   0.0046153846    1,382.22
1828755 384,668.53      6.470   0.0046153846    1,775.39
1828993 276,261.93      6.470   0.0046153846    1,275.06
1829229 367,283.50      6.470   0.0046153846    1,695.15
1829383 188,124.57      6.470   0.0046153846    868.27
1829416 349,698.65      6.470   0.0046153846    1,613.99
1830067 295,745.15      6.470   0.0046153846    1,364.98
1831608 409,646.99      6.470   0.0046153846    1,890.68
1832118 264,771.84      6.470   0.0046153846    1,222.02
1832134 305,736.54      6.470   0.0046153846    1,411.09
1832139 226,804.56      6.470   0.0046153846    1,046.79
1833984 275,453.90      6.470   0.0046153846    1,271.33
1836494 262,400.00      6.470   0.0046153846    1,211.08
1836644 259,000.00      6.470   0.0046153846    1,195.38
1837504 307,535.00      6.470   0.0046153846    1,419.39
1837740 300,000.00      6.470   0.0046153846    1,384.62
1837755 257,777.86      6.470   0.0046153846    1,189.74
1837797 264,172.36      6.470   0.0046153846    1,219.26
1838847 374,677.13      6.470   0.0046153846    1,729.28
1839317 439,821.00      6.470   0.0046153846    2,029.94
1839372 434,625.47      6.470   0.0046153846    2,005.96
1839605 282,756.35      6.470   0.0046153846    1,305.03
1839623 337,708.99      6.470   0.0046153846    1,558.66
1840351 247,386.82      6.470   0.0046153846    1,141.79
1840583 396,000.00      6.470   0.0046153846    1,827.69
1840598 322,000.00      6.470   0.0046153846    1,486.15
1840608 391,562.58      6.470   0.0046153846    1,807.21
1840681 207,421.26      6.470   0.0046153846    957.33
1840773 269,767.53      6.470   0.0046153846    1,245.08
1841023 299,741.70      6.470   0.0046153846    1,383.42
1841469 274,763.23      6.470   0.0046153846    1,268.14
1841499 299,741.70      6.470   0.0046153846    1,383.42
1841512 312,000.00      6.470   0.0046153846    1,440.00
1841525 261,924.29      6.470   0.0046153846    1,208.88
1841531 599,483.41      6.470   0.0046153846    2,766.85
1841585 505,114.73      6.470   0.0046153846    2,331.30
1841602 359,690.04      6.470   0.0046153846    1,660.11
1841663 489,578.11      6.470   0.0046153846    2,259.59
1841705 299,741.70      6.470   0.0046153846    1,383.42
1841730 349,698.66      6.470   0.0046153846    1,613.99
1841761 299,741.70      6.470   0.0046153846    1,383.42
1841877 302,139.64      6.470   0.0046153846    1,394.49
1841959 424,634.09      6.470   0.0046153846    1,959.85
1841966 299,481.95      6.470   0.0046153846    1,382.22
1842015 574,007.09      6.470   0.0046153846    2,649.26
1842027 359,064.88      6.470   0.0046153846    1,657.22
1842038 253,162.09      6.470   0.0046153846    1,168.44
1842056 307,468.13      6.470   0.0046153846    1,419.08
1842057 274,525.12      6.470   0.0046153846    1,267.04
1842080 303,225.71      6.470   0.0046153846    1,399.50
1842095 496,072.52      6.470   0.0046153846    2,289.57
1842108 264,542.39      6.470   0.0046153846    1,220.96
1842155 420,969.59      6.470   0.0046153846    1,942.94
1842160 409,646.99      6.470   0.0046153846    1,890.68
1842180 263,722.75      6.470   0.0046153846    1,217.18
1842331 360,889.01      6.470   0.0046153846    1,665.64
1842370 396,158.61      6.470   0.0046153846    1,828.42
1842394 265,770.98      6.470   0.0046153846    1,226.64
1842765 273,364.44      6.470   0.0046153846    1,261.68
1842774 319,724.48      6.470   0.0046153846    1,475.65
1842795 256,179.24      6.470   0.0046153846    1,182.37
1842812 319,724.49      6.470   0.0046153846    1,475.65
1842815 247,286.91      6.470   0.0046153846    1,141.32
1842880 284,754.63      6.470   0.0046153846    1,314.25
1842916 232,799.40      6.470   0.0046153846    1,074.46
1843282 81,579.69       6.470   0.0046153846    376.52
1844158 309,733.10      6.470   0.0046153846    1,429.54
1845043 263,772.70      6.470   0.0046153846    1,217.41
1845364 349,698.65      6.470   0.0046153846    1,613.99
1845422 559,517.85      6.470   0.0046153846    2,582.39
1845514 287,752.03      6.470   0.0046153846    1,328.09
1845654 412,844.24      6.470   0.0046153846    1,905.43
1845701 353,295.55      6.470   0.0046153846    1,630.59
1845703 307,734.81      6.470   0.0046153846    1,420.31
1845864 258,000.00      6.470   0.0046153846    1,190.77
1845887 280,000.00      6.470   0.0046153846    1,292.31
1845901 244,000.00      6.470   0.0046153846    1,126.15
1846004 259,776.14      6.470   0.0046153846    1,198.97
1846033 336,124.63      6.470   0.0046153846    1,551.34
1846089 251,783.03      6.470   0.0046153846    1,162.08
1846172 291,698.63      6.470   0.0046153846    1,346.30
1846198 326,118.97      6.470   0.0046153846    1,505.16
1846199 451,610.83      6.470   0.0046153846    2,084.36
1846350 270,282.47      6.470   0.0046153846    1,247.46
1846394 456,000.00      6.470   0.0046153846    2,104.62
1846411 158,350.00      6.470   0.0046153846    730.85
1846649 76,000.00       6.470   0.0046153846    350.77
1846705 362,350.00      6.470   0.0046153846    1,672.38
1848364 335,000.00      6.470   0.0046153846    1,546.15
1848932 310,000.00      6.470   0.0046153846    1,430.77
1849017 478,937.28      6.470   0.0046153846    2,210.48
1849532 315,727.93      6.470   0.0046153846    1,457.21
2695576 306,969.01      6.470   0.0046153846    1,416.78
2695617 486,159.04      6.470   0.0046153846    2,243.81
2695637 499,136.58      6.470   0.0046153846    2,303.71
2695641 628,912.11      6.470   0.0046153846    2,902.67
2695646 259,551.02      6.470   0.0046153846    1,197.93
2695648 309,260.02      6.470   0.0046153846    1,427.35
2695650 305,705.81      6.470   0.0046153846    1,410.95
2695655 329,430.14      6.470   0.0046153846    1,520.45
2695683 302,739.12      6.470   0.0046153846    1,397.26
2695684 287,168.77      6.470   0.0046153846    1,325.39
2695685 251,549.22      6.470   0.0046153846    1,161.00
2695692 349,395.60      6.470   0.0046153846    1,612.60
2695697 430,804.79      6.470   0.0046153846    1,988.33
2695701 499,569.50      6.470   0.0046153846    2,305.71
2695740 297,485.42      6.470   0.0046153846    1,373.01
2695748 346,600.46      6.470   0.0046153846    1,599.69
2695995 323,871.23      6.470   0.0046153846    1,494.79
2696002 499,136.58      6.470   0.0046153846    2,303.71
2696015 249,568.29      6.470   0.0046153846    1,151.85
2699015 281,257.63      6.470   0.0046153846    1,298.11
2699023 237,295.51      6.470   0.0046153846    1,095.21
2699034 191,884.64      6.470   0.0046153846    885.62
2699046 396,258.53      6.470   0.0046153846    1,828.89
2699049 317,800.00      6.470   0.0046153846    1,466.77
2703400 613,250.00      6.470   0.0046153846    2,830.38
2705392 236,000.00      6.470   0.0046153846    1,089.23
2706240 136,000.00      6.470   0.0046153846    627.69
2707048 308,350.00      6.470   0.0046153846    1,423.15

        $59,983,414.11          0.0131946895    $791,462.53

                                   EXHIBIT G

                       FORM OF SELLER/SERVICER CONTRACT


      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

            (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b. Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (___) ___-____

9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                                (Name of Seller/Servicer)

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:




ATTEST:                       RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:

                                   EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                    Other:

Name

Title

Date

                                  EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
                  : ss.:
COUNTY OF )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-S30, Class R-I and Class R-II (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership' within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is ______________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.


                                    I-1-2

            13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

            14. The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA.

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

                                    I-1-3

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                    [NAME OF OWNER]


                                    By:
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ____ day of ________________, 199__.




                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My  Commission   expires  the  ____  day  of
                                    _______________, 19__.

                                    I-1-4

                                  EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, Class R-I and Class R-II

Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class R-I and Class R-II (the "Certificates"), pursuant to Section
5.02  of the  Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing
Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-I or Class R-II Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,




                                       (Seller)


                                       By:
                                       Name:
                                       Title:

                                    I-2-2

                                  EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, [Class B-     ]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                  (a) The  Purchaser  is not an  employee  benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
            ss.2510.3-101;

                  (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                  (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                       Very truly yours,


                                       (Purchaser)

                                       By:
                                       Name:
                                       Title:

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                                    ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S23, [Class M-]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                          (a) The Purchaser is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan

                                    J-2-1
     within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                          (b) The Purchaser is an insurance company;  the source
            of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (c)  The  Purchaser  has  provided  the  Trustee,  the
            Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                          Very truly yours,


                                          (Purchaser)

                                          By:
                                          Name:
                                          Title:

                                    J-2-2

                                   EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                       , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,


                              (Seller)



                              By:
                              Name:
                              Title:

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule

      144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller          Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                    Title:

Taxpayer Identification:    Taxpayer Identification:

No.                                 No.

Date:                               Date:

                                                          ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

   ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

   ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

   ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

   ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___ ___ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:

                              Date:

                              ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates
                                Series 1998-S30


                                                                  , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1998-S30 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential

Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                   EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                          __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

            Re: Mortgage Pass-Through Certificates, Series 1998-S30 Assignment of Mortgage Loan


Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

       (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT F

                             MORTGAGE LOAN SCHEDULES
1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.44.18          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S30                               CUTOFF : 12/01/98
  POOL       : 0004345
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1675105          180/G01             F          136,600.00         ZZ
                                         360        136,396.61          1
    LOT 3 UNDERWOOD DR                 7.500            955.13         71
                                       7.250            955.13      195,000.00
    LAKESHORE FORES  GA   30564          1            02/02/98         00
    0431103035                           05           11/01/98          0
    0012208138                           O            10/01/28
    0


    1710473          526/526             F          284,000.00         ZZ
                                         360        281,749.15          1
    4135 ALHAMA DRIVE                  6.750          1,842.02         75
                                       6.500          1,842.02      380,000.00
    WOODLAND HI      CA   91364          2            02/24/98         00
    306534                               05           04/01/98          0
    306534                               O            03/01/28
    0


    1713519          891/G01             F          276,000.00         ZZ
                                         353        276,000.00          1
    PORTOBAGO TRAIL                    7.500          1,940.11         80
                                       7.250          1,940.11      345,000.00
    PORT ROYAL       VA   22535          4            11/12/98         00
    0431106624                           05           01/01/99          0
    98038288                             O            05/01/28
    0


    1715728          429/549             F          314,000.00         ZZ
                                         360        312,140.87          1
    2339 TICONDEROGA DRIVE             7.625          2,222.48         90
                                       7.375          2,222.48      349,000.00
    SAN MATEO        CA   94402          1            03/13/98         11
    63887452                             03           05/01/98         25
1


    63887452                             O            04/01/28
    0


    1718282          E62/K06             F          465,000.00         ZZ
                                         360        461,791.58          1
    4380 OLD WESLEYAN WOODS            7.500          3,251.35         77
                                       7.250          3,251.35      607,000.00
    ALPHARETTA       GA   30022          2            03/16/98         00
    0430803254                           03           05/01/98          0
    3600003239                           O            04/01/28
    0


    1724366          462/462             F          429,000.00         ZZ
                                         360        425,837.99          1
    6380 ROYAL GROVE DRIVE             7.125          2,890.26         76
                                       6.875          2,890.26      568,710.00
    HUNTINGTON BEAC  CA   92648          1            02/09/98         00
    4954707                              03           04/01/98          0
    4954707                              O            03/01/28
    0


    1724416          462/462             F          303,050.00         ZZ
                                         360        300,974.50          1
    205 SOUTH GORDON ROAD              7.500          2,118.97         95
                                       7.250          2,118.97      319,000.00
    FT LAUDERDALE    FL   33301          1            02/27/98         12
    5203005                              05           04/01/98         30
    5203005                              O            03/01/28
    0


    1724454          462/462             F          229,650.00         ZZ
                                         360        228,038.03          1
    6862 NW 111 AVENUE                 7.375          1,586.14         80
                                       7.125          1,586.14      287,090.00
    MIAMI            FL   33178          1            02/27/98         00
    5130109                              03           04/01/98          0
    5130109                              O            03/01/28
    0


    1724503          462/462             F          238,650.00         ZZ
                                         360        236,891.01          1
    19 AMBROSIA PLACE                  7.125          1,607.83         80
                                       6.875          1,607.83      298,370.00
    THE WOODLANDS    TX   77381          1            02/10/98         00
    4931507                              03           04/01/98          0
    4931507                              O            03/01/28
    0


1


    1724507          462/462             F          297,500.00         ZZ
                                         360        294,089.26          1
    1208 VIA VISALIA                   7.125          2,004.32         79
                                       6.875          2,004.32      380,000.00
    SAN CLEMENTE     CA   92672          2            02/23/98         00
    5275706                              03           04/01/98          0
    5275706                              O            03/01/28
    0


    1724575          462/462             F          487,000.00         ZZ
                                         360        483,497.03          1
    6 PACIFIC CREST                    7.250          3,322.20         80
                                       7.000          3,322.20      610,000.00
    LAGUNA NIGUEL    CA   92677          2            02/26/98         00
    5274501                              03           04/01/98          0
    5274501                              O            03/01/28
    0


    1724600          462/462             F          500,000.00         ZZ
                                         360        496,571.48          1
    2155 PALMER PLACE                  7.500          3,496.08         80
                                       7.250          3,496.08      625,000.00
    TUSTIN           CA   92782          1            02/11/98         00
    5052006                              03           04/01/98          0
    5052006                              O            03/01/28
    0


    1724650          462/462             F          572,300.00         ZZ
                                         360        568,081.77          1
    2543 ALAMO COUNTRY CIRCLE          7.125          3,855.70         80
                                       6.875          3,855.70      715,416.00
    ALAMO            CA   94507          1            02/19/98         00
    4553442                              05           04/01/98          0
    4553442                              O            03/01/28
    0


    1725306          E22/G01             F          310,000.00         ZZ
                                         360        308,253.53          1
    50280 FELLOWS HILL DRIVE           7.875          2,247.72         80
                                       7.625          2,247.72      387,585.00
    PLYMOUTH         MI   48170          1            03/31/98         00
    0410768717                           05           05/01/98          0
    410768717                            O            04/01/28
    0


    1725351          L38/K06             F          243,300.00         ZZ
                                         360        241,894.71          1
    4 REDMOND COURT                    7.750          1,743.04         89
                                       7.500          1,743.04      276,154.00
1


    BRIDGEWATER      NJ   08876          1            03/30/98         04
    0430736413                           03           05/01/98         25
    004070000000590                      O            04/01/28
    0


    1725710          144/144             F          350,000.00         T
                                         360        348,295.57          1
    4 ON THE BLUFF                     7.125          2,358.01         25
    NORTH HAVEN                        6.875          2,358.01    1,449,540.00
    SOUTHHAMPTON     NY   11963          4            05/19/98         00
    0000                                 05           07/01/98          0
    0000                                 O            06/01/28
    0


    1726810          168/168             F          397,000.00         ZZ
                                         360        394,590.76          1
    50 AMBASSADOR DRIVE                7.500          2,775.88         80
                                       7.250          2,775.88      500,000.00
    ROCHESTER        NY   14610          2            03/13/98         00
    189332573                            05           05/01/98          0
    189332573                            O            04/01/28
    0


    1731977          168/168             F          268,000.00         ZZ
                                         360        266,373.64          1
    792 COVERDALE COURT                7.500          1,873.89         80
                                       7.250          1,873.89      335,000.00
    VIRGINIA BEACH   VA   23452          1            03/31/98         00
    0169375340                           05           05/01/98          0
    0169375340                           O            04/01/28
    0


    1732502          514/K06             F          145,600.00         ZZ
                                         360        144,716.36          1
    903 CATALPA COVE                   7.500          1,018.06         80
                                       7.250          1,018.06      182,043.00
    ROUND ROCK       TX   78664          1            03/27/98         00
    0430806182                           03           05/01/98          0
    366598                               O            04/01/28
    0


    1733326          367/367             F          269,370.10         ZZ
                                         327        267,351.08          1
    8416 BELLS RIDGE TERRACE           7.625          1,958.44         78
                                       7.375          1,958.44      347,470.00
    POTOMAC          MD   20854          1            04/17/98         00
    264400                               07           05/01/98          0
    264400                               O            07/01/25
    0
1




    1733690          575/K06             F          124,250.00         ZZ
                                         360        123,495.92          1
    1120 WANDA LANE                    7.500            868.78         70
                                       7.250            868.78      177,500.00
    MECHANICSVILLE   MD   20659          1            03/26/98         00
    0430765164                           05           05/01/98          0
    6841548                              O            04/01/28
    0


    1734130          920/G01             F          568,000.00         ZZ
                                         354        568,000.00          1
    238 15TH STREET                    7.375          3,941.31         80
                                       7.125          3,941.31      710,000.00
    SEAL BEACH       CA   90740          2            11/20/98         00
    0431117779                           05           01/01/99          0
    T985109                              O            06/01/28
    0


    1734172          638/K06             F          148,450.00         ZZ
                                         360        147,016.36          1
    1984 DAVIS DRIVE                   7.000            987.64         90
                                       6.750            987.64      165,000.00
    LOS BANOS        CA   93635          1            04/16/98         10
    0430767160                           05           06/01/98         25
    08721934                             O            05/01/28
    0


    1735656          A19/K06             F          238,000.00         ZZ
                                         360        236,594.36          1
    215 BARTHOLOMEW STREET             7.875          1,725.67         79
                                       7.625          1,725.67      305,000.00
    PEABODY          MA   01960          2            05/20/98         00
    0430805689                           05           07/01/98          0
    7310                                 O            06/01/28
    0


    1736263          098/G01             F          280,000.00         ZZ
                                         360        279,572.55          1
    18 OSBORN STREET                   7.375          1,933.90         66
                                       7.125          1,933.90      425,000.00
    STONY POINT      NY   10980          2            09/29/98         00
    0431105238                           05           11/01/98          0
    9809042048                           O            10/01/28
    0


    1741301          F28/K06             F          390,000.00         ZZ
                                         360        385,145.44          1
1


    835 BAY COLT LANE                  7.500          2,726.94         80
                                       7.250          2,726.94      490,000.00
    UNION            KY   41091          1            07/25/97         00
    0430789818                           03           09/01/97          0
    3325109                              O            08/01/27
    0


    1743782          891/G01             F          138,000.00         ZZ
                                         355        138,000.00          1
    VALLEY FIELD LANE                  7.500            968.56         80
                                       7.250            968.56      173,500.00
    RADFORD          VA   24141          2            10/27/98         00
    0431106632                           05           01/01/99          0
    98085335                             O            07/01/28
    0


    1744040          M65/K06             F          160,000.00         ZZ
                                         360        159,442.13          1
    1346 EDWARDS AVENUE                7.875          1,160.12         80
                                       7.625          1,160.12      200,000.00
    BRONX            NY   10461          1            06/30/98         00
    0430990895                           05           08/01/98          0
    0000                                 O            07/01/28
    0


    1744720          891/G01             F          163,000.00         ZZ
                                         354        163,000.00          1
    LOT 25A DEER MEADOWS ESTATES       7.750          1,172.80         82
                                       7.500          1,172.80      198,800.00
    CHURCHVILLE      VA   24421          2            11/11/98         12
    0431120294                           05           01/01/99         12
    98110360                             O            06/01/28
    0


    1744808          168/168             F          288,000.00         ZZ
                                         360        285,239.07          1
    2260 PECONIC BAY BOULEVARD         7.750          2,063.27         90
                                       7.500          2,063.27      320,000.00
    LAUREL           NY   11948          1            03/03/98         04
    0189336030                           05           05/01/98         25
    0189336030                           O            04/01/28
    0


    1747478          025/025             F          371,700.00         ZZ
                                         360        368,931.48          1
    478 SQUIRE DRIVE                   7.625          2,630.87         87
                                       7.375          2,630.87      428,500.00
    WELLINGTON       FL   33414          4            02/02/98         11
    475865                               05           03/01/98         25
1


    475865                               O            02/01/28
    0


    1747576          686/686             F          100,000.00         ZZ
                                         360         99,362.54          1
    85  MESROBIAN DRIVE                7.250            682.18         25
                                       7.000            682.18      400,000.00
    LAUREL           NY   11948          1            04/15/98         00
    818587388                            05           05/15/98          0
    818587388                            O            04/15/28
    0


    1748284          180/G01             F          264,000.00         ZZ
                                         360        262,636.67          1
    2669 THRUSH COURT                  7.625          1,868.58         80
                                       7.375          1,868.58      330,000.00
    SAN JOSE         CA   95125          1            04/03/98         00
    0431096890                           05           06/01/98          0
    12584306                             O            05/01/28
    0


    1749636          638/K06             F          314,500.00         ZZ
                                         360        313,077.52          1
    28 MEADOWVIEW LANE                 7.500          2,199.03         81
                                       7.250          2,199.03      390,000.00
    IPSWICH          MA   01938          1            05/22/98         04
    0430821090                           05           07/01/98         12
    8741257                              O            06/01/28
    0


    1749663          561/561             F          152,000.00         ZZ
                                         360        151,259.73          1
    1218 REECE RD                      7.125          1,024.06         80
                                       6.875          1,024.06      190,000.00
    SEVERN           MD   21144          1            05/08/98         00
    9318064                              05           07/01/98          0
    9318064                              O            06/01/28
    0


    1758663          E83/G01             F          275,000.00         ZZ
                                         360        273,841.08          1
    671 WHITE PLAINS ROAD              7.375          1,899.36         71
                                       7.125          1,899.36      390,000.00
    EASTCHESTER      NY   10709          1            08/28/98         00
    0431125699                           05           10/01/98          0
    98050033                             O            09/01/28
    0


1


    1760505          E45/G01             F          242,000.00         ZZ
                                         360        240,850.03          1
    2095 WALNUT CREEK CROSSING         7.250          1,650.87         80
                                       7.000          1,650.87      302,500.00
    ALPHARETTA       GA   30005          1            05/18/98         00
    0430866137                           05           07/01/98          0
    39465                                O            06/01/28
    0


    1760596          E45/G01             F          295,200.00         ZZ
                                         360        293,797.28          1
    11 WHITE ROAD                      7.250          2,013.78         80
                                       7.000          2,013.78      369,000.00
    WHITE            GA   30184          2            05/12/98         00
    0430862433                           05           07/01/98          0
    34525                                O            06/01/28
    0


    1761052          B75/K06             F          255,000.00         ZZ
                                         360        253,956.14          1
    1128 LAS POSAS                     8.000          1,871.10         90
                                       7.750          1,871.10      285,000.00
    SAN CLEMENTE     CA   92673          2            05/18/98         11
    0430973495                           05           07/01/98         25
    7615776                              O            06/01/28
    0


    1761374          180/G01             F          217,000.00         ZZ
                                         360        216,111.71          1
    9680 STANGE AVENUE                 8.000          1,592.27         73
                                       7.750          1,592.27      300,000.00
    LAS VEGAS        NV   89129          4            05/13/98         00
    0431101351                           05           07/01/98          0
    4887071                              O            06/01/28
    0


    1763055          F18/G01             F          312,000.00         ZZ
                                         360        311,756.61          1
    886 WINDSOR HILLS CIRCLE           7.250          2,128.39         80
                                       7.000          2,128.39      390,000.00
    SAN JOSE         CA   95123          5            10/13/98         00
    0431093475                           05           12/01/98          0
    00290                                O            11/01/28
    0


    1763744          L47/G01             F          337,000.00         ZZ
                                         360        335,589.17          1
    176 ALTA VISTA WAY                 7.375          2,327.58         54
                                       7.125          2,327.58      630,000.00
1


    DANVILLE         CA   94506          2            06/08/98         00
    0431014919                           05           08/01/98          0
    980154                               O            07/01/28
    0


    1763908          952/G01             F          384,350.00         ZZ
                                         360        384,042.64          1
    7 DEERHILL DRIVE                   7.125          2,589.44         75
                                       6.875          2,589.44      512,500.00
    HO HO KUS        NJ   07423          1            10/02/98         00
    0431061688                           05           12/01/98          0
    98002399                             O            11/01/28
    0


    1765317          806/G01             F          171,050.00         ZZ
                                         360        170,407.28          1
    301 SHADOW TREE DRIVE              7.500          1,196.01         70
                                       7.250          1,196.01      244,420.00
    OCEANSIDE        CA   92054          1            06/29/98         00
    0431093715                           03           08/01/98          0
    1050003384                           O            07/01/28
    0


    1768017          074/K06             F           80,000.00         ZZ
                                         360         79,699.37          1
    18240 MANOR LANE                   7.500            559.38         32
                                       7.250            559.38      250,000.00
    LIVONIA          MI   48152          1            06/08/98         00
    0430943282                           05           08/01/98          0
    1581199168                           O            07/01/28
    0


    1770331          638/K06             F          246,500.00         ZZ
                                         360        245,526.86          1
    25521 PALERMO WAY                  7.250          1,681.56         87
                                       7.000          1,681.56      285,000.00
    YORBA LINDA      CA   92887          2            06/01/98         10
    0430895177                           05           08/01/98         25
    8751026                              O            07/01/28
    0


    1773954          830/G01             F          262,150.00         ZZ
                                         360        261,258.73          1
    164 COVINIA AVE                    8.000          1,923.56         80
                                       7.750          1,923.56      330,000.00
    LONG BEACH       CA   90803          6            06/23/98         00
    0431092394                           05           08/01/98          0
    1558502                              O            07/01/28
    0
1




    1774023          270/G01             F          475,000.00         ZZ
                                         360        473,909.00          1
    4241 CHESTNUT AVENUE               7.375          3,280.71         77
                                       7.125          3,280.71      620,000.00
    LONG BEACH       CA   90807          2            08/05/98         00
    0431087006                           05           10/01/98          0
    2623304                              O            09/01/28
    0


    1776255          E75/G01             F          258,000.00         ZZ
                                         360        257,813.27          1
    62 CEDAR SHORE DRIVE               7.625          1,826.11         73
                                       7.375          1,826.11      358,000.00
    MASSAPEQUA       NY   11758          1            10/23/98         00
    0431114651                           05           12/01/98          0
    C9801558                             O            11/01/28
    0


    1781923          721/G01             F          143,100.00         ZZ
                                         360        142,902.38          1
    104 BRIAN CIRCLE                   7.875          1,037.58         90
                                       7.625          1,037.58      159,000.00
    COUNCIL BLUFFS   IA   51503          1            09/23/98         01
    0431094952                           05           11/01/98         25
    7810070836                           O            10/01/28
    0


    1794138          A26/G01             F          247,500.00         ZZ
                                         360        247,500.00          1
    790 ARGYLE ROAD                    7.625          1,751.79         90
                                       7.375          1,751.79      275,000.00
    BROOKLYN         NY   11230          1            11/03/98         01
    0431107416                           05           01/01/99         25
    11807                                O            12/01/28
    0


    1797588          K56/G01             F           98,750.00         ZZ
                                         360         98,505.73          1
    228 SW CANYON DRIVE                7.000            656.99         79
                                       6.750            656.99      125,000.00
    REDMOND          OR   97756          2            08/21/98         00
    0430999235                           05           10/01/98          0
    B11005                               O            09/01/28
    0


    1799393          A26/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
1


    495 VINELAND AVENUE                7.750          2,220.88         72
                                       7.500          2,220.88      436,500.00
    STATEN ISLAND    NY   10312          5            10/28/98         00
    0431094390                           05           01/01/99          0
    11804                                O            12/01/28
    0


    1803927          480/G01             F          707,000.00         ZZ
                                         360        705,947.32          1
    9990 OLD CUTLER ROAD               7.500          4,943.45         49
                                       7.250          4,943.45    1,450,000.00
    CORAL GABLES     FL   33156          2            09/22/98         00
    0431078724                           05           11/01/98          0
    2498871                              O            10/01/28
    0


    1806576          A26/G01             F          515,000.00         ZZ
                                         360        515,000.00          1
    189 DOWNES AVENUE                  6.625          3,297.61         79
                                       6.375          3,297.61      653,000.00
    STATEN ISLAND    NY   10312          2            11/12/98         00
    0431112440                           05           01/01/99          0
    11964                                O            12/01/28
    0


    1806772          952/G01             F          259,450.00         ZZ
                                         360        259,226.62          1
    124 SPRING HILL CIRCLE             6.750          1,682.79         72
                                       6.500          1,682.79      365,000.00
    WAYNE            NJ   07470          1            10/08/98         00
    0431071356                           09           12/01/98          0
    98002591                             O            11/01/28
    0


    1807653          356/G01             F          309,000.00         ZZ
                                         360        308,087.81          1
    1194 BERKSHIRE DRIVE               7.375          2,134.19         58
                                       7.125          2,134.19      538,000.00
    SAN JOSE         CA   95125          2            08/14/98         00
    0431068394                           05           10/01/98          0
    2573004                              O            09/01/28
    0


    1807881          L84/G01             F          270,750.00         ZZ
                                         360        270,326.31          1
    4754 ROUND TOP DRIVE               7.250          1,846.99         95
                                       7.000          1,846.99      285,000.00
    LOS ANGELES      CA   90065          1            09/03/98         04
    0431054410                           05           11/01/98         30
1


    L84                                  O            10/01/28
    0


    1809696          601/G01             F          321,350.00         ZZ
                                         360        319,399.81          1
    58 RIPPLEWOOD DRIVE                7.500          2,246.93         75
                                       7.250          2,246.93      430,000.00
    UPPER SADDLE RI  NJ   07652          1            03/11/98         00
    0431114065                           05           05/01/98          0
    24849                                O            04/01/28
    0


    1810560          025/025             F          450,000.00         ZZ
                                         341        447,929.24          1
    2028 SUNSET HILLS TERRACE          7.125          3,081.14         38
                                       6.875          3,081.14    1,200,000.00
    NASHVILLE        TN   37215          2            06/15/98         00
    130866                               05           08/01/98          0
    130866                               O            12/01/26
    0


    1810603          025/025             F          547,500.00         ZZ
                                         360        546,178.70          1
    1033 BROOKHAVEN LANE               7.125          3,688.61         75
                                       6.875          3,688.61      730,000.00
    ATLANTA          GA   30319          2            08/12/98         00
    187668                               03           10/01/98          0
    187668                               O            09/01/28
    0


    1810610          069/G01             F          412,500.00         ZZ
                                         360        412,178.21          1
    311 NORTH ARDEN BOULEVARD          7.250          2,813.98         75
                                       7.000          2,813.98      550,000.00
    LOS ANGELES      CA   90004          1            10/22/98         00
    0431125194                           05           12/01/98          0
    229529                               O            11/01/28
    0


    1810620          A06/G01             F          425,000.00         ZZ
                                         360        424,660.13          1
    25435 CANTERBURY                   7.125          2,863.31         45
                                       6.875          2,863.31      950,000.00
    FRANKLIN         MI   48025          2            10/07/98         00
    0431089093                           05           12/01/98          0
    9812379                              O            11/01/28
    0


1


    1810622          A06/G01             F          341,250.00         ZZ
                                         360        340,983.79          1
    4720 MORRIS LAKE CIRCLE            7.250          2,327.93         75
                                       7.000          2,327.93      455,000.00
    WEST BLOOMFIELD  MI   48323          5            10/02/98         00
    0431090844                           05           12/01/98          0
    9813036                              O            11/01/28
    0


    1810668          B57/G01             F          400,000.00         ZZ
                                         360        399,309.26          1
    11358 ELDERWOOD STREET             6.750          2,594.40         76
                                       6.500          2,594.40      530,000.00
    LOS ANGELES      CA   90049          1            09/18/98         00
    0431048057                           05           11/01/98          0
    9821187                              O            10/01/28
    0


    1810705          356/G01             F          330,000.00         ZZ
                                         360        329,496.25          1
    470 GLASSON CIRCLE                 7.375          2,279.23         86
                                       7.125          2,279.23      385,000.00
    DANVILLE         CA   94526          1            09/01/98         19
    0431108273                           03           11/01/98         25
    2581668                              O            10/01/28
    0


    1810706          685/G01             F          285,450.00         ZZ
                                         360        284,957.09          1
    8042 KELOK WAY                     6.750          1,851.42         75
                                       6.500          1,851.42      385,450.00
    CLAYTON          CA   94517          1            09/02/98         00
    0431053768                           05           11/01/98          0
    111773                               O            10/01/28
    0


    1810811          H04/G01             F          143,500.00         ZZ
                                         360        143,390.81          1
    1131 MORELLO AVENUE                7.375            991.12         70
                                       7.125            991.12      205,000.00
    MARTINEZ         CA   94533          1            10/21/98         00
    0431097997                           05           12/01/98          0
    319542                               O            11/01/28
    0


    1810892          637/G01             F          317,250.00         ZZ
                                         360        317,250.00          1
    1064 EAST 17TH STREET              7.125          2,137.38         75
                                       6.875          2,137.38      423,000.00
1


    BROOKLYN         NY   11230          1            11/05/98         00
    0431126929                           05           01/01/99          0
    0013259882                           O            12/01/28
    0


    1811007          A06/G01             F          296,000.00         ZZ
                                         360        295,780.32          1
    4150 SOUTHMOOR LANE                7.500          2,069.68         74
                                       7.250          2,069.68      400,000.00
    WEST BLOOMFIELD  MI   48323          5            10/27/98         00
    0431101609                           05           12/01/98          0
    000000                               O            11/01/28
    0


    1811027          A06/G01             F          352,000.00         ZZ
                                         360        351,704.28          1
    2024 N RACINE #O                   6.875          2,312.39         80
                                       6.625          2,312.39      440,000.00
    CHICAGO          IL   60614          1            11/02/98         00
    0431112283                           05           12/01/98          0
    000                                  O            11/01/28
    0


    1811131          F03/G01             F           96,600.00         T
                                         360         96,600.00          1
    3226 REDSTONE LANE #A8             7.750            692.05         70
                                       7.500            692.05      138,000.00
    BOULDER          CO   80303          1            11/10/98         00
    0431107390                           01           01/01/99          0
    DEN12782                             O            12/01/28
    0


    1811268          806/G01             F          183,300.00         ZZ
                                         360        183,149.75          1
    1562 SAWGRASS DRIVE                7.000          1,219.50         80
                                       6.750          1,219.50      229,185.00
    SAN JOSE         CA   95116          1            10/01/98         00
    0431100825                           03           12/01/98          0
    1060010479                           O            11/01/28
    0


    1811377          111/111             F          475,000.00         ZZ
                                         360        473,853.68          1
    849 PINON AVENUE                   7.125          3,200.16         80
                                       6.875          3,200.16      595,000.00
    MILLBRAE         CA   94030          2            08/20/98         00
    762903                               05           10/01/98          0
    762903                               O            09/01/28
    0
1




    1811398          025/025             F          444,000.00         ZZ
                                         360        442,901.77          1
    3710 NEW HIGHWAY 96 WEST           7.000          2,953.95         80
                                       6.750          2,953.95      555,000.00
    FRANKLIN         TN   37064          1            08/28/98         00
    189918                               03           10/01/98          0
    189918                               O            09/01/28
    0


    1811481          964/G01             F          237,600.00         ZZ
                                         360        237,400.39          1
    13625 VIA DEL PALMA                6.875          1,560.86         80
                                       6.625          1,560.86      297,000.00
    WHITTIER         CA   90602          1            10/23/98         00
    0431093251                           05           12/01/98          0
    42713                                O            11/01/28
    0


    1811749          637/G01             F          356,000.00         ZZ
                                         360        355,202.41          1
    184 STEWART DRIVE                  7.500          2,489.21         31
                                       7.250          2,489.21    1,150,000.00
    TIBURON          CA   94920          2            08/26/98         00
    0431100619                           05           10/01/98          0
    13369194                             O            09/01/28
    0


    1811826          637/G01             F          340,000.00         ZZ
                                         360        339,747.67          1
    11821 WHISPERWOOD WAY              7.500          2,377.33         63
                                       7.250          2,377.33      540,000.00
    NEVADA CITY      CA   95959          1            10/13/98         00
    0431113547                           05           12/01/98          0
    0011065620                           O            11/01/28
    0


    1811865          H19/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    2336 EAST AUTUMN RIDGE DRIVE       7.000          2,128.97         59
                                       6.750          2,128.97      550,000.00
    SANDY            UT   84092          5            10/20/98         00
    0431099308                           05           12/01/98          0
    2088037                              O            11/01/28
    0


    1811876          F59/G01             F          315,000.00         ZZ
                                         360        314,748.10          1
1


    157 WASHINGTON STREET              7.125          2,122.21         75
                                       6.875          2,122.21      420,000.00
    SHERBORN         MA   01770          5            10/26/98         00
    0431102128                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1812051          076/076             F          265,700.00         ZZ
                                         360        265,009.83          1
    103 PINE STREET                    6.750          1,723.33         73
                                       6.500          1,723.33      365,000.00
    MEDFIELD         MA   02052          2            09/02/98         00
    7259203                              05           10/01/98          0
    7259203                              O            09/01/28
    0


    1812068          076/076             F          300,000.00         ZZ
                                         360        299,220.74          1
    2705 RIDGE AVENUE                  6.750          1,945.80         59
                                       6.500          1,945.80      515,000.00
    EVANSTON         IL   60201          1            08/24/98         00
    7293783                              05           10/01/98          0
    7293783                              O            09/01/28
    0


    1812071          076/076             F          265,000.00         ZZ
                                         360        264,123.46          1
    405 ROLLING LANE                   7.000          1,763.06         75
                                       6.750          1,763.06      356,900.00
    LOUISVILLE       KY   40207          1            08/03/98         00
    7308660                              05           09/01/98          0
    7308660                              O            08/01/28
    0


    1812302          883/G01             F          300,000.00         ZZ
                                         360        299,553.31          1
    12432 KIRBY SMITH ROAD             7.500          2,097.65         93
                                       7.250          2,097.65      325,000.00
    ORLANDO          FL   32832          1            09/18/98         14
    0431102284                           05           11/01/98         30
    01000085                             O            10/01/28
    0


    1812350          180/G01             F          280,250.00         BB
                                         360        279,637.63          1
    5703 MERIDIAN AVENUE               7.625          1,983.59         95
                                       7.375          1,983.59      295,000.00
    SAN JOSE         CA   95118          1            08/25/98         04
    0431099233                           05           10/01/98         30
1


    0013160270                           O            09/01/28
    0


    1812373          E76/G01             F          366,750.00         T
                                         360        365,928.34          1
    929 NORTHWOOD BOULEVARD #29        7.500          2,564.37         75
                                       7.250          2,564.37      489,000.00
    INCLINE VILLAGE  NV   89451          1            08/19/98         00
    0431102086                           01           10/01/98          0
    C9808012                             O            09/01/28
    0


    1812615          731/G01             F          226,200.00         ZZ
                                         360        226,005.25          1
    4450 CERRITOS AVENUE               6.750          1,467.13         64
                                       6.500          1,467.13      355,000.00
    LONG BEACH       CA   90807          2            10/13/98         00
    0431076827                           05           12/01/98          0
    1194052                              O            11/01/28
    0


    1813193          K08/G01             F          185,000.00         ZZ
                                         360        184,738.02          1
    1425 HEATHER COURT                 7.750          1,325.36         90
                                       7.500          1,325.36      206,000.00
    MANTECA          CA   95336          1            09/23/98         04
    0410996045                           05           11/01/98         25
    410996045                            O            10/01/28
    0


    1813249          M63/G01             F          600,000.00         ZZ
                                         360        599,495.93          1
    S40 W22620 SOMMERS HILL DRIVE      6.875          3,941.57         67
                                       6.625          3,941.57      900,000.00
    WAUKESHA         WI   53189          2            10/20/98         00
    0431095843                           05           12/01/98          0
    9810927                              O            11/01/28
    0


    1813390          588/G01             F          260,000.00         ZZ
                                         360        259,551.02          1
    58 JOHN STREET                     6.750          1,686.36         72
                                       6.500          1,686.36      363,000.00
    WYCKOFF          NJ   07481          1            09/09/98         00
    0431052398                           05           11/01/98          0
    980805018                            O            10/01/28
    0


1


    1813400          814/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    6500 SHOUP AVENUE (WEST HILLS      7.250          1,337.07         80
    AREA)                              7.000          1,337.07      245,000.00
    LOS ANGELES      CA   91307          2            11/19/98         00
    0431126036                           05           01/01/99          0
    0001074475                           O            12/01/28
    0


    1813446          964/G01             F          265,000.00         ZZ
                                         360        264,542.39          1
    1341 23RD AVENUE                   6.750          1,718.79         63
                                       6.500          1,718.79      425,000.00
    SAN FRANCISCO    CA   94122          2            09/16/98         00
    0431077031                           05           11/01/98          0
    41637                                O            10/01/28
    0


    1813467          E33/G01             F          360,000.00         ZZ
                                         360        359,650.00          1
    120 RAVINE AVE                     6.500          2,275.45         80
                                       6.250          2,275.45      450,000.00
    LAKE BLUFF       IL   60044          4            09/30/98         00
    0431053321                           05           12/01/98          0
    332446171                            O            11/01/28
    0


    1813677          637/G01             F          270,000.00         ZZ
                                         360        269,149.82          1
    2211 215TH AVE EAST                7.250          1,841.88         90
                                       7.000          1,841.88      300,000.00
    SUMNER           WA   98390          2            07/22/98         14
    0431053834                           03           09/01/98         25
    0010462976                           O            08/01/28
    0


    1813700          637/G01             F          370,000.00         ZZ
                                         360        369,361.07          1
    875 MENLO OAKS DRIVE               6.750          2,399.82         40
                                       6.500          2,399.82      925,000.00
    MENLO PARK       CA   94025          5            09/11/98         00
    0431063171                           05           11/01/98          0
    0010937167                           O            10/01/28
    0


    1814293          637/G01             F          245,000.00         ZZ
                                         360        244,363.61          1
    16 ROBINSON DR                     6.750          1,589.07         72
                                       6.500          1,589.07      345,000.00
1


    BETHPAGE         NY   11714          5            08/25/98         00
    0431054758                           05           10/01/98          0
    0013253703                           O            09/01/28
    0


    1814314          B23/G01             F          247,500.00         ZZ
                                         360        247,325.32          1
    5903 EAST ARMP CRESCENT            7.750          1,773.12         90
                                       7.500          1,773.12      275,000.00
    ANAHEIM          CA   92807          1            10/26/98         19
    0431104918                           05           12/01/98         25
    88003076                             O            11/01/28
    0


    1814331          637/G01             F          253,500.00         ZZ
                                         360        253,072.82          1
    1231 BAROTT ROAD                   6.875          1,665.32         69
                                       6.625          1,665.32      370,000.00
    LAFAYETTE        CA   94549          2            09/14/98         00
    0431062561                           05           11/01/98          0
    0010131399                           O            10/01/28
    0


    1814427          N20/G01             F          460,000.00         ZZ
                                         360        459,603.95          1
    597 NORTH LITTLE TREE CIRCLE       6.750          2,983.55         52
                                       6.500          2,983.55      889,000.00
    SALT LAKE CITY   UT   84108          2            10/26/98         00
    0431101112                           05           12/01/98          0
    1814427                              O            11/01/28
    0


    1814470          731/G01             F          345,000.00         ZZ
                                         360        344,460.11          1
    3620 VIA PALOMINO                  7.250          2,353.51         41
                                       7.000          2,353.51      850,000.00
    PALOS VERDES ES  CA   90274          5            09/22/98         00
    0431104645                           05           11/01/98          0
    1001662                              O            10/01/28
    0


    1814475          H29/G01             F          339,000.00         ZZ
                                         360        339,000.00          1
    48 ACADEMY STREET                  6.875          2,226.99         78
                                       6.625          2,226.99      440,000.00
    ARLINGTON        MA   02476          2            10/28/98         00
    0431098110                           05           01/01/99          0
    0319300                              O            12/01/28
    0
1




    1814480          A06/G01             F          560,000.00         ZZ
                                         360        559,573.88          1
    5482 PUTNAM                        7.375          3,867.79         70
                                       7.125          3,867.79      800,000.00
    WEST BLOOMFIELD  MI   48322          5            11/02/98         00
    0431108208                           05           12/01/98          0
    001000009812042                      O            11/01/28
    0


    1814596          E26/G01             F          270,400.00         ZZ
                                         360        269,223.81          1
    6975 JEREMIAH COURT                6.625          1,731.41         80
                                       6.375          1,731.41      338,000.00
    MANASSAS         VA   20112          1            07/17/98         00
    0431055243                           05           09/01/98          0
    44800415                             O            08/01/28
    0


    1814765          637/G01             F          310,000.00         ZZ
                                         360        309,526.77          1
    805 VINEYARD COURT                 7.375          2,141.10         76
                                       7.125          2,141.10      409,500.00
    PLEASANT HILL    CA   94523          2            09/18/98         00
    0431092238                           05           11/01/98          0
    0013395678                           O            10/01/28
    0


    1814844          D03/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
    451 ADOBE PLACE                    7.250          2,592.27         60
                                       7.000          2,592.27      640,000.00
    PALO ALTO        CA   94306          5            11/03/98         00
    0431112150                           05           01/01/99          0
    35593                                O            12/01/28
    0


    1814865          765/G01             F          254,000.00         ZZ
                                         360        253,796.88          1
    3650 E GREEN GARDEN LANE           7.125          1,711.25         80
                                       6.875          1,711.25      317,500.00
    ORANGE           CA   92868          1            10/22/98         00
    0431099860                           03           12/01/98          0
    338573                               O            11/01/28
    0


    1815105          A06/G01             F          637,500.00         ZZ
                                         360        636,977.44          1
1


    6735 MAPLE CREEK BLVD              7.000          4,241.31         75
                                       6.750          4,241.31      850,000.00
    WEST BLOOMFIELD  MI   48322          2            10/23/98         00
    0431092204                           05           12/01/98          0
    001000009814114                      O            11/01/28
    0


    1815172          B75/G01             F          307,000.00         ZZ
                                         360        306,531.37          1
    2041 ALAELOA STREET                7.375          2,120.37         75
                                       7.125          2,120.37      412,000.00
    HONOLULU         HI   96821          2            09/02/98         00
    0431104959                           03           11/01/98          0
    7436397                              O            10/01/28
    0


    1815302          562/562             F          224,925.00         ZZ
                                         360        224,726.55          1
    3142 GOMER STREET                  6.625          1,440.22         75
                                       6.375          1,440.22      299,900.00
    YORKTOWN HEIGHT  NY   10598          1            10/02/98         00
    574343                               05           12/01/98          0
    574343                               O            11/01/28
    0


    1815361          637/G01             F          186,400.00         ZZ
                                         360        186,258.16          1
    2104 OLYMPIC COVE                  7.375          1,287.42         80
                                       7.125          1,287.42      233,000.00
    ROUND ROCK       TX   78664          1            10/20/98         00
    0431109099                           03           12/01/98          0
    092138350                            O            11/01/28
    0


    1815933          025/025             F          243,292.83         ZZ
                                         335        242,152.19          1
    6510 NW 40 COURT                   7.250          1,695.26         55
                                       7.000          1,695.26      448,000.00
    BOCA RATON       FL   33496          2            06/30/98         00
    108681                               03           08/01/98          0
    108681                               O            06/01/26
    0


    1815941          025/025             F          292,300.00         ZZ
                                         360        291,087.96          1
    808 HIGHLAND TERRACE               7.000          1,944.68         90
                                       6.750          1,944.68      324,800.00
    ATLANTA          GA   30306          1            06/29/98         11
    389941                               05           08/01/98         25
1


    389941                               O            07/01/28
    0


    1815986          A50/A50             F          295,650.00         ZZ
                                         360        295,163.90          1
    8625 TUTWILER LANE                 7.000          1,966.97         90
                                       6.750          1,966.97      328,500.00
    MOBILE           AL   36619          1            09/15/98         10
    115290                               05           11/01/98         25
    115290                               O            10/01/28
    0


    1816067          025/025             F          331,000.00         ZZ
                                         360        327,588.53          1
    1444 E GULF BEACH DRIVE            7.750          2,371.32         68
                                       7.500          2,371.32      490,000.00
    ST. GEORGE ISLA  FL   32328          5            09/25/97         00
    165728                               05           11/01/97          0
    165728                               O            10/01/27
    0


    1816099          025/025             F          296,100.00         ZZ
                                         351        295,376.24          1
    XXXX SHELTERED RIDGE LANE          7.375          2,059.58         90
                                       7.125          2,059.58      329,000.00
    TAMPA            FL   33647          1            08/25/98         11
    446752                               03           10/01/98         25
    446752                               O            12/01/27
    0


    1816113          025/025             F          225,953.87         ZZ
                                         304        223,645.79          1
    8256 WALLINGFORD HILLS LANE        7.500          1,662.32         72
                                       7.250          1,662.32      316,000.00
    JACKSONVILLE     FL   32256          1            02/24/98         00
    623032                               05           04/01/98          0
    623032                               O            07/01/23
    0


    1816122          025/025             F          300,000.00         ZZ
                                         360        299,257.96          1
    5 ORCHARD SPRINGS DR               7.000          1,995.91         79
                                       6.750          1,995.91      380,000.00
    ROME             GA   30165          1            08/14/98         00
    324574                               05           10/01/98          0
    324574                               O            09/01/28
    0


1


    1816150          637/G01             F          355,000.00         ZZ
                                         360        354,701.75          1
    5948 VISTA LOOP                    6.875          2,332.10         45
                                       6.625          2,332.10      800,000.00
    SAN JOSE         CA   95124          2            10/19/98         00
    0431107770                           05           12/01/98          0
    0010942795                           O            11/01/28
    0


    1816159          025/025             F          325,000.00         ZZ
                                         360        324,196.14          1
    7095 GREATWOOD TRAIL               7.000          2,162.23         60
                                       6.750          2,162.23      550,000.00
    ALPHARETTA       GA   30005          1            08/20/98         00
    187571                               03           10/01/98          0
    187571                               O            09/01/28
    0


    1816166          025/025             F          229,175.10         ZZ
                                         313        227,997.37          1
    3134 NAUTILUS ROAD                 7.625          1,688.79         71
                                       7.375          1,688.79      325,000.00
    MIDDLEBURG       FL   32068          1            06/17/98         00
    623872                               05           08/01/98          0
    623872                               O            08/01/24
    0


    1816169          025/025             F          281,500.00         ZZ
                                         360        280,768.81          1
    100 BRISBANE COURT                 6.750          1,825.80         80
                                       6.500          1,825.80      353,000.00
    FAYETTEVILLE     GA   30215          1            08/17/98         00
    526057                               03           10/01/98          0
    526057                               O            09/01/28
    0


    1816185          025/025             F          213,750.00         ZZ
                                         346        213,196.16          1
    8107 MOONLIGHT LANE                7.250          1,474.91         75
                                       7.000          1,474.91      285,000.00
    NEW PORT RICHEY  FL   34654          2            08/17/98         00
    809349                               03           10/01/98          0
    809349                               O            07/01/27
    0


    1816186          536/536             F          361,000.00         ZZ
                                         360        360,230.82          1
    94 204 MAKAWAI PLACE               6.500          2,281.77         80
                                       6.250          2,281.77      451,622.00
1


    WAIPAHU          HI   96797          1            09/01/98         00
    1205830                              03           11/01/98          0
    1205830                              O            10/01/28
    0


    1816207          K79/G01             F          359,100.00         ZZ
                                         360        359,100.00          1
    120 OLD FARM ROAD                  7.500          2,510.88         90
                                       7.250          2,510.88      399,000.00
    NORTH ANDOVER    MA   01845          1            11/17/98         23
    0431109115                           05           01/01/99          0
    109021816207                         O            12/01/28
    0


    1816211          025/025             F          250,000.00         ZZ
                                         350        248,992.60          1
    SWEETMEADOW CIRCLE                 7.500          1,761.48         77
                                       7.250          1,761.48      326,000.00
    SARASOTA         FL   34238          1            06/10/98         00
    552039                               03           08/01/98          0
    552039                               O            09/01/27
    0


    1816227          077/077             F          250,000.00         ZZ
                                         360        248,285.63          1
    8696 TWILIGHT TEAR LANE            6.875          1,642.33         76
                                       6.625          1,642.33      330,000.00
    CINCINNATI       OH   45249          1            03/21/98         00
    6087                                 05           05/01/98          0
    6087                                 O            04/01/28
    0


    1816276          B57/G01             F          250,000.00         ZZ
                                         360        249,795.07          1
    233 SOUTH NORTON AVENUE            7.000          1,663.26         34
                                       6.750          1,663.26      736,500.00
    LOS ANGELES      CA   90004          1            10/01/98         00
    0431058338                           05           12/01/98          0
    9821212                              O            11/01/28
    0


    1816439          E33/G01             F          650,000.00         ZZ
                                         360        649,440.36          1
    15 S STONGATE                      6.750          4,215.89         36
                                       6.500          4,215.89    1,850,000.00
    LAKE FOREST      IL   60045          2            10/02/98         00
    0431062777                           05           12/01/98          0
    358387726                            O            11/01/28
    0
1




    1816524          025/025             F          251,330.52         ZZ
                                         326        249,764.97          1
    193 ELIZABETH STREET               7.250          1,766.35         78
                                       7.000          1,766.35      325,000.00
    ATLANTA          GA   30307          1            05/20/98         00
    417037                               03           07/01/98          0
    417037                               O            08/01/25
    0


    1816547          025/025             F          350,000.00         ZZ
                                         240        347,852.93          1
    2401 NE OCEAN BOULEVARD            7.375          2,792.89         63
                                       7.125          2,792.89      560,000.00
    STUART           FL   34996          2            08/05/98         00
    741067                               03           10/01/98          0
    741067                               O            09/01/18
    0


    1816559          025/025             F          344,972.57         ZZ
                                         336        343,748.67          1
    8131 LAKE CROWELL CIRCLE           7.500          2,459.20         87
                                       7.250          2,459.20      400,000.00
    ORLANDO          FL   32836          2            08/07/98         04
    462269                               05           09/01/98         25
    462269                               O            08/01/26
    0


    1816601          025/025             F          360,000.00         ZZ
                                         360        359,131.19          1
    907 YEARLING WAY                   7.125          2,425.39         80
                                       6.875          2,425.39      450,000.00
    NASHVILLE        TN   37221          1            08/19/98         00
    190051                               03           10/01/98          0
    190051                               O            09/01/28
    0


    1816709          G32/G01             F          286,000.00         ZZ
                                         360        286,000.00          1
    1325 S LINDEN AVENUE               8.000          2,098.57         80
                                       7.750          2,098.57      360,000.00
    PARK RIDGE       IL   60068          2            11/04/98         00
    0431100817                           05           01/01/99          0
    1004482                              O            12/01/28
    0


    1816753          964/G01             F          366,000.00         ZZ
                                         360        365,714.48          1
1


    25616 AMBER LEAF ROAD              7.250          2,496.77         80
                                       7.000          2,496.77      457,500.00
    TORRANCE         CA   90505          1            10/15/98         00
    0431094267                           05           12/01/98          0
    0                                    O            11/01/28
    0


    1816843          H19/G01             F          298,000.00         ZZ
                                         360        298,000.00          1
    10328 S LEGACY COVE                7.750          2,134.91         80
                                       7.500          2,134.91      376,000.00
    SANDY            UT   84095          2            10/27/98         00
    0431107234                           05           01/01/99          0
    0002092856                           O            12/01/28
    0


    1816851          A26/G01             F          134,925.00         ZZ
                                         360        134,925.00          1
    1081 EAST 31ST STREET              7.625            955.00         75
                                       7.375            955.00      179,900.00
    BROOKLYN         NY   11210          1            11/09/98         00
    0431101971                           05           01/01/99          0
    12527                                O            12/01/28
    0


    1816880          638/G01             F          292,400.00         ZZ
                                         360        291,849.33          1
    177 WINTERGREEN LANE               6.875          1,920.86         75
                                       6.625          1,920.86      389,926.00
    GROTON           MA   01450          1            09/24/98         00
    0431057678                           05           11/01/98          0
    8736297                              O            10/01/28
    0


    1817024          025/025             F          276,554.33         ZZ
                                         345        275,175.69          1
    405 IRIS STREET                    7.625          1,979.91         80
                                       7.375          1,979.91      350,000.00
    CELEBRATION      FL   34747          2            05/26/98         00
    114858                               03           07/01/98          0
    114858                               O            03/01/27
    0


    1817027          025/025             F          249,900.00         ZZ
                                         360        249,326.02          1
    4245 STACKSTONE DRIVE              7.375          1,726.00         95
                                       7.125          1,726.00      263,140.00
    CUMMING          GA   30041          1            08/28/98         11
    388564                               03           10/01/98         30
1


    388564                               O            09/01/28
    0


    1817031          025/025             F          209,838.13         ZZ
                                         336        209,057.29          1
    1799 BROOKS LANE                   7.625          1,513.53         70
                                       7.375          1,513.53      300,000.00
    OVIEDO           FL   32765          2            07/21/98         00
    460901                               05           09/01/98          0
    460901                               O            08/01/26
    0


    1817048          025/025             F          265,998.21         ZZ
                                         290        265,012.48          1
    2444 VIA SIENNA                    7.500          1,989.02         67
                                       7.250          1,989.02      400,000.00
    WINTER PARK      FL   32789          2            08/20/98         00
    648455                               05           10/01/98          0
    648455                               O            11/01/22
    0


    1817051          025/025             F          341,200.00         ZZ
                                         360        339,985.84          1
    2305 N STAFFORD STREET             6.625          2,184.75         75
                                       6.375          2,184.75      455,000.00
    ARLINGTON        VA   22207          2            07/06/98         00
    571705                               05           09/01/98          0
    571705                               O            08/01/28
    0


    1817057          025/025             F          251,700.00         ZZ
                                         360        250,681.57          1
    4328 TRANQUILLITY DRIVE            7.125          1,695.75         79
                                       6.875          1,695.75      320,000.00
    CHARLOTTE        NC   28216          1            06/30/98         00
    571707                               03           08/01/98          0
    571707                               O            07/01/28
    0


    1817063          025/025             F          259,200.00         ZZ
                                         360        258,589.71          1
    7101 OLDE OAK COURT                7.250          1,768.21         80
                                       7.000          1,768.21      324,000.00
    LOUISVILLE       KY   40059          1            08/13/98         00
    189631                               05           10/01/98          0
    189631                               O            09/01/28
    0


1


    1817064          025/025             F          291,650.00         ZZ
                                         360        290,946.14          1
    9308 NAVAHO DRIVE                  7.125          1,964.91         95
                                       6.875          1,964.91      307,000.00
    BRENTWOOD        TN   37027          1            08/14/98         11
    189890                               05           10/01/98         30
    189890                               O            09/01/28
    0


    1817068          025/025             F          309,550.00         ZZ
                                         360        308,873.58          1
    LOT 36 CAIRNSMORE DR               7.625          2,190.98         90
                                       7.375          2,190.98      345,000.00
    FINKSBURG        MD   21048          1            08/04/98         10
    570117                               05           10/01/98         30
    570117                               O            09/01/28
    0


    1817070          025/025             F          260,000.00         ZZ
                                         360        259,402.82          1
    70 OAKVIEW COURT                   7.375          1,795.76         80
                                       7.125          1,795.76      325,000.00
    BOWLING GREEN    KY   42103          1            08/05/98         00
    189914                               05           10/01/98          0
    189914                               O            09/01/28
    0


    1817074          025/025             F          466,199.17         ZZ
                                         360        464,731.21          1
    6320 ALLISON ROAD                  7.250          3,180.30         60
                                       7.000          3,180.30      780,000.00
    MIAMI BEACH      FL   33141          2            07/17/98         00
    482438                               05           09/01/98          0
    482438                               O            08/01/28
    0


    1817075          025/025             F          314,750.00         ZZ
                                         360        313,017.66          1
    54452 ROYAL TROON DRIVE            7.125          2,120.53         90
                                       6.875          2,120.53      350,000.00
    SOUTH LYON       MI   48178          1            06/19/98         10
    571668                               05           08/01/98         25
    571668                               O            07/01/28
    0


    1817076          025/025             F          256,500.00         ZZ
                                         360        255,896.07          1
    14409 JASONWOOD COURT              7.250          1,749.79         90
                                       7.000          1,749.79      287,000.00
1


    BOWIE            MD   20721          1            08/31/98         14
    571611                               05           10/01/98         25
    571611                               O            09/01/28
    0


    1817078          025/025             F          216,495.00         ZZ
                                         360        211,345.14          1
    42 PRINCEWOOD LANE                 7.250          1,476.88         85
                                       7.000          1,476.88      255,000.00
    PALM BEACH GARD  FL   33410          2            08/17/98         01
    475699                               03           10/01/98         30
    475699                               O            09/01/28
    0


    1817080          025/025             F          234,119.78         ZZ
                                         339        232,440.03          1
    1820 MAPLE LEAF DRIVE              7.625          1,684.38         89
                                       7.375          1,684.38      265,000.00
    WINDERMERE       FL   34786          2            04/10/98         10
    461922                               05           05/01/98         25
    461922                               O            07/01/26
    0


    1817099          025/025             F          217,375.34         ZZ
                                         288        215,661.42          1
    25 DOVER CLIFF WAY                 7.250          1,594.68         71
                                       7.000          1,594.68      310,000.00
    ALPHARETTA       GA   30201          2            05/28/98         00
    087898                               05           07/01/98          0
    087898                               O            06/01/22
    0


    1817101          025/025             F          251,000.00         T
                                         360        250,394.26          1
    1411 CHATHAM AVENUE                7.125          1,691.03         78
                                       6.875          1,691.03      325,000.00
    TYBEE ISLAND     GA   31328          2            08/27/98         00
    357033                               05           10/01/98          0
    357033                               O            09/01/28
    0


    1817117          025/025             F          295,602.97         ZZ
                                         340        293,760.31          1
    1060 SW 20TH AVE                   7.375          2,075.15         66
                                       7.125          2,075.15      451,000.00
    BOCA RATON       FL   33486          2            04/28/98         00
    883849                               03           06/01/98          0
    883849                               O            09/01/26
    0
1




    1817643          025/025             F          241,420.87         T
                                         309        239,545.38          1
    1910 GEORGIA AVENUE                7.375          1,746.76         44
                                       7.125          1,746.76      550,000.00
    ENGLEWOOD        FL   34224          1            05/01/98         00
    906064                               03           06/01/98          0
    906064                               O            02/01/24
    0


    1817669          H51/G01             F          111,600.00         ZZ
                                         360        111,600.00          1
    29331 SOUTHGATE                    8.000            818.88         90
                                       7.750            818.88      124,000.00
    SOUTHFIELD       MI   48076          2            11/16/98         10
    0431113919                           05           01/01/99         25
    981024092                            O            12/01/28
    0


    1818965          638/G01             F          240,350.00         ZZ
                                         360        239,973.87          1
    849 ROSE DRIVE                     7.250          1,639.61         95
                                       7.000          1,639.61      253,000.00
    BENICIA          CA   94510          1            09/18/98         11
    0431128651                           05           11/01/98         30
    8791121                              O            10/01/28
    0


    1820321          A06/G01             F          270,100.00         ZZ
                                         360        270,100.00          1
    2614 MANCHESTER RD                 6.750          1,751.87         41
                                       6.500          1,751.87      662,000.00
    TROY             MI   48204          2            11/13/98         00
    0431120336                           05           01/01/99          0
    001000009813953                      O            12/01/28
    0


    1820505          638/G01             F          234,650.00         ZZ
                                         360        234,273.59          1
    13859 SOUTH MAGIC WAND STREET      7.125          1,580.88         95
                                       6.875          1,580.88      247,000.00
    DRAPER           UT   84020          1            09/29/98         10
    0431076959                           05           11/01/98         30
    08795368                             O            10/01/28
    0


    1823759          470/G01             F          480,000.00         ZZ
                                         360        479,625.55          1
1


    756 APPLETON WAY                   7.250          3,274.45         80
                                       7.000          3,274.45      600,000.00
    SONOMA           CA   95476          1            10/26/98         00
    0431125475                           05           12/01/98          0
    75004308                             O            11/01/28
    0


    1824488          G92/G01             F           92,000.00         ZZ
                                         360         92,000.00          1
    1364 CLIFFWOOD DRIVE               8.000            675.06         46
                                       7.750            675.06      202,000.00
    SAN JOSE         CA   95122          2            11/05/98         00
    0431116458                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1825310          E22/G01             F          244,000.00         ZZ
                                         360        243,789.92          1
    43399 GALLEGOS AVENUE              6.750          1,582.58         80
                                       6.500          1,582.58      305,000.00
    FREMONT          CA   94539          1            10/06/98         00
    0411026784                           05           12/01/98          0
    411026784                            O            11/01/28
    0


    1825450          A06/G01             F          227,150.00         ZZ
                                         360        226,963.80          1
    5175 WOODLANDS DR                  7.000          1,511.24         67
                                       6.750          1,511.24      340,900.00
    BLOOMFIELD HILL  MI   48301          1            10/15/98         00
    0431107135                           01           12/01/98          0
    001000009810908                      O            11/01/28
    0


    1825519          623/623             F          295,000.00         ZZ
                                         360        293,891.58          1
    4465 FILBERT DRIVE                 7.500          2,062.68         73
                                       7.250          2,062.68      406,000.00
    BRIGHTON         MI   48116          5            06/12/98         00
    1048658                              05           08/01/98          0
    1048658                              O            07/01/28
    0


    1825520          623/623             F          280,000.00         ZZ
                                         360        279,388.17          1
    15422 SHARON DRIVE                 7.625          1,981.82         77
                                       7.375          1,981.82      365,000.00
    LOCKPORT         IL   60441          1            08/24/98         00
    1065928                              05           10/01/98          0
1


    1065928                              O            09/01/28
    0


    1825522          623/623             F          268,000.00         ZZ
                                         360        267,320.67          1
    1122 GALWAY COURT                  6.875          1,760.57         80
                                       6.625          1,760.57      335,000.00
    NORTHBROOK       IL   60025          1            08/10/98         00
    1094340                              05           10/01/98          0
    1094340                              O            09/01/28
    0


    1825523          623/623             F          400,000.00         ZZ
                                         360        394,608.01          1
    360 E RANDOLPH ST                  7.375          2,762.70         48
    UNIT 3703                          7.125          2,762.70      850,000.00
    CHICAGO          IL   60601          5            08/21/98         00
    1097124                              01           10/01/98          0
    1097124                              O            09/01/28
    0


    1825524          623/623             F          650,000.00         ZZ
                                         360        648,469.59          1
    6862 MAPLECREST DRIVE SE           7.250          4,434.15         65
                                       7.000          4,434.15    1,010,000.00
    GRAND RAPIDS     MI   49546          2            08/19/98         00
    1098096                              05           10/01/98          0
    1098096                              O            09/01/28
    0


    1825525          623/623             F          640,500.00         ZZ
                                         360        639,028.91          1
    5480 FOREST BEND DR SE             7.375          4,423.77         77
                                       7.125          4,423.77      840,000.00
    ADA              MI   49301          2            09/01/98         00
    1098254                              05           10/01/98          0
    1098254                              O            09/01/28
    0


    1825526          623/623             F          543,000.00         ZZ
                                         336        539,155.46          1
    13006 PENINSULA DRIVE              7.375          3,825.39         75
                                       7.125          3,825.39      725,000.00
    TRAVERSE CITY    MI   49686          5            08/24/98         00
    1100757                              05           10/01/98          0
    1100757                              O            09/01/26
    0


1


    1825527          623/623             F          244,000.00         ZZ
                                         360        243,439.56          1
    1818 RING NECK DRIVE               7.375          1,685.25         80
                                       7.125          1,685.25      305,000.00
    ROCHESTER        MI   48307          1            08/28/98         00
    1100876                              05           10/01/98          0
    1100876                              O            09/01/28
    0


    1825528          623/623             F          350,000.00         ZZ
                                         360        349,112.81          1
    9781 RIVER RD                      6.875          2,299.25         64
                                       6.625          2,299.25      550,000.00
    ALGONAC          MI   48001          2            08/26/98         00
    1100891                              05           10/01/98          0
    1100891                              O            09/01/28
    0


    1825529          623/623             F          360,000.00         T
                                         360        359,450.46          1
    719 SEA WATCH RD                   7.375          2,486.43         80
                                       7.125          2,486.43      450,000.00
    HOLLAND          MI   49424          1            09/09/98         00
    1101350                              01           11/01/98          0
    1101350                              O            10/01/28
    0


    1825530          623/623             F          295,900.00         ZZ
                                         360        295,436.94          1
    150 FOUNDERS POINT                 7.250          2,018.56         80
                                       7.000          2,018.56      369,900.00
    BLOOMINGDALE     IL   60108          1            09/15/98         00
    1131693                              03           11/01/98          0
    1131693                              O            10/01/28
    0


    1825532          623/623             F          250,000.00         ZZ
                                         360        249,588.95          1
    11018 PENINSULA DRIVE              7.000          1,663.26         68
                                       6.750          1,663.26      370,000.00
    TRAVERSE CITY    MI   49686          5            09/11/98         00
    1132882                              05           11/01/98          0
    1132882                              O            10/01/28
    0


    1825534          623/623             F          274,500.00         ZZ
                                         360        273,960.24          1
    3851 CLEARING WAY DRIVE            7.375          1,895.90         66
                                       7.125          1,895.90      420,000.00
1


    GRAND RAPIDS     MI   49505          2            09/08/98         00
    1170474                              01           11/01/98          0
    1170474                              O            10/01/28
    0


    1825535          623/623             F          350,000.00         ZZ
                                         360        349,196.12          1
    5101 MOUNTAIN RIDGE DRIVE SE       7.375          2,417.36         78
                                       7.125          2,417.36      450,000.00
    ADA              MI   49301          1            08/24/98         00
    1170475                              05           10/01/98          0
    1170475                              O            09/01/28
    0


    1825536          623/623             F          280,000.00         ZZ
                                         360        279,356.89          1
    2401 FOUR MILE ROAD                7.375          1,933.89         76
                                       7.125          1,933.89      372,500.00
    GRAND RAPIDS     MI   49525          2            09/02/98         00
    1171317                              05           10/01/98          0
    1171317                              O            09/01/28
    0


    1825537          623/623             F          296,000.00         ZZ
                                         360        295,336.87          1
    6795 BLYTHFIELD AVE NE             7.500          2,069.67         80
                                       7.250          2,069.67      370,000.00
    ROCKFORD         MI   49341          1            08/20/98         00
    1171319                              05           10/01/98          0
    1171319                              O            09/01/28
    0


    1825538          623/623             F          284,000.00         ZZ
                                         360        283,566.47          1
    4685 SAILVIEW DRIVE                7.375          1,961.52         80
                                       7.125          1,961.52      355,000.00
    HOLLAND          MI   49423          2            09/21/98         00
    1174142                              05           11/01/98          0
    1174142                              O            10/01/28
    0


    1825539          623/623             F          271,150.00         ZZ
                                         360        270,557.51          1
    4630 WELLINGTON DRIVE              7.625          1,919.18         76
                                       7.375          1,919.18      360,000.00
    OKEMOS           MI   48864          2            08/27/98         00
    1174223                              05           10/01/98          0
    1174223                              O            09/01/28
    0
1




    1825601          F88/G01             F          400,000.00         ZZ
                                         360        399,663.95          1
    636 GROVE WAY                      6.875          2,627.72         72
                                       6.625          2,627.72      560,000.00
    HAYWARD          CA   94541          5            10/20/98         00
    0431097310                           05           12/01/98          0
    98100074                             O            11/01/28
    0


    1826105          575/G01             F          149,650.00         ZZ
                                         360        149,314.71          1
    1210 MARINERS COVE DRIVE           7.500          1,046.38         70
                                       7.250          1,046.38      213,836.00
    PASADENA         MD   21122          1            08/28/98         00
    0431111657                           03           10/01/98          0
    0009056672                           O            09/01/28
    0


    1826127          E22/G01             F          612,000.00         ZZ
                                         360        611,498.35          1
    ROUTE 1 BOX 8                      7.000          4,071.65         80
                                       6.750          4,071.65      765,000.00
    CHAPPEL HILL     TX   77426          2            10/08/98         00
    0411085491                           05           12/01/98          0
    411085491                            O            11/01/28
    0


    1826143          K08/G01             F          242,000.00         ZZ
                                         360        241,801.64          1
    10092 HILL ROAD                    7.000          1,610.03         80
                                       6.750          1,610.03      305,000.00
    GARDEN GROVE     CA   92840          2            10/06/98         00
    0411062318                           05           12/01/98          0
    411062318                            O            11/01/28
    0


    1826210          811/G01             F          250,000.00         ZZ
                                         360        249,789.97          1
    2328 VENN AVENUE                   6.875          1,642.32         72
                                       6.625          1,642.32      350,000.00
    SAN JOSE         CA   95124          2            10/09/98         00
    0431073907                           05           12/01/98          0
    FM02206932                           O            11/01/28
    0


    1826213          637/G01             F          262,500.00         ZZ
                                         360        262,089.86          1
1


    18362 OAK RIDGE DRIVE              7.258          1,792.14         70
                                       7.008          1,792.14      375,000.00
    SANTA ANA        CA   92705          5            09/25/98         00
    0431092907                           05           11/01/98          0
    0011197365                           O            10/01/28
    0


    1826215          811/G01             F          450,000.00         ZZ
                                         360        449,640.15          1
    1341 NELSON WAY                    7.125          3,031.73         62
                                       6.875          3,031.73      737,000.00
    SUNNYVALE        CA   94087          2            10/12/98         00
    0431074475                           05           12/01/98          0
    FM02206889                           O            11/01/28
    0


    1826233          L49/G01             F          447,350.00         ZZ
                                         360        447,001.02          1
    32 PLUMERIA                        7.250          3,051.72         80
                                       7.000          3,051.72      559,192.00
    IRVINE           CA   92620          1            10/16/98         00
    0431103027                           03           12/01/98          0
    10001031                             O            11/01/28
    0


    1826250          637/G01             F          387,000.00         ZZ
                                         360        386,423.78          1
    117 HOLLYANN DRIVE                 7.500          2,705.96         90
                                       7.250          2,705.96      430,000.00
    FOLSOM           CA   95630          1            09/29/98         04
    0431096163                           05           11/01/98         25
    0013383344                           O            10/01/28
    0


    1826254          180/G01             F          170,400.00         ZZ
                                         360        169,475.46          1
    12815 JOELLE NE                    7.375          1,176.91         80
                                       7.125          1,176.91      213,000.00
    ALBUQUERQUE      NM   87112          1            04/30/98         00
    0431104439                           05           06/01/98          0
    0012494670                           O            05/01/28
    0


    1826296          637/G01             F          257,600.00         ZZ
                                         360        257,403.99          1
    6008 TRIBUTARY RIDGE CT            7.375          1,779.18         80
                                       7.125          1,779.18      322,000.00
    AUSTIN           TX   78759          1            10/29/98         00
    0431105857                           03           12/01/98          0
1


    0012138681                           O            11/01/28
    0


    1826301          623/623             F          300,000.00         ZZ
                                         360        299,160.27          1
    3860 FOX GLOVE CT NE               8.000          2,201.29         64
                                       7.750          2,201.29      475,000.00
    GRAND RAPIDS     MI   49505          1            07/01/98         00
    0961103                              03           09/01/98          0
    0961103                              O            08/01/28
    0


    1826455          601/G01             F          284,000.00         ZZ
                                         360        283,509.58          1
    4904 RAFTON DRIVE                  6.750          1,842.02         80
                                       6.500          1,842.02      355,000.00
    SAN JOSE         CA   95124          1            09/28/98         00
    0431070812                           05           11/01/98          0
    3006607                              O            10/01/28
    0


    1826514          480/G01             F          400,000.00         ZZ
                                         360        399,419.16          1
    1111 HILLARY LANE                  7.625          2,831.17         75
                                       7.375          2,831.17      535,020.00
    HIGHLAND PARK    IL   60035          1            09/10/98         00
    0431077890                           05           11/01/98          0
    2356574                              O            10/01/28
    0


    1826522          480/G01             F          305,200.00         ZZ
                                         360        304,710.43          1
    6333 ORION AVENUE                  7.125          2,056.19         80
                                       6.875          2,056.19      381,500.00
    LOS ANGELES      CA   91411          1            09/17/98         00
    0431078518                           05           11/01/98          0
    2652873                              O            10/01/28
    0


    1826526          480/G01             F          383,250.00         ZZ
                                         360        382,664.97          1
    12798 NETHERLEIGH PLACE            7.375          2,647.01         80
                                       7.125          2,647.01      479,079.00
    OAK HILL         VA   20171          1            09/08/98         00
    0431077726                           03           11/01/98          0
    2468429                              O            10/01/28
    0


1


    1826528          480/G01             F          330,000.00         ZZ
                                         360        329,457.42          1
    22914 WRENCREST DRIVE              7.000          2,195.50         80
                                       6.750          2,195.50      412,500.00
    CALABASAS        CA   91302          1            09/17/98         00
    0431078708                           05           11/01/98          0
    2653764                              O            10/01/28
    0


    1826529          B91/G01             F          462,900.00         ZZ
                                         360        462,900.00          1
    39556 FOREST ROAD                  7.500          3,236.67         73
                                       7.250          3,236.67      640,000.00
    BIG BEAR LAKE    CA   92315          2            11/11/98         00
    0431112473                           05           01/01/99          0
    1000015107                           O            12/01/28
    0


    1826530          480/G01             F          300,100.00         ZZ
                                         360        299,594.32          1
    11728 OSPREY POINTE BOULEVARD      6.875          1,971.44         70
                                       6.625          1,971.44      433,000.00
    CLERMONT         FL   34711          5            09/21/98         00
    0431077734                           03           11/01/98          0
    2688547                              O            10/01/28
    0


    1826535          480/G01             F          250,400.00         ZZ
                                         360        250,008.14          1
    506 MONTEREY ROAD                  7.250          1,708.17         80
                                       7.000          1,708.17      313,000.00
    SOUTH PASADENA   CA   91030          1            09/23/98         00
    0431077916                           05           11/01/98          0
    2651339                              O            10/01/28
    0


    1826541          480/G01             F          304,000.00         ZZ
                                         300        303,276.50          1
    12 DANIEL ROAD                     7.250          2,197.33         68
                                       7.000          2,197.33      450,000.00
    LADUE            MO   63124          2            10/01/98         00
    0431078666                           03           11/01/98          0
    2571453                              O            10/01/23
    0


    1826543          480/G01             F          240,000.00         ZZ
                                         360        239,585.56          1
    25847 GUM SPRINGS ROAD             6.750          1,556.64         80
                                       6.500          1,556.64      300,000.00
1


    CHANTILLY        VA   20152          1            09/28/98         00
    0431078500                           05           11/01/98          0
    2471175                              O            10/01/28
    0


    1826547          480/G01             F          272,000.00         ZZ
                                         360        271,584.78          1
    4204 SALTWATER BLVD                7.375          1,878.64         80
                                       7.125          1,878.64      340,000.00
    TAMPA            FL   33615          2            09/04/98         00
    0431078625                           05           11/01/98          0
    2595429                              O            10/01/28
    0


    1826554          480/G01             F          311,000.00         ZZ
                                         360        310,488.67          1
    650 OLD GRADE ROAD                 7.000          2,069.09         75
                                       6.750          2,069.09      420,000.00
    OAK VIEW AREA    CA   93022          2            09/04/98         00
    0431077932                           05           11/01/98          0
    3534617                              O            10/01/28
    0


    1826560          480/G01             F          224,250.00         ZZ
                                         360        223,916.10          1
    120 SHORE DRIVE PLACE              7.500          1,567.99         75
                                       7.250          1,567.99      299,000.00
    OLDSMAR          FL   34677          1            09/16/98         00
    0431078575                           05           11/01/98          0
    2592566                              O            10/01/28
    0


    1826562          480/G01             F          252,400.00         ZZ
                                         360        251,979.72          1
    1198 HADLEY CIRCLE                 7.375          1,743.26         87
                                       7.125          1,743.26      291,832.00
    GURNEE           IL   60031          1            09/15/98         10
    0431078609                           03           11/01/98         25
    2472181                              O            10/01/28
    0


    1826571          480/G01             F          300,050.00         ZZ
                                         360        299,568.69          1
    714 SKYTOP ROAD                    7.125          2,021.49         90
                                       6.875          2,021.49      334,500.00
    WEDDINGTON       NC   28173          1            09/18/98         14
    0431078492                           03           11/01/98         25
    2520401                              O            10/01/28
    0
1




    1826574          480/G01             F          293,000.00         ZZ
                                         360        292,552.73          1
    2908 W. BAY VILLA AVE              7.375          2,023.68         80
                                       7.125          2,023.68      366,300.00
    TAMPA            FL   33611          1            10/01/98         00
    0431077965                           05           11/01/98          0
    2595973                              O            10/01/28
    0


    1826580          480/G01             F          312,800.00         ZZ
                                         360        312,298.23          1
    22721 GAYCREST AVENUE              7.125          2,107.39         80
                                       6.875          2,107.39      391,000.00
    TORRANCE         CA   90505          1            09/22/98         00
    0431078526                           05           11/01/98          0
    2653335                              O            10/01/28
    0


    1826587          480/G01             F          340,800.00         ZZ
                                         360        340,266.67          1
    843 VALENTINE VIEW DRIVE           7.250          2,324.86         80
                                       7.000          2,324.86      426,000.00
    CROWNSVILLE      MD   21032          1            09/18/98         00
    0431078559                           05           11/01/98          0
    2673663                              O            10/01/28
    0


    1826594          480/G01             F          290,000.00         ZZ
                                         360        289,534.82          1
    4061 SOUTH DEXTER STREET           7.125          1,953.78         74
                                       6.875          1,953.78      395,000.00
    ENGLEWOOD        CO   80110          1            09/23/98         00
    0431078567                           05           11/01/98          0
    2621019                              O            10/01/28
    0


    1826596          480/G01             F          421,600.00         ZZ
                                         360        420,655.45          1
    2163 QUAETHEM DR                   7.500          2,947.89         80
                                       7.250          2,947.89      527,000.00
    WILDWOOD         MO   63005          1            08/31/98         00
    0431078633                           03           10/01/98          0
    2567311                              O            09/01/28
    0


    1826598          638/G01             F          252,000.00         ZZ
                                         360        251,788.29          1
1


    1163 MONTEREY PLACE                6.875          1,655.46         80
                                       6.625          1,655.46      315,000.00
    ENCINITAS        CA   92024          1            10/05/98         00
    0431076991                           01           12/01/98          0
    08796175                             O            11/01/28
    0


    1826599          480/G01             F          291,000.00         ZZ
                                         360        290,544.62          1
    4650 ELLENITA AVENUE               7.250          1,985.13         68
                                       7.000          1,985.13      430,000.00
    LOS ANGELES      CA   91356          2            09/01/98         00
    0431077882                           05           11/01/98          0
    2652535                              O            10/01/28
    0


    1826603          480/G01             F          360,000.00         ZZ
                                         360        359,436.64          1
    2416 PROSPECT AVENUE               7.250          2,455.83         90
                                       7.000          2,455.83      400,000.00
    EVANSTON         IL   60201          1            09/29/98         12
    0431078591                           05           11/01/98         25
    2604940                              O            10/01/28
    0


    1826608          480/G01             F          337,200.00         ZZ
                                         360        336,672.31          1
    1312 RED HAWK CIRCLE               7.250          2,300.30         80
                                       7.000          2,300.30      421,518.00
    RESTON           VA   20194          1            09/15/98         00
    0431078682                           03           11/01/98          0
    2467512                              O            10/01/28
    0


    1826611          480/G01             F          257,600.00         ZZ
                                         360        257,155.17          1
    8010 LIONS CREST WAY               6.750          1,670.79         80
                                       6.500          1,670.79      322,000.00
    GAITHERSBURG     MD   20879          1            09/25/98         00
    0431078658                           05           11/01/98          0
    2673853                              O            10/01/28
    0


    1826709          638/G01             F          237,861.00         ZZ
                                         360        237,666.02          1
    5608 NW RYDAN COURT                7.000          1,582.50         92
                                       6.750          1,582.50      260,000.00
    BREMERTON        WA   98312          2            10/05/98         19
    0431094556                           05           12/01/98         25
1


    08789308                             O            11/01/28
    0


    1826740          811/G01             F          424,000.00         ZZ
                                         360        423,643.79          1
    7099 ROYAL RIDGE DRIVE             6.875          2,785.38         43
                                       6.625          2,785.38    1,000,000.00
    SAN JOSE         CA   95120          5            10/12/98         00
    0431077817                           05           12/01/98          0
    086441954                            O            11/01/28
    0


    1826752          757/G01             F          265,000.00         ZZ
                                         360        264,788.08          1
    2708 CHIPLEY HIGHWAY               7.125          1,785.36         75
                                       6.875          1,785.36      355,000.00
    WARM SPRINGS     GA   31830          2            10/16/98         00
    0431103720                           05           12/01/98          0
    3592151                              O            11/01/28
    0


    1826810          962/G01             F          117,000.00         ZZ
                                         360        116,919.47          1
    2410 PARKVIEW LANE                 7.875            848.34         65
                                       7.625            848.34      180,000.00
    FARGO            ND   58104          1            11/02/98         00
    0431092915                           05           12/01/98          0
    1826810                              O            11/01/28
    0


    1826921          637/G01             F          249,700.00         ZZ
                                         360        249,279.22          1
    115 CANNES COURT                   6.875          1,640.36         90
                                       6.625          1,640.36      277,500.00
    FAIRFIELD        CA   94533          1            09/24/98         11
    0431096320                           03           11/01/98         25
    10137511                             O            10/01/28
    0


    1826928          144/144             F          356,000.00         ZZ
                                         360        356,000.00          1
    28 KINNICUTT ROAD EAST             6.750          2,309.01         75
                                       6.500          2,309.01      475,000.00
    POUND RIDGE      NY   10576          5            11/19/98         00
    160410779                            05           01/01/99          0
    160410779                            O            12/01/28
    0


1


    1826933          J40/G01             F          146,200.00         ZZ
                                         360        145,998.12          1
    1040 KIMBROUGH DRIVE               7.875          1,060.05         55
                                       7.625          1,060.05      268,000.00
    WHITE PLAINS     GA   30678          2            09/17/98         00
    0431072206                           05           11/01/98          0
    7599348                              O            10/01/28
    0


    1826969          637/G01             F          317,500.00         ZZ
                                         360        316,964.99          1
    900 JEWELL AVENUE                  6.875          2,085.75         64
                                       6.625          2,085.75      500,000.00
    SEBASTOPOL       CA   95472          2            09/23/98         00
    0431095405                           05           11/01/98          0
    0013816475                           O            10/01/28
    0


    1826979          K79/G01             F          280,000.00         ZZ
                                         360        279,776.09          1
    915 CURVE STREET                   7.125          1,886.41         52
                                       6.875          1,886.41      539,000.00
    CARLISLE         MA   01741          2            11/02/98         00
    0431097047                           05           12/01/98          0
    109591826979                         O            11/01/28
    0


    1827003          593/593             F          262,000.00         ZZ
                                         360        261,351.93          1
    678 SOUTH VISTA DRIVE              7.000          1,743.10         73
                                       6.750          1,743.10      363,000.00
    FRUIT HEIGHTS    UT   84037          2            08/24/98         00
    6419972                              05           10/01/98          0
    6419972                              O            09/01/28
    0


    1827080          026/G01             F          300,000.00         ZZ
                                         360        299,728.79          1
    1166 EAST ROCK SPRINGS RD          6.500          1,896.21         74
                                       6.250          1,896.21      410,000.00
    ATLANTA          GA   30306          5            10/16/98         00
    0431080498                           05           12/01/98          0
    0200258257                           O            11/01/28
    0


    1827232          637/G01             F          204,800.00         ZZ
                                         360        204,627.94          1
    4129 MICHAEL AVENUE                6.875          1,345.39         80
                                       6.625          1,345.39      256,000.00
1


    FREMONT          CA   94538          1            10/06/98         00
    0431095439                           05           12/01/98          0
    0010937597                           O            11/01/28
    0


    1827236          637/G01             F          252,000.00         ZZ
                                         360        251,615.30          1
    1360 PEGGY AVENUE                  7.375          1,740.51         75
                                       7.125          1,740.51      340,000.00
    CAMPBELL         CA   95008          5            09/25/98         00
    0431099647                           05           11/01/98          0
    0010940765                           O            10/01/28
    0


    1827281          637/G01             F          322,500.00         ZZ
                                         360        322,235.65          1
    3080 COOMBSVILLE ROAD              7.000          2,145.60         65
                                       6.750          2,145.60      497,500.00
    NAPA             CA   94558          1            10/05/98         00
    0431083153                           05           12/01/98          0
    0013423371                           O            11/01/28
    0


    1827305          B75/G01             F          450,000.00         ZZ
                                         360        449,621.95          1
    84 KAILUANA PLACE                  6.875          2,956.18         68
                                       6.625          2,956.18      665,000.00
    KAILUA           HI   96734          1            10/09/98         00
    0431091040                           05           12/01/98          0
    6115497                              O            11/01/28
    0


    1827410          F63/G01             F          300,000.00         ZZ
                                         360        299,771.72          1
    1392 RELEIZ VALLEY ROAD            7.375          2,072.03         47
                                       7.125          2,072.03      650,000.00
    LAFAYETTE        CA   94549          2            10/15/98         00
    0431093145                           05           12/01/98          0
    23652                                O            11/01/28
    0


    1827486          637/G01             F          303,900.00         ZZ
                                         360        303,644.68          1
    3305 RUBY AVENUE                   6.875          1,996.41         80
                                       6.625          1,996.41      379,900.00
    SAN JOSE         CA   95135          1            10/02/98         00
    0431102169                           05           12/01/98          0
    0010939965                           O            11/01/28
    0
1




    1827552          637/G01             F          124,000.00         ZZ
                                         360        123,801.09          1
    4509 LAKEPOINTE AVENUE             7.125            835.41         80
                                       6.875            835.41      155,000.00
    ROWLETT          TX   75088          1            09/22/98         00
    0431102391                           05           11/01/98          0
    0011764941                           O            10/01/28
    0


    1827570          811/G01             F          290,600.00         ZZ
                                         360        290,367.61          1
    208 BALDWIN DRIVE                  7.125          1,957.83         77
                                       6.875          1,957.83      378,000.00
    APTOS            CA   95003          2            10/15/98         00
    0431102888                           05           12/01/98          0
    FM02207386                           O            11/01/28
    0


    1827576          E22/G01             F          311,000.00         ZZ
                                         360        310,738.72          1
    422 BRIGHTON DAM ROAD              6.875          2,043.05         75
                                       6.625          2,043.05      420,000.00
    BROOKEVILLE      MD   20833          2            10/05/98         00
    0411085236                           05           12/01/98          0
    411085236                            O            11/01/28
    0


    1827689          637/G01             F          403,500.00         ZZ
                                         360        403,185.22          1
    970 LA VISTA COURT                 7.250          2,752.59         71
                                       7.000          2,752.59      575,000.00
    MORGAN HILL      CA   95037          2            10/07/98         00
    0431098821                           05           12/01/98          0
    0010143139                           O            11/01/28
    0


    1827839          E22/G01             F          460,000.00         ZZ
                                         360        459,658.61          1
    27550 ALTA KNOLL DRIVE             7.500          3,216.39         60
                                       7.250          3,216.39      775,000.00
    SANTA CLARITA    CA   91350          5            10/07/98         00
    0411058332                           03           12/01/98          0
    411058332                            O            11/01/28
    0


    1827843          E22/G01             F          167,700.00         ZZ
                                         360        167,569.18          1
1


    20051 BUSHARD STREET               7.250          1,144.01         65
                                       7.000          1,144.01      258,000.00
    HUNTINGTON BEAC  CA   92646          5            10/08/98         00
    0411063969                           05           12/01/98          0
    411063969                            O            11/01/28
    0


    1827874          E22/G01             F          269,500.00         ZZ
                                         360        269,289.76          1
    1107 TRUMAN STREET                 7.250          1,838.47         65
                                       7.000          1,838.47      415,000.00
    REDWOOD CITY     CA   94061          2            10/08/98         00
    0410761308                           05           12/01/98          0
    410761308                            O            11/01/28
    0


    1827880          E22/G01             F          199,450.00         ZZ
                                         360        199,294.41          1
    25221 ARCADIAN AVENUE              7.250          1,360.60         70
                                       7.000          1,360.60      285,000.00
    MISSION VIEJO    CA   92691          1            10/08/98         00
    0411064389                           05           12/01/98          0
    411064389                            O            11/01/28
    0


    1827881          E22/G01             F          302,400.00         ZZ
                                         360        302,164.10          1
    580 SOUTH SCOUT TRAIL              7.250          2,062.90         80
                                       7.000          2,062.90      378,000.00
    ANAHEIM          CA   92807          1            10/13/98         00
    0411077837                           03           12/01/98          0
    411077837                            O            11/01/28
    0


    1827894          K08/G01             F          215,200.00         G
                                         360        215,014.72          1
    5889 MANICHETTI COURT              6.750          1,395.78         80
                                       6.500          1,395.78      269,000.00
    SAN JOSE         CA   95123          1            10/15/98         00
    0411085459                           05           12/01/98          0
    411085459                            O            11/01/28
    0


    1827898          E22/G01             F          305,000.00         ZZ
                                         360        304,756.10          1
    2209 SEMERIA AVENUE                7.125          2,054.84         66
                                       6.875          2,054.84      465,000.00
    BELMONT          CA   94002          5            10/08/98         00
    0411083694                           05           12/01/98          0
1


    411083694                            O            11/01/28
    0


    1827941          E22/G01             F          175,000.00         ZZ
                                         360        174,866.84          1
    17306 ARROWHEAD TRACE              7.375          1,208.68         75
                                       7.125          1,208.68      236,000.00
    OAK FOREST       IL   60452          2            10/06/98         00
    0411007404                           05           12/01/98          0
    411007404                            O            11/01/28
    0


    1827944          K08/G01             F          137,800.00         ZZ
                                         360        137,561.65          1
    1718 ANDOVER LANE                  7.000            916.79         80
                                       6.750            916.79      172,300.00
    CORINTH          TX   76205          1            09/30/98         00
    0411077704                           03           11/01/98          0
    411077704                            O            10/01/28
    0


    1827980          637/G01             F          356,000.00         ZZ
                                         360        355,729.11          1
    1987 OCASO CAMINO                  7.375          2,458.81         62
                                       7.125          2,458.81      575,000.00
    FREMONT          CA   94539          2            10/08/98         00
    0431091768                           03           12/01/98          0
    0013411681                           O            11/01/28
    0


    1828003          637/G01             F          239,200.00         ZZ
                                         360        239,008.71          1
    425 MULQUEENEY STREET              7.125          1,611.54         80
                                       6.875          1,611.54      299,000.00
    LIVERMORE        CA   94550          1            10/06/98         00
    0431092188                           03           12/01/98          0
    0010134179                           O            11/01/28
    0


    1828086          F59/G01             F          615,000.00         ZZ
                                         360        615,000.00          1
    271 JERUSALEM RD                   7.000          4,091.61         65
                                       6.750          4,091.61      950,000.00
    COHASSET         MA   02025          2            11/11/98         00
    0431118546                           05           01/01/99          0
    0000                                 O            12/01/28
    0


1


    1828181          638/G01             F          260,000.00         ZZ
                                         360        259,776.14          1
    697 MYSTIC WAY                     6.750          1,686.36         31
                                       6.500          1,686.36      850,000.00
    LAGUNA BEACH     CA   92651          1            10/05/98         00
    0431082106                           05           12/01/98          0
    08801213                             O            11/01/28
    0


    1828198          K08/G01             F          139,750.00         ZZ
                                         360        139,541.93          1
    17590 CLYDESDALE ROAD              7.500            977.15         65
                                       7.250            977.15      215,000.00
    COLORADO SPRING  CO   80908          1            09/29/98         00
    0411061708                           05           11/01/98          0
    411061708                            O            10/01/28
    0


    1828220          637/G01             F          410,000.00         ZZ
                                         360        409,655.55          1
    935 AQUARIUS WAY                   6.875          2,693.41         67
                                       6.625          2,693.41      615,000.00
    OAKLAND          CA   94611          5            10/06/98         00
    0431106079                           05           12/01/98          0
    0010142610                           O            11/01/28
    0


    1828222          K59/G01             F          247,000.00         ZZ
                                         360        246,792.49          1
    295 NORTH CREEK DRIVE              6.875          1,622.61         65
                                       6.625          1,622.61      384,000.00
    SAN JOSE         CA   95139          5            10/29/98         00
    0431094481                           05           12/01/98          0
    10980330                             O            11/01/28
    0


    1828236          E22/G01             F          238,100.00         ZZ
                                         360        237,923.30          1
    6238 NW 23 STREET                  7.500          1,664.83         75
                                       7.250          1,664.83      317,500.00
    BOCA RATON       FL   33434          1            10/16/98         00
    0411067663                           03           12/01/98          0
    411067663                            O            11/01/28
    0


    1828252          964/G01             F          265,600.00         ZZ
                                         360        265,371.32          1
    5386 BRYANT AVE                    6.750          1,722.68         80
                                       6.500          1,722.68      332,000.00
1


    OAKLAND          CA   94618          1            10/12/98         00
    0431078112                           05           12/01/98          0
    42607                                O            11/01/28
    0


    1828274          638/G01             F          290,000.00         ZZ
                                         360        289,750.32          1
    65 BRIDLE PATH                     6.750          1,880.93         69
                                       6.500          1,880.93      425,000.00
    TEWKSBURY        MA   01876          1            10/20/98         00
    0431081173                           05           12/01/98          0
    08739842                             O            11/01/28
    0


    1828282          E22/G01             F          274,700.00         ZZ
                                         360        274,463.49          1
    42290 GREEN MEADOW LANE            6.750          1,781.70         80
                                       6.500          1,781.70      343,400.00
    LEESBURG         VA   20176          1            10/14/98         00
    0410743280                           03           12/01/98          0
    410743280                            O            11/01/28
    0


    1828283          638/G01             F          148,000.00         ZZ
                                         360        147,875.67          1
    26491 SILVER SPRING                6.875            972.25         69
                                       6.625            972.25      216,500.00
    LAKE FOREST      CA   92630          2            10/01/98         00
    0431082403                           03           12/01/98          0
    8793176                              O            11/01/28
    0


    1828302          638/G01             F          262,400.00         ZZ
                                         360        262,179.55          1
    1665 BRADLEY STREET                6.875          1,723.78         80
                                       6.625          1,723.78      328,000.00
    RIVERSIDE        CA   92506          5            10/07/98         00
    0431082213                           05           12/01/98          0
    08795009                             O            11/01/28
    0


    1828368          637/G01             F          315,000.00         ZZ
                                         360        314,754.27          1
    301 LIVORNA HEIGHTS ROAD           7.250          2,148.86         67
                                       7.000          2,148.86      475,000.00
    ALAMO            CA   94507          2            10/07/98         00
    0431095454                           05           12/01/98          0
    0010140770                           O            11/01/28
    0
1




    1828440          H51/G01             F          107,500.00         ZZ
                                         360        107,500.00          1
    156 SHELLY                         7.875            779.45         80
                                       7.625            779.45      136,000.00
    MILFORD          MI   48381          2            11/10/98         00
    0431125053                           05           01/01/99          0
    981025909                            O            12/01/28
    0


    1828452          B65/G01             F          470,400.00         ZZ
                                         360        470,014.41          1
    2060 SANDOVER COURT                7.000          3,129.59         80
                                       6.750          3,129.59      588,000.00
    COLUMBUS         OH   43220          2            10/22/98         00
    0431083278                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1828911          K13/G01             F          309,750.00         ZZ
                                         360        309,750.00          1
    3 WHIPPORWILL ROAD                 7.125          2,086.85         90
                                       6.875          2,086.85      344,215.00
    TRABUCO CANYON   CA   92679          1            11/19/98         10
    0431120856                           03           01/01/99         25
    1828911                              O            12/01/28
    0


    1828926          731/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    848 LEITH AVENUE                   7.625          1,783.64         80
                                       7.375          1,783.64      315,000.00
    SANTA CLARA      CA   95054          2            11/16/98         00
    0431125855                           05           01/01/99          0
    114257215                            O            12/01/28
    0


    1829193          K08/G01             F          112,500.00         ZZ
                                         360        112,412.24          1
    6555 SUWANEE ROAD                  7.250            767.45         90
                                       7.000            767.45      125,000.00
    PENSACOLA        FL   32526          2            10/16/98         04
    0411010986                           05           12/01/98         25
    411010986                            O            11/01/28
    0


    1829364          E22/G01             F          190,550.00         ZZ
                                         360        190,381.88          1
1


    6325 SUMMER MOON LANE              6.625          1,220.11         80
                                       6.375          1,220.11      238,200.00
    ALEXANDRIA       VA   22312          1            10/21/98         00
    0411070840                           09           12/01/98          0
    411070840                            O            11/01/28
    0


    1829723          637/G01             F          363,000.00         ZZ
                                         360        362,702.45          1
    649 BOISE COURT                    7.000          2,415.05         75
                                       6.750          2,415.05      485,000.00
    SUNNYVALE        CA   94087          2            10/12/98         00
    0431126846                           05           12/01/98          0
    0010144830                           O            11/01/28
    0


    1829727          637/G01             F          610,000.00         ZZ
                                         360        609,524.14          1
    4221 CRESTHAVEN DRIVE              7.250          4,161.28         70
                                       7.000          4,161.28      875,000.00
    WEST LAKE VILLA  CA   91362          5            10/07/98         00
    0431126879                           09           12/01/98          0
    001337869                            O            11/01/28
    0


    1830058          E22/G01             F          220,000.00         ZZ
                                         360        219,815.18          1
    22689 CANYON TERRACE DRIVE         6.875          1,445.24         80
                                       6.625          1,445.24      275,000.00
    CASTRO VALLEY    CA   94552          2            10/16/98         00
    0411069925                           01           12/01/98          0
    411069925                            O            11/01/28
    0


    1830072          E22/G01             F          378,000.00         ZZ
                                         360        377,674.55          1
    11318 CHAMPAGNE PLACE              6.750          2,451.70         80
                                       6.500          2,451.70      472,500.00
    DUBLIN           CA   94568          1            10/19/98         00
    0411002512                           03           12/01/98          0
    411002512                            O            11/01/28
    0


    1830076          E22/G01             F          650,000.00         ZZ
                                         360        649,453.92          1
    221 SOUTH PALM DRIVE               6.875          4,270.04         57
                                       6.625          4,270.04    1,160,000.00
    BEVERLY HILLS    CA   90212          1            10/13/98         00
    0411065832                           05           12/01/98          0
1


    411065832                            O            11/01/28
    0


    1830081          E22/G01             F          204,000.00         ZZ
                                         360        203,844.77          1
    6021 KIFISIA WAY                   7.375          1,408.98         80
                                       7.125          1,408.98      255,000.00
    FAIR OAKS        CA   95628          1            10/22/98         00
    0411061062                           05           12/01/98          0
    411061062                            O            11/01/28
    0


    1830083          E22/G01             F          412,800.00         ZZ
                                         360        412,461.63          1
    3261 INDIAN CREEK                  7.000          2,746.37         80
                                       6.750          2,746.37      516,000.00
    SIMI VALLEY      CA   93063          2            10/22/98         00
    0411076029                           03           12/01/98          0
    411076029                            O            11/01/28
    0


    1830084          E22/G01             F          233,900.00         ZZ
                                         360        233,712.95          1
    19345 VALERIO STREET               7.125          1,575.83         90
    (RESEDA AREA)                      6.875          1,575.83      259,900.00
    LOS ANGELES      CA   91335          1            10/22/98         10
    0411069222                           05           12/01/98         30
    411069222                            O            11/01/28
    0


    1830100          369/G01             F          310,750.00         ZZ
                                         360        309,792.82          1
    28015 N 37TH AVE                   7.375          2,146.28         90
                                       7.125          2,146.28      345,293.00
    PHOENIX          AZ   85027          1            09/10/98         21
    0431091990                           05           10/01/98         25
    0060798824                           O            09/01/28
    0


    1830248          369/G01             F          268,800.00         ZZ
                                         360        268,358.03          1
    1319 ARENA DRIVE                   7.000          1,788.34         80
                                       6.750          1,788.34      336,000.00
    DAVIS            CA   95616          1            09/18/98         00
    0431090885                           03           11/01/98          0
    0070674429                           O            10/01/28
    0


1


    1830281          369/G01             F          558,800.00         ZZ
                                         360        557,946.97          1
    108 RICHELIEU DRIVE                7.375          3,859.50         80
                                       7.125          3,859.50      698,500.00
    CARY             NC   27511          1            09/28/98         00
    0431090539                           03           11/01/98          0
    0061689063                           O            10/01/28
    0


    1830286          369/G01             F          264,000.00         ZZ
                                         360        263,596.99          1
    4911 LAKE AVENUE                   7.375          1,823.39         73
                                       7.125          1,823.39      364,000.00
    WHITE BEAR LAKE  MN   55110          1            09/25/98         00
    0431090513                           05           11/01/98          0
    0061674537                           O            10/01/28
    0


    1830290          369/G01             F          349,150.00         ZZ
                                         360        348,559.35          1
    13841 LEXINGTON GLEN CI            7.250          2,381.82         90
                                       7.000          2,381.82      387,945.00
    GRANGER          IN   46530          1            09/11/98         14
    0431092055                           05           11/01/98         25
    0061725149                           O            10/01/28
    0


    1830291          664/G01             F          236,000.00         ZZ
                                         360        235,820.42          1
    3316 TANGLEY STREET                7.375          1,630.00         70
                                       7.125          1,630.00      341,700.00
    HOUSTON          TX   77005          2            10/09/98         00
    0431085919                           03           12/01/98          0
    2761898                              O            11/01/28
    0


    1830296          369/G01             F          283,950.00         ZZ
                                         360        283,505.64          1
    10702 FLAGLER DRIVE                7.250          1,937.04         95
                                       7.000          1,937.04      298,900.00
    PARKER           CO   80134          1            09/10/98         12
    0431091339                           03           11/01/98         30
    60862265                             O            10/01/28
    0


    1830305          369/G01             F          268,000.00         ZZ
                                         360        267,559.34          1
    14706 CARROLTON ROAD               7.000          1,783.02         80
                                       6.750          1,783.02      335,000.00
1


    ROCKVILLE        MD   20853          1            09/16/98         00
    0431090588                           05           11/01/98          0
    0060261898                           O            10/01/28
    0


    1830313          369/G01             F          445,000.00         ZZ
                                         360        444,228.71          1
    1260 PAR VIEW DRIVE                7.000          2,960.60         56
                                       6.750          2,960.60      800,000.00
    SANIBEL          FL   33957          5            09/11/98         00
    0431090620                           05           11/01/98          0
    0062110788                           O            10/01/28
    0


    1830314          369/G01             F          310,200.00         ZZ
                                         360        309,749.54          1
    11106 WILLOW BOTTOM ROAD           7.625          2,195.58         85
                                       7.375          2,195.58      365,000.00
    COLUMBIA         MD   21044          2            09/11/98         10
    0431091974                           05           11/01/98         12
    0070681499                           O            10/01/28
    0


    1830337          369/G01             F          300,000.00         ZZ
                                         360        299,494.48          1
    333 OAK TREE DRIVE                 6.875          1,970.79         74
                                       6.625          1,970.79      406,500.00
    GLENDORA         CA   91741          1            08/28/98         00
    0431090927                           05           11/01/98          0
    61918231                             O            10/01/28
    0


    1830342          369/G01             F          251,500.00         ZZ
                                         360        251,278.10          1
    833 RIDGEVIEW DRIVE                6.625          1,610.39         90
                                       6.375          1,610.39      280,000.00
    WOODLAND         CA   95695          2            10/06/98         12
    0431091560                           05           12/01/98         25
    0070729710                           O            11/01/28
    0


    1830343          601/G01             F          276,000.00         ZZ
                                         360        275,578.69          1
    7125 KINGSBURY BLVD                7.375          1,906.26         80
                                       7.125          1,906.26      345,000.00
    ST LOUIS         MO   63130          2            09/01/98         00
    0431093848                           05           11/01/98          0
    12592986                             O            10/01/28
    0
1




    1830346          369/G01             F          352,758.00         ZZ
                                         360        351,947.78          1
    4009 TRAILVIEW MESA DRIVE          7.375          2,436.41         60
                                       7.125          2,436.41      597,000.00
    AUSTIN           TX   78746          2            08/28/98         00
    0431090653                           03           10/01/98          0
    0062022801                           O            09/01/28
    0


    1830350          369/G01             F          380,000.00         ZZ
                                         360        379,359.67          1
    1704 BRAEBURN ROAD                 6.875          2,496.33         80
                                       6.625          2,496.33      475,000.00
    ALTADENA AREA    CA   91001          1            09/11/98         00
    0431090638                           05           11/01/98          0
    60622651                             O            10/01/28
    0


    1830351          601/G01             F          475,000.00         ZZ
                                         360        474,179.75          1
    30 LOWER TUCKAHOE ROAD WEST        6.750          3,080.85         80
                                       6.500          3,080.85      595,000.00
    RICHMOND         VA   23233          1            09/28/98         00
    0431093749                           05           11/01/98          0
    12600565                             O            10/01/28
    0


    1830355          369/G01             F          241,000.00         ZZ
                                         360        240,612.23          1
    1321 ARMISTEAD BRIDGE ROAD         7.125          1,623.67         63
                                       6.875          1,623.67      385,000.00
    NORFOLK          VA   23507          2            09/25/98         00
    0431091289                           05           11/01/98          0
    0061916169                           O            10/01/28
    0


    1830359          601/G01             F          422,200.00         ZZ
                                         360        421,555.51          1
    27 BELLERIVE COUNTRY CLUB          7.375          2,916.03         80
                                       7.125          2,916.03      530,000.00
    ST. LOUIS        MO   63141          2            09/28/98         00
    0431093236                           03           11/01/98          0
    1257835                              O            10/01/28
    0


    1830360          369/G01             F          448,000.00         ZZ
                                         360        447,298.93          1
1


    5949 BRIDGEVIEW DRIVE              7.250          3,056.15         78
                                       7.000          3,056.15      575,000.00
    VENTURA          CA   93003          2            09/24/98         00
    0431089390                           05           11/01/98          0
    0060762085                           O            10/01/28
    0


    1830363          369/G01             F          259,350.00         ZZ
                                         360        259,142.60          1
    947 CHIPPENDALE AVENUE             7.125          1,747.29         95
                                       6.875          1,747.29      273,000.00
    GLENDORA         CA   91740          1            10/05/98         14
    0431091362                           05           12/01/98         30
    0061918850                           O            11/01/28
    0


    1830365          601/G01             F          319,500.00         ZZ
                                         360        319,012.27          1
    916 SOUTHERN HILLS COURT           7.375          2,206.71         89
                                       7.125          2,206.71      360,000.00
    EUREKA           MO   63025          1            10/02/98         10
    0431093103                           03           11/01/98         25
    12337184                             O            10/01/28
    0


    1830366          369/G01             F          279,685.00         ZZ
                                         360        279,268.56          1
    405 BEACON HILL DRIVE              7.500          1,955.60         95
                                       7.250          1,955.60      294,406.00
    COPPELL          TX   75019          1            09/30/98         10
    0431092030                           03           11/01/98         30
    0062179965                           O            10/01/28
    0


    1830369          369/G01             F          297,300.00         ZZ
                                         360        296,682.17          1
    1125 FIVE POINT ROAD               7.875          2,155.63         76
                                       7.625          2,155.63      395,000.00
    VIRGINIA BEACH   VA   23464          1            09/02/98         00
    0431090943                           05           10/01/98          0
    0070655865                           O            09/01/28
    0


    1830371          601/G01             F          267,000.00         ZZ
                                         360        266,796.84          1
    1487 SALOMON LANE                  7.375          1,844.10         80
                                       7.125          1,844.10      333,750.00
    WAYNE            PA   19087          1            10/05/98         00
    0431093194                           03           12/01/98          0
1


    12706024                             O            11/01/28
    0


    1830374          369/G01             F          266,000.00         ZZ
                                         360        265,583.73          1
    2505 RANCHO BEL AIR DRIVE          7.250          1,814.59         40
                                       7.000          1,814.59      670,000.00
    LAS VEGAS        NV   89107          2            09/22/98         00
    0431090919                           03           11/01/98          0
    0062180904                           O            10/01/28
    0


    1830375          B60/G01             F          448,000.00         ZZ
                                         360        447,650.52          1
    5255 FIRENZE COURT                 7.250          3,056.15         67
                                       7.000          3,056.15      676,000.00
    SAN JOSE         CA   95138          2            10/01/98         00
    0431096775                           03           12/01/98          0
    256901                               O            11/01/28
    0


    1830377          637/G01             F          397,000.00         ZZ
                                         360        396,674.58          1
    6470 PFEIFFER RANCH COURT          7.000          2,641.25         41
                                       6.750          2,641.25      975,000.00
    SAN JOSE         CA   95120          2            10/21/98         00
    0431106418                           05           12/01/98          0
    0013427190                           O            11/01/28
    0


    1830378          601/G01             F          408,000.00         ZZ
                                         360        407,062.91          1
    2303 CLIFTON FORGE COURT           7.375          2,817.95         80
                                       7.125          2,817.95      510,000.00
    ST LOUIS         MO   63131          1            08/28/98         00
    0431093087                           05           10/01/98          0
    12630604                             O            09/01/28
    0


    1830380          369/G01             F          265,500.00         ZZ
                                         360        264,948.24          1
    108 PACKANACK LAKE ROAD            7.875          1,925.06         90
                                       7.625          1,925.06      295,000.00
    WAYNE            NJ   07470          1            08/12/98         12
    0431091479                           05           10/01/98         25
    0061897263                           O            09/01/28
    0


1


    1830382          369/G01             F          270,750.00         ZZ
                                         360        270,336.70          1
    9510 HILLVIEW DRIVE                7.375          1,870.00         95
                                       7.125          1,870.00      285,000.00
    DALLAS           TX   75231          1            09/24/98         11
    0431092022                           05           11/01/98         30
    0062025630                           O            10/01/28
    0


    1830384          369/G01             F          245,000.00         ZZ
                                         360        244,597.19          1
    500 BROWER AVENUE                  7.000          1,629.99         78
                                       6.750          1,629.99      315,000.00
    PLACENTIA        CA   92870          2            09/25/98         00
    0431090547                           05           11/01/98          0
    0061918686                           O            10/01/28
    0


    1830410          601/G01             F          429,000.00         ZZ
                                         360        428,648.35          1
    18 CYGNET COURT                    7.000          2,854.15         77
                                       6.750          2,854.15      560,000.00
    HILTON HEAD ISL  SC   29926          2            10/08/98         00
    0431092964                           03           12/01/98          0
    12720736                             O            11/01/28
    0


    1830415          601/G01             F          250,000.00         ZZ
                                         360        249,411.39          1
    1217 KOTENBERG AVENUE              7.250          1,705.44         68
                                       7.000          1,705.44      370,000.00
    SAN JOSE         CA   95125          5            08/17/98         00
    0431095611                           05           10/01/98          0
    1265618                              O            09/01/28
    0


    1830416          B60/G01             F          400,000.00         ZZ
                                         360        399,703.14          1
    1800 SPYGLASS HILL COURT           7.500          2,796.86         90
                                       7.250          2,796.86      445,000.00
    LA HABRA         CA   90631          2            10/15/98         01
    0431096551                           03           12/01/98         25
    256210                               O            11/01/28
    0


    1830424          601/G01             F          450,000.00         ZZ
                                         360        449,674.31          1
    79 BORDEN PLACE                    7.625          3,185.07         52
                                       7.375          3,185.07      870,000.00
1


    LITTLE SILVER    NJ   07739          2            10/12/98         00
    0431093046                           05           12/01/98          0
    12703161                             O            11/01/28
    0


    1830431          A50/A50             F          269,600.00         ZZ
                                         360        269,367.88          1
    1807 NORTH DECATUR ROAD N.E.       6.750          1,748.62         80
                                       6.500          1,748.62      337,000.00
    ATLANTA          GA   30307          1            10/14/98         00
    116734                               05           12/01/98          0
    116734                               O            11/01/28
    0


    1830433          889/G01             F          256,000.00         ZZ
                                         360        255,790.16          1
    1980 HEIDELBERG DRIVE              7.000          1,703.17         80
                                       6.750          1,703.17      320,000.00
    LIVERMORE        CA   94550          1            10/20/98         00
    0431085786                           05           12/01/98          0
    51601769                             O            11/01/28
    0


    1830436          601/G01             F          284,000.00         ZZ
                                         360        283,363.73          1
    643 VANESSA DRIVE                  7.500          1,985.77         80
                                       7.250          1,985.77      355,000.00
    SAN MATEO        CA   94402          1            08/14/98         00
    0431093038                           05           10/01/98          0
    1264661                              O            09/01/28
    0


    1830450          K08/G01             F          352,000.00         ZZ
                                         360        351,711.47          1
    1003 RUBY STREET                   7.000          2,341.86         80
                                       6.750          2,341.86      440,000.00
    REDWOOD CITY     CA   94061          1            10/20/98         00
    0411050859                           05           12/01/98          0
    411050859                            O            11/01/28
    0


    1830459          E82/G01             F          905,000.00         ZZ
                                         360        904,258.18          1
    10 WILLOWMERE CIRCLE               7.000          6,020.99         70
                                       6.750          6,020.99    1,300,000.00
    RIVERSIDE        CT   06878          2            10/26/98         00
    0400159067                           05           12/01/98          0
    1724970                              O            11/01/28
    0
1




    1830461          H04/G01             F          223,825.00         ZZ
                                         360        223,825.00          1
    37 ELMWOOD DRIVE                   7.250          1,526.88         70
                                       7.000          1,526.88      319,750.00
    SAN RAMON        CA   94583          1            11/13/98         00
    0431122225                           03           01/01/99          0
    320911                               O            12/01/28
    0


    1830463          B60/G01             F          410,000.00         ZZ
                                         360        409,672.13          1
    2007 POWER STREET                  7.125          2,762.25         71
                                       6.875          2,762.25      585,000.00
    HERMOSA BEACH    CA   90254          5            10/01/98         00
    0431085869                           05           12/01/98          0
    256188                               O            11/01/28
    0


    1830534          B59/G01             F          245,000.00         ZZ
                                         360        244,813.58          1
    4362 BOAT CLUB DRIVE               7.375          1,692.15         75
                                       7.125          1,692.15      326,717.00
    JACKSONVILLE     FL   32277          4            10/27/98         00
    0431096049                           05           12/01/98          0
    704062101                            O            11/01/28
    0


    1830540          637/G01             F          269,600.00         ZZ
                                         360        269,198.57          1
    6183 9TH AVENUE CIRCLE N.E.        7.500          1,885.09         77
                                       7.250          1,885.09      351,000.00
    BRADENTON        FL   34202          4            10/08/98         00
    0431125228                           03           11/01/98          0
    8044737                              O            10/01/28
    0


    1830573          E82/G01             F          280,800.00         ZZ
                                         360        280,569.83          1
    27280 NORTH 160TH STREET           7.000          1,868.17         80
                                       6.750          1,868.17      351,000.00
    SCOTTSDALE       AZ   85255          2            10/21/98         00
    0400156170                           05           12/01/98          0
    0400156170                           O            11/01/28
    0


    1830624          K08/G01             F          119,500.00         ZZ
                                         360        119,411.32          1
1


    2039 SOUTH OSCEOLA WAY             7.500            835.56         88
                                       7.250            835.56      136,000.00
    DENVER           CO   80219          1            10/28/98         04
    0411070196                           05           12/01/98         25
    411070196                            O            11/01/28
    0


    1830663          811/G01             F          252,000.00         ZZ
                                         360        251,817.61          1
    1341 LYONSVILLE LANE               7.625          1,783.64         80
                                       7.375          1,783.64      315,000.00
    SAN JOSE         CA   95118          1            10/22/98         00
    0431089499                           05           12/01/98          0
    FM02207588                           O            11/01/28
    0


    1830678          811/G01             F          396,000.00         ZZ
                                         360        395,667.31          1
    1535 TOURAINE DRIVE                6.875          2,601.44         80
                                       6.625          2,601.44      496,000.00
    SAN JOSE         CA   95118          1            10/23/98         00
    0431092162                           05           12/01/98          0
    FM02206998                           O            11/01/28
    0


    1830685          K08/G01             F          211,200.00         ZZ
                                         360        211,013.66          1
    126 RIDGEWOOD DRIVE                6.625          1,352.34         80
                                       6.375          1,352.34      264,000.00
    COPPELL          TX   75019          1            10/22/98         00
    0411105141                           03           12/01/98          0
    411105141                            O            11/01/28
    0


    1830693          K08/G01             F          119,000.00         ZZ
                                         360        118,907.17          1
    11299 SPENCER MILLS ROAD           7.250            811.79         85
                                       7.000            811.79      140,000.00
    SPENCER          OH   44275          2            10/21/98         04
    0411075518                           05           12/01/98         12
    411075518                            O            11/01/28
    0


    1830695          E22/G01             F          195,300.00         ZZ
                                         360        195,143.82          1
    12508 SHIRE LANE                   7.125          1,315.77         70
                                       6.875          1,315.77      279,000.00
    OKLAHOMA CITY    OK   73170          1            10/29/98         00
    0411101959                           03           12/01/98          0
1


    411101959                            O            11/01/28
    0


    1830700          K08/G01             F          384,000.00         ZZ
                                         360        383,722.07          1
    10060 SW 145TH TERRACE             7.625          2,717.93         80
                                       7.375          2,717.93      480,000.00
    MIAMI            FL   33176          1            10/28/98         00
    0411108269                           05           12/01/98          0
    411108269                            O            11/01/28
    0


    1830716          K08/G01             F          279,900.00         ZZ
                                         360        279,702.45          1
    508 DOWNEY MEADE DRIVE             7.750          2,005.24         80
                                       7.500          2,005.24      349,900.00
    FRANKLIN         TN   37064          1            10/23/98         00
    0411078405                           05           12/01/98          0
    411078405                            O            11/01/28
    0


    1830730          637/G01             F          380,000.00         ZZ
                                         360        379,680.75          1
    1932 SOMERSET COURT                6.875          2,496.33         59
                                       6.625          2,496.33      655,000.00
    LOS ALTOS        CA   94024          2            10/20/98         00
    0431096460                           05           12/01/98          0
    0013429469                           O            11/01/28
    0


    1830736          G41/G01             F          191,500.00         ZZ
                                         360        191,357.88          1
    22 SCHOONER LANDING ROAD           7.500          1,339.00         50
                                       7.250          1,339.00      390,000.00
    LEEDS POINT      NJ   08220          2            10/20/98         00
    0431096056                           05           12/01/98          0
    60002418                             O            11/01/28
    0


    1830783          811/G01             F          223,300.00         ZZ
                                         360        223,116.96          1
    26 ALIDA COURT                     7.000          1,485.62         70
                                       6.750          1,485.62      319,000.00
    OAKLAND          CA   94602          1            10/16/98         00
    0431089689                           05           12/01/98          0
    FM02103874                           O            11/01/28
    0


1


    1830786          369/G01             F          250,000.00         ZZ
                                         240        249,490.23          1
    494 SARA DRIVE                     6.500          1,863.94         47
                                       6.250          1,863.94      540,000.00
    ANNAPOLIS        MD   21401          1            10/14/98         00
    0431090554                           03           12/01/98          0
    0060848561                           O            11/01/18
    0


    1830802          E76/G01             F          427,120.00         ZZ
                                         360        426,769.89          1
    5705 WALDEN DRIVE                  7.000          2,841.64         80
                                       6.750          2,841.64      533,900.00
    PLANO            TX   75093          1            10/29/98         00
    0431096536                           03           12/01/98          0
    9808150                              O            11/01/28
    0


    1830810          J51/G01             F          383,200.00         ZZ
                                         360        382,908.41          1
    653 4TH STREET UNIT #2             7.375          2,646.67         80
                                       7.125          2,646.67      479,000.00
    HERMOSA BEACH    CA   90254          1            10/15/98         00
    0431092311                           05           12/01/98          0
    98123098                             O            11/01/28
    0


    1830850          B57/G01             F          330,650.00         ZZ
                                         360        330,385.57          1
    9855 ALDEA AVENUE                  7.125          2,227.66         85
    NORTHRIDGE AREA                    6.875          2,227.66      390,000.00
    LOS ANGELES      CA   91325          1            10/28/98         11
    0431095637                           05           12/01/98         17
    9813622                              O            11/01/28
    0


    1830861          601/G01             F          262,000.00         ZZ
                                         360        261,063.40          1
    362 HIGH STREET                    7.750          1,877.00         80
                                       7.500          1,877.00      329,900.00
    NEWBURYPORT      MA   01950          1            06/26/98         00
    0431094184                           05           08/01/98          0
    12744702                             O            07/01/28
    0


    1830865          601/G01             F          367,500.00         ZZ
                                         360        367,227.27          1
    12 TYSON LANE                      7.500          2,569.61         70
                                       7.250          2,569.61      525,000.00
1


    RUMSON           NJ   07760          5            10/15/98         00
    0431094093                           05           12/01/98          0
    12801148                             O            11/01/28
    0


    1830870          601/G01             F          500,000.00         ZZ
                                         360        499,579.94          1
    125 MRACK ROAD                     6.875          3,284.64         79
                                       6.625          3,284.64      640,000.00
    DANVILLE         CA   94506          1            10/02/98         00
    0431093913                           05           12/01/98          0
    12606014                             O            11/01/28
    0


    1830878          601/G01             F          268,000.00         ZZ
                                         360        267,559.36          1
    1820 OCTAVIA STREET                7.000          1,783.01         79
                                       6.750          1,783.01      340,000.00
    NEW ORLEANS      LA   70118          2            10/02/98         00
    0431094275                           05           11/01/98          0
    12814869                             O            10/01/28
    0


    1830885          601/G01             F          245,600.00         ZZ
                                         360        245,206.01          1
    405 BLUFF MEADOW DRIVE             7.125          1,654.66         80
                                       6.875          1,654.66      307,000.00
    ELLISVILLE       MO   63021          2            09/30/98         00
    0431093863                           03           11/01/98          0
    12726642                             O            10/01/28
    0


    1830891          601/G01             F          282,550.00         ZZ
                                         360        282,073.90          1
    1633 STERLING RD                   6.875          1,856.15         66
                                       6.625          1,856.15      432,500.00
    CHARLOTTE        NC   28209          1            09/23/98         00
    0431094010                           05           11/01/98          0
    12760161                             O            10/01/28
    0


    1830896          601/G01             F          250,000.00         ZZ
                                         360        249,578.72          1
    6 ELIZA COURT                      6.875          1,642.33         80
                                       6.625          1,642.33      315,000.00
    CHARLESTON       SC   29407          1            09/30/98         00
    0431094051                           05           11/01/98          0
    31276740                             O            10/01/28
    0
1




    1830897          664/G01             F          292,400.00         ZZ
                                         360        292,154.35          1
    1505 WILDER STREET                 6.875          1,920.86         70
                                       6.625          1,920.86      420,000.00
    THOUSAND OAKS    CA   91362          5            10/15/98         00
    0431094895                           05           12/01/98          0
    2741577                              O            11/01/28
    0


    1830901          601/G01             F          244,800.00         ZZ
                                         360        244,613.72          1
    28 SUMAC LANE                      7.375          1,690.78         90
                                       7.125          1,690.78      272,000.00
    DURHAM           NH   03824          1            10/15/98         14
    0431094135                           03           12/01/98         25
    12801270                             O            11/01/28
    0


    1830905          664/G01             F          450,000.00         ZZ
                                         360        449,640.14          1
    1086 W LK SAMMAMISH PKWY NE        7.125          3,031.74         72
                                       6.875          3,031.74      628,000.00
    BELLEVUE         WA   98008          2            10/19/98         00
    0431086750                           03           12/01/98          0
    2676443                              O            11/01/28
    0


    1830906          601/G01             F          278,800.00         ZZ
                                         360        278,571.47          1
    2066 SWANSON MEADOWS ROAD          7.000          1,854.86         80
                                       6.750          1,854.86      348,500.00
    BONNER           MT   59823          4            10/08/98         00
    0431094374                           05           12/01/98          0
    12713707                             O            11/01/28
    0


    1830908          601/G01             F          362,950.00         ZZ
                                         360        362,409.59          1
    1742 FIFESHIRE COURT               7.500          2,537.80         85
                                       7.250          2,537.80      427,000.00
    LONGWOOD         FL   32779          1            09/30/98         10
    0431095603                           03           11/01/98         12
    1282157                              O            10/01/28
    0


    1830913          601/G01             F          290,000.00         ZZ
                                         360        289,762.29          1
1


    6614 COVINGTON COVE                7.000          1,929.38         79
                                       6.750          1,929.38      367,450.00
    CANFIELD         OH   44406          1            10/05/98         00
    0431094036                           05           12/01/98          0
    12795159                             O            11/01/28
    0


    1830921          731/G01             F          272,000.00         ZZ
                                         360        271,782.49          1
    32962 DANA PINE                    7.125          1,832.51         80
                                       6.875          1,832.51      340,000.00
    DANA POINT       CA   92629          1            10/20/98         00
    0431090851                           05           12/01/98          0
    712613760                            O            11/01/28
    0


    1830940          E85/G01             F          326,250.00         ZZ
                                         360        325,975.91          1
    309 TAMALPAIS DRIVE                6.875          2,143.23         75
                                       6.625          2,143.23      435,000.00
    CORTE MADERA     CA   94925          1            10/19/98         00
    0431096478                           05           12/01/98          0
    9603841                              O            11/01/28
    0


    1830953          637/G01             F          281,500.00         ZZ
                                         360        281,269.25          1
    1182 LENOR WAY                     7.000          1,872.83         67
                                       6.750          1,872.83      425,000.00
    SAN JOSE         CA   95128          5            10/14/98         00
    0431097856                           05           12/01/98          0
    0013428610                           O            11/01/28
    0


    1830960          637/G01             F          351,900.00         ZZ
                                         360        351,611.55          1
    145 BUTANO AVENUE                  7.000          2,341.20         79
                                       6.750          2,341.20      450,000.00
    SUNNYVALE        CA   94086          2            10/20/98         00
    0431093632                           05           12/01/98          0
    0013428552                           O            11/01/28
    0


    1830966          637/G01             F          348,000.00         ZZ
                                         360        347,707.63          1
    44459 VIEWPOINT CIRCLE             6.875          2,286.12         47
                                       6.625          2,286.12      750,000.00
    FREMONT          CA   95035          2            10/16/98         00
    0431107044                           05           12/01/98          0
1


    0013428321                           O            11/01/28
    0


    1830978          637/G01             F          253,000.00         ZZ
                                         360        252,797.68          1
    5839 GOLD CREEK DRIVE              7.125          1,704.51         60
                                       6.875          1,704.51      425,000.00
    CASTRO VALLEY    CA   94552          2            10/16/98         00
    0431106293                           05           12/01/98          0
    0013428966                           O            11/01/28
    0


    1830992          637/G01             F          412,750.00         ZZ
                                         360        412,403.23          1
    1780 WENRICK COURT                 6.875          2,711.48         66
                                       6.625          2,711.48      627,000.00
    LOS ALTOS        CA   94024          2            10/20/98         00
    0431101658                           05           12/01/98          0
    0010943439                           O            11/01/28
    0


    1831000          637/G01             F          373,000.00         ZZ
                                         360        372,694.25          1
    6531 EXETER DRIVE                  7.000          2,481.58         75
                                       6.750          2,481.58      500,000.00
    OAKLAND          CA   94611          2            10/20/98         00
    0431106319                           05           12/01/98          0
    0013430699                           O            11/01/28
    0


    1831003          N24/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1473 TOMICHI DRIVE                 7.125          2,694.87         78
                                       6.875          2,694.87      515,000.00
    FRANKTOWN        CO   80116          2            11/12/98         00
    0431113331                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1831012          637/G01             F          404,000.00         ZZ
                                         360        403,668.84          1
    20842 MAUREEN WAY                  7.000          2,687.83         54
                                       6.750          2,687.83      755,000.00
    SARATOGA         CA   95070          2            10/16/98         00
    0431097971                           05           12/01/98          0
    0013428131                           O            11/01/28
    0


1


    1831025          637/G01             F          600,000.00         ZZ
                                         360        599,508.18          1
    551 TORWOOD LANE                   7.000          3,991.82         64
                                       6.750          3,991.82      950,000.00
    LOS ALTOS        CA   94022          2            10/20/98         00
    0431098144                           05           12/01/98          0
    0013430236                           O            11/01/28
    0


    1831030          637/G01             F          380,000.00         ZZ
                                         360        379,688.52          1
    10120 PENINSULA AVENUE             7.000          2,528.15         67
                                       6.750          2,528.15      575,000.00
    CUPERTINO        CA   95014          2            10/20/98         00
    0431093665                           05           12/01/98          0
    0013429063                           O            11/01/28
    0


    1831045          M46/G01             F          310,000.00         T
                                         360        309,752.10          1
    618 ALPINE DRIVE                   7.125          2,088.53         58
                                       6.875          2,088.53      539,000.00
    SOUTH LAKE TAHO  CA   96150          5            10/08/98         00
    0431102870                           03           12/01/98          0
    4920137                              O            11/01/28
    0


    1831150          A78/G01             F          357,000.00         ZZ
                                         360        356,735.05          1
    3603 EAGLE LANE                    7.500          2,496.20         70
                                       7.250          2,496.20      510,000.00
    FORT COLLINS     CO   80528          2            10/22/98         00
    0431094614                           03           12/01/98          0
    010054208                            O            11/01/28
    0


    1831291          M07/G01             F          171,000.00         ZZ
                                         360        170,873.09          1
    22720 RAVEN WAY                    7.500          1,195.66         95
                                       7.250          1,195.66      180,000.00
    GRAND TERRACE    CA   92313          2            10/13/98         10
    0431108828                           03           12/01/98         30
    HH0097                               O            11/01/28
    0


    1831295          882/G01             F          405,000.00         ZZ
                                         360        404,684.07          1
    3220 AH WE WA PLACE                7.250          2,762.81         75
                                       7.000          2,762.81      545,000.00
1


    MIAMI            FL   33133          2            10/27/98         00
    0431090331                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1831351          K08/G01             F          123,000.00         ZZ
                                         360        122,906.41          1
    2401 ALDEN COURT                   7.375            849.53         75
                                       7.125            849.53      164,000.00
    WOODBRIDGE       VA   22192          2            10/22/98         00
    0411110307                           03           12/01/98          0
    411110307                            O            11/01/28
    0


    1831355          K08/G01             F          136,300.00         ZZ
                                         360        136,191.00          1
    1307 CANYON ROAD                   7.125            918.28         78
                                       6.875            918.28      176,000.00
    SILVER SPRING    MD   20904          2            10/23/98         00
    0411108079                           05           12/01/98          0
    411108079                            O            11/01/28
    0


    1831378          K08/G01             F          170,000.00         ZZ
                                         360        169,860.66          1
    6341 HIGHLAND FARMS CIRCLE         7.000          1,131.01         50
                                       6.750          1,131.01      340,700.00
    FORT COLLINS     CO   80525          1            10/30/98         00
    0410828651                           05           12/01/98          0
    410828651                            O            11/01/28
    0


    1831382          K08/G01             F           75,000.00         ZZ
                                         360         74,936.99          1
    57 WINCHESTER DRIVE                6.875            492.70         88
                                       6.625            492.70       86,000.00
    KINGSTON         GA   30247          2            10/20/98         10
    0411084486                           05           12/01/98         25
    411084486                            O            11/01/28
    0


    1831462          637/G01             F          650,000.00         ZZ
                                         360        649,467.20          1
    2865 CHURCHILL DRIVE               7.000          4,324.47         47
                                       6.750          4,324.47    1,400,000.00
    HILLSBOROUGH     CA   94010          2            10/21/98         00
    0431093566                           05           12/01/98          0
    13430152                             O            11/01/28
    0
1




    1832039          K08/G01             F           57,350.00         ZZ
                                         360         57,302.99          1
    2835 OLD DUTCH COURT               7.000            381.55         85
    UNIT # 3                           6.750            381.55       67,500.00
    MOBILE           AL   36695          2            10/19/98         10
    0411089113                           05           12/01/98         12
    411089113                            O            11/01/28
    0


    1832124          637/G01             F          297,600.00         ZZ
                                         360        297,349.98          1
    2037 OLIVIA COURT                  6.875          1,955.02         80
                                       6.625          1,955.02      372,000.00
    PLEASANTON       CA   94588          2            10/20/98         00
    0431118009                           05           12/01/98          0
    10143931                             O            11/01/28
    0


    1832129          637/G01             F          484,000.00         ZZ
                                         360        483,593.38          1
    132 REGENT PLACE                   6.875          3,179.54         64
                                       6.625          3,179.54      760,000.00
    ALAMO            CA   94507          2            10/17/98         00
    0431115781                           05           12/01/98          0
    10144756                             O            11/01/28
    0


    1832235          M82/G01             F          278,500.00         ZZ
                                         360        278,277.28          1
    1070 ANCHORE BAY COURT             7.125          1,876.31         65
                                       6.875          1,876.31      430,000.00
    GREENSBORO       GA   30642          2            10/30/98         00
    0431125434                           05           12/01/98          0
    10246                                O            11/01/28
    0


    1832303          811/G01             F          316,000.00         ZZ
                                         360        315,747.30          1
    709 UNIVERSITY AVENUE              7.125          2,128.95         80
                                       6.875          2,128.95      395,000.00
    LOS GATOS        CA   95032          1            10/23/98         00
    0431091214                           01           12/01/98          0
    FM02207308                           O            11/01/28
    0


    1832320          637/G01             F          582,000.00         ZZ
                                         360        581,534.58          1
1


    1922 FALLEN LEAF LANE              7.125          3,921.05         80
                                       6.875          3,921.05      730,000.00
    LOS ALTOS        CA   94024          2            10/20/98         00
    0431101682                           05           12/01/98          0
    10943082                             O            11/01/28
    0


    1832327          637/G01             F          275,300.00         ZZ
                                         360        275,074.34          1
    2063 ARROWOOD LANE                 7.000          1,831.58         71
                                       6.750          1,831.58      393,000.00
    SAN JOSE         CA   95130          2            10/07/98         00
    0431106129                           05           12/01/98          0
    0013427455                           O            11/01/28
    0


    1832328          562/562             F          400,000.00         ZZ
                                         360        399,724.72          1
    23 MC GUINESS LANE                 7.875          2,900.28         75
                                       7.625          2,900.28      536,935.00
    WHITE PLAINS     NY   10605          1            10/30/98         00
    563353                               03           12/01/98          0
    563353                               O            11/01/28
    0


    1832334          757/G01             F          319,500.00         ZZ
                                         360        319,250.75          1
    5425 BROOKE FARM DRIVE             7.250          2,179.56         90
                                       7.000          2,179.56      355,000.00
    DUNWOODY         GA   30338          1            10/30/98         11
    0431095801                           03           12/01/98         25
    3705480                              O            11/01/28
    0


    1832337          637/G01             F          419,000.00         ZZ
                                         360        418,673.14          1
    1294 HILLCREST DRIVE               7.250          2,858.32         64
                                       7.000          2,858.32      660,000.00
    SAN JOSE         CA   95120          2            10/14/98         00
    0431107176                           05           12/01/98          0
    10942019                             O            11/01/28
    0


    1832345          637/G01             F          277,500.00         ZZ
                                         360        277,288.84          1
    6308 FELDER DRIVE                  7.375          1,916.63         75
                                       7.125          1,916.63      370,000.00
    SAN JOSE         CA   95123          5            10/16/98         00
    0431128990                           05           12/01/98          0
1


    13427281                             O            11/01/28
    0


    1832350          757/G01             F          238,000.00         ZZ
                                         360        237,814.34          1
    7091 MONTICELLO DRIVE              7.250          1,623.58         80
                                       7.000          1,623.58      297,500.00
    VILLA RICA       GA   30180          4            10/29/98         00
    0431090471                           03           12/01/98          0
    3592672                              O            11/01/28
    0


    1832352          637/G01             F          275,000.00         ZZ
                                         360        274,780.08          1
    185 QUAIL RUN ROAD                 7.125          1,852.73         57
                                       6.875          1,852.73      490,000.00
    APTOS            CA   95003          5            10/13/98         00
    0431102185                           05           12/01/98          0
    0010942803                           O            11/01/28
    0


    1832357          637/G01             F          398,500.00         ZZ
                                         360        398,181.32          1
    5884 COUNTRY CLUB PARKWAY          7.125          2,684.77         43
                                       6.875          2,684.77      945,000.00
    SAN JOSE         CA   95138          2            10/12/98         00
    0431102094                           03           12/01/98          0
    0010943520                           O            11/01/28
    0


    1832358          637/G01             F          315,000.00         ZZ
                                         360        314,741.79          1
    5675 178TH AVENUE S.E.             7.000          2,095.71         65
                                       6.750          2,095.71      488,050.00
    BELLEVUE         WA   98006          1            10/09/98         00
    0431103845                           03           12/01/98          0
    0010478022                           O            11/01/28
    0


    1832368          637/G01             F          487,000.00         ZZ
                                         360        486,600.80          1
    1245 LOS TRANCOS ROAD              7.000          3,240.03         60
                                       6.750          3,240.03      825,000.00
    PORTOLA VALLEY   CA   94028          2            10/14/98         00
    0431102078                           05           12/01/98          0
    0013427240                           O            11/01/28
    0


1


    1832373          637/G01             F          353,000.00         ZZ
                                         360        352,710.65          1
    7477 STANFORD PLACE                7.000          2,348.52         67
                                       6.750          2,348.52      530,000.00
    CUPERTINO        CA   95014          2            10/16/98         00
    0431109792                           05           12/01/98          0
    0013439740                           O            11/01/28
    0


    1832375          638/G01             F          253,600.00         ZZ
                                         240        253,127.78          1
    162 OAKWOOD DRIVE                  7.250          2,004.39         90
                                       7.000          2,004.39      282,000.00
    YARMOUTH         ME   04096          2            10/02/98         14
    0431090968                           05           12/01/98         25
    08792046                             O            11/01/18
    0


    1832376          637/G01             F          338,000.00         ZZ
                                         360        337,722.94          1
    450 AMBER WAY                      7.000          2,248.73         65
                                       6.750          2,248.73      520,000.00
    PETALUMA         CA   94952          2            10/21/98         00
    0431111665                           05           12/01/98          0
    0013818067                           O            11/01/28
    0


    1832379          638/G01             F          356,500.00         ZZ
                                         240        355,836.16          1
    22211 AMBER ROSE                   7.250          2,817.69         72
                                       7.000          2,817.69      500,000.00
    MISSION VIEJO    CA   92692          2            10/08/98         00
    0431090950                           03           12/01/98          0
    08799298                             O            11/01/18
    0


    1832383          637/G01             F          295,000.00         ZZ
                                         360        294,769.87          1
    366 60TH STREET                    7.250          2,012.42         63
                                       7.000          2,012.42      470,000.00
    OAKLAND          CA   94618          5            10/15/98         00
    0431101708                           05           12/01/98          0
    0010144772                           O            11/01/28
    0


    1832387          637/G01             F          360,000.00         ZZ
                                         360        359,712.11          1
    362 BLUE OAK LANE                  7.125          2,425.39         80
                                       6.875          2,425.39      450,000.00
1


    CLAYTON          CA   94517          2            10/15/98         00
    0431101716                           05           12/01/98          0
    0013149257                           O            11/01/28
    0


    1832392          637/G01             F          316,000.00         ZZ
                                         360        315,753.49          1
    146 BRIAR PLACE                    7.250          2,155.68         61
                                       7.000          2,155.68      520,000.00
    DANVILLE         CA   94526          2            10/20/98         00
    0431106152                           03           12/01/98          0
    0013430608                           O            11/01/28
    0


    1832393          637/G01             F          301,000.00         ZZ
                                         360        300,759.29          1
    44 WANDEL DRIVE                    7.125          2,027.90         57
                                       6.875          2,027.90      531,500.00
    MORAGA           CA   94556          2            10/15/98         00
    0431106467                           05           12/01/98          0
    0010144681                           O            11/01/28
    0


    1832398          637/G01             F          500,000.00         ZZ
                                         360        499,609.94          1
    33 DOLORES WAY                     7.250          3,410.89         77
                                       7.000          3,410.89      650,000.00
    ORINDA           CA   94563          2            10/20/98         00
    0431096270                           05           12/01/98          0
    13430335                             O            11/01/28
    0


    1832404          637/G01             F          316,000.00         ZZ
                                         360        315,753.49          1
    4044 VALENTE COURT                 7.250          2,155.68         72
                                       7.000          2,155.68      440,000.00
    LAFAYETTE        CA   94549          2            10/20/98         00
    0431096262                           05           12/01/98          0
    13430483                             O            11/01/28
    0


    1832405          637/G01             F          356,000.00         ZZ
                                         360        355,708.19          1
    1112 LITTLEJOHN WAY                7.000          2,368.48         75
                                       6.750          2,368.48      475,000.00
    SAN JOSE         CA   95129          5            10/12/98         00
    0431101674                           05           12/01/98          0
    0013438122                           O            11/01/28
    0
1




    1832412          637/G01             F          282,000.00         ZZ
                                         360        281,780.01          1
    3484 SHAFER DRIVE                  7.250          1,923.74         63
                                       7.000          1,923.74      450,000.00
    SANTA CLARA      CA   95051          2            10/20/98         00
    0431096635                           05           12/01/98          0
    13430640                             O            11/01/28
    0


    1832421          637/G01             F          550,000.00         ZZ
                                         360        549,570.95          1
    191 FOREST LANE                    7.250          3,751.97         76
                                       7.000          3,751.97      725,000.00
    MENLO PARK       CA   94025          2            10/20/98         00
    0431109735                           09           12/01/98          0
    13430293                             O            11/01/28
    0


    1832428          637/G01             F          276,000.00         ZZ
                                         360        275,784.69          1
    1200 RAVENSCOURT AVENUE            7.250          1,882.81         80
                                       7.000          1,882.81      345,000.00
    SAN JOSE         CA   95128          2            10/20/98         00
    0431106236                           05           12/01/98          0
    13428776                             O            11/01/28
    0


    1832433          637/G01             F          255,000.00         ZZ
                                         360        254,801.08          1
    2658 COREY PLACE                   7.250          1,739.55         70
                                       7.000          1,739.55      365,000.00
    SAN RAMON        CA   94583          2            10/20/98         00
    0431096627                           05           12/01/98          0
    0013430418                           O            11/01/28
    0


    1832440          637/G01             F          259,200.00         ZZ
                                         360        258,982.24          1
    16345 LOS GATOS BLVD #25           6.875          1,702.76         80
                                       6.625          1,702.76      324,000.00
    LOS GATOS        CA   95032          1            10/22/98         00
    0431107077                           09           12/01/98          0
    0010143550                           O            11/01/28
    0


    1832445          637/G01             F          369,700.00         ZZ
                                         360        369,404.35          1
1


    19744 SOLANA DRIVE                 7.125          2,490.74         60
                                       6.875          2,490.74      625,000.00
    SARATOGA         CA   95070          2            10/20/98         00
    0431107028                           05           12/01/98          0
    13427596                             O            11/01/28
    0


    1832448          637/G01             F          366,000.00         ZZ
                                         360        365,707.32          1
    5991 CROSSMONT CIRCLE              7.125          2,465.81         45
                                       6.875          2,465.81      830,000.00
    SAN JOSE         CA   95120          2            10/20/98         00
    0431107085                           05           12/01/98          0
    10943595                             O            11/01/28
    0


    1832456          637/G01             F          588,750.00         ZZ
                                         360        588,267.40          1
    44244 REVERE PLACE                 7.000          3,916.97         75
                                       6.750          3,916.97      785,000.00
    FREMONT          CA   94539          1            10/16/98         00
    0431106145                           05           12/01/98          0
    0010944072                           O            11/01/28
    0


    1832487          637/G01             F          418,000.00         ZZ
                                         360        417,465.73          1
    6263 HIGH MEADOW COURT             7.125          2,816.15         70
                                       6.875          2,816.15      600,000.00
    SAN JOSE         CA   95135          2            10/16/98         00
    0431123926                           05           12/01/98          0
    0013429691                           O            11/01/28
    0


    1832489          637/G01             F          238,000.00         ZZ
                                         360        237,814.34          1
    8800 RANCHO HILLS DRIVE            7.250          1,623.58         73
                                       7.000          1,623.58      328,000.00
    GILROY           CA   95020          2            10/20/98         00
    0431107051                           05           12/01/98          0
    0013429030                           O            11/01/28
    0


    1832497          637/G01             F          284,500.00         ZZ
                                         360        284,272.49          1
    1134 ARLINGTON LANE                7.125          1,916.73         55
                                       6.875          1,916.73      525,000.00
    SAN JOSE         CA   95129          2            10/15/98         00
    0431106053                           05           12/01/98          0
1


    0013428099                           O            11/01/28
    0


    1832503          E26/G01             F          198,700.00         ZZ
                                         360        198,533.07          1
    4815 N WASHINGTON BOULEVARD        6.875          1,305.32         70
                                       6.625          1,305.32      283,900.00
    ARLINGTON        VA   22205          1            10/27/98         00
    0431091404                           05           12/01/98          0
    44800520                             O            11/01/28
    0


    1832504          637/G01             F          369,200.00         ZZ
                                         360        368,911.98          1
    44584 MESQUITE COURT               7.250          2,518.60         51
                                       7.000          2,518.60      730,000.00
    FREMONT          CA   94539          2            10/20/98         00
    0431095322                           05           12/01/98          0
    0013430897                           O            11/01/28
    0


    1832507          637/G01             F          244,000.00         ZZ
                                         360        243,799.99          1
    2732 LARAMIE GATE CIRCLE           7.000          1,623.34         68
                                       6.750          1,623.34      360,000.00
    PLEASANTON       CA   94566          2            10/18/98         00
    0431100155                           05           12/01/98          0
    0010148575                           O            11/01/28
    0


    1832516          637/G01             F          325,000.00         ZZ
                                         360        324,740.10          1
    837 CASCADE DRIVE                  7.125          2,189.59         61
                                       6.875          2,189.59      535,000.00
    SUNNYVALE        CA   94087          2            10/14/98         00
    0431109743                           05           12/01/98          0
    0010944601                           O            11/01/28
    0


    1832522          637/G01             F          327,000.00         ZZ
                                         360        326,731.96          1
    5380 S. GENEVA STREET              7.000          2,175.54         61
                                       6.750          2,175.54      539,000.00
    ENGLEWOOD        CO   80111          2            10/08/98         00
    0431097013                           03           12/01/98          0
    0013393293                           O            11/01/28
    0


1


    1832524          637/G01             F          284,000.00         ZZ
                                         360        283,778.45          1
    818 PIPER AVENUE                   7.250          1,937.38         53
                                       7.000          1,937.38      541,000.00
    SUNNYVALE        CA   94087          2            10/16/98         00
    0431106343                           05           12/01/98          0
    0010145290                           O            11/01/28
    0


    1832533          637/G01             F          293,000.00         ZZ
                                         360        292,765.69          1
    11709 OLIVE SPRING COURT           7.125          1,974.00         42
                                       6.875          1,974.00      700,000.00
    CUPERTINO        CA   95014          2            10/09/98         00
    0431101666                           03           12/01/98          0
    10943207                             O            11/01/28
    0


    1832534          601/G01             F          310,000.00         ZZ
                                         360        309,733.09          1
    16547 SW WHITETAIL LANE            6.750          2,010.66         76
                                       6.500          2,010.66      410,000.00
    BEAVERTON        OR   97007          1            10/19/98         00
    0431088228                           05           12/01/98          0
    2020275                              O            11/01/28
    0


    1832535          637/G01             F          371,350.00         ZZ
                                         360        371,060.30          1
    43622 EUCLID DRIVE                 7.250          2,533.27         63
                                       7.000          2,533.27      590,000.00
    FREMONT          CA   94539          2            10/16/98         00
    0431106277                           05           12/01/98          0
    13429402                             O            11/01/28
    0


    1832539          601/G01             F          304,000.00         ZZ
                                         360        303,750.81          1
    445 ELM AVENUE                     7.000          2,022.52         80
                                       6.750          2,022.52      380,000.00
    ELMHURST         IL   60123          1            10/16/98         00
    0431094986                           05           12/01/98          0
    2101370                              O            11/01/28
    0


    1832546          601/G01             F          299,200.00         ZZ
                                         360        298,948.63          1
    10304 BRECONSHIRE ROAD             6.875          1,965.54         80
                                       6.625          1,965.54      374,000.00
1


    ELLICOTT CITY    MD   21042          1            10/15/98         00
    0431088178                           05           12/01/98          0
    12892469                             O            11/01/28
    0


    1832551          601/G01             F          389,600.00         ZZ
                                         360        389,247.79          1
    34740 181 AVENUE SE                6.500          2,462.54         80
                                       6.250          2,462.54      487,000.00
    AUBURN           WA   98092          1            10/19/98         00
    0431088186                           05           12/01/98          0
    20201141                             O            11/01/28
    0


    1832572          601/G01             F          292,000.00         ZZ
                                         360        291,777.80          1
    1694 ALMOND BLOSSOM LANE           7.375          2,016.78         80
                                       7.125          2,016.78      365,000.00
    SAN JOSE         CA   95124          1            10/05/98         00
    0431095108                           05           12/01/98          0
    1299062                              O            11/01/28
    0


    1832584          601/G01             F          275,000.00         ZZ
                                         360        274,780.08          1
    17623 168 PLACE NE                 7.125          1,852.73         68
                                       6.875          1,852.73      410,000.00
    WOODINVILLE      WA   98072          5            10/16/98         00
    0431094978                           05           12/01/98          0
    20201646                             O            11/01/28
    0


    1832585          665/G01             F          353,000.00         ZZ
                                         360        352,703.44          1
    5801 SCARBOROUGH DRIVE             6.875          2,318.96         65
                                       6.625          2,318.96      545,000.00
    OAKLAND          CA   94611          2            10/16/98         00
    0431091586                           05           12/01/98          0
    9801225597                           O            11/01/28
    0


    1832596          665/G01             F          276,000.00         ZZ
                                         360        275,768.13          1
    60 CALIFORNIA AVENUE               6.875          1,813.12         75
                                       6.625          1,813.12      370,000.00
    MILL VALLEY      CA   94941          2            10/15/98         00
    0431091545                           05           12/01/98          0
    9801225161                           O            11/01/28
    0
1




    1832597          664/G01             F          257,400.00         ZZ
                                         360        257,189.01          1
    3100 WEST SIERRA DRIVE             7.000          1,712.49         80
                                       6.750          1,712.49      321,750.00
    WESTLAKE VILLAG  CA   91362          1            10/22/98         00
    0431090802                           05           12/01/98          0
    2777738                              O            11/01/28
    0


    1832598          601/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
    23907 LANCASTER COURT              7.250          2,046.53         80
                                       7.000          2,046.53      375,000.00
    DEER PARKH       IL   60010          1            10/15/98         00
    0431088202                           03           12/01/98          0
    21016258                             O            11/01/28
    0


    1832599          813/813             F          368,000.00         ZZ
                                         360        366,207.88          1
    46-156 NAHIKU STREET               7.125          2,479.28         80
                                       6.875          2,479.28      460,000.00
    KANEOHE          HI   96744          2            05/13/98         00
    0000                                 05           07/01/98          0
    0000                                 O            06/01/28
    0


    1832609          601/G01             F          280,000.00         ZZ
                                         360        279,776.08          1
    3311 RESTON CT NE                  7.125          1,886.42         80
                                       6.875          1,886.42      350,000.00
    CEDAR RAPIDS     IA   52402          2            10/20/98         00
    0431088210                           05           12/01/98          0
    20118899                             O            11/01/28
    0


    1832613          665/G01             F          292,500.00         ZZ
                                         360        292,266.09          1
    3573 WOODLEY DRIVE                 7.125          1,970.63         75
                                       6.875          1,970.63      392,000.00
    SAN JOSE         CA   95148          5            10/13/98         00
    0431091396                           05           12/01/98          0
    9801225473                           O            11/01/28
    0


    1832641          920/G01             F          378,000.00         ZZ
                                         350        377,713.39          1
1


    2041 PARK DRIVE                    7.750          2,727.86         79
                                       7.500          2,727.86      480,000.00
    LOS ANGELES      CA   90026          2            10/28/98         00
    0431102052                           05           12/01/98          0
    975025                               O            01/01/28
    0


    1832670          A06/G01             F          242,250.00         ZZ
                                         360        242,083.28          1
    2478 DEVON LANE                    7.875          1,756.49         95
                                       7.625          1,756.49      255,000.00
    BIRMINGHAM       MI   48009          1            10/14/98         12
    0431089432                           05           12/01/98         30
    001000009813932                      O            11/01/28
    0


    1832698          E82/G01             F          227,000.00         ZZ
                                         360        226,804.56          1
    375 DANTE ROBLES ROAD              6.750          1,472.32         38
                                       6.500          1,472.32      600,000.00
    AROMAS           CA   95004          2            10/26/98         00
    0400155099                           05           12/01/98          0
    1565961                              O            11/01/28
    0


    1832713          B54/G01             F          556,500.00         ZZ
                                         360        556,043.84          1
    734 W HUTCHINSON                   7.000          3,702.41         70
                                       6.750          3,702.41      795,000.00
    CHICAGO          IL   60613          5            10/09/98         00
    0431101955                           05           12/01/98          0
    166121                               O            11/01/28
    0


    1832730          B60/G01             F          339,050.00         ZZ
                                         360        338,778.87          1
    403 22ND STREET                    7.125          2,284.24         72
                                       6.875          2,284.24      475,000.00
    HUNTINGTON BEAC  CA   92648          2            10/15/98         00
    0431096882                           05           12/01/98          0
    256715                               O            11/01/28
    0


    1832732          B60/G01             F          465,914.00         ZZ
                                         360        465,559.48          1
    12 NORTH PORTOLA ROAD              7.375          3,217.95         52
                                       7.125          3,217.95      900,000.00
    LAGUNA BEACH     CA   92677          2            10/19/98         00
    0431090893                           03           12/01/98          0
1


    259139                               O            11/01/28
    0


    1832822          637/G01             F          442,000.00         ZZ
                                         360        441,646.54          1
    1694 JAMESTOWN DRIVE               7.125          2,977.84         59
                                       6.875          2,977.84      755,000.00
    CUPERTINO        CA   95014          2            10/20/98         00
    0431106517                           05           12/01/98          0
    0013427810                           O            11/01/28
    0


    1832829          E82/G01             F          247,000.00         ZZ
                                         360        246,792.49          1
    2009 GLENCOE AVENUE                6.875          1,622.61         79
                                       6.625          1,622.61      315,000.00
    VENICE           CA   90291          2            11/02/98         00
    0400158812                           05           12/01/98          0
    0400158812                           O            11/01/28
    0


    1832830          E82/G01             F          322,500.00         ZZ
                                         360        322,235.65          1
    1239 ROYCOTT WAY                   7.000          2,145.60         75
                                       6.750          2,145.60      430,000.00
    SAN JOSE         CA   95125          5            11/02/98         00
    0400156675                           05           12/01/98          0
    0400156675                           O            11/01/28
    0


    1832836          E82/G01             F           96,700.00         ZZ
                                         360         96,630.01          1
    8150 SANDY CREEK DRIVE             7.625            684.44         80
                                       7.375            684.44      120,900.00
    LAS VEGAS        NV   89123          1            11/04/98         00
    0400160735                           03           12/01/98          0
    0400160735                           O            11/01/28
    0


    1832858          K08/G01             F          148,400.00         ZZ
                                         360        148,284.23          1
    3811 OLD BRIDGE WAY                7.250          1,012.35         90
                                       7.000          1,012.35      164,900.00
    DULUTH           GA   30096          1            10/28/98         10
    0411107030                           05           12/01/98         25
    411107030                            O            11/01/28
    0


1


    1832862          K08/G01             F          108,000.00         ZZ
                                         360        107,929.35          1
    1466 INDIAN LAKE RD                8.125            801.90         80
                                       7.875            801.90      135,000.00
    LAKE ORION       MI   48362          2            10/21/98         00
    0411093081                           05           12/01/98          0
    411093081                            O            11/01/28
    0


    1832896          A35/A35             F          240,000.00         ZZ
                                         360        239,817.38          1
    14 YATES LANE                      7.375          1,657.62         68
                                       7.125          1,657.62      355,000.00
    JERICHO          NY   11753          5            10/20/98         00
    000                                  05           12/01/98          0
    000                                  O            11/01/28
    0


    1832898          A35/A35             F          300,000.00         ZZ
                                         360        299,771.72          1
    14-69 165TH STREET                 7.375          2,072.03         60
                                       7.125          2,072.03      500,000.00
    BEECHHURST       NY   11369          1            10/21/98         00
    000                                  05           12/01/98          0
    000                                  O            11/01/28
    0


    1832904          992/G01             F          309,000.00         ZZ
                                         360        308,764.87          1
    5 WEATHERVANE WAY                  7.375          2,134.19         77
                                       7.125          2,134.19      405,000.00
    DIX HILLS        NY   11746          5            10/16/98         00
    0431099027                           05           12/01/98          0
    351338                               O            11/01/28
    0


    1832906          026/G01             F          268,600.00         ZZ
                                         360        268,379.82          1
    330 PILGRIMAGE POINT               7.000          1,787.01         76
                                       6.750          1,787.01      358,000.00
    ALPHARETTA       GA   30022          2            10/26/98         00
    0431092345                           03           12/01/98          0
    0310380                              O            11/01/28
    0


    1832907          731/G01             F          261,000.00         ZZ
                                         360        260,796.40          1
    213 SANTA ANAAVENUE                7.250          1,780.48         86
                                       7.000          1,780.48      306,000.00
1


    LONG BEACH       CA   90803          1            10/16/98         12
    0431094358                           05           12/01/98         25
    916082325                            O            11/01/28
    0


    1832920          731/G01             F          129,500.00         ZZ
                                         360        129,380.06          1
    11632 SOUTHEAST 163RD STREET       6.375            807.91         70
                                       6.125            807.91      185,000.00
    RENTON           WA   98058          2            10/19/98         00
    0431097393                           05           12/01/98          0
    230236266                            O            11/01/28
    0


    1832950          624/G01             F          115,000.00         ZZ
                                         360        114,914.65          1
    96 COLLEGE ROAD                    7.500            804.10         49
                                       7.250            804.10      239,000.00
    WATSONVILLE      CA   95076          1            10/23/98         00
    0431095173                           05           12/01/98          0
    88611080723                          O            11/01/28
    0


    1832961          F96/G01             F          442,350.00         ZZ
                                         360        442,004.92          1
    58 VALLEY VIEW AVENUE              7.250          3,017.61         69
                                       7.000          3,017.61      650,000.00
    CITY OF SUMMIT   NJ   07901          5            10/21/98         00
    0431112945                           05           12/01/98          0
    2838                                 O            11/01/28
    0


    1832963          637/G01             F          498,500.00         ZZ
                                         360        498,101.35          1
    44274 HUNTER PLACE                 7.125          3,358.49         49
                                       6.875          3,358.49    1,025,000.00
    FREMONT          CA   94539          2            10/19/98         00
    0431106749                           05           12/01/98          0
    13425079                             O            11/01/28
    0


    1832967          F42/G01             F          285,000.00         ZZ
                                         360        284,788.49          2
    99-02 ASCAN AVENUE                 7.500          1,992.76         95
                                       7.250          1,992.76      300,000.00
    FOREST HILLS     NY   11375          1            10/22/98         01
    0431095306                           05           12/01/98         30
    NY0623981                            O            11/01/28
    0
1




    1832969          637/G01             F          393,000.00         ZZ
                                         360        392,685.72          1
    503 LOWER VINTERS CIRCLE           7.125          2,647.72         48
                                       6.875          2,647.72      833,000.00
    FREMONT          CA   94539          2            10/08/98         00
    0431100478                           05           12/01/98          0
    10943025                             O            11/01/28
    0


    1832971          731/G01             F          303,650.00         ZZ
                                         360        303,650.00          1
    12385 PATHOS LANE                  7.750          2,175.39         80
                                       7.500          2,175.39      379,600.00
    SAN DIEGO        CA   92129          1            11/12/98         00
    0431111871                           05           01/01/99          0
    613713438                            O            12/01/28
    0


    1832997          992/G01             F          520,000.00         ZZ
                                         360        518,805.62          1
    31 LONDON TERRACE                  7.375          3,591.52         80
                                       7.125          3,591.52      650,000.00
    NEW ROCHELLE     NY   10804          1            08/17/98         00
    0431093921                           05           10/01/98          0
    352413                               O            09/01/28
    0


    1833001          638/G01             F          264,000.00         ZZ
                                         360        263,772.70          1
    2607 BUNKER HILL                   6.750          1,712.30         80
                                       6.500          1,712.30      330,000.00
    MCKINNEY         TX   75070          1            10/15/98         00
    0431092329                           05           12/01/98          0
    8800107                              O            11/01/28
    0


    1833005          637/G01             F          548,500.00         ZZ
                                         360        548,039.19          1
    7 MANN DRIVE                       6.875          3,603.26         46
                                       6.625          3,603.26    1,200,000.00
    KENTFIELD        CA   94904          2            10/20/98         00
    0431100445                           05           12/01/98          0
    10144848                             O            11/01/28
    0


    1833006          638/G01             F          360,000.00         ZZ
                                         360        359,732.83          1
1


    4457 HILLVIEW DRIVE                7.500          2,517.17         80
                                       7.250          2,517.17      450,000.00
    LA MESA          CA   91941          2            10/16/98         00
    0431093681                           05           12/01/98          0
    08800463                             O            11/01/28
    0


    1833015          638/G01             F          290,300.00         ZZ
                                         360        290,079.11          1
    2219 PETTIGREW DRIVE               7.375          2,005.03         80
                                       7.125          2,005.03      363,000.00
    SAN JOSE         CA   95148          1            09/30/98         00
    0431093723                           03           12/01/98          0
    08793058                             O            11/01/28
    0


    1833019          638/G01             F          265,000.00         ZZ
                                         360        264,564.30          1
    8242 CALIFORNIA AVENUE             7.000          1,763.05         80
                                       6.750          1,763.05      335,000.00
    WHITTIER         CA   90602          5            09/22/98         00
    0431092410                           05           11/01/98          0
    8785172                              O            10/01/28
    0


    1833021          992/G01             F          510,000.00         ZZ
                                         360        509,075.40          1
    8 JUNIPER COURT                    6.500          3,223.55         80
                                       6.250          3,223.55      637,500.00
    ARMONK           NY   10504          1            09/30/98         00
    0431093129                           03           11/01/98          0
    350986                               O            10/01/28
    0


    1833030          K08/G01             F          146,400.00         G
                                         360        146,288.60          1
    21545 GAYLA DRIVE                  7.375          1,011.15         80
                                       7.125          1,011.15      183,000.00
    PINE GROVE       CA   95665          1            10/26/98         00
    0411097504                           05           12/01/98          0
    411097504                            O            11/01/28
    0


    1833031          638/G01             F          450,000.00         ZZ
                                         360        449,631.14          1
    2805 GREEN MOUNTAIN LANE           7.000          2,993.86         79
                                       6.750          2,993.86      575,000.00
    ESCONDIDO        CA   95025          5            10/20/98         00
    0431092246                           05           12/01/98          0
1


    8803652                              O            11/01/28
    0


    1833034          K08/G01             F          389,000.00         ZZ
                                         360        388,681.14          1
    1640 HASLAM TERRACE                7.000          2,588.03         56
    (WEST HOLLYWOOD)                   6.750          2,588.03      695,000.00
    LOS ANGELES      CA   90069          2            10/29/98         00
    0411092463                           05           12/01/98          0
    411092463                            O            11/01/28
    0


    1833037          964/G01             F          322,500.00         ZZ
                                         360        322,254.60          1
    17 WATERSIDE CIRCLE                7.375          2,227.43         75
                                       7.125          2,227.43      430,000.00
    SAN RAFAEL       CA   94903          1            10/26/98         00
    0431093467                           03           12/01/98          0
    44640                                O            11/01/28
    0


    1833041          K08/G01             F          171,700.00         ZZ
                                         360        171,572.58          2
    957 TORRANCE BLVD                  7.500          1,200.55         85
                                       7.250          1,200.55      202,000.00
    TORRANCE         CA   90502          2            10/26/98         11
    0411073257                           05           12/01/98         12
    411073257                            O            11/01/28
    0


    1833042          K08/G01             F           85,600.00         ZZ
                                         360         85,600.00          1
    430 NORTHWEST HIGH STREET          7.250            583.94         80
                                       7.000            583.94      107,000.00
    NEWPORT          OR   97365          1            10/26/98         00
    0411104920                           05           01/01/99          0
    411104920                            O            12/01/28
    0


    1833068          964/G01             F          288,000.00         ZZ
                                         360        287,775.33          1
    5006 KEANE DRIVE                   7.250          1,964.67         80
                                       7.000          1,964.67      360,000.00
    CARMICHAEL       CA   95608          1            10/27/98         00
    0431094580                           05           12/01/98          0
    35897                                O            11/01/28
    0


1


    1833075          964/G01             F          110,000.00         ZZ
                                         360        109,912.04          1
    4 B PARK CREST COURT               7.125            741.09         57
                                       6.875            741.09      195,000.00
    NOVATO           CA   94947          1            10/21/98         00
    0431092840                           01           12/01/98          0
    44332                                O            11/01/28
    0


    1833079          638/G01             F          410,500.00         ZZ
                                         360        410,171.73          1
    25 HAWKINS PLACE                   7.125          2,765.61         74
                                       6.875          2,765.61      562,000.00
    DUXBURY          MA   02332          2            10/09/98         00
    0431093764                           05           12/01/98          0
    08803337                             O            11/01/28
    0


    1833081          964/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    94 HALF MOON ROAD                  7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    NOVATO           CA   94947          1            10/19/98         00
    0431094630                           05           12/01/98          0
    44039                                O            11/01/28
    0


    1833084          638/G01             F          288,000.00         ZZ
                                         360        287,769.69          1
    2409 LAWNDALE                      7.125          1,940.31         80
                                       6.875          1,940.31      360,000.00
    EVANSTON         IL   60201          2            10/16/98         00
    0431091750                           05           12/01/98          0
    8793425                              O            11/01/28
    0


    1833085          964/G01             F          255,200.00         ZZ
                                         360        255,005.82          1
    7434 LOCKE ROAD                    7.375          1,762.60         80
                                       7.125          1,762.60      319,000.00
    VACAVILLE        CA   95688          1            10/22/98         00
    0431093731                           05           12/01/98          0
    42533                                O            11/01/28
    0


    1833086          638/G01             F          240,000.00         ZZ
                                         360        239,808.08          1
    1401 MISS ELLE WAY                 7.125          1,616.92         78
                                       6.875          1,616.92      310,000.00
1


    ALPINE           CA   91901          2            10/16/98         00
    0431091529                           05           12/01/98          0
    8793308                              O            11/01/28
    0


    1833090          637/G01             F          323,000.00         ZZ
                                         360        322,754.22          1
    2770 THOMAS GRADE AVENUE           7.375          2,230.88         76
                                       7.125          2,230.88      430,000.00
    MORGAN HILL      CA   95037          2            10/20/98         00
    0431111392                           05           12/01/98          0
    0012775516                           O            11/01/28
    0


    1833097          638/G01             F          300,000.00         ZZ
                                         360        299,771.72          1
    1001 PANSY WAY                     7.375          2,072.03         67
                                       7.125          2,072.03      450,000.00
    EL CAJON         CA   92019          2            10/20/98         00
    0431092634                           05           12/01/98          0
    08801712                             O            11/01/28
    0


    1833103          637/G01             F          350,000.00         ZZ
                                         360        349,698.65          1
    127 CAFETO COURT                   6.750          2,270.10         78
                                       6.500          2,270.10      450,000.00
    WALNUT CREEK     CA   94598          2            10/15/98         00
    0431105394                           05           12/01/98          0
    0010144780                           O            11/01/28
    0


    1833109          637/G01             F          258,000.00         ZZ
                                         360        257,803.67          1
    2678 MINTON COURT                  7.375          1,781.95         70
                                       7.125          1,781.95      370,000.00
    PLEASANTON       CA   94566          2            10/15/98         00
    0431101427                           03           12/01/98          0
    12779492                             O            11/01/28
    0


    1833111          637/G01             F          510,560.00         ZZ
                                         360        510,151.71          1
    12580 RADOYKA DRIVE                7.125          3,439.74         64
                                       6.875          3,439.74      800,000.00
    SARATOGA         CA   95070          5            10/15/98         00
    0431108133                           05           12/01/98          0
    0010943553                           O            11/01/28
    0
1




    1833117          638/G01             F          450,000.00         ZZ
                                         360        449,631.14          1
    96 BLUEBERRY LANE                  7.000          2,993.86         65
                                       6.750          2,993.86      700,000.00
    CONCORD          MA   01742          5            10/15/98         00
    0431092337                           05           12/01/98          0
    08796643                             O            11/01/28
    0


    1833139          637/G01             F          302,000.00         ZZ
                                         360        301,781.42          1
    15 OAK WAY                         7.625          2,137.54         42
                                       7.375          2,137.54      730,000.00
    ROSS             CA   94957          2            10/15/98         00
    0431108091                           05           12/01/98          0
    0013377288                           O            11/01/28
    0


    1833140          637/G01             F          300,000.00         ZZ
                                         360        299,771.72          1
    207 THOMAS DRIVE                   7.375          2,072.03         75
                                       7.125          2,072.03      405,000.00
    LOS GATOS        CA   95032          2            10/21/98         00
    0431104140                           05           12/01/98          0
    13427547                             O            11/01/28
    0


    1833141          637/G01             F          370,000.00         ZZ
                                         360        369,696.71          1
    186 SANTA RITA COURT               7.000          2,461.62         51
                                       6.750          2,461.62      735,000.00
    LOS ALTOS        CA   94022          2            10/14/98         00
    0431100197                           05           12/01/98          0
    13439708                             O            11/01/28
    0


    1833143          637/G01             F          244,950.00         ZZ
                                         360        244,758.92          1
    1927 CAPE HORN DRIVE               7.250          1,670.99         69
                                       7.000          1,670.99      355,000.00
    SAN JOSE         CA   95133          5            10/19/98         00
    0431109644                           05           12/01/98          0
    13429113                             O            11/01/28
    0


    1833144          637/G01             F          590,000.00         ZZ
                                         360        589,551.05          1
1


    111 ALTA TIERRA COURT              7.375          4,074.99         35
                                       7.125          4,074.99    1,700,000.00
    LOS GATOS        CA   95032          5            10/16/98         00
    0431106731                           05           12/01/98          0
    12775219                             O            11/01/28
    0


    1833150          637/G01             F          257,000.00         ZZ
                                         360        256,794.48          1
    1608 TIFFANY WAY                   7.125          1,731.46         60
                                       6.875          1,731.46      430,000.00
    SAN JOSE         CA   95125          5            10/20/98         00
    0431097914                           05           12/01/98          0
    13427364                             O            11/01/28
    0


    1833151          637/G01             F          465,000.00         ZZ
                                         360        464,599.64          1
    2180 WYNFAIR RIDGE WAY             6.750          3,015.99         52
                                       6.500          3,015.99      900,000.00
    SAN JOSE         CA   95138          5            10/15/98         00
    0431111855                           03           12/01/98          0
    12777553                             O            11/01/28
    0


    1833155          637/G01             F          256,000.00         ZZ
                                         360        255,790.15          1
    51 LLEWELYN                        7.000          1,703.18         72
                                       6.750          1,703.18      360,000.00
    CAMPBELL         CA   95008          5            10/19/98         00
    0431104074                           05           12/01/98          0
    13428677                             O            11/01/28
    0


    1833160          637/G01             F          350,000.00         ZZ
                                         360        349,740.25          1
    1344 TANAKA DRIVE                  7.500          2,447.25         75
                                       7.250          2,447.25      470,000.00
    SAN JOSE         CA   95131          5            10/16/98         00
    0431103977                           05           12/01/98          0
    13388442                             O            11/01/28
    0


    1833162          637/G01             F          500,000.00         ZZ
                                         360        499,590.15          1
    8139 HYANNISPORT DRIVE             7.000          3,326.52         67
                                       6.750          3,326.52      750,000.00
    CUPERTINO        CA   95014          5            10/17/98         00
    0431102193                           05           12/01/98          0
1


    13440086                             O            11/01/28
    0


    1833170          637/G01             F          584,000.00         ZZ
                                         360        583,532.98          1
    15865 LONGWOOD DRIVE               7.125          3,934.52         70
                                       6.875          3,934.52      835,000.00
    LOS GATOS        CA   95032          2            10/15/98         00
    0431100205                           05           12/01/98          0
    13429600                             O            11/01/28
    0


    1833174          637/G01             F          413,000.00         ZZ
                                         360        412,669.73          1
    524 COLUMBIA CREEK DRIVE           7.125          2,782.46         78
                                       6.875          2,782.46      530,000.00
    SAN RAMON        CA   94583          2            10/13/98         00
    0431100221                           05           12/01/98          0
    13430178                             O            11/01/28
    0


    1833176          637/G01             F          295,000.00         ZZ
                                         360        294,769.87          1
    6302 CAMINO DEL LAGO               7.250          2,012.42         63
                                       7.000          2,012.42      470,000.00
    PLEASANTON       CA   94566          2            10/15/98         00
    0431102268                           05           12/01/98          0
    13422621                             O            11/01/28
    0


    1833182          637/G01             F          245,000.00         ZZ
                                         360        244,451.09          1
    1510 MIMOSA STREET                 7.500          1,713.08         70
                                       7.250          1,713.08      350,000.00
    LIVERMORE        CA   94550          2            07/30/98         00
    0431111384                           05           10/01/98          0
    11212735                             O            09/01/28
    0


    1833187          637/G01             F          236,000.00         ZZ
                                         360        235,806.55          1
    18070 BROADWAY TERRACE             7.000          1,570.12         32
                                       6.750          1,570.12      750,000.00
    OAKLAND          CA   94611          2            10/06/98         00
    0431106780                           05           12/01/98          0
    10939940                             O            11/01/28
    0


1


    1833194          637/G01             F          333,000.00         ZZ
                                         360        332,720.23          1
    7 SILVIA COURT                     6.875          2,187.58         64
                                       6.625          2,187.58      527,000.00
    MORAGA           CA   94556          5            10/09/98         00
    0431100213                           05           12/01/98          0
    13432901                             O            11/01/28
    0


    1833200          637/G01             F          141,000.00         ZZ
                                         360        140,881.54          1
    2066 HERCULES COURT                6.875            926.27         75
                                       6.625            926.27      188,000.00
    SIMI VALLEY      CA   93065          1            10/14/98         00
    0431113703                           05           12/01/98          0
    13451232                             O            11/01/28
    0


    1833202          637/G01             F          332,000.00         ZZ
                                         360        331,734.50          1
    1123 SMYRNA COURT                  7.125          2,236.75         64
                                       6.875          2,236.75      520,000.00
    SUNNYVALE        CA   94087          2            10/19/98         00
    0431110196                           05           12/01/98          0
    13428578                             O            11/01/28
    0


    1833205          992/G01             F          306,375.00         ZZ
                                         360        305,895.55          1
    257 WESTMINSTER ROAD               7.250          2,090.02         95
                                       7.000          2,090.02      322,500.00
    BROOKLYN         NY   11218          1            09/17/98         01
    0431094531                           05           11/01/98         30
    355207                               O            10/01/28
    0


    1833212          992/G01             F          351,000.00         ZZ
                                         360        350,408.53          1
    11 LAUREL ROAD                     6.875          2,305.83         75
                                       6.625          2,305.83      468,000.00
    POUND RIDGE      NY   10576          5            09/16/98         00
    0431092642                           05           11/01/98          0
    357197                               O            10/01/28
    0


    1833213          637/G01             F          315,000.00         ZZ
                                         360        314,760.31          1
    5157 GENOVESIO DRIVE               7.375          2,175.63         75
                                       7.125          2,175.63      425,000.00
1


    PLEASANTON       CA   94588          5            10/08/98         00
    0431116888                           03           12/01/98          0
    13430533                             O            11/01/28
    0


    1833215          992/G01             F          268,000.00         ZZ
                                         360        267,548.41          1
    58-36 212TH STREET                 6.875          1,760.57         80
                                       6.625          1,760.57      335,000.00
    BAYSIDE          NY   11364          1            10/01/98         00
    0431092667                           05           11/01/98          0
    351489                               O            10/01/28
    0


    1833222          992/G01             F          243,500.00         ZZ
                                         360        243,285.16          1
    401 PROSPECT AVENUE                6.625          1,559.16         75
                                       6.375          1,559.16      325,000.00
    ORADELL          NJ   07649          2            10/19/98         00
    0431117761                           05           12/01/98          0
    355600                               O            11/01/28
    0


    1833232          992/G01             F          352,700.00         ZZ
                                         360        352,161.59          1
    11 BARNES TERRACE                  7.375          2,436.02         90
                                       7.125          2,436.02      391,900.00
    CHAPPAQUA        NY   10514          1            09/11/98         04
    0431092766                           05           11/01/98         25
    351118                               O            10/01/28
    0


    1833241          637/G01             F          328,000.00         ZZ
                                         360        327,737.70          1
    18985 TUGGLE AVENUE                7.125          2,209.80         66
                                       6.875          2,209.80      500,000.00
    CUPERTINO        CA   95014          2            10/08/98         00
    0431107168                           05           12/01/98          0
    0013429071                           O            11/01/28
    0


    1833247          637/G01             F          327,500.00         ZZ
                                         360        327,238.10          1
    12176 SARATOGA VILLA PLACE         7.125          2,206.43         42
                                       6.875          2,206.43      798,000.00
    SARATOGA         CA   95070          2            10/08/98         00
    0431103837                           05           12/01/98          0
    0013428644                           O            11/01/28
    0
1




    1833250          637/G01             F          231,000.00         ZZ
                                         360        230,819.80          1
    2932 KIPERASH DRIVE                7.250          1,575.83         76
                                       7.000          1,575.83      305,000.00
    SAN JOSE         CA   95133          2            10/14/98         00
    0431100163                           05           12/01/98          0
    0013427497                           O            11/01/28
    0


    1833251          992/G01             F          362,000.00         ZZ
                                         360        361,461.00          1
    138 SWEET BRIAR ROAD               7.500          2,531.16         62
                                       7.250          2,531.16      587,000.00
    STAMFORD         CT   06905          2            09/23/98         00
    0431093541                           05           11/01/98          0
    350135                               O            10/01/28
    0


    1833259          637/G01             F          385,500.00         ZZ
                                         360        385,199.27          1
    216 VIKING PLACE                   7.250          2,629.79         48
                                       7.000          2,629.79      820,000.00
    ALAMO            CA   94507          2            10/13/98         00
    0431103852                           03           12/01/98          0
    0010144012                           O            11/01/28
    0


    1833261          992/G01             F          296,000.00         ZZ
                                         360        295,536.77          1
    129 WEST OAK STREET                7.250          2,019.25         68
                                       7.000          2,019.25      440,000.00
    RAMSEY           NJ   07446          2            09/08/98         00
    0431099548                           05           11/01/98          0
    355290                               O            10/01/28
    0


    1833268          637/G01             F          373,700.00         ZZ
                                         360        373,386.04          1
    2850 FRESNO DRIVE                  6.875          2,454.95         70
                                       6.625          2,454.95      534,000.00
    SANTA CRUZ       CA   95060          1            10/16/98         00
    0431111590                           05           12/01/98          0
    0010941961                           O            11/01/28
    0


    1833272          637/G01             F          407,000.00         ZZ
                                         360        406,666.38          1
1


    20087 KNOLLWOOD DRIVE              7.000          2,707.79         55
                                       6.750          2,707.79      750,000.00
    SARATOGA         CA   95070          2            10/13/98         00
    0431100189                           05           12/01/98          0
    0013428759                           O            11/01/28
    0


    1833283          822/G01             F          249,250.00         ZZ
                                         360        249,050.67          1
    103 CRITTENDEN DRIVE               7.125          1,679.25         80
                                       6.875          1,679.25      311,576.00
    NEWTOWN          PA   18940          1            10/23/98         00
    0431093012                           03           12/01/98          0
    0176287240                           O            11/01/28
    0


    1833286          637/G01             F          465,500.00         ZZ
                                         360        465,118.43          1
    10202 MANN DRIVE                   7.000          3,096.99         69
                                       6.750          3,096.99      675,000.00
    CUPERTINO        CA   95014          2            10/19/98         00
    0431107150                           05           12/01/98          0
    0010943249                           O            11/01/28
    0


    1833291          822/G01             F          255,500.00         ZZ
                                         360        255,290.57          1
    225 TREGO LANE                     7.000          1,699.85         80
                                       6.750          1,699.85      319,500.00
    GLENMOORE        PA   19343          1            10/27/98         00
    0431094259                           05           12/01/98          0
    3626013039                           O            11/01/28
    0


    1833298          992/G01             F          250,000.00         ZZ
                                         360        249,627.76          1
    3 APPLLEWOOD LANE                  7.500          1,748.04         62
                                       7.250          1,748.04      409,000.00
    RANDOLPH TOWNSH  NJ   07869          1            09/14/98         00
    0431093079                           05           11/01/98          0
    342836                               O            10/01/28
    0


    1833301          992/G01             F          400,000.00         ZZ
                                         360        399,274.82          1
    80 LAKE SHORE DRIVE                6.500          2,528.28         62
                                       6.250          2,528.28      650,000.00
    EASTCHESTER      NY   10709          1            09/29/98         00
    0431093947                           05           11/01/98          0
1


    357509                               O            10/01/28
    0


    1833313          420/G01             F          156,800.00         ZZ
                                         360        156,674.60          1
    551 LORI DRIVE                     7.125          1,056.40         70
                                       6.875          1,056.40      224,000.00
    BENICIA          CA   94510          1            10/22/98         00
    0431090307                           05           12/01/98          0
    381749                               O            11/01/28
    0


    1833329          757/G01             F          250,000.00         ZZ
                                         360        249,784.75          1
    9916 BONSAL CROSSING ROAD          6.750          1,621.50         73
                                       6.500          1,621.50      347,000.00
    NEW HILL         NC   27562          2            10/26/98         00
    0431093830                           05           12/01/98          0
    3598679                              O            11/01/28
    0


    1833330          822/G01             F          270,000.00         ZZ
                                         360        269,778.68          1
    124 SOMERS DRIVE                   7.000          1,796.32         80
                                       6.750          1,796.32      340,000.00
    DOWNINGTOWN      PA   19335          1            10/22/98         00
    0431092741                           05           12/01/98          0
    3626012713                           O            11/01/28
    0


    1833332          637/G01             F          380,000.00         ZZ
                                         360        379,703.56          1
    565 JACARANDA DRIVE                7.250          2,592.27         64
                                       7.000          2,592.27      600,000.00
    FREMONT          CA   94539          2            10/20/98         00
    0431107184                           05           12/01/98          0
    0013427711                           O            11/01/28
    0


    1833339          637/G01             F          305,000.00         ZZ
                                         360        304,762.07          1
    7291 SOUTH OSAGE RD                7.250          2,080.64         70
                                       7.000          2,080.64      438,000.00
    LARKSPUR         CO   80118          2            10/16/98         00
    0431096973                           05           12/01/98          0
    8586711                              O            11/01/28
    0


1


    1833346          637/G01             F          352,000.00         ZZ
                                         360        351,711.46          1
    9 ARROYO VIEW CIRCLE               7.000          2,341.87         73
                                       6.750          2,341.87      487,000.00
    BELMONT          CA   94002          1            10/17/98         00
    0431106996                           03           12/01/98          0
    0010939502                           O            11/01/28
    0


    1833350          637/G01             F          300,000.00         ZZ
                                         360        299,747.96          1
    18 TREASURE HILL                   6.875          1,970.79         69
                                       6.625          1,970.79      435,000.00
    OAKLAND          CA   94618          5            10/15/98         00
    0431100171                           09           12/01/98          0
    0013423389                           O            11/01/28
    0


    1833359          822/G01             F          295,000.00         ZZ
                                         240        294,459.01          1
    3220 GRANDE OAK PLACE              7.375          2,354.01         79
                                       7.125          2,354.01      377,000.00
    LANCASTER        PA   17601          2            10/26/98         00
    0431092584                           05           12/01/98          0
    12060011892                          O            11/01/18
    0


    1833362          637/G01             F          338,000.00         ZZ
                                         360        337,742.80          1
    3943 APPIAN STREET                 7.375          2,334.49         80
                                       7.125          2,334.49      425,000.00
    PLEASANTON       CA   94588          2            10/14/98         00
    0431107002                           03           12/01/98          0
    0013430616                           O            11/01/28
    0


    1833365          637/G01             F          467,000.00         ZZ
                                         360        466,626.54          1
    1578 SUMMERFIELD DRIVE             7.125          3,146.27         71
                                       6.875          3,146.27      660,000.00
    CAMPBELL         CA   95008          2            10/09/98         00
    0431102219                           05           12/01/98          0
    0213429735                           O            11/01/28
    0


    1833367          992/G01             F          312,000.00         ZZ
                                         360        311,301.00          1
    1255 EAST 93RD STREET              7.500          2,181.55         80
                                       7.250          2,181.55      390,000.00
1


    BROOKLYN         NY   11236          2            08/24/98         00
    0431094887                           05           10/01/98          0
    307876                               O            09/01/28
    0


    1833377          E82/G01             F          277,500.00         ZZ
                                         360        277,500.00          1
    19890 CHARTWELL HILL               6.875          1,822.98         74
                                       6.625          1,822.98      380,000.00
    SHOREWOOD        MN   55331          2            11/02/98         00
    0400155768                           05           01/01/99          0
    0400155768                           O            12/01/28
    0


    1833388          536/536             F          456,000.00         ZZ
                                         360        455,607.39          1
    5312 KAHALAKUA STREET              6.750          2,957.61         63
                                       6.500          2,957.61      730,000.00
    HONOLULU         HI   96821          2            10/09/98         00
    1209444                              03           12/01/98          0
    1209444                              O            11/01/28
    0


    1833403          811/G01             F          280,800.00         ZZ
                                         360        280,564.09          1
    1342 ELEANOR WAY                   6.875          1,844.66         80
                                       6.625          1,844.66      351,000.00
    SUNNYVALE        CA   94087          1            10/16/98         00
    0431099092                           05           12/01/98          0
    FM02206328                           O            11/01/28
    0


    1833430          180/G01             F          352,700.00         ZZ
                                         360        352,403.69          1
    3136 CORTONA DRIVE                 6.875          2,316.99         80
                                       6.625          2,316.99      440,900.00
    SAN JOSE         CA   95135          1            10/13/98         00
    0431104629                           05           12/01/98          0
    0013409719                           O            11/01/28
    0


    1833511          253/253             F          421,500.00         ZZ
                                         360        421,154.49          1
    7425 BOCAGE BLVD                   7.000          2,804.26         68
                                       6.750          2,804.26      620,000.00
    BATON ROUGE      LA   70809          2            10/21/98         00
    922069                               05           12/01/98          0
    922069                               O            11/01/28
    0
1




    1833528          601/G01             F          245,000.00         ZZ
                                         360        244,422.47          1
    4974 WILMA WAY                     7.250          1,671.34         80
                                       7.000          1,671.34      310,000.00
    SAN JOSE         CA   95124          2            08/10/98         00
    0431093111                           05           10/01/98          0
    3005545                              O            09/01/28
    0


    1833541          882/G01             F          304,000.00         ZZ
                                         240        303,451.00          1
    627 CAMILO AVENUE                  7.500          2,449.00         80
                                       7.250          2,449.00      380,000.00
    CORAL GABLES     FL   33134          2            10/30/98         00
    0431097070                           05           12/01/98          0
    0000                                 O            11/01/18
    0


    1833542          B91/G01             F          320,000.00         ZZ
                                         360        319,768.38          1
    145 CORINTHIAN WALK                7.625          2,264.95         80
                                       7.375          2,264.95      400,000.00
    LONG BEACH       CA   90803          1            10/30/98         00
    0431099886                           05           12/01/98          0
    1000015287                           O            11/01/28
    0


    1833564          E44/G01             F          346,000.00         ZZ
                                         360        345,730.09          1
    119 SOUTH VIEWCREST DRIVE          7.250          2,360.33         80
                                       7.000          2,360.33      432,500.00
    BOUNTIFUL        UT   84010          2            10/30/98         00
    0431097583                           05           12/01/98          0
    20119051                             O            11/01/28
    0


    1833568          601/G01             F          552,000.00         ZZ
                                         360        551,157.36          1
    1061 WOODRUFF PLANTATION PKY       7.375          3,812.53         80
                                       7.125          3,812.53      690,000.00
    MARIETTA         GA   30067          1            10/01/98         00
    0431094325                           05           11/01/98          0
    1281258                              O            10/01/28
    0


    1833569          992/G01             F          475,000.00         ZZ
                                         360        473,881.62          1
1


    1009 CUMBERMEADE RD                7.250          3,240.34         64
                                       7.000          3,240.34      745,000.00
    FORT LEE         NJ   07024          5            08/24/98         00
    0431094564                           05           10/01/98          0
    352814                               O            09/01/28
    0


    1833570          637/G01             F          342,000.00         ZZ
                                         360        341,719.66          1
    112 RASSANI DRIVE                  7.000          2,275.34         70
                                       6.750          2,275.34      490,000.00
    DANVILLE         CA   94506          2            10/20/98         00
    0431105410                           03           12/01/98          0
    0010143964                           O            11/01/28
    0


    1833571          601/G01             F          540,000.00         ZZ
                                         360        539,557.36          1
    12820 SYCAMORE AVENUE              7.000          3,592.64         70
                                       6.750          3,592.64      775,000.00
    SAN MARTIN       CA   95046          5            10/05/98         00
    0431096940                           05           12/01/98          0
    3006670                              O            11/01/28
    0


    1833572          026/G01             F          350,000.00         ZZ
                                         360        349,705.95          1
    7200 NC HWY 751                    6.875          2,299.26         74
                                       6.625          2,299.26      475,000.00
    DURHAM           NC   27713          5            10/27/98         00
    0431093244                           05           12/01/98          0
    0200243934                           O            11/01/28
    0


    1833573          601/G01             F          237,500.00         ZZ
                                         360        236,425.75          1
    2266 BOULDER ROAD                  7.500          1,660.64         95
                                       7.250          1,660.64      250,000.00
    CHANHASSEN       MN   55317          1            05/21/98         10
    0431093020                           05           07/01/98         30
    1800331569                           O            06/01/28
    0


    1833575          637/G01             F          261,000.00         ZZ
                                         360        260,796.40          1
    1941 DESPERATION DRIVE             7.250          1,780.48         80
                                       7.000          1,780.48      330,000.00
    SHINGLE SPRINGS  CA   95682          2            10/14/98         00
    0431109511                           05           12/01/98          0
1


    0011064540                           O            11/01/28
    0


    1833577          637/G01             F          536,000.00         ZZ
                                         360        535,571.36          1
    6140 ROCKHURST WAY                 7.125          3,611.14         80
                                       6.875          3,611.14      670,000.00
    GRANITE BAY      CA   95746          2            10/23/98         00
    0431107556                           05           12/01/98          0
    13452388                             O            11/01/28
    0


    1833579          637/G01             F          285,000.00         ZZ
                                         360        284,754.62          1
    55 BONNIE BRAE DRIVE               6.750          1,848.51         62
                                       6.500          1,848.51      460,000.00
    NOVATO           CA   94949          2            10/19/98         00
    0431100486                           05           12/01/98          0
    0010146249                           O            11/01/28
    0


    1833580          601/G01             F          275,000.00         ZZ
                                         360        274,774.59          1
    2310 RIDGE ROAD                    7.000          1,829.58         70
                                       6.750          1,829.58      395,000.00
    LINCOLN          NE   68512          1            10/02/98         00
    0431093061                           05           12/01/98          0
    12768479                             O            11/01/28
    0


    1833583          637/G01             F          288,000.00         ZZ
                                         360        287,786.26          1
    319 SUSQUEHANNA AVENUE             7.500          2,013.74         80
                                       7.250          2,013.74      360,000.00
    PLACENTIA        CA   92870          2            10/06/98         00
    0431099431                           05           12/01/98          0
    13425152                             O            11/01/28
    0


    1833584          992/G01             F          319,500.00         ZZ
                                         360        319,238.10          1
    123 ARLINGTON AVENUE               7.000          2,125.65         90
                                       6.750          2,125.65      355,000.00
    PORT JEFFERSON   NY   11777          1            10/14/98         01
    0431092725                           05           12/01/98         25
    351297                               O            11/01/28
    0


1


    1833587          637/G01             F          371,250.00         ZZ
                                         360        370,654.47          1
    911 CEDAR STREET                   7.125          2,501.18         75
                                       6.875          2,501.18      495,000.00
    EL SEGUNDO       CA   90245          5            09/30/98         00
    0431111996                           05           11/01/98          0
    10678662                             O            10/01/28
    0


    1833591          144/144             F          136,875.00         ZZ
                                         360        136,757.15          1
    528 SWARTEKILL ROAD                6.750            887.77         75
                                       6.500            887.77      182,500.00
    ESOPUS           NY   12429          1            10/30/98         00
    UNKNOWN                              05           12/01/98          0
    UNKNOWN                              O            11/01/28
    0


    1833592          637/G01             F          285,400.00         ZZ
                                         360        285,177.35          1
    6963 BRET HARTE DRIVE              7.250          1,946.94         53
                                       7.000          1,946.94      545,000.00
    SAN JOSE         CA   95120          2            10/14/98         00
    0431124064                           03           12/01/98          0
    10943546                             O            11/01/28
    0


    1833605          685/G01             F          261,600.00         ZZ
                                         360        261,390.80          1
    23410 INGOMAR STREET               7.125          1,762.45         80
                                       6.875          1,762.45      327,000.00
    LOS ANGELES      CA   91304          2            10/29/98         00
    0431096643                           05           12/01/98          0
    115955                               O            11/01/28
    0


    1833611          685/G01             F          454,500.00         ZZ
                                         360        454,500.00          1
    17534 PALORA STREET                7.750          3,256.09         75
                                       7.500          3,256.09      606,000.00
    LOS ANGELES      CA   91316          1            11/01/98         00
    0431094770                           05           01/01/99          0
    116152                               O            12/01/28
    0


    1833649          944/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    2665 MISSION GREENS DRIVE          7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
1


    SAN JOSE         CA   95148          1            10/28/98         00
    0431095512                           05           12/01/98          0
    16582                                O            11/01/28
    0


    1833653          944/G01             F          240,000.00         ZZ
                                         360        239,821.89          1
    234 SOUTH 16TH STREET              7.500          1,678.11         80
                                       7.250          1,678.11      300,000.00
    SAN JOSE         CA   95112          1            10/27/98         00
    0431095520                           05           12/01/98          0
    16686                                O            11/01/28
    0


    1833695          201/G01             F          285,000.00         ZZ
                                         360        284,808.77          1
    1724 JAMESTOWN COURT               8.000          2,091.23         94
                                       7.750          2,091.23      304,892.00
    SMYRNA           GA   30080          1            10/30/98         04
    0431111285                           05           12/01/98         30
    406838                               O            11/01/28
    0


    1833696          K08/G01             F          275,000.00         ZZ
                                         360        274,810.75          1
    130 KILLARNEY DRIVE                7.875          1,993.94         53
                                       7.625          1,993.94      520,000.00
    FAYETTEVILLE     GA   30214          5            10/26/98         00
    0411085293                           03           12/01/98          0
    411085293                            O            11/01/28
    0


    1833744          J49/G01             F           98,000.00         ZZ
                                         360         98,000.00          1
    3154 E PALM UNIT 53                7.125            660.24         70
                                       6.875            660.24      140,000.00
    FULLERTON        CA   92831          2            11/19/98         00
    0431118686                           03           01/01/99          0
    98100060                             O            12/01/28
    0


    1833746          964/G01             F          207,500.00         ZZ
                                         360        207,338.13          1
    38345 RIVER DRIVE                  7.250          1,415.52         71
                                       7.000          1,415.52      295,000.00
    LEBANON          OR   97355          2            10/22/98         00
    0431095298                           05           12/01/98          0
    98091                                O            11/01/28
    0
1




    1833758          964/G01             F          262,800.00         ZZ
                                         360        262,594.99          1
    412 SAINT FRANCIS BLVD             7.250          1,792.76         80
                                       7.000          1,792.76      328,500.00
    DALY CITY        CA   94015          1            10/23/98         00
    0431095009                           05           12/01/98          0
    42089                                O            11/01/28
    0


    1833777          E82/G01             F          268,000.00         ZZ
                                         360        267,780.32          1
    15811 FETLOCK LANE                 7.000          1,783.01         70
                                       6.750          1,783.01      385,000.00
    CHINO HILLS      CA   91709          5            11/02/98         00
    0400154167                           05           12/01/98          0
    0400154167                           O            11/01/28
    0


    1833781          L13/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
    3936 NORTH FOOTHILL DRIVE          7.250          1,807.77         77
                                       7.000          1,807.77      345,000.00
    PROVO            UT   84604          2            11/16/98         00
    0431113596                           05           01/01/99          0
    1833781                              O            12/01/28
    0


    1833797          944/G01             F          271,200.00         ZZ
                                         360        270,993.64          1
    3374 MANDA DRIVE                   7.375          1,873.11         80
                                       7.125          1,873.11      339,000.00
    SAN JOSE         CA   95124          1            10/27/98         00
    0431098532                           05           12/01/98          0
    1221                                 O            11/01/28
    0


    1833798          696/G01             F          255,900.00         ZZ
                                         360        255,690.24          1
    8507 WESTOWN WAY                   7.000          1,702.51         80
                                       6.750          1,702.51      319,900.00
    VIENNA           VA   22182          1            10/30/98         00
    0431092436                           09           12/01/98          0
    2378271                              O            11/01/28
    0


    1833805          K08/G01             F          260,000.00         ZZ
                                         360        259,797.17          1
1


    25002 WILKES PLACE                 7.250          1,773.66         80
                                       7.000          1,773.66      327,000.00
    LAGUNA HILLS     CA   92653          2            10/29/98         00
    0411080708                           05           12/01/98          0
    411080708                            O            11/01/28
    0


    1833808          K08/G01             F          240,000.00         ZZ
                                         360        239,812.78          1
    21091 ASHLEY LANE                  7.250          1,637.22         65
                                       7.000          1,637.22      372,000.00
    LAKE FOREST      CA   92630          2            10/29/98         00
    0411074339                           03           12/01/98          0
    411074339                            O            11/01/28
    0


    1833815          K08/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    20512 WAYNE AVENUE                 7.250          2,148.86         75
                                       7.000          2,148.86      420,000.00
    TORRANCE         CA   90503          5            10/29/98         00
    0411098486                           05           01/01/99          0
    411098486                            O            12/01/28
    0


    1833817          K08/G01             F          123,300.00         ZZ
                                         360        123,194.94          1
    29635 EAST WOODARD ROAD            7.250            841.12         67
                                       7.000            841.12      185,000.00
    TROUTDALE        OR   97060          2            10/23/98         00
    0411103427                           05           12/01/98          0
    411103427                            O            11/01/28
    0


    1833820          633/G01             F          283,650.00         ZZ
                                         360        283,423.17          1
    1142 RISA PLACE                    7.125          1,911.00         71
                                       6.875          1,911.00      405,000.00
    SANTA ANA AREA   CA   92705          2            10/21/98         00
    0431100692                           05           12/01/98          0
    743139                               O            11/01/28
    0


    1833829          559/G01             F          305,000.00         ZZ
                                         360        304,784.73          1
    37850 PACIFIC VIEW DRIVE           7.750          2,185.06         72
                                       7.500          2,185.06      425,000.00
    GUALALA          CA   95445          5            10/28/98         00
    0431095504                           05           12/01/98          0
1


    5565049                              O            11/01/28
    0


    1833837          559/G01             F          260,000.00         ZZ
                                         360        259,821.06          1
    1837 JOHNSTON AVENUE               7.875          1,885.19         80
                                       7.625          1,885.19      325,000.00
    SAN JOSE         CA   95125          1            10/21/98         00
    0431096296                           05           12/01/98          0
    5496088                              O            11/01/28
    0


    1833852          665/G01             F          309,500.00         ZZ
                                         360        309,258.56          1
    800 HILLDALE AVE                   7.250          2,111.34         78
                                       7.000          2,111.34      400,000.00
    BERKELEY         CA   94708          2            10/27/98         00
    0431095025                           05           12/01/98          0
    9801225231                           O            11/01/28
    0


    1833853          003/G01             F          136,000.00         ZZ
                                         360        135,893.91          1
    7380 GENTRY WAY                    7.250            927.76         64
                                       7.000            927.76      215,000.00
    CUMMING          GA   30041          2            10/30/98         00
    0431094747                           05           12/01/98          0
    0010133700                           O            11/01/28
    0


    1833868          665/G01             F          318,000.00         ZZ
                                         360        317,739.34          1
    738 WEST CRESCENT DRIVE            7.000          2,115.66         53
                                       6.750          2,115.66      610,000.00
    MONROVIA         CA   91016          2            10/27/98         00
    0431095157                           05           12/01/98          0
    9801225482                           O            11/01/28
    0


    1833927          E82/G01             F          288,000.00         ZZ
                                         360        287,763.93          1
    651 WEST FOREST DRIVE              7.000          1,916.07         74
                                       6.750          1,916.07      390,000.00
    HOUSTON          TX   77079          2            10/29/98         00
    0400154449                           03           12/01/98          0
    0400154449                           O            11/01/28
    0


1


    1833956          180/G01             F          393,600.00         ZZ
                                         360        393,013.95          1
    1809 CABO COURT                    7.500          2,752.11         80
                                       7.250          2,752.11      492,000.00
    APTOS            CA   95003          1            09/28/98         00
    0431110865                           03           11/01/98          0
    13165139                             O            10/01/28
    0


    1834016          H47/G01             F          241,950.00         ZZ
                                         360        241,950.00          1
    5718 WHITE WILLOW DRIVE            7.250          1,650.53         80
                                       7.000          1,650.53      302,443.00
    FORT COLLINS     CO   80525          1            11/04/98         00
    0431095041                           03           01/01/99          0
    0000                                 O            12/01/28
    0


    1836369          K08/G01             F          193,600.00         ZZ
                                         360        193,466.77          1
    97 PELICAN LANE                    7.875          1,403.73         80
                                       7.625          1,403.73      242,000.00
    REDWOOD CITY     CA   94065          1            10/29/98         00
    0411108343                           01           12/01/98          0
    411108343                            O            11/01/28
    0


    1836414          685/G01             F          223,200.00         ZZ
                                         360        223,030.16          1
    32114 SAIL VIEW LANE               7.375          1,541.59         80
                                       7.125          1,541.59      279,000.00
    WESTLAKE VILLAG  CA   91361          1            10/29/98         00
    0431097005                           09           12/01/98          0
    115931                               O            11/01/28
    0


    1836441          E82/G01             F           93,600.00         ZZ
                                         360         93,600.00          1
    9321 FRESH SPRINGS DRIVE           7.750            670.56         80
                                       7.500            670.56      117,000.00
    LAS VEGAS        NV   89134          1            11/06/98         00
    0400160636                           09           01/01/99          0
    0400160636                           O            12/01/28
    0


    1836704          830/G01             F          121,000.00         ZZ
                                         360        121,000.00          1
    14635 SUNDEW LANE                  7.625            856.43         61
                                       7.375            856.43      201,000.00
1


    STERLING HEIGHT  MI   48312          2            11/04/98         00
    0431121714                           05           01/01/99          0
    540314                               O            12/01/28
    0


    1836842          M01/G01             F          400,800.00         ZZ
                                         360        400,463.27          1
    4955 SANDESTIN DRIVE               6.875          2,632.98         78
                                       6.625          2,632.98      520,000.00
    DALLAS           TX   75287          2            10/28/98         00
    0431114735                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1836845          M51/G01             F          332,500.00         ZZ
                                         360        332,500.00          1
    1430 N. LASALLE #A2                7.375          2,296.50         70
                                       7.125          2,296.50      475,000.00
    CHICAGO          IL   60610          1            11/24/98         00
    0431121912                           08           01/01/99          0
    319369                               O            12/01/28
    0


    1836921          956/G01             F          202,400.00         ZZ
                                         360        201,935.12          1
    1923 SAN RAFAEL STREET             7.375          1,397.93         80
                                       7.125          1,397.93      253,000.00
    SAN LEANDRO      CA   94577          1            08/01/98         00
    0431095900                           05           10/01/98          0
    208070623                            O            09/01/28
    0


    1837011          K08/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    330 GRANELLI AVENUE                7.625          1,557.15         55
                                       7.375          1,557.15      400,000.00
    HALF MOON BAY    CA   94019          1            11/03/98         00
    0411121064                           05           01/01/99          0
    411121064                            O            12/01/28
    0


    1837074          700/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
    2491 IVORY WAY                     7.500          2,055.69         85
                                       7.250          2,055.69      347,000.00
    OXNARD           CA   93033          2            11/01/98         10
    0431121748                           05           01/01/99         25
    51136293                             O            12/01/28
    0
1




    1837733          637/G01             F          446,500.00         ZZ
                                         360        446,134.00          1
    21101 MANITA COURT                 7.000          2,970.58         56
                                       6.750          2,970.58      800,000.00
    CUPERTINO        CA   95014          2            10/21/98         00
    0431113554                           05           12/01/98          0
    10146637                             O            11/01/28
    0


    1837747          637/G01             F          393,500.00         ZZ
                                         360        392,700.58          1
    3925 WEST SIDE ROAD                7.375          2,717.81         53
                                       7.125          2,717.81      756,500.00
    HEALDSBURG       CA   95448          2            10/22/98         00
    0431113638                           05           12/01/98          0
    0013818455                           O            11/01/28
    0


    1837879          637/G01             F          298,000.00         ZZ
                                         360        297,761.69          1
    1350 ELWOOD DRIVE                  7.125          2,007.69         63
                                       6.875          2,007.69      475,000.00
    CAMPBELL         CA   95008          2            10/13/98         00
    0431113463                           05           12/01/98          0
    0013428032                           O            11/01/28
    0


    1837945          637/G01             F          305,000.00         ZZ
                                         360        304,762.07          1
    401 FULL MOON WAY                  7.250          2,080.64         53
                                       7.000          2,080.64      585,000.00
    DANVILLE         CA   94506          5            10/22/98         00
    0431114743                           03           12/01/98          0
    0010141828                           O            11/01/28
    0


    1838553          637/G01             F          303,000.00         ZZ
                                         360        302,751.63          1
    20759 KREISLER COURT               7.000          2,015.87         44
                                       6.750          2,015.87      695,000.00
    SARATOGA         CA   95070          2            10/21/98         00
    0431107606                           05           12/01/98          0
    13438486                             O            11/01/28
    0


    1838569          637/G01             F          232,000.00         ZZ
                                         360        231,823.46          1
1


    2024 LOCH NESS WAY                 7.375          1,602.37         80
                                       7.125          1,602.37      290,000.00
    SAN JOSE         CA   95121          1            10/23/98         00
    0431111905                           05           12/01/98          0
    12775730                             O            11/01/28
    0


    1838577          637/G01             F          443,000.00         ZZ
                                         360        442,654.41          1
    20539 SEVILLA LANE                 7.250          3,022.05         47
                                       7.000          3,022.05      950,000.00
    SARATOGA         CA   95070          2            10/24/98         00
    0431111988                           05           12/01/98          0
    10945160                             O            11/01/28
    0


    1838581          664/G01             F          234,000.00         ZZ
                                         360        233,821.94          1
    915 WOODHURST DRIVE                7.375          1,616.18         89
                                       7.125          1,616.18      265,000.00
    MONROE           NC   28110          2            10/07/98         12
    0431099969                           05           12/01/98         25
    2768356                              O            11/01/28
    0


    1838586          637/G01             F          343,950.00         ZZ
                                         360        343,681.68          1
    8711 E CLOUDVIEW WAY               7.250          2,346.35         80
                                       7.000          2,346.35      429,990.00
    ANAHEIM          CA   92808          1            10/28/98         00
    0431103639                           03           12/01/98          0
    10684686                             O            11/01/28
    0


    1838589          637/G01             F          306,000.00         ZZ
                                         360        305,749.17          1
    1490 IRIS COURT                    7.000          2,035.83         62
                                       6.750          2,035.83      495,000.00
    SAN JOSE         CA   95125          2            10/20/98         00
    0431109453                           05           12/01/98          0
    13429774                             O            11/01/28
    0


    1838591          637/G01             F          292,000.00         ZZ
                                         240        291,447.91          1
    2084 WEST SPRUCE AVENUE            7.125          2,285.84         79
                                       6.875          2,285.84      370,000.00
    FRESNO           CA   93711          2            10/22/98         00
    0431100858                           05           12/01/98          0
1


    13436639                             O            11/01/18
    0


    1838607          964/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
    24169 SUMMIT WOODS DRIVE           7.250          2,046.53         47
                                       7.000          2,046.53      650,000.00
    LOS GATOS        CA   95030          2            10/27/98         00
    0431099274                           05           12/01/98          0
    43330                                O            11/01/28
    0


    1838609          964/G01             F          400,000.00         ZZ
                                         360        399,724.72          1
    28821 WINNEPEG DRIVE               7.875          2,900.28         72
                                       7.625          2,900.28      562,500.00
    LAKE ARROWHEAD   CA   92352          1            10/28/98         00
    0431099191                           05           12/01/98          0
    44577                                O            11/01/28
    0


    1838615          964/G01             F          365,000.00         ZZ
                                         360        364,748.81          1
    9 HILL STREET                      7.875          2,646.50         67
                                       7.625          2,646.50      550,000.00
    MILL VALLEY      CA   94941          2            10/16/98         00
    0431101369                           05           12/01/98          0
    42865                                O            11/01/28
    0


    1838629          964/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    26266 EVA STREET                   7.750          1,719.39         80
                                       7.500          1,719.39      300,000.00
    LAGUNA HILLS     CA   92656          1            11/02/98         00
    0431099316                           03           01/01/99          0
    44267                                O            12/01/28
    0


    1838632          964/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    46 SILVEROAK                       7.250          2,646.84         80
                                       7.000          2,646.84      485,000.00
    IRVINE           CA   92620          1            11/02/98         00
    0431101401                           03           01/01/99          0
    44317                                O            12/01/28
    0


1


    1838655          811/G01             F          384,000.00         G
                                         360        384,000.00          1
    10533 CEDAR TREE COURT             7.375          2,652.19         60
                                       7.125          2,652.19      639,950.00
    CUPERTINO        CA   95014          1            11/03/98         00
    0431104447                           05           01/01/99          0
    FM02206633                           O            12/01/28
    0


    1838671          961/G01             F          309,600.00         ZZ
                                         360        309,358.48          1
    4558 ATOLL AVENUE                  7.250          2,112.02         80
                                       7.000          2,112.02      387,000.00
    SHERMAN OAKS AR  CA   91423          1            10/27/98         00
    0431109602                           05           12/01/98          0
    09111831                             O            11/01/28
    0


    1838690          637/G01             F          388,000.00         ZZ
                                         360        387,681.95          1
    3206 MONTELENA DRIVE               7.000          2,581.38         77
                                       6.750          2,581.38      508,000.00
    SAN JOSE         CA   95135          2            10/23/98         00
    0431111509                           05           12/01/98          0
    10944478                             O            11/01/28
    0


    1838695          637/G01             F          356,250.00         ZZ
                                         360        355,943.28          1
    8285 SKYLINE BOULEVARD             6.750          2,310.63         75
                                       6.500          2,310.63      475,000.00
    OAKLAND          CA   94611          1            10/20/98         00
    0431109545                           05           12/01/98          0
    11060555                             O            11/01/28
    0


    1838708          637/G01             F          300,000.00         ZZ
                                         360        299,777.35          1
    6404 LEDGE MOUNTAIN DRIVE          7.500          2,097.65         60
                                       7.250          2,097.65      500,000.00
    AUSTIN           TX   78731          1            10/23/98         00
    0431105881                           05           12/01/98          0
    12138780                             O            11/01/28
    0


    1838710          637/G01             F          258,000.00         ZZ
                                         360        257,803.67          1
    2020 WALNUT SHADOWS COURT          7.375          1,781.95         69
                                       7.125          1,781.95      375,000.00
1


    CONCORD          CA   94518          2            10/26/98         00
    0431113489                           05           12/01/98          0
    10144020                             O            11/01/28
    0


    1838711          944/G01             F          238,500.00         ZZ
                                         360        238,323.00          1
    581 WEST RINCON AVENUE             7.500          1,667.63         80
                                       7.250          1,667.63      298,200.00
    CAMPBELL         CA   95008          1            10/29/98         00
    0431105261                           09           12/01/98          0
    16770                                O            11/01/28
    0


    1838712          811/G01             F          292,500.00         ZZ
                                         360        292,500.00          1
    4172 PIERSON DRIVE                 7.875          2,120.83         75
                                       7.625          2,120.83      390,000.00
    HUNTINGTON BEAC  CA   92649          1            11/04/98         00
    0431104637                           05           01/01/99          0
    FM02104064                           O            12/01/28
    0


    1838714          637/G01             F           83,550.00         ZZ
                                         360         83,476.29          1
    1913 ASCOT LANE                    6.625            534.98         80
                                       6.375            534.98      104,453.00
    CEDAR PARK       TX   78613          1            10/28/98         00
    0431108844                           05           12/01/98          0
    10041408                             O            11/01/28
    0


    1838715          624/G01             F          258,300.00         ZZ
                                         360        258,113.05          1
    1364 IRONBARK STREET               7.625          1,828.23         90
                                       7.375          1,828.23      287,000.00
    SAN LUIS OBISPO  CA   93401          1            10/30/98         01
    0431101617                           03           12/01/98         25
    29500281666                          O            11/01/28
    0


    1838722          637/G01             F          300,000.00         ZZ
                                         360        299,741.70          1
    3695 DE SOTO AVENUE                6.750          1,945.80         75
                                       6.500          1,945.80      400,000.00
    SANTA CLARA      CA   95051          5            10/20/98         00
    0431113612                           05           12/01/98          0
    10944296                             O            11/01/28
    0
1




    1838727          637/G01             F          441,000.00         ZZ
                                         360        440,664.43          1
    943 CLARA DRIVE                    7.375          3,045.88         63
                                       7.125          3,045.88      700,000.00
    PALO ALTO        CA   94303          2            10/22/98         00
    0431113414                           05           12/01/98          0
    13429493                             O            11/01/28
    0


    1838730          637/G01             F          368,000.00         ZZ
                                         360        367,705.71          1
    6167 BUENA VISTA AVENUE            7.125          2,479.29         43
                                       6.875          2,479.29      865,000.00
    OAKLAND          CA   94618          2            10/05/98         00
    0431118637                           05           12/01/98          0
    13406657                             O            11/01/28
    0


    1838732          637/G01             F          267,000.00         ZZ
                                         360        266,786.48          1
    424 RIVER ROCK COURT               7.125          1,798.83         69
                                       6.875          1,798.83      390,000.00
    SAN JOSE         CA   95136          2            10/26/98         00
    0431111749                           03           12/01/98          0
    10944841                             O            11/01/28
    0


    1838735          637/G01             F          295,000.00         ZZ
                                         360        294,764.09          1
    1195 BRYANT AVENUE                 7.125          1,987.47         47
                                       6.875          1,987.47      640,000.00
    MOUNTAIN VIEW    CA   94040          2            10/20/98         00
    0431113422                           05           12/01/98          0
    10944718                             O            11/01/28
    0


    1838743          E22/G01             F          240,000.00         ZZ
                                         360        239,651.50          1
    11 SPRING MEADOW DRIVE             7.625          1,698.70         80
                                       7.375          1,698.70      300,000.00
    EAST BRANDYWINE  PA   19335          2            09/24/98         00
    0411046527                           05           11/01/98          0
    411046527                            O            10/01/28
    0


    1838744          765/G01             F          239,000.00         ZZ
                                         360        238,818.13          1
1


    9282 CAPE COD DRIVE                7.375          1,650.72         89
                                       7.125          1,650.72      269,000.00
    HUNTINGTON BEAC  CA   92646          1            10/20/98         14
    0431099845                           05           12/01/98         25
    143285                               O            11/01/28
    0


    1838746          K08/G01             F          154,000.00         ZZ
                                         360        153,879.87          1
    527 NORTH STONINGTON ROAD          7.250          1,050.55         66
                                       7.000          1,050.55      234,000.00
    STONINGTON       CT   06378          2            10/26/98         00
    0411098429                           05           12/01/98          0
    411098429                            O            11/01/28
    0


    1838750          637/G01             F          246,000.00         ZZ
                                         360        245,788.19          1
    164 HIGHLAND OAKS DRIVE            6.750          1,595.56         62
                                       6.500          1,595.56      400,000.00
    LOS GATOS        CA   95032          2            10/23/98         00
    0431113398                           05           12/01/98          0
    10944288                             O            11/01/28
    0


    1838753          A46/G01             F           40,800.00         ZZ
                                         360         40,772.62          1
    7575 CAMBRIDGE #2705               8.000            299.38         80
                                       7.750            299.38       51,000.00
    HOUSTON          TX   77054          1            10/26/98         00
    0431103233                           01           12/01/98          0
    0133016                              O            11/01/28
    0


    1838759          765/G01             F           73,500.00         ZZ
                                         360         73,441.22          1
    2536 REED ROAD                     7.125            495.19         56
                                       6.875            495.19      132,000.00
    EDCONDIDO        CA   92027          2            10/27/98         00
    0431099852                           05           12/01/98          0
    144075                               O            11/01/28
    0


    1838760          K08/G01             F          100,750.00         ZZ
                                         360        100,677.08          1
    2110 SIMMS CASCADE ROAD            7.625            713.10         65
                                       7.375            713.10      155,000.00
    CASCADE          MT   59421          4            10/30/98         00
    0410949143                           05           12/01/98          0
1


    410949143                            O            11/01/28
    0


    1838770          637/G01             F          440,000.00         ZZ
                                         360        439,656.75          1
    45 LOS ALAMOS COURT                7.250          3,001.58         74
                                       7.000          3,001.58      598,000.00
    ALAMO            CA   94507          2            10/20/98         00
    0431109529                           05           12/01/98          0
    13418116                             O            11/01/28
    0


    1838777          765/G01             F          385,000.00         ZZ
                                         360        384,684.41          1
    352 LA MESA AVENUE                 7.000          2,561.42         77
                                       6.750          2,561.42      500,000.00
    ENCINITAS        CA   92024          2            10/23/98         00
    0431099894                           05           12/01/98          0
    143750                               O            11/01/28
    0


    1838788          K08/G01             F          106,850.00         ZZ
                                         360        106,850.00          1
    5216 YAMPA TRAIL                   7.125            719.87         80
                                       6.875            719.87      133,595.00
    FORT WORTH       TX   76137          1            11/05/98         00
    0411122054                           05           01/01/99          0
    411122054                            O            12/01/28
    0


    1838797          637/G01             F          353,000.00         ZZ
                                         360        352,703.44          1
    422 SNOWDON PLACE                  6.875          2,318.96         57
                                       6.625          2,318.96      630,000.00
    DANVILLE         CA   94506          2            10/28/98         00
    0431113257                           03           12/01/98          0
    0010146538                           O            11/01/28
    0


    1838811          637/G01             F          333,400.00         ZZ
                                         360        333,126.71          1
    335  BRITTANY PLACE                7.000          2,218.12         70
                                       6.750          2,218.12      480,000.00
    LIVERMORE        CA   94550          2            10/20/98         00
    0431113497                           05           12/01/98          0
    13442843                             O            11/01/28
    0


1


    1838819          637/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    1017 LANCER DR                     7.000          1,995.91         66
                                       6.750          1,995.91      457,000.00
    SAN JOSE         CA   95129          2            10/24/98         00
    0431113406                           05           12/01/98          0
    13440169                             O            11/01/28
    0


    1838827          K08/G01             F          110,900.00         ZZ
                                         360        110,319.74          1
    9429 HARKNESS AVENUE SOUTH         7.625            784.94         70
                                       7.375            784.94      158,500.00
    COTTAGE GROVE    MN   55016          1            11/02/98         00
    0411103203                           05           12/01/98          0
    411103203                            O            11/01/28
    0


    1838838          K08/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    3507 PLEASANT ROW COURT            7.500          1,887.88         74
                                       7.250          1,887.88      365,000.00
    SAN JOSE         CA   95148          2            11/02/98         00
    0411089659                           05           01/01/99          0
    411089659                            O            12/01/28
    0


    1838849          356/G01             F          508,500.00         ZZ
                                         360        508,500.00          1
    131 ALAMO HILLS CT                 7.250          3,468.87         51
                                       7.000          3,468.87    1,000,000.00
    ALAMO            CA   94507          2            10/28/98         00
    0431103092                           05           01/01/99          0
    2637445                              O            12/01/28
    0


    1838856          637/G01             F          354,300.00         ZZ
                                         360        354,009.58          1
    1185 LITTLE OAK DRIVE              7.000          2,357.17         67
                                       6.750          2,357.17      535,000.00
    SAN JOSE         CA   95129          2            10/24/98         00
    0431113695                           05           12/01/98          0
    13442223                             O            11/01/28
    0


    1838864          356/G01             F          322,500.00         ZZ
                                         360        322,248.42          1
    6403 BELLHURST COURT               7.250          2,200.02         76
                                       7.000          2,200.02      425,000.00
1


    CASTRO VALLEY    CA   94552          2            10/21/98         00
    0431107291                           03           12/01/98          0
    2554285                              O            11/01/28
    0


    1838871          637/G01             F          450,000.00         ZZ
                                         360        449,631.13          1
    5935 SCENIC MEADOW LANE            7.000          2,993.87         68
                                       6.750          2,993.87      670,000.00
    SAN JOSE         CA   95135          2            10/25/98         00
    0431109818                           05           12/01/98          0
    0010944973                           O            11/01/28
    0


    1838876          356/G01             F          350,000.00         ZZ
                                         360        349,740.24          1
    11095 LA PALOMA DR                 7.500          2,447.26         56
                                       7.250          2,447.26      627,500.00
    CUPERTINO        CA   95014          1            10/15/98         00
    0431102862                           05           12/01/98          0
    2617082                              O            11/01/28
    0


    1838882          637/G01             F          333,000.00         ZZ
                                         360        332,733.70          1
    423 LOS RIOS COURT                 7.125          2,243.49         59
                                       6.875          2,243.49      565,000.00
    PLEASANTON       CA   94566          2            10/27/98         00
    0431113315                           03           12/01/98          0
    0013441605                           O            11/01/28
    0


    1838885          356/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    5094 GLENTREE DRIVE                7.375          1,795.76         52
                                       7.125          1,795.76      500,000.00
    SAN JOSE         CA   95129          5            10/22/98         00
    0431102912                           05           01/01/99          0
    2578243                              O            12/01/28
    0


    1838899          637/G01             F          440,000.00         ZZ
                                         360        439,639.33          1
    3071 CRESTABLANCA DRIVE            7.000          2,927.34         66
                                       6.750          2,927.34      675,000.00
    PLEASANTON       CA   94566          2            10/27/98         00
    0431112291                           05           12/01/98          0
    13442306                             O            11/01/28
    0
1




    1838909          637/G01             F          274,500.00         ZZ
                                         360        274,263.65          1
    7221 S CHAPPARAL CIR WEST          6.750          1,780.41         55
                                       6.500          1,780.41      505,000.00
    AURORA           CO   80016          5            10/26/98         00
    0431105907                           03           12/01/98          0
    14768097                             O            11/01/28
    0


    1838916          637/G01             F          309,000.00         ZZ
                                         360        308,740.40          1
    805 PORTSWOOD CIRCLE               6.875          2,029.91         74
                                       6.625          2,029.91      421,000.00
    SAN JOSE         CA   95120          2            10/28/98         00
    0431111756                           05           12/01/98          0
    10151462                             O            11/01/28
    0


    1838918          830/G01             F          160,500.00         ZZ
                                         360        160,374.80          1
    330 N CRANBROOK CROSS DRIVE        7.250          1,094.89         39
                                       7.000          1,094.89      416,000.00
    BLOOMFIELD TOWN  MI   48301          2            10/30/98         00
    0431112366                           05           12/01/98          0
    QUIGLEY540278                        O            11/01/28
    0


    1838928          637/G01             F          425,000.00         ZZ
                                         360        424,668.46          1
    2283 MERLOT LANE                   7.250          2,899.25         68
                                       7.000          2,899.25      625,000.00
    LIVERMORE        CA   94550          2            10/28/98         00
    0431111517                           05           12/01/98          0
    13440805                             O            11/01/28
    0


    1839010          A50/A50             F          356,000.00         ZZ
                                         360        355,715.31          1
    3408 SHAMLEY DRIVE                 7.125          2,398.44         80
                                       6.875          2,398.44      445,000.00
    TUSCALOOSA       AL   35406          2            10/19/98         00
    115830                               05           12/01/98          0
    115830                               O            11/01/28
    0


    1839028          F88/G01             F          525,000.00         ZZ
                                         360        524,558.93          1
1


    3461 ASHTON COURT                  6.875          3,448.88         62
                                       6.625          3,448.88      851,000.00
    PLEASANTON       CA   94588          2            10/14/98         00
    0431103167                           03           12/01/98          0
    98100120                             O            11/01/28
    0


    1839043          070/070             F          280,500.00         ZZ
                                         360        280,071.82          1
    15105 33RD AVENUE SOUTHEAST        7.375          1,937.34         74
                                       7.125          1,937.34      380,000.00
    MILL CREEK       WA   98012          2            09/14/98         00
    1375579                              05           11/01/98          0
    1375579                              O            10/01/28
    0


    1839048          070/070             F          250,000.00         ZZ
                                         360        249,618.37          1
    3007 BERNARD AVE                   7.375          1,726.69         75
                                       7.125          1,726.69      335,000.00
    SAN RAMON        CA   94583          2            09/22/98         00
    1526089                              05           11/01/98          0
    1526089                              O            10/01/28
    0


    1839058          070/070             F          280,000.00         ZZ
                                         360        279,572.55          1
    53 LITTLEFIELD ROAD                7.375          1,933.90         45
                                       7.125          1,933.90      630,000.00
    NEWTON           MA   02459          2            09/23/98         00
    4217284                              05           11/01/98          0
    4217284                              O            10/01/28
    0


    1839064          070/070             F          243,000.00         ZZ
                                         360        242,638.17          1
    17 FOXFORD COURT                   7.500          1,699.10         80
                                       7.250          1,699.10      305,000.00
    GIBSONIA         PA   15044          2            09/10/98         00
    4356439                              05           11/01/98          0
    4356439                              O            10/01/28
    0


    1839065          F53/G01             F          100,000.00         ZZ
                                         360         99,923.90          1
    1340 EAST 53RD STREET              7.375            690.68         63
                                       7.125            690.68      160,000.00
    LONG BEACH       CA   90805          1            10/29/98         00
    0431103712                           05           12/01/98          0
1


    ASA2327WU                            O            11/01/28
    0


    1839076          196/G01             F          268,000.00         ZZ
                                         360        267,769.25          1
    916 JESSICA DRIVE                  6.750          1,738.25         69
                                       6.500          1,738.25      390,000.00
    LIVERMORE        CA   94550          2            10/22/98         00
    0431108612                           05           12/01/98          0
    1210460                              O            11/01/28
    0


    1839084          196/G01             F          188,000.00         ZZ
                                         360        187,860.47          1
    1541 COUNTRY CLUB LANE             7.500          1,314.53         80
                                       7.250          1,314.53      235,000.00
    ESCONDIDO        CA   92026          1            10/27/98         00
    0431107937                           05           12/01/98          0
    1218052                              O            11/01/28
    0


    1839093          637/G01             F          244,000.00         ZZ
                                         360        243,804.87          1
    11487 ALDER DRIVE                  7.125          1,643.88         59
                                       6.875          1,643.88      420,000.00
    TRUCKEE          CA   96161          2            10/22/98         00
    0431109461                           05           12/01/98          0
    0012557377                           O            11/01/28
    0


    1839098          637/G01             F          433,000.00         ZZ
                                         360        432,645.07          1
    5157 INDEPENDENCE DRIVE            7.000          2,880.76         69
                                       6.750          2,880.76      630,000.00
    PLEASANTON       CA   94566          2            10/28/98         00
    0431118892                           05           12/01/98          0
    0010945426                           O            11/01/28
    0


    1839104          685/G01             F          271,050.00         ZZ
                                         360        271,050.00          1
    994 SOUTH CANYON HEIGHTS DRIVE     7.125          1,826.12         80
                                       6.875          1,826.12      338,990.00
    ANAHEIM          CA   92808          1            11/09/98         00
    0431101559                           03           01/01/99          0
    113094                               O            12/01/28
    0


1


    1839108          975/G01             F          294,400.00         ZZ
                                         360        294,400.00          1
    2103 BALERIA DRIVE                 7.375          2,033.35         80
    SAN PEDRO AREA                     7.125          2,033.35      368,000.00
    LOS ANGELES      CA   90732          1            11/04/98         00
    0431101179                           05           01/01/99          0
    983667                               O            12/01/28
    0


    1839109          356/G01             F          236,100.00         ZZ
                                         360        236,100.00          1
    369 VIA NAVONA                     7.625          1,671.11         53
                                       7.375          1,671.11      450,000.00
    MORGAN HILL      CA   95037          2            10/27/98         00
    0431103480                           05           01/01/99          0
    2560787                              O            12/01/28
    0


    1839145          685/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    6004 WEST PARK                     7.125          1,616.92         80
                                       6.875          1,616.92      300,000.00
    CHINO HILLS      CA   91709          2            11/04/98         00
    0431106814                           05           01/01/99          0
    115827                               O            12/01/28
    0


    1839155          637/G01             F          600,000.00         ZZ
                                         360        599,508.18          1
    1 TOLAN WAY                        7.000          3,991.82         79
                                       6.750          3,991.82      768,000.00
    LAFAYETTE        CA   94549          2            10/30/98         00
    0431111541                           05           12/01/98          0
    0010149557                           O            11/01/28
    0


    1839158          637/G01             F          275,000.00         ZZ
                                         360        274,780.08          1
    10659 NATHANSON AVENUE             7.125          1,852.73         42
                                       6.875          1,852.73      660,000.00
    CUPERTINO        CA   95014          2            10/21/98         00
    0431109339                           05           12/01/98          0
    0013443171                           O            11/01/28
    0


    1839162          637/G01             F          556,000.00         ZZ
                                         360        555,544.24          1
    18600 GRAYSTONE LANE               7.000          3,699.09         73
                                       6.750          3,699.09      765,000.00
1


    SAN JOSE         CA   95120          2            10/26/98         00
    0431106699                           05           12/01/98          0
    0013441563                           O            11/01/28
    0


    1839166          637/G01             F          497,000.00         ZZ
                                         360        496,592.61          1
    20363 CLARIDGE COURT               7.000          3,306.56         59
                                       6.750          3,306.56      850,000.00
    SARATOGA         CA   95070          2            10/27/98         00
    0431113364                           05           12/01/98          0
    0010945020                           O            11/01/28
    0


    1839180          637/G01             F          245,000.00         ZZ
                                         360        244,813.57          1
    5828 RECIFE WAY                    7.375          1,692.16         60
                                       7.125          1,692.16      410,000.00
    SAN JOSE         CA   95120          2            10/23/98         00
    0431102524                           05           12/01/98          0
    0013404025                           O            11/01/28
    0


    1839222          196/G01             F          360,000.00         ZZ
                                         360        359,719.16          1
    117 NORTH GALE DRIVE #4            7.250          2,455.84         79
                                       7.000          2,455.84      460,000.00
    BEVERLY HILLS    CA   90211          2            10/09/98         00
    0431108687                           01           12/01/98          0
    1193803                              O            11/01/28
    0


    1839229          811/G01             F          364,000.00         ZZ
                                         360        364,000.00          1
    1196 RIDGEMONT DRIVE               7.250          2,483.12         80
                                       7.000          2,483.12      455,000.00
    MILPITAS         CA   95035          1            11/03/98         00
    0431107309                           05           01/01/99          0
    FM02207596                           O            12/01/28
    0


    1839232          685/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
    9662 CAITHNESS DRIVE               6.750          1,602.04         62
                                       6.500          1,602.04      400,000.00
    HUNTINGTON BEAC  CA   92646          5            11/04/98         00
    0431106798                           05           01/01/99          0
    116093                               O            12/01/28
    0
1




    1839252          G52/G01             F          264,000.00         ZZ
                                         360        263,778.21          1
    1913 E MOUNTAIN SKY AVENUE         6.875          1,734.29         80
                                       6.625          1,734.29      330,000.00
    PHOENIX          AZ   85048          1            10/19/98         00
    0431105600                           03           12/01/98          0
    98502494                             O            11/01/28
    0


    1839259          944/G01             F          320,000.00         ZZ
                                         360        319,717.67          1
    1574 TOBIAS DRIVE                  6.625          2,049.00         80
                                       6.375          2,049.00      400,000.00
    SAN JOSE         CA   95118          5            10/07/98         00
    0431120997                           05           12/01/98          0
    16545                                O            11/01/28
    0


    1839264          944/G01             F          272,000.00         ZZ
                                         360        271,584.78          1
    2172 WILLESTER AVENUE              7.375          1,878.64         80
                                       7.125          1,878.64      340,000.00
    SAN JOSE         CA   95124          1            09/28/98         00
    0431116755                           05           11/01/98          0
    16560                                O            10/01/28
    0


    1839280          070/070             F          303,200.00         ZZ
                                         360        302,748.55          1
    2745 SW SCENIC DRIVE               7.500          2,120.02         80
                                       7.250          2,120.02      379,000.00
    PORTLAND         OR   97225          1            09/14/98         00
    4472180                              05           11/01/98          0
    4472180                              O            10/01/28
    0


    1839291          B57/G01             F          318,200.00         T
                                         360        318,200.00          1
    8009 HOLLYWOOD BOULEVARD           7.750          2,279.63         65
                                       7.500          2,279.63      489,550.00
    LOS ANGELES      CA   90046          1            11/03/98         00
    0431114941                           05           01/01/99          0
    9814058                              O            12/01/28
    0


    1839293          944/G01             F          240,000.00         ZZ
                                         360        239,821.89          1
1


    17231 CROTHERS ROAD                7.500          1,678.11         56
                                       7.250          1,678.11      435,000.00
    SAN JOSE         CA   95127          2            10/05/98         00
    0431109370                           05           12/01/98          0
    1186                                 O            11/01/28
    0


    1839297          J95/J95             F          296,000.00         ZZ
                                         360        295,757.37          1
    917 26TH STREET SOUTH              7.000          1,969.30         80
                                       6.750          1,969.30      370,000.00
    ARLINGTON        VA   22202          5            10/09/98         00
    9522640                              05           12/01/98          0
    9522640                              O            11/01/28
    0


    1839298          944/G01             F          438,500.00         ZZ
                                         360        438,140.57          1
    20 ROBBINS PLACE                   7.000          2,917.35         77
                                       6.750          2,917.35      573,000.00
    ALAMO            CA   94507          2            10/22/98         00
    0431108471                           05           12/01/98          0
    98103172378                          O            11/01/28
    0


    1839310          K08/G01             F          215,000.00         ZZ
                                         360        215,000.00          1
    2903 EAST DENNY WAY                6.875          1,412.40         67
                                       6.625          1,412.40      322,500.00
    SEATTLE          WA   98122          1            11/03/98         00
    0411093610                           05           01/01/99          0
    411093610                            O            12/01/28
    0


    1839312          K08/G01             F          183,600.00         ZZ
                                         360        183,600.00          1
    537 EAST SUNRISE DRIVE             7.250          1,252.48         80
                                       7.000          1,252.48      229,500.00
    VISTA            CA   92083          1            11/06/98         00
    0411124688                           05           01/01/99          0
    411124688                            O            12/01/28
    0


    1839313          765/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    111 COMSTOCK ROAD                  7.500          2,447.26         29
                                       7.250          2,447.26    1,215,000.00
    WOODSIDE         CA   94062          5            11/03/98         00
    0431103464                           05           01/01/99          0
1


    180306                               O            12/01/28
    0


    1839316          E82/G01             F          277,000.00         ZZ
                                         360        277,000.00          1
    9950 SPRINGSTONE ROAD              7.250          1,889.63         80
                                       7.000          1,889.63      350,000.00
    MCCORDSVILLE     IN   46055          2            11/11/98         00
    0400161568                           03           01/01/99          0
    1617887                              O            12/01/28
    0


    1839318          B57/G01             F          550,400.00         ZZ
                                         360        550,400.00          1
    2065 DAVIES WAY                    7.250          3,754.70         80
                                       7.000          3,754.70      688,000.00
    LOS ANGELES      CA   90046          1            11/04/98         00
    0431104058                           05           01/01/99          0
    9813309                              O            12/01/28
    0


    1839337          196/G01             F          420,000.00         ZZ
                                         360        419,680.41          1
    1663 GAYWOOD DRIVE                 7.375          2,900.84         80
                                       7.125          2,900.84      525,000.00
    ALTADENA         CA   91001          1            10/15/98         00
    0431108737                           05           12/01/98          0
    1183286                              O            11/01/28
    0


    1839352          196/G01             F          400,000.00         ZZ
                                         360        399,703.14          1
    2501 DEVRI COURT                   7.500          2,796.86         90
                                       7.250          2,796.86      445,000.00
    MOUNTAIN VIEW    CA   94043          1            10/20/98         04
    0431108562                           05           12/01/98         25
    1212720                              O            11/01/28
    0


    1839368          731/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
    4205 PEACHTREE DUNWOODY ROAD       7.750          1,361.18         57
                                       7.500          1,361.18      335,000.00
    ATLANTA          GA   30342          2            11/03/98         00
    0431104827                           05           01/01/99          0
    3140869226                           O            12/01/28
    0


1


    1839382          K08/G01             F          109,200.00         ZZ
                                         360        109,200.00          1
    16154E 112TH STREET                7.125            735.70         94
                                       6.875            735.70      116,500.00
    OWASSO           OK   74055          2            11/03/98         10
    0411100100                           05           01/01/99         30
    411100100                            O            12/01/28
    0


    1839385          K08/G01             F          337,500.00         ZZ
                                         360        337,236.72          1
    140 PONDEROSA DRIVE                7.250          2,302.34         75
                                       7.000          2,302.34      450,000.00
    RIDGEWAY         CO   81432          1            10/16/98         00
    0411074388                           05           12/01/98          0
    411074388                            O            11/01/28
    0


    1839386          K08/G01             F          117,800.00         ZZ
                                         360        117,712.58          1
    479 NORTH BIRCH STREET             7.500            823.67         95
                                       7.250            823.67      124,000.00
    GARDNER          KS   66030          2            10/29/98         10
    0411108152                           05           12/01/98         30
    411108152                            O            11/01/28
    0


    1839389          K08/G01             F           78,400.00         ZZ
                                         360         78,341.82          1
    905 W. UTICA STREET UNIT #1        7.500            548.18         77
                                       7.250            548.18      102,000.00
    BROKEN ARROW     OK   74011          2            10/27/98         00
    0411081144                           05           12/01/98          0
    411081144                            O            11/01/28
    0


    1839392          196/G01             F          246,400.00         ZZ
                                         360        246,202.95          1
    675 BOWCREEK DRIVE                 7.125          1,660.05         80
                                       6.875          1,660.05      308,000.00
    DIAMOND BAR      CA   91765          1            10/23/98         00
    0431108760                           05           12/01/98          0
    1211041                              O            11/01/28
    0


    1839408          196/G01             F          326,000.00         ZZ
                                         360        325,751.93          1
    1650 FORD STREET                   7.375          2,251.61         80
                                       7.125          2,251.61      407,500.00
1


    REDLANDS         CA   92373          1            10/26/98         00
    0431108117                           05           12/01/98          0
    1215034                              O            11/01/28
    0


    1839437          196/G01             F          268,200.00         ZZ
                                         360        268,000.95          1
    4418 EMERALD STREET NO 50          7.500          1,875.30         90
                                       7.250          1,875.30      298,000.00
    TORRANCE         CA   90503          1            10/20/98         10
    0431108414                           01           12/01/98         25
    1214941                              O            11/01/28
    0


    1839459          K08/G01             F           44,650.00         ZZ
                                         360         44,620.80          1
    1601 MARSH LANE, #205              8.125            331.52         95
                                       7.875            331.52       47,000.00
    CARROLLTON       TX   75006          1            11/03/98         10
    0411127384                           01           12/01/98         30
    411127384                            O            11/01/28
    0


    1839468          K08/G01             F          336,800.00         ZZ
                                         360        336,543.73          1
    272 EAST ALLENDALE AVENUE          7.375          2,326.19         80
                                       7.125          2,326.19      421,000.00
    ALLENDALE        NJ   07401          1            11/03/98         00
    0411077282                           05           12/01/98          0
    411077282                            O            11/01/28
    0


    1839481          633/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    11312 ARROYO AVENUE                7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
    SANTA ANA AREA   CA   92705          2            10/08/98         00
    0431116151                           05           12/01/98          0
    743155                               O            11/01/28
    0


    1839485          E82/G01             F          356,000.00         ZZ
                                         360        356,000.00          1
    880 BONITA DRIVE #A                6.875          2,338.67         52
                                       6.625          2,338.67      689,000.00
    ASPEN            CO   81611          2            11/09/98         00
    0400157970                           01           01/01/99          0
    400157970                            O            12/01/28
    0
1




    1839492          B57/G01             F          349,000.00         ZZ
                                         360        349,000.00          1
    4620 WORTSER AVENUE                6.875          2,292.69         80
    SHERMAN OAKS AREA                  6.625          2,292.69      437,000.00
    LOS ANGELES      CA   91423          2            11/04/98         00
    0431114958                           05           01/01/99          0
    9814042                              O            12/01/28
    0


    1839494          K08/G01             F          153,000.00         ZZ
                                         360        152,883.58          1
    22809 MARBELLA CIRCLE              7.375          1,056.73         75
                                       7.125          1,056.73      205,000.00
    BOCA RATON       FL   33433          2            10/30/98         00
    0411112105                           03           12/01/98          0
    411112105                            O            11/01/28
    0


    1839508          K08/G01             F          146,250.00         ZZ
                                         360        146,146.78          1
    27 OVERLOOK AVENUE                 7.750          1,047.75         65
                                       7.500          1,047.75      225,000.00
    WEST ORANGE      NJ   07052          5            10/29/98         00
    0410967269                           05           12/01/98          0
    410967269                            O            11/01/28
    0


    1839517          K08/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    LOT 32,BLOCK 1,KENT 3RD            7.000          2,195.50         75
    ADDITION                           6.750          2,195.50      440,000.00
    KELLY            WY   83011          5            11/02/98         00
    0411086242                           05           01/01/99          0
    411086242                            O            12/01/28
    0


    1839519          B60/G01             F          250,900.00         ZZ
                                         360        250,694.34          1
    1922 TONOPAH AVENUE                7.000          1,669.24         90
                                       6.750          1,669.24      278,825.00
    WEST COVINA      CA   91790          1            10/29/98         01
    0431106673                           03           12/01/98         25
    26003                                O            11/01/28
    0


    1839567          070/070             F          325,000.00         ZZ
                                         360        324,503.90          1
1


    120 OLD CONNECTICUT PATH           7.375          2,244.69         70
                                       7.125          2,244.69      466,000.00
    WAYLAND          MA   01778          2            09/11/98         00
    4484191                              05           11/01/98          0
    4484191                              O            10/01/28
    0


    1839581          070/070             F          402,604.00         ZZ
                                         360        401,989.41          1
    7519 OLD SANTA FE TRAIL            7.375          2,780.69         58
                                       7.125          2,780.69      705,000.00
    SANTA FE         NM   87505          2            09/03/98         00
    4570854                              05           11/01/98          0
    4570854                              O            10/01/28
    0


    1839590          070/070             F          238,900.00         ZZ
                                         360        238,535.32          1
    4950 REDFIELD ROAD                 7.375          1,650.02         80
                                       7.125          1,650.02      298,643.00
    DOYLESTOWN       PA   18901          1            09/23/98         00
    7446325                              05           11/01/98          0
    7446325                              O            10/01/28
    0


    1839593          638/G01             F          260,000.00         ZZ
                                         360        259,792.08          1
    21302 TARRACO                      7.125          1,751.67         80
                                       6.875          1,751.67      325,000.00
    MISSION VIEJO    CA   92692          5            10/29/98         00
    0431103225                           03           12/01/98          0
    8816432                              O            11/01/28
    0


    1839595          070/070             F          296,401.00         ZZ
                                         360        295,720.22          1
    15 COLT CIRCLE                     7.375          2,047.17         54
                                       7.125          2,047.17      550,000.00
    PRINCETON JUNCT  NJ   08550          2            08/19/98         00
    7622722                              05           10/01/98          0
    7622722                              O            09/01/28
    0


    1839596          638/G01             F          273,000.00         ZZ
                                         360        272,781.69          1
    1 SKYGATE                          7.125          1,839.25         64
                                       6.875          1,839.25      428,000.00
    ALISO VIEJO      CA   92656          2            10/28/98         00
    0431103274                           03           12/01/98          0
1


    8806054                              O            11/01/28
    0


    1839601          070/070             F          333,000.00         ZZ
                                         360        332,491.56          1
    12362 EVENIGSIDE DRIVE             7.375          2,299.95         76
                                       7.125          2,299.95      440,000.00
    SANTA ANA        CA   92705          1            09/08/98         00
    7900234                              05           11/01/98          0
    7900234                              O            10/01/28
    0


    1839602          638/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    4020 VIA PAVION                    7.000          2,128.97         45
                                       6.750          2,128.97      726,000.00
    PALOS VERDES ES  CA   90274          5            10/28/98         00
    0431103365                           05           12/01/98          0
    8806026                              O            11/01/28
    0


    1839631          638/G01             F          450,000.00         ZZ
                                         360        449,640.15          1
    3 OAKWOOD PLACE                    7.125          3,031.73         90
                                       6.875          3,031.73      500,000.00
    VOORHEES TOWNSH  NJ   08043          2            10/30/98         10
    0431108059                           05           12/01/98         25
    8808623                              O            11/01/28
    0


    1839653          638/G01             F          220,000.00         ZZ
                                         360        219,832.59          1
    7893 CAMINITO EL ROSARIO           7.375          1,519.49         61
                                       7.125          1,519.49      361,725.00
    LA JOLLA         CA   92037          1            10/30/98         00
    0431103019                           01           12/01/98          0
    8797843                              O            11/01/28
    0


    1839756          637/G01             F          333,500.00         ZZ
                                         360        333,219.82          1
    21751 LOMITA AVENUE                6.875          2,190.86         55
                                       6.625          2,190.86      607,000.00
    CUPERTINO        CA   95014          5            10/23/98         00
    0431118793                           05           12/01/98          0
    0013438684                           O            11/01/28
    0


1


    1839781          685/G01             F          247,200.00         ZZ
                                         360        247,200.00          1
    144 NIETO AVENUE                   7.750          1,770.97         80
                                       7.500          1,770.97      309,000.00
    LONG BEACH       CA   90803          1            11/09/98         00
    0431103563                           05           01/01/99          0
    116315                               O            12/01/28
    0


    1839785          J33/G01             F          340,950.00         ZZ
                                         360        340,677.34          1
    995 GUNTER COURT                   7.125          2,297.05         80
                                       6.875          2,297.05      426,230.00
    ALPHARETTA       GA   30022          1            10/30/98         00
    0431114727                           03           12/01/98          0
    9805350397                           O            11/01/28
    0


    1839795          E82/G01             F          243,500.00         ZZ
                                         360        243,500.00          1
    87 SOUTH 17TH STREET               7.000          1,620.01         77
                                       6.750          1,620.01      320,000.00
    SAN JOSE         CA   95112          2            11/12/98         00
    0400148466                           05           01/01/99          0
    400148466                            O            12/01/28
    0


    1839832          J95/J95             F          292,000.00         ZZ
                                         360        291,748.59          1
    8160 PHAETON DRIVE                 6.750          1,893.91         80
                                       6.500          1,893.91      365,000.00
    OAKLAND          CA   94605          2            10/05/98         00
    0013161278                           05           12/01/98          0
    0013161278                           O            11/01/28
    0


    1839840          J95/J95             F          283,050.00         ZZ
                                         360        282,794.12          1
    5 BRANDYRIDGE                      6.500          1,789.07         83
                                       6.250          1,789.07      345,000.00
    WEST CHESTER     PA   19382          1            10/19/98         12
    9377425                              05           12/01/98         12
    9377425                              O            11/01/28
    0


    1839868          J95/J95             F          286,700.00         ZZ
                                         360        286,453.11          1
    1312 BROOKHAVEN GARDEN LANE        6.750          1,859.58         80
                                       6.500          1,859.58      358,430.00
1


    ATLANTA          GA   30319          1            10/20/98         00
    0013494349                           03           12/01/98          0
    0013494349                           O            11/01/28
    0


    1839929          J95/J95             F          270,000.00         ZZ
                                         360        269,566.89          1
    2303 192ND AVENUE SE               7.125          1,819.04         79
                                       6.875          1,819.04      342,000.00
    ISSAQUAH         WA   98029          2            09/22/98         00
    0013169990                           05           11/01/98          0
    0013169990                           O            10/01/28
    0


    1839949          J95/J95             F          139,200.00         ZZ
                                         360        139,088.68          1
    14412 NORTH 5TH STREET             7.125            937.82         80
                                       6.875            937.82      174,000.00
    PHOENIX          AZ   85022          2            10/14/98         00
    0016303455                           05           12/01/98          0
    0016303455                           O            11/01/28
    0


    1839972          J95/J95             F          185,600.00         ZZ
                                         360        185,323.66          1
    2355 AVENIDA DE GUADALUPE          7.500          1,297.74         80
                                       7.250          1,297.74      232,000.00
    SANTA CLARA      CA   95054          1            09/28/98         00
    0013406822                           09           11/01/98          0
    0013406822                           O            10/01/28
    0


    1839981          J95/J95             F          306,000.00         ZZ
                                         360        305,772.90          1
    5476 SOUTH LAREDO STREET           7.500          2,139.60         77
                                       7.250          2,139.60      398,000.00
    AURORA           CO   80015          2            10/08/98         00
    0013418124                           03           12/01/98          0
    0013418124                           O            11/01/28
    0


    1839990          J95/J95             F          222,500.00         ZZ
                                         360        222,115.76          1
    14612 OUTPOST COURT                6.750          1,443.14         72
                                       6.500          1,443.14      309,000.00
    CENTREVILLE      VA   20121          1            09/30/98         00
    0009474834                           03           11/01/98          0
    0009474834                           O            10/01/28
    0
1




    1840000          J95/J95             F          351,000.00         ZZ
                                         360        350,705.11          1
    14300 SW HAZELHILL DRIVE           6.875          2,305.83         90
                                       6.625          2,305.83      390,000.00
    TIGARD           OR   97224          1            10/05/98         10
    0016172934                           05           12/01/98         25
    0016172934                           O            11/01/28
    0


    1840012          J95/J95             F          434,550.00         ZZ
                                         360        433,835.53          1
    6241 WEST DEER VALLEY ROAD         7.000          2,891.07         80
                                       6.750          2,891.07      543,210.00
    GLENDALE         AZ   85308          1            09/25/98         00
    0013300199                           03           11/01/98          0
    0013300199                           O            10/01/28
    0


    1840014          822/G01             F          330,000.00         ZZ
                                         360        329,736.10          1
    107 MERION HILL LANE               7.125          2,223.28         75
                                       6.875          2,223.28      440,000.00
    WEST CONSHOHOCK  PA   19428          1            10/30/98         00
    0431113877                           03           12/01/98          0
    3636008856                           O            11/01/28
    0


    1840024          J95/J95             F          334,400.00         ZZ
                                         360        334,132.58          1
    7808 ENGLISH WAY                   7.125          2,252.92         80
                                       6.875          2,252.92      418,000.00
    BETHESDA         MD   20817          5            10/08/98         00
    0016280802                           05           12/01/98          0
    0016280802                           O            11/01/28
    0


    1840030          J95/J95             F          362,547.00         ZZ
                                         360        362,249.82          1
    95 FALCON HILLS DRIVE              7.000          2,412.04         69
                                       6.750          2,412.04      530,000.00
    LITTLETON        CO   80126          2            10/07/98         00
    0016251456                           03           12/01/98          0
    0016251456                           O            11/01/28
    0


    1840037          J95/J95             F          257,600.00         ZZ
                                         360        257,383.58          1
1


    2801 HORNBY LANE                   6.875          1,692.25         80
                                       6.625          1,692.25      322,272.00
    FLOWER MOUND     TX   75028          1            10/16/98         00
    12107702                             03           12/01/98          0
    12107702                             O            11/01/28
    0


    1840045          196/G01             F          278,500.00         ZZ
                                         240        277,475.41          1
    1847 EAGLE PEAK AVENUE             7.375          2,222.34         77
                                       7.125          2,222.34      366,000.00
    CLAYTON          CA   94517          5            09/24/98         00
    0431109628                           05           11/01/98          0
    1190819                              O            10/01/18
    0


    1840046          J95/J95             F          310,000.00         ZZ
                                         360        309,745.89          1
    3268 TILTON VALLEY DRIVE           7.000          2,062.44         75
                                       6.750          2,062.44      417,000.00
    FAIRFAX          VA   22033          5            10/16/98         00
    000956691                            05           12/01/98          0
    000956691                            O            11/01/28
    0


    1840058          J95/J95             F          281,600.00         ZZ
                                         360        281,125.49          1
    1729 PINE RIDGE DR                 6.875          1,849.91         80
                                       6.625          1,849.91      352,000.00
    ATLANTA          GA   30324          5            09/25/98         00
    13492301                             05           11/01/98          0
    13492301                             O            10/01/28
    0


    1840064          196/G01             F          234,650.00         ZZ
                                         360        234,452.86          1
    859 EATON DRIVE                    6.875          1,541.49         95
                                       6.625          1,541.49      247,000.00
    PASADENA         CA   91107          1            10/07/98         10
    0431111004                           05           12/01/98         30
    1209581                              O            11/01/28
    0


    1840154          J95/J95             F          344,000.00         ZZ
                                         360        343,731.64          1
    40 BEACH DRIVE                     7.250          2,346.69         80
                                       7.000          2,346.69      430,000.00
    MANZANITA        OR   97130          2            10/01/98         00
    16193328                             05           12/01/98          0
1


    16193328                             O            11/01/28
    0


    1840215          196/G01             F          242,000.00         ZZ
                                         360        241,801.63          1
    1924 WESTERN AVENUE                7.000          1,610.04         80
                                       6.750          1,610.04      302,500.00
    NORTHBROOK       IL   60062          1            10/14/98         00
    0431110493                           05           12/01/98          0
    1191559                              O            11/01/28
    0


    1840248          196/G01             F          332,000.00         ZZ
                                         360        331,734.50          1
    5676 WALNUT RIDGE DRIVE            7.125          2,236.75         80
                                       6.875          2,236.75      415,000.00
    AGOURA HILLS     CA   91301          5            10/05/98         00
    0431110394                           03           12/01/98          0
    1191160                              O            11/01/28
    0


    1840265          196/G01             F          650,000.00         ZZ
                                         360        649,492.93          1
    16661 BOLERO LANE                  7.250          4,434.15         68
                                       7.000          4,434.15      965,000.00
    HUNTINGTON BEAC  CA   92649          1            10/13/98         00
    0431110576                           05           12/01/98          0
    1195289                              O            11/01/28
    0


    1840273          196/G01             F          224,000.00         ZZ
                                         360        223,816.39          1
    211 FILLMORE AVENUE                7.000          1,490.28         80
                                       6.750          1,490.28      280,000.00
    NEW ORLEANS      LA   70124          1            10/16/98         00
    0431110386                           05           12/01/98          0
    1193457                              O            11/01/28
    0


    1840275          E82/G01             F          397,000.00         ZZ
                                         360        397,000.00          1
    1518 CALLE ORINDA                  7.250          2,708.24         89
                                       7.000          2,708.24      450,000.00
    CAMARILLO        CA   93010          2            11/13/98         04
    0400162327                           05           01/01/99         25
    1588943                              O            12/01/28
    0


1


    1840276          196/G01             F          400,000.00         ZZ
                                         360        399,663.95          1
    7 ALPINE STREET                    6.875          2,627.72         80
                                       6.625          2,627.72      500,000.00
    BELLAIRE         TX   77401          1            10/07/98         00
    0431109503                           05           12/01/98          0
    1208660                              O            11/01/28
    0


    1840343          F62/G01             F          196,500.00         ZZ
                                         360        196,354.13          1
    5900 SW 56 TERRACE                 7.500          1,374.00         95
                                       7.250          1,374.00      209,000.00
    SOUTH MIAMI      FL   33143          1            10/07/98         04
    0431126515                           05           12/01/98         30
    0000                                 O            11/01/28
    0


    1840347          196/G01             F          252,000.00         ZZ
                                         360        251,803.41          1
    1525 CROWN STREET                  7.250          1,719.09         80
                                       7.000          1,719.09      315,000.00
    REDLANDS         CA   92373          1            10/21/98         00
    0431104843                           05           12/01/98          0
    1214624                              O            11/01/28
    0


    1840358          196/G01             F          243,000.00         ZZ
                                         360        242,800.81          1
    5190 WINONA COURT                  7.000          1,616.69         89
                                       6.750          1,616.69      275,000.00
    OCEANSIDE        CA   92057          2            10/05/98         12
    0431116383                           05           12/01/98         25
    1190753                              O            11/01/28
    0


    1840366          196/G01             F          497,000.00         ZZ
                                         360        496,631.15          1
    39860 TANDIKA TRAIL                7.500          3,475.10         70
                                       7.250          3,475.10      710,000.00
    PALM DESERT      CA   92211          2            10/19/98         00
    0431104769                           03           12/01/98          0
    1210771                              O            11/01/28
    0


    1840370          196/G01             F          279,000.00         ZZ
                                         360        278,765.60          1
    10716 BRYANT COURT                 6.875          1,832.84         90
                                       6.625          1,832.84      310,000.00
1


    WESTMINSTER      CO   80234          2            10/16/98         10
    0431105071                           03           12/01/98         25
    1195557                              O            11/01/28
    0


    1840372          196/G01             F          274,550.00         ZZ
                                         360        274,319.34          1
    1025 NORTH SREENLAND DRIVE         6.875          1,803.60         95
                                       6.625          1,803.60      289,000.00
    BURBANK          CA   91505          1            10/08/98         10
    0431105055                           05           12/01/98         30
    1193203                              O            11/01/28
    0


    1840374          196/G01             F          500,000.00         ZZ
                                         360        499,628.92          1
    27979 BAKER LANE                   7.500          3,496.08         53
                                       7.250          3,496.08      950,000.00
    LOS ALTOS HILLS  CA   94022          5            10/05/98         00
    0431104793                           05           12/01/98          0
    1188607                              O            11/01/28
    0


    1840376          196/G01             F          322,800.00         ZZ
                                         360        322,535.40          1
    26112 CALLE CRESTA                 7.000          2,147.60         80
                                       6.750          2,147.60      403,500.00
    MISSION VIEJO    CA   92692          1            10/20/98         00
    0431104835                           03           12/01/98          0
    1165975                              O            11/01/28
    0


    1840392          196/G01             F          256,000.00         ZZ
                                         360        255,814.71          1
    3849 EL MORENO STREET              7.625          1,811.96         80
                                       7.375          1,811.96      320,000.00
    GLENDALE         CA   91214          1            10/28/98         00
    0431104819                           05           12/01/98          0
    1216958                              O            11/01/28
    0


    1840444          J95/J95             F          207,950.00         ZZ
                                         360        207,787.77          1
    3631 PINON CANYON COURT            7.250          1,418.59         80
                                       7.000          1,418.59      259,950.00
    CASTRO VALLEY    CA   94552          1            10/23/98         00
    0016279242                           01           12/01/98          0
    0016279242                           O            11/01/28
    0
1




    1840475          811/G01             F          323,250.00         ZZ
                                         360        323,250.00          1
    3339 CARLYLE TERRACE               7.375          2,232.61         90
                                       7.125          2,232.61      359,200.00
    LAFAYETTE        CA   94549          1            11/09/98         19
    0431114412                           05           01/01/99         25
    FM02104324                           O            12/01/28
    0


    1840576          K08/G01             F          129,600.00         ZZ
                                         360        129,600.00          1
    8326 BARDWELL AVENUE               8.000            950.96         80
                                       7.750            950.96      162,000.00
    PANORAMA CITY A  CA   91402          2            11/05/98         00
    0411128341                           05           01/01/99          0
    411128341                            O            12/01/28
    0


    1840586          637/G01             F          409,000.00         ZZ
                                         360        408,664.74          1
    6391 VICANNA DRIVE                 7.000          2,721.09         63
                                       6.750          2,721.09      650,000.00
    SAN JOSE         CA   95129          2            10/27/98         00
    0431119114                           05           12/01/98          0
    0013442959                           O            11/01/28
    0


    1840599          637/G01             F          284,150.00         ZZ
                                         360        283,917.08          1
    370 OXFORD AVENUE                  7.000          1,890.46         56
                                       6.750          1,890.46      515,000.00
    PALO ALTO        CA   94306          2            10/26/98         00
    0431122233                           05           12/01/98          0
    0010944809                           O            11/01/28
    0


    1840613          638/G01             F          264,500.00         ZZ
                                         360        264,288.48          1
    1994 PALMETTO TERRACE              7.125          1,781.99         80
                                       6.875          1,781.99      334,000.00
    FULLERTON        CA   92831          2            10/28/98         00
    0431105501                           09           12/01/98          0
    08816641                             O            11/01/28
    0


    1840615          638/G01             F          375,500.00         ZZ
                                         360        375,192.21          1
1


    321 TWIN POND DRIVE                7.000          2,498.21         80
                                       6.750          2,498.21      469,454.00
    WEST CHESTER     PA   19382          1            10/26/98         00
    0431109123                           03           12/01/98          0
    8799197                              O            11/01/28
    0


    1840630          638/G01             F          280,000.00         ZZ
                                         360        279,764.77          1
    58 WESTPORT ROAD                   6.875          1,839.40         80
                                       6.625          1,839.40      350,000.00
    WILTON           CT   06897          5            10/21/98         00
    0431109180                           05           12/01/98          0
    8801513                              O            11/01/28
    0


    1840656          638/G01             F          300,000.00         ZZ
                                         360        299,760.09          1
    23 HOWARD STREET                   7.125          2,021.16         64
                                       6.875          2,021.16      475,000.00
    READING          MA   01867          1            10/15/98         00
    0431105956                           05           12/01/98          0
    8788456                              O            11/01/28
    0


    1840757          003/G01             F          227,150.00         ZZ
                                         360        227,150.00          1
    5180 BEACH FOREST DRIVE            7.250          1,549.57         80
                                       7.000          1,549.57      285,000.00
    LILBURN          GA   30047          1            11/13/98         00
    0431125798                           05           01/01/99          0
    0010148534                           O            12/01/28
    0


    1840789          562/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    3095 MORGAN DRIVE                  7.750            773.73         53
                                       7.500            773.73      205,000.00
    WANTAGH          NY   11793          5            11/10/98         00
    0431114677                           05           01/01/99          0
    579003                               O            12/01/28
    0


    1840810          196/G01             F          400,000.00         ZZ
                                         360        399,695.62          1
    1514 RIDGEWAY DRIVE                7.375          2,762.71         80
                                       7.125          2,762.71      500,000.00
    GLENDALE         CA   91202          1            10/23/98         00
    0431110634                           05           12/01/98          0
1


    1215250                              O            11/01/28
    0


    1840818          196/G01             F          294,000.00         ZZ
                                         360        293,770.65          1
    3983 PHARR STREET                  7.250          2,005.60         80
                                       7.000          2,005.60      367,500.00
    METAIRIE         LA   70002          1            10/19/98         00
    0431110113                           05           12/01/98          0
    1189805                              O            11/01/28
    0


    1840825          196/G01             F          242,400.00         ZZ
                                         360        242,191.29          1
    5960 SOUTH LAKE GULCH ROAD         6.750          1,572.21         80
                                       6.500          1,572.21      303,000.00
    CASTLE ROCK      CO   80104          1            10/30/98         00
    0431110923                           05           12/01/98          0
    1195002                              O            11/01/28
    0


    1840833          196/G01             F          280,800.00         ZZ
                                         360        280,558.23          1
    1475 BERYL STREET                  6.750          1,821.27         80
                                       6.500          1,821.27      351,000.00
    SAN DIEGO        CA   92109          1            10/06/98         00
    0431110733                           05           12/01/98          0
    1208601                              O            11/01/28
    0


    1840851          196/G01             F          280,000.00         ZZ
                                         360        279,776.08          1
    14 COWHILL ROAD/16 DARLEY LANE     7.125          1,886.42         75
                                       6.875          1,886.42      375,000.00
    WAINSCOTT        NY   11975          1            09/30/98         00
    0431110329                           05           12/01/98          0
    1190197                              O            11/01/28
    0


    1840858          196/G01             F          256,500.00         ZZ
                                         360        256,304.82          1
    13976 CRESENTA WAY                 7.375          1,771.59         95
                                       7.125          1,771.59      270,000.00
    RANCHO CUCAMONG  CA   91739          2            10/26/98         12
    0431109107                           05           12/01/98         30
    121602                               O            11/01/28
    0


1


    1840870          196/G01             F          290,700.00         ZZ
                                         360        290,484.26          1
    4030 WEST 7TH STREET               7.500          2,032.62         90
                                       7.250          2,032.62      323,000.00
    LOS ANGELES      CA   90005          1            10/09/98         10
    0431107515                           05           12/01/98         25
    1212259                              O            11/01/28
    0


    1840884          196/G01             F          510,000.00         ZZ
                                         360        509,621.50          1
    1308 BROOKSIDE DRIVE               7.500          3,566.00         77
                                       7.250          3,566.00      670,000.00
    NORMAN           OK   73072          2            10/19/98         00
    0431114966                           03           12/01/98          0
    1185694                              O            11/01/28
    0


    1840886          196/G01             F          248,500.00         ZZ
                                         360        248,301.27          1
    1706 CALLE CERRO                   7.125          1,674.20         70
                                       6.875          1,674.20      355,000.00
    SANTA BARBARA    CA   93101          5            10/05/98         00
    0431108919                           05           12/01/98          0
    1195341                              O            11/01/28
    0


    1840894          196/G01             F          238,500.00         ZZ
                                         360        238,294.65          1
    17431 JESSICA LANE                 6.750          1,546.91         90
                                       6.500          1,546.91      265,000.00
    CHINO HILLS      CA   91709          2            10/29/98         10
    0431107531                           05           12/01/98         25
    1192082                              O            11/01/28
    0


    1840933          196/G01             F          258,750.00         ZZ
                                         360        258,543.08          1
    955 SUNNYHILL PLACE                7.125          1,743.25         75
                                       6.875          1,743.25      345,000.00
    DIAMOND BAR      CA   91765          1            10/21/98         00
    0431106889                           05           12/01/98          0
    1213823                              O            11/01/28
    0


    1840945          196/G01             F           66,800.00         ZZ
                                         360         66,743.88          1
    5101 GREENHEART DRIVE              6.875            438.83         80
                                       6.625            438.83       83,500.00
1


    AUSTIN           TX   78745          1            10/16/98         00
    0431106822                           05           12/01/98          0
    1187324                              O            11/01/28
    0


    1841003          J95/J95             F          360,000.00         ZZ
                                         360        359,436.64          1
    1232 WEEPING OAKS COURT            7.250          2,455.83         56
                                       7.000          2,455.83      651,000.00
    SAN JOSE         CA   95120          5            09/30/98         00
    0013407770                           05           11/01/98          0
    0013407770                           O            10/01/28
    0


    1841008          J95/J95             F          300,000.00         ZZ
                                         360        299,747.96          1
    18 STONEHILL ROAD                  6.875          1,970.79         59
                                       6.625          1,970.79      510,000.00
    WAYNE            NJ   07470          1            10/19/98         00
    000947221                            05           12/01/98          0
    000947221                            O            11/01/28
    0


    1841009          J95/J95             F          333,000.00         ZZ
                                         360        332,740.23          1
    177 ALPINE AVENUE                  7.250          2,271.65         80
                                       7.000          2,271.65      420,000.00
    GOLDEN           CO   80401          2            10/06/98         00
    0013350012                           05           12/01/98          0
    0013350012                           O            11/01/28
    0


    1841010          225/225             F          340,000.00         ZZ
                                         360        339,741.28          1
    726 AVALON COURT                   7.375          2,348.30         76
                                       7.125          2,348.30      450,000.00
    SAN DIEGO        CA   92109          2            10/01/98         00
    7046855                              05           12/01/98          0
    7046855                              O            11/01/28
    0


    1841017          J95/J95             F          252,000.00         ZZ
                                         360        251,822.14          1
    211 KING GEORGE STREET             7.750          1,805.36         80
    UNIT-B                             7.500          1,805.36      315,000.00
    ANNAPOLIS        MD   21401          1            10/15/98         00
    0009574088                           01           12/01/98          0
    0009574088                           O            11/01/28
    0
1




    1841020          J95/J95             F          350,000.00         ZZ
                                         360        349,705.95          1
    5302 EAST PALOMINO ROAD            6.875          2,299.26         75
                                       6.625          2,299.26      470,000.00
    PHOENIX          AZ   85018          5            10/19/98         00
    0016272668                           05           12/01/98          0
    0016272668                           O            11/01/28
    0


    1841027          J95/J95             F          290,000.00         ZZ
                                         360        287,436.17          1
    951 MT. VERNON                     7.125          1,953.79         27
                                       6.875          1,953.79    1,100,000.00
    LAKE FOREST      IL   60045          2            09/25/98         00
    0016201527                           05           11/01/98          0
    0016201527                           O            10/01/28
    0


    1841028          225/225             F          285,000.00         ZZ
                                         360        284,742.35          1
    1447 NORMAN DRIVE                  6.500          1,801.40         64
                                       6.250          1,801.40      452,000.00
    SAN JOSE         CA   94087          2            10/01/98         00
    7061013                              05           12/01/98          0
    7061013                              O            11/01/28
    0


    1841031          J95/J95             F          315,000.00         ZZ
                                         360        313,845.48          1
    15020 VALLEY VISTA BOULEVARD       7.625          2,229.55         90
                                       7.375          2,229.55      350,000.00
    SHERMAN OAKS AR  CA   91403          1            06/23/98         04
    0012801486                           05           08/01/98         25
    0012801486                           O            07/01/28
    0


    1841048          J95/J95             F          193,600.00         ZZ
                                         360        193,445.18          1
    7355 BEDFORD WAY                   7.125          1,304.32         80
                                       6.875          1,304.32      242,000.00
    DUBLIN           CA   94568          1            10/01/98         00
    0013408976                           05           12/01/98          0
    0013408976                           O            11/01/28
    0


    1841055          J95/J95             F          400,000.00         ZZ
                                         360        399,687.96          1
1


    33683 MELLO WAY                    7.250          2,728.71         80
                                       7.000          2,728.71      505,000.00
    FREMONT          CA   94555          2            10/16/98         00
    0013464136                           05           12/01/98          0
    0013464136                           O            11/01/28
    0


    1841070          J95/J95             F          249,500.00         ZZ
                                         360        249,290.39          1
    1960 SHERLOCK HOLMES STREET        6.875          1,639.04         80
                                       6.625          1,639.04      312,000.00
    ELDERSBURG       MD   21784          2            10/08/98         00
    000950612                            05           12/01/98          0
    000950612                            O            11/01/28
    0


    1841072          J95/J95             F          280,000.00         ZZ
                                         360        279,770.48          1
    10215 CROSSCUT WAY                 7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
    DAMASCUS         MD   20872          2            10/13/98         00
    000951301                            03           12/01/98          0
    000951301                            O            11/01/28
    0


    1841094          E82/G01             F          293,700.00         ZZ
                                         360        293,700.00          1
    1146 BROADMOOR DRIVE               7.000          1,953.99         80
                                       6.750          1,953.99      370,000.00
    NAPA             CA   94558          2            11/13/98         00
    0431104884                           05           01/01/99          0
    0400156824                           O            12/01/28
    0


    1841160          A52/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
    374 HIGHTOWER ROAD                 7.625            962.60         74
                                       7.375            962.60      186,000.00
    HIRAM            GA   30141          2            11/13/98         00
    0431111012                           05           01/01/99          0
    6928                                 O            12/01/28
    0


    1841174          253/253             F          220,000.00         ZZ
                                         360        220,000.00          1
    4549 HITCHING POST LANE            7.000          1,463.67         80
                                       6.750          1,463.67      275,000.00
    PLANO            TX   75024          1            11/06/98         00
    928308                               03           01/01/99          0
1


    928308                               O            12/01/28
    0


    1841210          964/G01             F          463,200.00         ZZ
                                         360        463,200.00          1
    729 LOS PALOS DRIVE                7.250          3,159.84         80
                                       7.000          3,159.84      579,000.00
    LAFAYETTE        CA   94549          1            11/06/98         00
    0431105824                           05           01/01/99          0
    44124                                O            12/01/28
    0


    1841216          A50/G01             F          233,600.00         ZZ
                                         360        233,422.25          1
    3750 RIVER OAKS LANE               7.375          1,613.42         80
                                       7.125          1,613.42      292,000.00
    BIRMINGHAM       AL   35223          2            10/26/98         00
    0431124395                           05           12/01/98          0
    117640                               O            11/01/28
    0


    1841222          964/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
    9101 AERO DRIVE                    7.750          1,203.57         79
                                       7.500          1,203.57      215,000.00
    PICO RIVERA      CA   90660          2            11/03/98         00
    0431105899                           05           01/01/99          0
    42704                                O            12/01/28
    0


    1841227          E48/G01             F          242,000.00         ZZ
                                         360        239,521.55          1
    9404 COXBORO DRIVE                 7.250          1,650.87         79
                                       7.000          1,650.87      310,000.00
    BRENTWOOD        TN   37027          2            02/20/98         00
    0431111202                           03           04/01/98          0
    209598M                              O            03/01/28
    0


    1841234          K88/G01             F          478,500.00         ZZ
                                         300        478,500.00          1
    3 HEMLOCK LANE                     7.125          3,420.19         54
                                       6.875          3,420.19      900,000.00
    HOLMDEL          NJ   07733          2            11/13/98         00
    0431111418                           05           01/01/99          0
    8931                                 O            12/01/23
    0


1


    1841235          637/G01             F          348,750.00         ZZ
                                         360        348,449.73          1
    414 LEDA LANE                      6.750          2,261.99         75
                                       6.500          2,261.99      465,000.00
    ARCADIA          CA   91006          5            10/27/98         00
    0431106061                           05           12/01/98          0
    4305132                              O            11/01/28
    0


    1841241          573/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    4304 RUEDA DRIVE                   7.000          1,729.79         80
                                       6.750          1,729.79      325,000.00
    SAN DIEGO        CA   92124          1            11/06/98         00
    0431107564                           05           01/01/99          0
    139898                               O            12/01/28
    0


    1841251          K08/G01             F           61,200.00         ZZ
                                         360         61,148.59          1
    1108 CAROLINE AVENUE               6.875            402.04         75
                                       6.625            402.04       82,000.00
    DAPHNE           AL   36526          2            10/29/98         00
    0411105695                           05           12/01/98          0
    411105695                            O            11/01/28
    0


    1841252          685/G01             F          428,650.00         ZZ
                                         360        428,650.00          1
    277 SYCAMORE GROVE STREET          7.750          3,070.90         80
                                       7.500          3,070.90      535,843.00
    SIMI VALLEY      CA   93065          1            11/06/98         00
    0431106590                           03           01/01/99          0
    115527                               O            12/01/28
    0


    1841254          889/G01             F          416,000.00         ZZ
                                         360        416,000.00          1
    206 BASINSIDE WAY                  7.375          2,873.21         80
                                       7.125          2,873.21      520,000.00
    ALAMEDA          CA   94502          1            11/05/98         00
    0431111186                           03           01/01/99          0
    51601787                             O            12/01/28
    0


    1841256          K08/G01             F          276,800.00         ZZ
                                         360        276,800.00          1
    28 HICKORY DRIVE                   7.500          1,935.43         80
                                       7.250          1,935.43      346,000.00
1


    NORTH CALDWELL   NJ   07006          1            11/04/98         00
    0411080260                           05           01/01/99          0
    411080260                            O            12/01/28
    0


    1841263          685/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    5585 MULBERRY WAY                  7.875          2,175.21         75
                                       7.625          2,175.21      400,000.00
    YORBA LINDA      CA   92887          2            11/09/98         00
    0431109636                           03           01/01/99          0
    116127                               O            12/01/28
    0


    1841264          K08/G01             F          235,900.00         ZZ
                                         360        235,715.98          1
    873 NORTH HARRISON STREET          7.250          1,609.25         70
                                       7.000          1,609.25      337,000.00
    ARLINGTON        VA   22205          1            11/03/98         00
    0411119977                           05           12/01/98          0
    411119977                            O            11/01/28
    0


    1841270          685/G01             F           67,000.00         ZZ
                                         360         67,000.00          1
    325 EAST JACKSON AVENUE            7.750            480.00         37
                                       7.500            480.00      182,000.00
    ORANGE           CA   92867          2            11/05/98         00
    0431110741                           05           01/01/99          0
    116185                               O            12/01/28
    0


    1841304          637/G01             F          245,900.00         ZZ
                                         360        245,900.00          1
    2345 PINARD STREET                 7.125          1,656.68         64
                                       6.875          1,656.68      385,000.00
    MILPITAS         CA   95035          2            11/02/98         00
    0431110584                           03           01/01/99          0
    0010943256                           O            12/01/28
    0


    1841331          E87/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    33680 CATTLE CREEK ROAD            7.250          1,828.23         80
                                       7.000          1,828.23      335,000.00
    ACTON            CA   93510          1            11/06/98         00
    0431105246                           05           01/01/99          0
    70001797                             O            12/01/28
    0
1




    1841332          562/G01             F          232,400.00         ZZ
                                         360        232,400.00          1
    131 FLORES LANE                    7.375          1,605.13         75
                                       7.125          1,605.13      309,900.00
    STONY POINT      NY   10980          1            11/16/98         00
    0431111533                           05           01/01/99          0
    575985                               O            12/01/28
    0


    1841336          562/562             F          109,000.00         ZZ
                                         240        109,000.00          1
    1550 CROTON LAKE ROAD              7.125            853.28         51
                                       6.875            853.28      215,000.00
    YORKTOWN         NY   10598          5            11/06/98         00
    578740                               05           01/01/99          0
    578740                               O            12/01/18
    0


    1841431          624/G01             F          303,500.00         ZZ
                                         360        303,500.00          1
    181 SHAKE TREE LANE                7.750          2,174.31         64
                                       7.500          2,174.31      475,000.00
    SCOTTS VALLEY    CA   95066          2            10/05/98         00
    0431108240                           05           01/01/99          0
    46000680916                          O            12/01/28
    0


    1841444          765/G01             F          281,700.00         ZZ
                                         360        281,474.72          1
    24161 KATHY AVENUE                 7.125          1,897.87         90
                                       6.875          1,897.87      313,000.00
    LAKE FOREST      CA   92630          1            10/19/98         11
    0431108281                           03           12/01/98         25
    107726                               O            11/01/28
    0


    1841466          976/976             F          260,000.00         ZZ
                                         360        259,792.08          1
    22121 KOBS ROAD                    7.125          1,751.67         90
                                       6.875          1,751.67      290,000.00
    TOMBALL          TX   77375          1            10/29/98         04
    5147845                              05           12/01/98         25
    5147845                              O            11/01/28
    0


    1841468          976/976             F          350,000.00         ZZ
                                         360        348,210.23          1
1


    2 ROCKLAND VUE COURT               6.875          2,299.26         78
                                       6.625          2,299.26      450,000.00
    RUXTON           MD   21204          1            05/15/98         00
    5170241                              03           07/01/98          0
    5170241                              O            06/01/28
    0


    1841470          976/976             F          510,000.00         ZZ
                                         360        507,859.24          1
    178 BROOKVILLE ROAD                7.875          3,697.86         61
                                       7.625          3,697.86      845,000.00
    MUTTONTOWN       NY   11545          2            05/01/98         00
    5193665                              05           07/01/98          0
    5193665                              O            06/01/28
    0


    1841471          976/976             F          695,000.00         ZZ
                                         360        690,240.04          1
    300 C.P.W APT 4G                   7.500          4,859.55         34
                                       7.250          4,859.55    2,100,000.00
    NEW YORK         NY   10024          2            03/02/98         00
    5194413                              11           04/01/98          0
    5194413                              O            03/01/28
    0


    1841472          976/976             F          290,000.00         ZZ
                                         360        290,000.00          1
    19087 RED HAWK WAY                 6.875          1,905.10         73
                                       6.625          1,905.10      398,990.00
    SALINAS          CA   93908          1            11/02/98         00
    5204328                              03           01/01/99          0
    5204328                              O            12/01/28
    0


    1841473          976/976             F          433,500.00         ZZ
                                         360        433,153.33          1
    45500 CYPRESS DRIVE                7.125          2,920.58         74
                                       6.875          2,920.58      590,000.00
    MENDOCINO        CA   95460          2            10/21/98         00
    5243852                              05           12/01/98          0
    5243852                              O            11/01/28
    0


    1841475          976/976             F          164,750.00         ZZ
                                         360        164,750.00          1
    25503 FITZGERALD AVENUE            7.250          1,123.89         80
                                       7.000          1,123.89      205,990.00
    STEVENSON RANCH  CA   91381          1            11/02/98         00
    5256509                              01           01/01/99          0
1


    5256509                              O            12/01/28
    0


    1841476          976/976             F          245,150.00         ZZ
                                         360        244,953.95          1
    9 TIMBERLINE DRIVE                 7.125          1,651.63         76
                                       6.875          1,651.63      326,000.00
    SPARTA           NJ   07871          2            10/29/98         00
    5268086                              05           12/01/98          0
    5268086                              O            11/01/28
    0


    1841477          976/976             F          285,000.00         ZZ
                                         360        284,793.72          1
    147 MOUMTAIN AVENUE                7.625          2,017.22         73
                                       7.375          2,017.22      392,500.00
    SUMMIT           NJ   07901          5            10/29/98         00
    5268187                              05           12/01/98          0
    5268187                              O            11/01/28
    0


    1841478          976/976             F          269,100.00         ZZ
                                         360        268,890.07          1
    2651 OCEAN FRONT WALK              7.250          1,835.74         63
                                       7.000          1,835.74      430,000.00
    SAN DIEGO        CA   92109          2            10/22/98         00
    5269687                              01           12/01/98          0
    5269687                              O            11/01/28
    0


    1841480          976/976             F          273,150.00         ZZ
                                         360        273,150.00          1
    1884 PORT RENWICK                  7.000          1,817.28         90
                                       6.750          1,817.28      303,500.00
    CHULA VISTA      CA   91913          1            11/02/98         11
    5269817                              03           01/01/99         25
    5269817                              O            12/01/28
    0


    1841481          893/G01             F          281,600.00         ZZ
                                         360        281,600.00          1
    204 ALMADEN WAY                    7.750          2,017.42         80
                                       7.500          2,017.42      352,000.00
    SAN MATEO        CA   94403          1            11/06/98         00
    0431107325                           05           01/01/99          0
    19807796                             O            12/01/28
    0


1


    1841483          976/976             F          370,400.00         ZZ
                                         360        370,400.00          1
    2108 NORTH SUMMER WOOD DRIVE       7.000          2,464.29         80
                                       6.750          2,464.29      463,000.00
    FARMINGTON       UT   84025          1            11/04/98         00
    5291513                              05           01/01/99          0
    5291513                              O            12/01/28
    0


    1841485          976/976             F          738,100.00         ZZ
                                         360        737,524.20          1
    972 SOUTH WELLESLEY AVENUE         7.250          5,035.15         55
                                       7.000          5,035.15    1,350,000.00
    LOS ANGELES      CA   90049          2            10/23/98         00
    5311100                              05           12/01/98          0
    5311100                              O            11/01/28
    0


    1841488          976/976             F          116,000.00         ZZ
                                         360        115,818.46          1
    2913 CRESCENT COURT                7.250            791.33         80
                                       7.000            791.33      145,000.00
    SACRAMENTO       CA   95825          1            09/21/98         00
    5327784                              05           11/01/98          0
    5327784                              O            10/01/28
    0


    1841492          976/976             F          231,000.00         ZZ
                                         360        230,810.65          1
    6 CARRIAGE LANE                    7.000          1,536.85         70
                                       6.750          1,536.85      330,000.00
    NANUET           NY   10954          1            10/23/98         00
    5332151                              05           12/01/98          0
    5332151                              O            11/01/28
    0


    1841493          976/976             F          240,000.00         ZZ
                                         360        239,808.07          1
    99 BELMONT CIRCLE                  7.125          1,616.93         78
                                       6.875          1,616.93      310,000.00
    SYOSSET          NY   11791          2            10/16/98         00
    5332165                              05           12/01/98          0
    5332165                              O            11/01/28
    0


    1841494          976/976             F          179,500.00         ZZ
                                         360        179,232.72          1
    8124 EAST VIA SONRISA              7.500          1,255.10         80
                                       7.250          1,255.10      224,500.00
1


    SCOTTSDALE       AZ   85258          1            09/22/98         00
    5332689                              03           11/01/98          0
    5332689                              O            10/01/28
    0


    1841495          976/976             F           96,500.00         ZZ
                                         360         96,356.31          1
    11780 CHESAPEAKE DR                7.500            674.75         73
                                       7.250            674.75      133,200.00
    RENO             NV   89506          2            09/25/98         00
    5332959                              05           11/01/98          0
    5332959                              O            10/01/28
    0


    1841500          976/976             F          190,600.00         ZZ
                                         360        190,435.30          1
    610 GRIMES BRIDGE LANDING          6.875          1,252.11         50
                                       6.625          1,252.11      387,000.00
    ROSWELL          GA   30075          2            10/08/98         00
    5337308                              05           12/01/98          0
    5337308                              O            11/01/28
    0


    1841501          976/976             F          152,700.00         ZZ
                                         360        152,466.88          1
    26024 PRIESTERS POND DRIVE         7.375          1,054.67         80
                                       7.125          1,054.67      191,000.00
    SOUTH RIDING     VA   20152          1            09/25/98         00
    5338813                              09           11/01/98          0
    5338813                              O            10/01/28
    0


    1841502          976/976             F          183,550.00         ZZ
                                         360        183,413.78          1
    13665 KINGSBRIDGE STREET           7.500          1,283.41         80
                                       7.250          1,283.41      229,478.00
    WESTMINSTER      CA   92683          1            10/28/98         00
    5351187                              03           12/01/98          0
    5351187                              O            11/01/28
    0


    1841504          976/976             F          350,000.00         ZZ
                                         360        350,000.00          2
    294 6TH AVENUE                     7.125          2,358.02         64
                                       6.875          2,358.02      550,000.00
    BROOKLYN         NY   11215          1            11/06/98         00
    5352784                              05           01/01/99          0
    5352784                              O            12/01/28
    0
1




    1841506          976/976             F          245,000.00         ZZ
                                         360        242,660.71          1
    138 NORTH NEW HAMPSHIRE STRE       7.375          1,692.16         52
                                       7.125          1,692.16      480,000.00
    COVINGTON        LA   70433          2            10/26/98         00
    5360403                              05           12/01/98          0
    5360403                              O            11/01/28
    0


    1841508          976/976             F          300,000.00         ZZ
                                         360        299,777.35          1
    2126 SHOSHONE CIRCLE               7.500          2,097.65         95
                                       7.250          2,097.65      316,500.00
    DANVILLE         CA   94526          1            09/25/98         11
    5360410                              09           11/01/98         30
    5360410                              O            10/01/28
    0


    1841510          976/976             F          146,400.00         ZZ
                                         360        146,165.16          1
    1074 OAK VALLEY DRIVE              7.125            986.32         80
                                       6.875            986.32      183,000.00
    KELLER           TX   76148          1            09/16/98         00
    5363867                              05           11/01/98          0
    5363867                              O            10/01/28
    0


    1841511          976/976             F          356,000.00         ZZ
                                         360        356,000.00          1
    5500 SMALLWOOD CT                  7.375          2,458.81         75
                                       7.125          2,458.81      475,000.00
    CLARKSVILLE      MD   21029          2            11/06/98         00
    5364470                              05           01/01/99          0
    5364470                              O            12/01/28
    0


    1841516          976/976             F          253,600.00         ZZ
                                         360        253,392.12          1
    4118 EAST MAPLE TREE DRIVE         7.000          1,687.21         80
                                       6.750          1,687.21      317,000.00
    ANAHEIM          CA   92807          1            10/02/98         00
    5370034                              05           12/01/98          0
    5370034                              O            11/01/28
    0


    1841517          976/976             F          327,418.00         ZZ
                                         360        327,156.16          1
1


    755 MICHAELS CREEK                 7.125          2,205.88         57
                                       6.875          2,205.88      580,000.00
    EVANS            GA   30809          2            10/27/98         00
    5372540                              05           12/01/98          0
    5372540                              O            11/01/28
    0


    1841519          976/976             F          285,600.00         ZZ
                                         360        285,398.42          1
    505 HIDDEN VALLEY ROAD             7.750          2,046.08         80
                                       7.500          2,046.08      357,000.00
    WATSONVILLE      CA   95076          1            10/26/98         00
    5378663                              05           12/01/98          0
    5378663                              O            11/01/28
    0


    1841522          976/976             F          470,400.00         ZZ
                                         360        470,042.06          1
    564 SHORE ACRES DRIVE              7.375          3,248.94         78
                                       7.125          3,248.94      610,000.00
    MAMARONECK       NY   10543          2            11/05/98         00
    5381507                              05           12/01/98          0
    5381507                              O            11/01/28
    0


    1841526          976/976             F          264,000.00         ZZ
                                         360        263,799.11          1
    3834 2ND AVENUE                    7.375          1,823.39         80
                                       7.125          1,823.39      330,000.00
    GLENDALE         CA   91214          1            10/22/98         00
    5384099                              05           12/01/98          0
    5384099                              O            11/01/28
    0


    1841527          976/976             F          191,600.00         ZZ
                                         360        191,446.78          1
    8 OAK STREET                       7.125          1,290.85         80
                                       6.875          1,290.85      239,500.00
    MEDWAY           MA   02053          1            10/30/98         00
    5384717                              05           12/01/98          0
    5384717                              O            11/01/28
    0


    1841530          976/976             F          389,000.00         ZZ
                                         360        388,665.08          1
    1907 CURTIS AVENUE                 6.750          2,523.05         79
                                       6.500          2,523.05      495,000.00
    REDONDO BEACH    CA   90278          2            10/21/98         00
    5386622                              05           12/01/98          0
1


    5386622                              O            11/01/28
    0


    1841536          976/976             F          150,000.00         ZZ
                                         360        149,776.64          1
    25 FORTUNE LANE                    7.500          1,048.83         59
                                       7.250          1,048.83      255,000.00
    DUXBURY          MA   02331          1            09/25/98         00
    5392323                              05           11/01/98          0
    5392323                              O            10/01/28
    0


    1841537          976/976             F          295,200.00         ZZ
                                         360        294,975.37          1
    49 FULLER AVENUE                   7.375          2,038.88         90
                                       7.125          2,038.88      328,000.00
    SWAMPSCOTT       MA   01907          2            10/30/98         21
    5392475                              05           12/01/98         25
    5392475                              O            11/01/28
    0


    1841538          976/976             F          389,000.00         ZZ
                                         360        388,688.92          1
    604 WALNUT STREET                  7.125          2,620.77         52
                                       6.875          2,620.77      762,000.00
    NEWTON           MA   02165          5            10/29/98         00
    5392519                              05           12/01/98          0
    5392519                              O            11/01/28
    0


    1841540          976/976             F          350,000.00         ZZ
                                         360        349,726.96          1
    79 BAXTER ROAD                     7.250          2,387.62         42
                                       7.000          2,387.62      840,000.00
    BROOKLINE        MA   02445          5            10/29/98         00
    5392563                              05           12/01/98          0
    5392563                              O            11/01/28
    0


    1841541          976/976             F          424,500.00         ZZ
                                         360        424,500.00          1
    5 MAINSTONE ROAD                   7.250          2,895.84         75
                                       7.000          2,895.84      566,000.00
    NATICK           MA   01760          5            11/03/98         00
    5392813                              05           01/01/99          0
    5392813                              O            12/01/28
    0


1


    1841542          976/976             F          244,000.00         ZZ
                                         360        243,799.99          1
    17220 ORANGEWOOD LANE              7.000          1,623.34         80
                                       6.750          1,623.34      305,000.00
    YORBA LINDA      CA   92686          1            10/02/98         00
    5396438                              05           12/01/98          0
    5396438                              O            11/01/28
    0


    1841544          976/976             F           87,750.00         ZZ
                                         360         87,125.54          1
    727 GRACELAND DRIVE                7.875            636.25         63
                                       7.625            636.25      140,000.00
    ASHEBORO         NC   27203          2            09/28/98         00
    5402236                              05           11/01/98          0
    5402236                              O            10/01/28
    0


    1841545          976/976             F          270,600.00         ZZ
                                         360        270,409.00          1
    206 CLARK ROAD                     7.750          1,938.62         40
                                       7.500          1,938.62      692,000.00
    BROOKLINE        MA   02146          2            10/29/98         00
    5402435                              05           12/01/98          0
    5402435                              O            11/01/28
    0


    1841547          976/976             F           78,500.00         ZZ
                                         240         78,362.53          1
    13 THIRD AVENUE NORTHWEST          7.750            644.45         73
                                       7.500            644.45      108,000.00
    GLENWOOD         MN   56334          2            10/02/98         00
    5404573                              05           12/01/98          0
    5404573                              O            11/01/18
    0


    1841549          976/976             F          171,600.00         ZZ
                                         360        171,344.48          1
    2742 HILLVIEW DRIVE #30            7.500          1,199.86         56
                                       7.250          1,199.86      310,000.00
    NEWPORT BEACH    CA   92660          5            09/28/98         00
    5410096                              01           11/01/98          0
    5410096                              O            10/01/28
    0


    1841550          976/976             F          633,750.00         ZZ
                                         360        633,217.57          1
    25 LAKEWOOD CIRCLE                 6.875          4,163.29         75
                                       6.625          4,163.29      845,000.00
1


    SAN MATEO        CA   94402          5            10/22/98         00
    5413858                              05           12/01/98          0
    5413858                              O            11/01/28
    0


    1841552          976/976             F          285,000.00         ZZ
                                         360        284,788.48          1
    1110 AUTUMNSONG WAY                7.500          1,992.77         75
                                       7.250          1,992.77      380,000.00
    SAN JOSE         CA   95131          2            10/21/98         00
    5416657                              05           12/01/98          0
    5416657                              O            11/01/28
    0


    1841553          976/976             F          290,000.00         ZZ
                                         360        289,779.33          1
    421 WOODBINE LANE                  7.375          2,002.96         70
                                       7.125          2,002.96      420,000.00
    DANVILLE         CA   94526          2            10/30/98         00
    5416686                              03           12/01/98          0
    5416686                              O            11/01/28
    0


    1841554          976/976             F          255,000.00         ZZ
                                         360        254,805.96          1
    440 TILLER LANE                    7.375          1,761.23         59
                                       7.125          1,761.23      439,000.00
    REDWOOD CITY     CA   94065          2            10/20/98         00
    5416898                              05           12/01/98          0
    5416898                              O            11/01/28
    0


    1841555          976/976             F          292,000.00         ZZ
                                         360        292,000.00          1
    29292 RIVER ROAD                   7.250          1,991.96         80
                                       7.000          1,991.96      365,000.00
    CLOVERDALE       CA   95425          1            11/09/98         00
    5416956                              05           01/01/99          0
    5416956                              O            12/01/28
    0


    1841556          976/976             F          259,350.00         ZZ
                                         360        259,350.00          1
    3273 HOOVER STREET                 7.125          1,747.29         95
                                       6.875          1,747.29      273,000.00
    REDWOOD CITY     CA   94063          1            11/03/98         21
    5416970                              05           01/01/99         30
    5416970                              O            12/01/28
    0
1




    1841558          976/976             F          300,000.00         ZZ
                                         360        299,760.09          1
    2 HAROLD AVENUE                    7.125          2,021.16         69
                                       6.875          2,021.16      435,000.00
    SAN FRANCISCO    CA   94112          1            10/29/98         00
    5417128                              05           12/01/98          0
    5417128                              O            11/01/28
    0


    1841559          976/976             F          790,500.00         ZZ
                                         360        789,883.33          1
    335 ST. FRANCIS BOULEVARD          7.250          5,392.61         57
                                       7.000          5,392.61    1,400,000.00
    SAN FRANCISCO    CA   94127          2            10/27/98         00
    5417359                              05           12/01/98          0
    5417359                              O            11/01/28
    0


    1841560          976/976             F          507,000.00         ZZ
                                         360        506,584.41          1
    316 EAGLE TRACE DRIVE              7.000          3,373.09         80
                                       6.750          3,373.09      635,000.00
    HALF MOON BAY    CA   94019          2            10/22/98         00
    5417371                              03           12/01/98          0
    5417371                              O            11/01/28
    0


    1841561          976/976             F          274,000.00         ZZ
                                         360        273,786.25          1
    3261 CAPRIANA CIRCLE               7.250          1,869.17         79
                                       7.000          1,869.17      348,000.00
    SAN JOSE         CA   95135          2            10/27/98         00
    5417603                              05           12/01/98          0
    5417603                              O            11/01/28
    0


    1841563          976/976             F          494,950.00         ZZ
                                         300        493,840.51          1
    130 SKIDOO LANE                    7.625          3,697.98         25
                                       7.375          3,697.98    2,000,000.00
    POLSON           MT   59860          2            09/29/98         00
    5424074                              05           11/01/98          0
    5424074                              O            10/01/23
    0


    1841565          976/976             F          353,400.00         ZZ
                                         360        353,400.00          1
1


    3030 ORION DRIVE                   7.250          2,410.82         68
                                       7.000          2,410.82      525,000.00
    COLORADO SPRING  CO   80906          5            11/02/98         00
    5424530                              05           01/01/99          0
    5424530                              O            12/01/28
    0


    1841566          976/976             F          239,000.00         ZZ
                                         360        238,822.62          1
    406 UNION AVENUE #F                7.500          1,671.13         78
                                       7.250          1,671.13      310,000.00
    CAMPBELL         CA   95008          2            10/30/98         00
    5424799                              09           12/01/98          0
    5424799                              O            11/01/28
    0


    1841567          976/976             F          373,500.00         ZZ
                                         360        373,215.79          1
    3540 LARIAT LANE                   7.375          2,579.68         56
                                       7.125          2,579.68      678,000.00
    ROLLING HILLS E  CA   90274          2            10/02/98         00
    5428018                              05           12/01/98          0
    5428018                              O            11/01/28
    0


    1841568          976/976             F          232,750.00         ZZ
                                         360        232,412.00          1
    370 ORIZABA AVENUE                 7.625          1,647.39         95
                                       7.375          1,647.39      245,000.00
    LONG BEACH       CA   90814          1            09/23/98         11
    5428299                              05           11/01/98         30
    5428299                              O            10/01/28
    0


    1841571          976/976             F          314,000.00         ZZ
                                         360        313,652.62          1
    1027 AVENUE B                      7.375          2,168.73         80
                                       7.125          2,168.73      392,500.00
    REDONDO BEACH    CA   90277          1            10/27/98         00
    5428525                              05           12/01/98          0
    5428525                              O            11/01/28
    0


    1841574          976/976             F          386,000.00         ZZ
                                         360        385,683.60          1
    112 18TH STREET                    7.000          2,568.07         65
                                       6.750          2,568.07      600,000.00
    HUNTINGTON BEAC  CA   92648          2            10/30/98         00
    5428598                              05           12/01/98          0
1


    5428598                              O            11/01/28
    0


    1841575          976/976             F          154,050.00         ZZ
                                         360        153,923.72          1
    6815 VIVIAN AVENUE                 7.000          1,024.90         80
                                       6.750          1,024.90      192,610.00
    DALLAS           TX   75211          1            10/21/98         00
    5429510                              05           12/01/98          0
    5429510                              O            11/01/28
    0


    1841578          976/976             F          266,300.00         ZZ
                                         360        266,097.37          1
    300 MELROSE DRIVE                  7.375          1,839.27         77
                                       7.125          1,839.27      350,000.00
    OXNARD AREA      CA   93035          2            10/16/98         00
    5430858                              05           12/01/98          0
    5430858                              O            11/01/28
    0


    1841582          976/976             F          334,500.00         ZZ
                                         360        334,218.98          1
    15612 BRITENBUSH COURT             6.875          2,197.43         75
                                       6.625          2,197.43      450,000.00
    WATERFORD        VA   20197          2            11/02/98         00
    5432851                              03           12/01/98          0
    5432851                              O            11/01/28
    0


    1841584          976/976             F          300,000.00         ZZ
                                         360        299,771.72          1
    3005 BARKLEY GATE LANE             7.375          2,072.03         80
                                       7.125          2,072.03      378,000.00
    FAIRFAX          VA   22031          2            11/05/98         00
    5432906                              03           12/01/98          0
    5432906                              O            11/01/28
    0


    1841587          976/976             F          307,500.00         ZZ
                                         360        307,247.94          1
    2316 S. ARLINGTON RIDGE ROAD       7.000          2,045.81         75
                                       6.750          2,045.81      410,000.00
    ARLINGTON        VA   22202          5            11/02/98         00
    5432959                              05           12/01/98          0
    5432959                              O            11/01/28
    0


1


    1841589          976/976             F          244,100.00         ZZ
                                         360        243,698.65          1
    5728 DELBROOK LANE                 7.000          1,624.01         95
                                       6.750          1,624.01      256,955.00
    CARMICHAEL       CA   95608          1            09/28/98         21
    5433371                              03           11/01/98         30
    5433371                              O            10/01/28
    0


    1841590          976/976             F          133,000.00         ZZ
                                         360        132,786.64          1
    275 EAST O STREET                  7.125            896.05         65
                                       6.875            896.05      205,000.00
    BENICIA          CA   94510          2            09/21/98         00
    5433425                              05           11/01/98          0
    5433425                              O            10/01/28
    0


    1841591          976/976             F          258,500.00         ZZ
                                         360        258,085.32          1
    5127 KENNETH AVENUE                7.125          1,741.57         79
                                       6.875          1,741.57      330,000.00
    FAIR OAKS        CA   95628          2            09/18/98         00
    5433477                              05           11/01/98          0
    5433477                              O            10/01/28
    0


    1841592          976/976             F          160,000.00         ZZ
                                         360        159,749.60          1
    665 BERKSHIRE DRIVE                7.250          1,091.49         95
                                       7.000          1,091.49      169,000.00
    DIXON            CA   95620          2            09/25/98         11
    5433496                              05           11/01/98         30
    5433496                              O            10/01/28
    0


    1841596          976/976             F          338,000.00         ZZ
                                         360        337,555.08          1
    35956 ACADIA LANE                  7.250          2,305.76         80
                                       7.000          2,305.76      425,000.00
    DAVIS            CA   95616          2            10/22/98         00
    5433860                              05           12/01/98          0
    5433860                              O            11/01/28
    0


    1841597          976/976             F          396,000.00         ZZ
                                         360        395,691.08          1
    10 HIGH BLUFF                      7.250          2,701.42         68
                                       7.000          2,701.42      589,000.00
1


    LAGUNA NIGUEL    CA   92677          2            10/24/98         00
    5433899                              03           12/01/98          0
    5433899                              O            11/01/28
    0


    1841606          976/976             F          271,000.00         ZZ
                                         360        270,788.59          1
    3110 DEER VALLEY ROAD              7.250          1,848.70         78
                                       7.000          1,848.70      350,000.00
    RESCUE           CA   95672          2            10/22/98         00
    5433968                              05           12/01/98          0
    5433968                              O            11/01/28
    0


    1841608          976/976             F          400,000.00         ZZ
                                         360        399,389.37          1
    4165 WEST ESTES AVENUE             7.375          2,762.71         52
                                       7.125          2,762.71      780,000.00
    LINCOLNWOOD      IL   60646          5            09/23/98         00
    5434122                              05           11/01/98          0
    5434122                              O            10/01/28
    0


    1841609          976/976             F          375,000.00         ZZ
                                         360        374,707.46          1
    LOT 27 MEADOWLARK DRIVE            7.250          2,558.17         60
                                       7.000          2,558.17      635,000.00
    KILDEER          IL   60047          1            10/27/98         00
    5434940                              05           12/01/98          0
    5434940                              O            11/01/28
    0


    1841610          976/976             F          516,000.00         ZZ
                                         360        515,566.49          1
    4140 DOVER ROAD                    6.875          3,389.76         65
                                       6.625          3,389.76      800,000.00
    LA CANADA-FLINT  CA   91011          2            10/22/98         00
    5435029                              05           12/01/98          0
    5435029                              O            11/01/28
    0


    1841613          976/976             F          284,000.00         ZZ
                                         360        283,583.90          1
    5803 MANCHESTER PLACE, N.W.        7.375          1,961.52         80
                                       7.125          1,961.52      355,000.00
    WASHINGTON       DC   20011          2            10/15/98         00
    5440201                              05           12/01/98          0
    5440201                              O            11/01/28
    0
1




    1841616          976/976             F          292,500.00         ZZ
                                         360        292,282.92          1
    7110 ENTERPRISE AVENUE             7.500          2,045.21         75
                                       7.250          2,045.21      390,000.00
    MCLEAN           VA   22101          2            10/27/98         00
    5440357                              05           12/01/98          0
    5440357                              O            11/01/28
    0


    1841620          976/976             F          236,000.00         ZZ
                                         360        236,000.00          1
    9 ELDRIDGE ROAD                    7.250          1,609.94         80
                                       7.000          1,609.94      295,000.00
    HARVARD          MA   01451          2            11/02/98         00
    5442539                              05           01/01/99          0
    5442539                              O            12/01/28
    0


    1841621          976/976             F          319,250.00         ZZ
                                         360        318,988.31          1
    10 SAUCITO                         7.000          2,123.98         68
                                       6.750          2,123.98      470,000.00
    FOOTHILL RANCH   CA   92610          2            10/29/98         00
    5446142                              03           12/01/98          0
    5446142                              O            11/01/28
    0


    1841622          976/976             F          256,000.00         ZZ
                                         360        256,000.00          1
    656 CAPELL STREET                  7.000          1,703.18         75
                                       6.750          1,703.18      343,000.00
    OAKLAND          CA   94602          2            11/02/98         00
    5446978                              05           01/01/99          0
    5446978                              O            12/01/28
    0


    1841625          976/976             F          433,000.00         ZZ
                                         360        432,653.73          1
    725 LISA CIRLE                     7.125          2,917.21         78
                                       6.875          2,917.21      556,000.00
    HUNTINGDON VALL  PA   19006          2            10/30/98         00
    5448360                              05           12/01/98          0
    5448360                              O            11/01/28
    0


    1841626          976/976             F          602,000.00         ZZ
                                         360        602,000.00          1
1


    6001 EASTOVER DRIVE                6.500          3,805.05         63
                                       6.250          3,805.05      970,000.00
    NEW ORLEANS      LA   70128          2            11/06/98         00
    5450209                              05           01/01/99          0
    5450209                              O            12/01/28
    0


    1841630          976/976             F          260,000.00         ZZ
                                         360        259,792.08          1
    47 FARM VALLEY RD                  7.125          1,751.67         43
                                       6.875          1,751.67      610,000.00
    OSTERVILLE       MA   02655          2            10/26/98         00
    5451043                              05           12/01/98          0
    5451043                              O            11/01/28
    0


    1841631          976/976             F          253,250.00         ZZ
                                         360        253,057.29          1
    1341 ARNOLD AVENUE                 7.375          1,749.14         90
                                       7.125          1,749.14      281,400.00
    ATLANTA          GA   30324          1            11/02/98         11
    5451663                              05           12/01/98         25
    5451663                              O            11/01/28
    0


    1841633          976/976             F          253,750.00         ZZ
                                         360        253,561.68          1
    2153 ROOSEVELT AVENUE              7.500          1,774.26         73
                                       7.250          1,774.26      350,000.00
    ALTADENA         CA   91001          2            10/28/98         00
    5453074                              05           12/01/98          0
    5453074                              O            11/01/28
    0


    1841637          976/976             F          275,000.00         ZZ
                                         360        275,000.00          1
    23511 53RD AVENUE SOUTHEAST        6.875          1,806.56         75
                                       6.625          1,806.56      370,000.00
    BOTHELL          WA   98021          5            11/03/98         00
    5456300                              05           01/01/99          0
    5456300                              O            12/01/28
    0


    1841642          976/976             F          163,000.00         ZZ
                                         240        162,465.06          1
    6608 WHITE OAK COURT               7.250          1,288.32         95
                                       7.000          1,288.32      172,000.00
    SANDSTON         VA   23150          2            10/28/98         04
    5458556                              05           12/01/98         30
1


    5458556                              O            11/01/18
    0


    1841644          976/976             F          294,500.00         ZZ
                                         360        294,258.60          1
    7811 VALLEYFIELD DRIVE             7.000          1,959.32         78
                                       6.750          1,959.32      380,000.00
    SPRINGFIELD      VA   22153          2            10/27/98         00
    5458719                              03           12/01/98          0
    5458719                              O            11/01/28
    0


    1841645          976/976             F          310,000.00         ZZ
                                         360        309,752.10          1
    7329 BANNOCKBURN RIDGE COURT       7.125          2,088.53         65
                                       6.875          2,088.53      477,500.00
    BETHESDA         MD   20817          1            10/30/98         00
    5458757                              09           12/01/98          0
    5458757                              O            11/01/28
    0


    1841647          J95/J95             F          259,200.00         ZZ
                                         360        257,289.56          1
    3330 SHEILA COURT                  7.125          1,746.28         80
                                       6.875          1,746.28      324,000.00
    SANTA CRUZ       CA   95062          1            02/20/98         00
    0012470456                           05           04/01/98          0
    0012470456                           O            03/01/28
    0


    1841648          976/976             F          227,150.00         ZZ
                                         360        227,150.00          1
    8111 MAPLEGATE PLACE               6.875          1,492.22         80
                                       6.625          1,492.22      285,000.00
    GLENN DALE       MD   20769          2            11/02/98         00
    5458825                              05           01/01/99          0
    5458825                              O            12/01/28
    0


    1841651          976/976             F          209,200.00         ZZ
                                         360        209,040.81          1
    4109 HOLBROOK ROAD                 7.375          1,444.90         80
                                       7.125          1,444.90      261,500.00
    RANDALLSTOWN     MD   21133          1            10/30/98         00
    5458998                              05           12/01/98          0
    5458998                              O            11/01/28
    0


1


    1841652          976/976             F          251,500.00         ZZ
                                         360        251,500.00          1
    4401 SAUL ROAD                     7.000          1,673.24         74
                                       6.750          1,673.24      340,000.00
    KENSINGTON       MD   20895          2            11/05/98         00
    5459037                              05           01/01/99          0
    5459037                              O            12/01/28
    0


    1841655          976/976             F          383,100.00         ZZ
                                         360        382,808.49          1
    1402 MASON DRIVE                   7.375          2,645.98         76
                                       7.125          2,645.98      505,000.00
    LA GRANGE        IL   60525          2            10/26/98         00
    5460359                              05           12/01/98          0
    5460359                              O            11/01/28
    0


    1841656          976/976             F          500,000.00         ZZ
                                         360        499,590.15          1
    1509 ROYAL OAK ROAD                7.000          3,326.52         80
                                       6.750          3,326.52      630,000.00
    DARIEN           IL   60561          2            10/29/98         00
    5460771                              05           12/01/98          0
    5460771                              O            11/01/28
    0


    1841657          976/976             F          291,600.00         ZZ
                                         360        291,600.00          1
    5590 CARMELLO COURT                6.875          1,915.61         90
                                       6.625          1,915.61      324,050.00
    RANCHO CUCAMONG  CA   91739          1            11/02/98         11
    5461663                              05           01/01/99         25
    5461663                              O            12/01/28
    0


    1841658          976/976             F          290,000.00         ZZ
                                         360        289,773.76          1
    4466 PINE TREE TRAIL               7.250          1,978.32         80
                                       7.000          1,978.32      363,000.00
    BLOOMFIELD HILL  MI   48302          1            10/30/98         00
    5462240                              05           12/01/98          0
    5462240                              O            11/01/28
    0


    1841659          976/976             F          286,125.00         ZZ
                                         360        285,878.64          1
    22525 RED FOX DRIVE                6.750          1,855.81         75
                                       6.500          1,855.81      381,500.00
1


    LAKEVILLE        MN   55044          2            10/27/98         00
    5467660                              05           12/01/98          0
    5467660                              O            11/01/28
    0


    1841660          976/976             F          310,000.00         ZZ
                                         360        309,752.10          1
    11542 CHESTNUT RIDGE STREET        7.125          2,088.53         72
                                       6.875          2,088.53      435,000.00
    MOORPARK         CA   93021          2            10/22/98         00
    5468333                              03           12/01/98          0
    5468333                              O            11/01/28
    0


    1841664          976/976             F          190,000.00         ZZ
                                         360        189,855.42          2
    1619-1621 FREEMAN STREET           7.375          1,312.29         95
                                       7.125          1,312.29      200,000.00
    SANTA ANA        CA   92706          1            10/29/98         04
    5473218                              05           12/01/98         30
    5473218                              O            11/01/28
    0


    1841665          976/976             F          322,400.00         ZZ
                                         360        322,148.49          1
    18372 OAK RIDGE DRIVE              7.250          2,199.34         80
                                       7.000          2,199.34      403,000.00
    SANTA ANA        CA   92705          2            10/22/98         00
    5473304                              05           12/01/98          0
    5473304                              O            11/01/28
    0


    1841666          976/976             F          526,000.00         ZZ
                                         360        525,655.92          1
    7335 VISTA DEL MAR LANE            8.125          3,905.54         48
                                       7.875          3,905.54    1,100,000.00
    PLAYA DEL REY A  CA   90293          2            10/30/98         00
    5473466                              05           12/01/98          0
    5473466                              O            11/01/28
    0


    1841667          976/976             F          267,000.00         ZZ
                                         360        267,000.00          1
    36 ELM STREET                      7.625          1,889.81         78
                                       7.375          1,889.81      345,000.00
    MEDFIELD         MA   02052          2            11/05/98         00
    5475783                              05           01/01/99          0
    5475783                              O            12/01/28
    0
1




    1841668          976/976             F          575,000.00         ZZ
                                         360        574,573.26          1
    N 2343 GENEVA OAKS TRAIL           7.500          4,020.49         58
                                       7.250          4,020.49    1,000,000.00
    LAKE GENEVA      WI   53147          5            10/29/98         00
    5476760                              05           12/01/98          0
    5476760                              O            11/01/28
    0


    1841669          976/976             F          400,000.00         ZZ
                                         360        400,000.00          1
    8258 CAMINITO MARITIMO             7.000          2,661.22         63
                                       6.750          2,661.22      640,000.00
    LA JOLLA         CA   92037          1            11/04/98         00
    5477118                              01           01/01/99          0
    5477118                              O            12/01/28
    0


    1841672          976/976             F          260,000.00         ZZ
                                         360        259,586.88          1
    25 PARKERVILLE ROAD                7.000          1,729.79         74
                                       6.750          1,729.79      352,000.00
    SOUTHBOROUGH     MA   01772          2            10/26/98         00
    5478090                              05           12/01/98          0
    5478090                              O            11/01/28
    0


    1841674          976/976             F          269,000.00         ZZ
                                         300        268,674.44          1
    62 HENDERSON STREET                7.125          1,922.75         63
                                       6.875          1,922.75      430,000.00
    NEEDHAM          MA   02492          2            10/30/98         00
    5478313                              05           12/01/98          0
    5478313                              O            11/01/23
    0


    1841679          976/976             F          340,800.00         ZZ
                                         360        340,800.00          1
    7138 OROZCO DRIVE                  7.375          2,353.83         80
                                       7.125          2,353.83      426,000.00
    RIVERSIDE        CA   92506          1            11/02/98         00
    5479198                              05           01/01/99          0
    5479198                              O            12/01/28
    0


    1841681          976/976             F          540,000.00         ZZ
                                         360        539,618.87          1
1


    15 FOREST LANE                     7.750          3,868.63         80
                                       7.500          3,868.63      675,000.00
    SAN CARLOS       CA   94070          1            10/19/98         00
    5480052                              05           12/01/98          0
    5480052                              O            11/01/28
    0


    1841682          J95/J95             F          352,000.00         ZZ
                                         360        351,421.26          1
    12905 AVENIDA LA VALENCIA          7.000          2,341.86         80
                                       6.750          2,341.86      440,000.00
    POWAY            CA   92064          1            09/23/98         00
    0016222622                           05           11/01/98          0
    0016222622                           O            10/01/28
    0


    1841685          976/976             F          304,500.00         ZZ
                                         360        304,262.46          1
    20911 SPARKMAN LANE                7.250          2,077.23         77
                                       7.000          2,077.23      400,000.00
    HUNTINGTON BEAC  CA   92646          2            10/15/98         00
    5480073                              05           12/01/98          0
    5480073                              O            11/01/28
    0


    1841687          976/976             F          260,000.00         ZZ
                                         360        259,797.17          1
    6890 PARK PLACE                    7.250          1,773.66         89
                                       7.000          1,773.66      295,000.00
    GRANITE BAY      CA   95746          2            10/27/98         11
    5480132                              05           12/01/98         25
    5480132                              O            11/01/28
    0


    1841688          976/976             F          363,450.00         ZZ
                                         360        363,159.34          1
    39679 LUPINE COURT                 7.125          2,448.64         80
                                       6.875          2,448.64      460,000.00
    DAVIS            CA   95616          2            10/24/98         00
    5480134                              05           12/01/98          0
    5480134                              O            11/01/28
    0


    1841689          976/976             F          448,000.00         ZZ
                                         240        447,165.78          1
    18205 CRYSTAL DRIVE                7.250          3,540.89         77
                                       7.000          3,540.89      585,000.00
    MORGAN HILL      CA   95037          2            10/23/98         00
    5480151                              05           12/01/98          0
1


    5480151                              O            11/01/18
    0


    1841690          976/976             F          285,000.00         ZZ
                                         360        284,772.09          1
    8 PEACOCK LANE                     7.125          1,920.10         53
                                       6.875          1,920.10      540,000.00
    SAN RAFAEL       CA   94901          2            10/23/98         00
    5480152                              05           12/01/98          0
    5480152                              O            11/01/28
    0


    1841692          976/976             F          288,000.00         ZZ
                                         360        287,780.85          1
    860 CHATSWORTH LANE                7.375          1,989.15         56
                                       7.125          1,989.15      517,000.00
    REDWOOD CITY     CA   94061          2            10/27/98         00
    5480338                              03           12/01/98          0
    5480338                              O            11/01/28
    0


    1841694          976/976             F          445,700.00         ZZ
                                         360        445,700.00          1
    1532 RIALTO LANE                   7.250          3,040.46         75
                                       7.000          3,040.46      595,000.00
    DAVIS            CA   95616          2            11/03/98         00
    5480605                              05           01/01/99          0
    5480605                              O            12/01/28
    0


    1841695          976/976             F          350,000.00         ZZ
                                         360        350,000.00          1
    3704 ALAMEDA DE LAS PULGAS         7.875          2,537.75         80
                                       7.625          2,537.75      437,500.00
    SAN MATEO        CA   94403          1            11/06/98         00
    5481275                              05           01/01/99          0
    5481275                              O            12/01/28
    0


    1841696          976/976             F          392,000.00         ZZ
                                         360        392,000.00          1
    7124 GLENVIEW DRIVE                7.875          2,842.28         58
                                       7.625          2,842.28      682,900.00
    SAN JOSE         CA   95120          1            11/02/98         00
    5481834                              05           01/01/99          0
    5481834                              O            12/01/28
    0


1


    1841697          976/976             F          279,500.00         ZZ
                                         360        279,265.18          1
    4103 KERWOOD COURT                 6.875          1,836.12         74
                                       6.625          1,836.12      380,000.00
    SAN DIEGO        CA   92130          2            10/29/98         00
    5484426                              03           12/01/98          0
    5484426                              O            11/01/28
    0


    1841698          976/976             F          320,400.00         ZZ
                                         360        320,162.21          1
    104 SANTE FE TRAIL                 7.500          2,240.29         90
                                       7.250          2,240.29      356,042.00
    APEX             NC   27502          1            10/30/98         21
    5485768                              03           12/01/98         25
    5485768                              O            11/01/28
    0


    1841701          976/976             F          446,000.00         ZZ
                                         360        445,652.07          1
    1550 NORTH GENESEE AVENUE          7.250          3,042.51         80
                                       7.000          3,042.51      560,000.00
    LOS ANGELES      CA   90046          2            10/26/98         00
    5489201                              05           12/01/98          0
    5489201                              O            11/01/28
    0


    1841703          976/976             F          284,400.00         ZZ
                                         360        284,400.00          1
    19251 BALLINGER STREET             6.750          1,844.62         90
                                       6.500          1,844.62      316,000.00
    NORTHRIDGE AREA  CA   91324          1            11/10/98         11
    5489636                              05           01/01/99         25
    5489636                              O            12/01/28
    0


    1841706          976/976             F          275,000.00         T
                                         360        274,800.96          1
    NORTH POINT ROAD                   7.625          1,946.44         80
                                       7.375          1,946.44      345,000.00
    HATTERAS         NC   27943          2            11/04/98         00
    5492930                              05           12/01/98          0
    5492930                              O            11/01/28
    0


    1841708          976/976             F          215,300.00         ZZ
                                         360        214,971.33          1
    21 MAHOGANY LANE                   7.375          1,487.03         80
                                       7.125          1,487.03      269,204.00
1


    SIMI VALLEY      CA   93065          1            09/01/98         00
    5495891                              01           11/01/98          0
    5495891                              O            10/01/28
    0


    1841710          976/976             F          236,200.00         ZZ
                                         360        235,839.43          1
    74 77TH ST.                        7.375          1,631.38         70
                                       7.125          1,631.38      337,500.00
    BROOKLYN         NY   11209          1            09/28/98         00
    5497772                              03           11/01/98          0
    5497772                              O            10/01/28
    0


    1841712          976/976             F          350,000.00         ZZ
                                         360        349,705.95          1
    8 WILDFLOWER COURT                 6.875          2,299.26         68
                                       6.625          2,299.26      517,886.00
    CORTE MADERA     CA   94925          1            10/16/98         00
    5499797                              05           12/01/98          0
    5499797                              O            11/01/28
    0


    1841713          976/976             F          260,900.00         ZZ
                                         360        260,680.81          1
    10688 EAST TOPAZ DRIVE             6.875          1,713.93         78
                                       6.625          1,713.93      338,000.00
    SCOTTSDALE       AZ   85258          2            10/22/98         00
    5500522                              03           12/01/98          0
    5500522                              O            11/01/28
    0


    1841715          976/976             F          257,600.00         ZZ
                                         360        257,600.00          1
    5 WAYNE COURT                      7.250          1,757.29         80
                                       7.000          1,757.29      322,000.00
    MERRICK          NY   11566          1            11/09/98         00
    5504214                              05           01/01/99          0
    5504214                              O            12/01/28
    0


    1841716          976/976             F          500,000.00         ZZ
                                         360        499,600.15          1
    521 S. BARRINGTON AVE.             7.125          3,368.60         56
                                       6.875          3,368.60      900,000.00
    LOS ANGELES      CA   90049          2            10/19/98         00
    5507543                              05           12/01/98          0
    5507543                              O            11/01/28
    0
1




    1841719          976/976             F          324,800.00         ZZ
                                         360        324,527.12          1
    96 WARREN STREET #W-3              6.875          2,133.71         80
                                       6.625          2,133.71      406,000.00
    CHARLESTOWN      MA   02129          1            11/03/98         00
    5511727                              01           12/01/98          0
    5511727                              O            11/01/28
    0


    1841721          976/976             F          135,200.00         ZZ
                                         360        134,988.41          1
    162 ENDICOTT STREET UNIT 2         7.250            922.31         80
                                       7.000            922.31      169,000.00
    BOSTON           MA   02113          1            10/02/98         00
    5511971                              01           11/01/98          0
    5511971                              O            10/01/28
    0


    1841722          976/976             F          238,500.00         ZZ
                                         360        238,323.00          1
    10801 SOUTH LONG AVENUE            7.500          1,667.63         90
                                       7.250          1,667.63      265,000.00
    OAK LAWN         IL   60453          2            10/26/98         21
    5521557                              05           12/01/98         25
    5521557                              O            11/01/28
    0


    1841725          976/976             F          227,200.00         ZZ
                                         360        227,031.38          1
    2305 LOOKOUT ROAD                  7.500          1,588.62         78
                                       7.250          1,588.62      293,000.00
    HAYMARKET        VA   20169          2            10/29/98         00
    5530060                              03           12/01/98          0
    5530060                              O            11/01/28
    0


    1841728          976/976             F          256,500.00         ZZ
                                         360        256,500.00          1
    128 E STREET, S.E.                 8.125          1,904.51         95
                                       7.875          1,904.51      270,000.00
    WASHINGTON       DC   20003          1            11/06/98         11
    5530729                              05           01/01/99         30
    5530729                              O            12/01/28
    0


    1841731          976/976             F          378,000.00         ZZ
                                         360        377,697.72          1
1


    3032 SOUTH TRENTON AVE.            7.125          2,546.66         70
                                       6.875          2,546.66      540,000.00
    TULSA            OK   74114          1            10/20/98         00
    7989402                              05           12/01/98          0
    7989402                              O            11/01/28
    0


    1841732          976/976             F          300,000.00         ZZ
                                         360        299,754.09          1
    306 COOKS POINT                    7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    BOYCE            LA   71409          2            10/15/98         00
    7990838                              05           12/01/98          0
    7990838                              O            11/01/28
    0


    1841733          976/976             F          413,750.00         ZZ
                                         360        413,450.54          1
    2637 ARCOLA LANE                   7.625          2,928.50         74
                                       7.375          2,928.50      565,000.00
    MINNETONKA BEAC  MN   55391          2            10/22/98         00
    7991242                              05           12/01/98          0
    7991242                              O            11/01/28
    0


    1841734          976/976             F          350,100.00         ZZ
                                         360        349,538.40          1
    4728 SAN GABRIEL DRIVE             7.125          2,358.69         59
                                       6.875          2,358.69      600,000.00
    DALLAS           TX   75229          2            09/23/98         00
    7992081                              05           11/01/98          0
    7992081                              O            10/01/28
    0


    1841735          976/976             F          312,750.00         ZZ
                                         360        312,506.02          1
    77 BAKER LANE                      7.250          2,133.51         79
                                       7.000          2,133.51      400,000.00
    ERIE             CO   80156          2            10/29/98         00
    7992162                              05           12/01/98          0
    7992162                              O            11/01/28
    0


    1841737          976/976             F          250,400.00         ZZ
                                         360        250,400.00          1
    7209 SPRING CREEK CIRCLE           7.250          1,708.17         34
                                       7.000          1,708.17      750,000.00
    NIWOT            CO   80503          2            10/29/98         00
    7992686                              03           01/01/99          0
1


    7992686                              O            12/01/28
    0


    1841738          976/976             F          308,500.00         ZZ
                                         360        308,247.12          1
    1 JONATHAN WAY                     7.000          2,052.46         63
                                       6.750          2,052.46      496,500.00
    SCOTTS VALLEY    CA   95066          1            10/23/98         00
    7992704                              05           12/01/98          0
    7992704                              O            11/01/28
    0


    1841742          976/976             F          239,200.00         ZZ
                                         360        238,994.05          1
    13 DRIVER LANE                     6.750          1,551.45         63
                                       6.500          1,551.45      385,000.00
    LITTLETON        CO   80123          2            10/26/98         00
    7993360                              05           12/01/98          0
    7993360                              O            11/01/28
    0


    1841746          976/976             F          289,000.00         ZZ
                                         360        288,558.84          1
    246 ZINFANDEL RD.                  7.375          1,996.05         75
                                       7.125          1,996.05      390,000.00
    HEALDSBURG       CA   95448          2            09/01/98         00
    7993396                              05           11/01/98          0
    7993396                              O            10/01/28
    0


    1841750          976/976             F          373,100.00         ZZ
                                         360        372,530.46          1
    3319 LOIRE COURT                   7.375          2,576.91         80
                                       7.125          2,576.91      466,433.00
    SAN JOSE         CA   95135          1            09/04/98         00
    7993434                              05           11/01/98          0
    7993434                              O            10/01/28
    0


    1841751          976/976             F          238,450.00         ZZ
                                         360        237,370.18          1
    1428 NORTH FAIRVIEW ST             7.375          1,646.91         95
                                       7.125          1,646.91      251,000.00
    BURBANK          CA   91505          1            07/14/98         10
    7993447                              05           09/01/98         30
    7993447                              O            08/01/28
    0


1


    1841755          976/976             F          332,000.00         ZZ
                                         360        331,493.20          1
    575 OXFORD ST.                     7.375          2,293.04         84
                                       7.125          2,293.04      396,000.00
    SAN FRANCISCO    CA   94134          2            09/03/98         12
    7993507                              05           11/01/98         25
    7993507                              O            10/01/28
    0


    1841756          976/976             F          251,000.00         ZZ
                                         360        250,616.85          1
    940 KIRKCREST ROAD                 7.375          1,733.59         53
                                       7.125          1,733.59      475,000.00
    ALAMO            CA   94507          2            09/15/98         00
    7993559                              05           11/01/98          0
    7993559                              O            10/01/28
    0


    1841758          976/976             F          277,750.00         ZZ
                                         360        277,464.41          1
    229 MCKENNA CREEK DRIVE            6.875          1,824.62         74
                                       6.625          1,824.62      380,000.00
    GAHANNA          OH   43230          2            10/22/98         00
    7993949                              05           12/01/98          0
    7993949                              O            11/01/28
    0


    1841767          976/976             F          409,250.00         ZZ
                                         360        408,897.64          1
    2120 KINSMON DRIVE                 6.750          2,654.39         90
                                       6.500          2,654.39      454,766.00
    MARIETTA         GA   30062          1            10/28/98         01
    7997672                              05           12/01/98         25
    7997672                              O            11/01/28
    0


    1841784          964/G01             F          316,000.00         ZZ
                                         360        315,727.93          1
    46 DEER PARK AVENUE                6.750          2,049.57         80
                                       6.500          2,049.57      395,000.00
    SAN RAFAEL       CA   94901          1            10/07/98         00
    0431114198                           05           12/01/98          0
    43499                                O            11/01/28
    0


    1841787          964/G01             F          251,000.00         ZZ
                                         360        251,000.00          1
    1465 CAMBRIDGE STREET              7.000          1,669.91         80
                                       6.750          1,669.91      314,160.00
1


    NOVATO           CA   94947          1            11/05/98         00
    0431107143                           05           01/01/99          0
    38275                                O            12/01/28
    0


    1841789          J95/J95             F          316,800.00         ZZ
                                         360        316,266.16          1
    11507 TRILLIUM STREET              6.875          2,081.16         90
                                       6.625          2,081.16      352,000.00
    MITCHELLVILLE    MD   20716          2            09/22/98         04
    0016122483                           03           11/01/98         25
    0016122483                           O            10/01/28
    0


    1841790          375/G01             F          520,000.00         ZZ
                                         360        518,441.71          1
    8901 ATLANTIC AVENUE               7.500          3,635.92         80
                                       7.250          3,635.92      650,000.00
    MARGATE          NJ   08042          1            07/15/98         00
    0431112903                           05           09/01/98          0
    739494                               O            08/01/28
    0


    1841792          964/G01             F          293,000.00         ZZ
                                         360        292,753.85          1
    14 TENAYA LANE                     6.875          1,924.80         31
                                       6.625          1,924.80      950,000.00
    NOVATO           CA   94947          2            10/14/98         00
    0431106921                           05           12/01/98          0
    42822                                O            11/01/28
    0


    1841795          J95/J95             F          350,000.00         T
                                         360        349,726.96          1
    2445 WEST GULF DRIVE #23           7.250          2,387.62         80
                                       7.000          2,387.62      439,000.00
    SANIBEL          FL   33957          1            10/16/98         00
    0009528902                           01           12/01/98          0
    0009528902                           O            11/01/28
    0


    1841801          J95/J95             F          314,000.00         ZZ
                                         360        313,736.20          1
    10670 CANTERBERRY ROAD             6.875          2,062.76         77
                                       6.625          2,062.76      411,000.00
    FAIRFAX STATION  VA   22039          5            10/13/98         00
    0009530924                           03           12/01/98          0
    0009530924                           O            11/01/28
    0
1




    1841805          J95/J95             F          261,150.00         ZZ
                                         360        260,951.28          1
    3863 ARUBA CIRCLE                  7.375          1,803.70         51
                                       7.125          1,803.70      515,000.00
    HUNTINGTON BEAC  CA   92649          2            10/07/98         00
    13436191                             03           12/01/98          0
    13436191                             O            11/01/28
    0


    1841829          J95/J95             F          268,000.00         ZZ
                                         360        267,780.31          1
    6142 ROSO STREET                   7.000          1,783.02         80
                                       6.750          1,783.02      335,000.00
    SPRINGFIELD      VA   22150          1            10/22/98         00
    9396862                              03           12/01/98          0
    9396862                              O            11/01/28
    0


    1841834          J95/J95             F          279,200.00         ZZ
                                         360        277,905.55          1
    474 ARCHCOVE COURT                 7.375          1,928.37         80
                                       7.125          1,928.37      349,000.00
    SAN JOSE         CA   95111          1            05/21/98         00
    7972433                              05           07/01/98          0
    7972433                              O            06/01/28
    0


    1841858          J95/J95             F          348,000.00         ZZ
                                         360        347,714.74          1
    63 SPRING HILL ROAD                7.000          2,315.26         80
                                       6.750          2,315.26      435,000.00
    ANNANDALE        NJ   08801          1            10/14/98         00
    9515867                              05           12/01/98          0
    9515867                              O            11/01/28
    0


    1841867          J95/J95             F          281,800.00         ZZ
                                         360        281,569.00          1
    6043 EAST YUCCA STREET             7.000          1,874.83         63
                                       6.750          1,874.83      450,000.00
    SCOTTSDALE       AZ   85254          2            10/05/98         00
    16197501                             03           12/01/98          0
    16197501                             O            11/01/28
    0


    1841871          J95/J95             F          324,000.00         ZZ
                                         360        323,747.24          1
1


    16 WARD LANE                       7.250          2,210.26         90
                                       7.000          2,210.26      360,000.00
    DARIEN           CT   06820          1            10/20/98         10
    16269631                             01           12/01/98         25
    16269631                             O            11/01/28
    0


    1841874          J95/J95             F          326,400.00         ZZ
                                         360        326,132.45          1
    963 KINGS CROWN DRIVE              7.000          2,171.55         80
                                       6.750          2,171.55      408,000.00
    SANIBEL ISLAND   FL   33957          1            10/20/98         00
    0009552373                           05           12/01/98          0
    0009552373                           O            11/01/28
    0


    1841881          J95/J95             F          262,000.00         ZZ
                                         360        261,569.21          1
    4081 ST PETERSBURG STREET          7.000          1,743.10         78
                                       6.750          1,743.10      337,000.00
    BOULDER          CO   80301          2            09/30/98         00
    16234213                             03           11/01/98          0
    16234213                             O            10/01/28
    0


    1841882          J95/J95             F          181,450.00         ZZ
                                         360        181,158.92          1
    10021 CAIRN MOUNTAIN WAY           7.125          1,222.47         80
                                       6.875          1,222.47      226,825.00
    BRISTOW          VA   20136          1            09/24/98         00
    16064438                             03           11/01/98          0
    16064438                             O            10/01/28
    0


    1841902          196/G01             F          272,250.00         ZZ
                                         360        272,042.83          1
    5250 DUNKIRK LANE                  7.375          1,880.37         75
                                       7.125          1,880.37      363,000.00
    PLYMOUTH         MN   55446          5            10/30/98         00
    0431110162                           05           12/01/98          0
    1188116                              O            11/01/28
    0


    1841904          196/G01             F          261,500.00         ZZ
                                         360        261,285.65          1
    3932 SAN MATEO AVENUE              7.000          1,739.77         80
                                       6.750          1,739.77      327,000.00
    LOS ALAMITOS     CA   90720          2            10/06/98         00
    0431110212                           05           12/01/98          0
1


    1189491                              O            11/01/28
    0


    1841905          196/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    3502 DUPONT STREET                 7.000          1,995.91         43
                                       6.750          1,995.91      710,000.00
    SAN DIEGO        CA   92106          1            10/26/98         00
    0431111160                           05           12/01/98          0
    1216294                              O            11/01/28
    0


    1841907          196/G01             F          253,500.00         ZZ
                                         360        253,307.10          1
    3825 VIA DEL RANCHO                7.375          1,750.87         80
                                       7.125          1,750.87      316,900.00
    OCEANSIDE        CA   92056          1            10/15/98         00
    0431110428                           03           12/01/98          0
    1196426                              O            11/01/28
    0


    1841909          196/G01             F          255,200.00         ZZ
                                         360        255,200.00          1
    9017 STATE ROUTE 162               7.625          1,806.29         80
                                       7.375          1,806.29      319,000.00
    TROY             IL   62294          1            11/02/98         00
    0431110352                           05           01/01/99          0
    1192167                              O            12/01/28
    0


    1841942          J95/J95             F          337,500.00         ZZ
                                         360        337,216.45          1
    16 HAMPTON AVENUE                  6.875          2,217.14         73
                                       6.625          2,217.14      465,000.00
    SAN ANSELMO      CA   94960          2            10/05/98         00
    16177172                             05           12/01/98          0
    16177172                             O            11/01/28
    0


    1841948          J95/J95             F          252,900.00         ZZ
                                         360        252,532.76          1
    13821 NE 93RD COURT                7.625          1,790.01         80
                                       7.375          1,790.01      316,179.00
    REDMOND          WA   98052          1            10/02/98         00
    13352315                             05           11/01/98          0
    13352315                             O            10/01/28
    0


1


    1841951          J95/J95             F          292,000.00         ZZ
                                         360        291,754.68          1
    4066 SPRING KNOLL DRIVE            6.875          1,918.24         57
                                       6.625          1,918.24      515,000.00
    EUGENE           OR   97405          5            10/14/98         00
    16252645                             05           12/01/98          0
    16252645                             O            11/01/28
    0


    1841956          J95/J95             F          570,000.00         ZZ
                                         360        569,521.13          1
    204 SARATOGA VEIN COURT            6.875          3,744.50         68
                                       6.625          3,744.50      850,000.00
    CASTLE ROCK      CO   80104          2            10/12/98         00
    16269912                             03           12/01/98          0
    16269912                             O            11/01/28
    0


    1841964          J95/J95             F          284,000.00         ZZ
                                         360        283,783.90          1
    2202 MANOR GATE TERRACE            7.375          1,961.52         78
                                       7.125          1,961.52      367,000.00
    UPPER MARLBORO   MD   20772          2            10/21/98         00
    9540949                              05           12/01/98          0
    9540949                              O            11/01/28
    0


    1841969          J95/J95             F          268,850.00         ZZ
                                         360        268,635.00          1
    13856 NW FALCONRIDGE LANE          7.125          1,811.30         80
                                       6.875          1,811.30      336,105.00
    PORTLAND         OR   97229          1            10/15/98         00
    16262339                             03           12/01/98          0
    16262339                             O            11/01/28
    0


    1841970          J95/J95             F          270,000.00         ZZ
                                         360        269,587.82          1
    7 TOLFORD HILL ROAD                7.375          1,864.83         53
                                       7.125          1,864.83      512,000.00
    BEDFORD          NH   03110          1            09/30/98         00
    001621758                            05           11/01/98          0
    001621758                            O            10/01/28
    0


    1841972          J95/J95             F          240,200.00         ZZ
                                         360        239,833.34          1
    269 WINDING CREEK DRIVE            7.375          1,659.00         79
                                       7.125          1,659.00      305,000.00
1


    NAPERVILLE       IL   60565          2            09/29/98         00
    13182704                             05           11/01/98          0
    13182704                             O            10/01/28
    0


    1841974          J95/J95             F          333,000.00         ZZ
                                         360        332,727.04          1
    4639 EAST MOUNTAIN VIEW COURT      7.000          2,215.46         90
                                       6.750          2,215.46      370,000.00
    PHOENIX          AZ   85028          1            10/05/98         10
    001625053                            03           12/01/98         25
    001625053                            O            11/01/28
    0


    1842005          M29/G01             F          291,000.00         ZZ
                                         360        291,000.00          1
    210 MESA DRIVE                     7.250          1,985.14         75
                                       7.000          1,985.14      388,000.00
    EAGLE            CO   81631          2            11/13/98         00
    0431112630                           03           01/01/99          0
    0000                                 O            12/01/28
    0


    1842011          076/076             F          380,000.00         ZZ
                                         360        379,710.85          1
    1974 GARMISH COURT                 7.375          2,624.57         79
                                       7.125          2,624.57      485,000.00
    SOUTH LAKE TAHO  CA   96150          1            10/13/98         00
    0092130                              03           12/01/98          0
    0092130                              O            11/01/28
    0


    1842012          076/076             F          326,000.00         ZZ
                                         360        325,193.65          1
    7685 SAINT MARLO COUNTRY CLUB      7.000          2,168.89         78
                                       6.750          2,168.89      422,000.00
    DULUTH           GA   30097          1            09/08/98         00
    92261                                03           10/01/98          0
    92261                                O            09/01/28
    0


    1842014          076/076             F          550,000.00         ZZ
                                         360        549,095.69          1
    1 WINDEMERE LANE                   7.000          3,659.17         62
                                       6.750          3,659.17      890,000.00
    WELLESLEY        MA   02482          1            09/29/98         00
    1352153                              05           11/01/98          0
    1352153                              O            10/01/28
    0
1




    1842017          076/076             F          245,000.00         ZZ
                                         360        244,635.20          1
    9 LORING DRIVE                     7.500          1,713.08         34
                                       7.250          1,713.08      725,000.00
    NORWELL          MA   02061          2            09/16/98         00
    1369353                              05           11/01/98          0
    1369353                              O            10/01/28
    0


    1842018          076/076             F          400,000.00         ZZ
                                         360        399,389.37          1
    73 SOWAMS ROAD                     7.375          2,762.71         80
                                       7.125          2,762.71      500,000.00
    BARRINGTON       RI   02806          1            09/14/98         00
    1377403                              05           11/01/98          0
    1377403                              O            10/01/28
    0


    1842021          076/076             F          256,400.00         ZZ
                                         360        256,189.83          1
    1713 PEMBROKE LANE                 7.000          1,705.84         78
                                       6.750          1,705.84      330,000.00
    MCKINNEY         TX   75070          1            10/06/98         00
    7221370                              03           12/01/98          0
    7221370                              O            11/01/28
    0


    1842022          076/076             F          240,000.00         ZZ
                                         360        238,636.40          1
    5 TANGLEWOOD LANE                  7.500          1,678.12         64
                                       7.250          1,678.12      380,000.00
    NORWALK          CT   06851          5            09/21/98         00
    7230402                              05           11/01/98          0
    7230402                              O            10/01/28
    0


    1842023          076/076             F          289,000.00         ZZ
                                         360        288,558.82          1
    18 WEST HAMILTON PLACE             7.375          1,996.06         88
                                       7.125          1,996.06      329,000.00
    JERSEY CITY      NJ   07302          1            09/29/98         12
    7243385                              05           11/01/98         25
    7243385                              O            10/01/28
    0


    1842025          076/076             F          284,000.00         ZZ
                                         360        283,394.75          1
1


    1470 OLIVER AVENUE                 7.750          2,034.62         80
                                       7.500          2,034.62      355,000.00
    SAN DIEGO        CA   92109          2            08/06/98         00
    7247042                              05           10/01/98          0
    7247042                              O            09/01/28
    0


    1842029          076/076             F          298,750.00         T
                                         360        298,293.96          1
    27425 NORTH MONTANA DRIVE          7.375          2,063.39         80
                                       7.125          2,063.39      375,000.00
    RIO VERDE        AZ   85263          2            09/29/98         00
    7252801                              03           11/01/98          0
    7252801                              O            10/01/28
    0


    1842030          076/076             F          240,000.00         ZZ
                                         360        239,434.94          1
    728 W JACKSON BLVD                 7.250          1,637.22         74
    #1106                              7.000          1,637.22      325,000.00
    CHICAGO          IL   60661          2            08/21/98         00
    7252979                              01           10/01/98          0
    7252979                              O            09/01/28
    0


    1842032          076/076             F          270,000.00         ZZ
                                         360        269,587.82          1
    16386 SHANNON ROAD                 7.375          1,864.83         45
                                       7.125          1,864.83      600,000.00
    LOS GATOS        CA   95032          5            09/17/98         00
    7253486                              05           11/01/98          0
    7253486                              O            10/01/28
    0


    1842033          076/076             F          254,250.00         ZZ
                                         360        253,589.59          1
    108 HIGH COACH WAY                 6.750          1,649.06         73
                                       6.500          1,649.06      350,000.00
    MADISON          AL   35758          1            08/19/98         00
    7254332                              03           10/01/98          0
    7254332                              O            09/01/28
    0


    1842034          076/076             F          268,000.00         ZZ
                                         360        267,054.82          1
    962 OLD YORK ROAD                  6.625          1,716.03         80
                                       6.375          1,716.03      335,000.00
    NESHANIC STATIO  NJ   08853          1            08/31/98         00
    7255449                              05           10/01/98          0
1


    7255449                              O            09/01/28
    0


    1842035          076/076             F          282,400.00         ZZ
                                         360        282,009.72          1
    1540    BALSAM WAY DR              7.875          2,047.60         80
                                       7.625          2,047.60      353,000.00
    MILFORD          MI   48381          2            09/24/98         00
    7255869                              01           11/01/98          0
    7255869                              O            10/01/28
    0


    1842036          076/076             F          336,950.00         ZZ
                                         360        336,382.22          1
    5007 KRISTINA COURT                6.875          2,213.52         80
                                       6.625          2,213.52      426,000.00
    FAIRFAX          VA   22030          1            09/15/98         00
    7256138                              03           11/01/98          0
    7256138                              O            10/01/28
    0


    1842044          076/076             F          261,600.00         ZZ
                                         360        260,920.50          1
    4009 HEATHGATE LANE                6.750          1,696.73         80
                                       6.500          1,696.73      327,000.00
    RALEIGH          NC   27613          1            08/28/98         00
    7260407                              05           10/01/98          0
    7260407                              O            09/01/28
    0


    1842046          076/076             F          256,000.00         ZZ
                                         360        255,351.08          1
    1445 DEWBERRY COURT                6.875          1,681.74         80
                                       6.625          1,681.74      320,000.00
    MCLEAN           VA   22101          1            08/28/98         00
    7260994                              05           10/01/98          0
    7260994                              O            09/01/28
    0


    1842047          076/076             F          243,000.00         ZZ
                                         360        242,307.36          1
    5325 GERINE BLOSSOM DRIVE          7.625          1,719.94         79
                                       7.375          1,719.94      310,000.00
    SAN JOSE         CA   95123          2            08/24/98         00
    7261227                              05           10/01/98          0
    7261227                              O            09/01/28
    0


1


    1842049          076/076             F          275,600.00         ZZ
                                         360        275,379.61          1
    13232 BEDFORD AVENUE               7.125          1,856.77         80
                                       6.875          1,856.77      345,000.00
    OMAHA            NE   68164          1            10/09/98         00
    7261910                              05           12/01/98          0
    7261910                              O            11/01/28
    0


    1842050          076/076             F          233,600.00         ZZ
                                         360        233,243.40          1
    119 WINDSONG DRIVE                 7.375          1,613.42         95
                                       7.125          1,613.42      245,900.00
    STOCKBRIDGE      GA   30281          1            09/18/98         12
    7262746                              03           11/01/98         30
    7262746                              O            10/01/28
    0


    1842051          076/076             F          245,000.00         ZZ
                                         360        244,576.93          1
    1809 TOLWORTH DRIVE                6.750          1,589.07         72
                                       6.500          1,589.07      345,000.00
    VIRGINIA BEACH   VA   23454          1            09/28/98         00
    7263637                              05           11/01/98          0
    7263637                              O            10/01/28
    0


    1842055          076/076             F          300,000.00         ZZ
                                         360        299,564.36          1
    1044 N GLENHURST                   7.625          2,123.38         49
                                       7.375          2,123.38      620,000.00
    BIRMINGHAM       MI   48009          5            09/22/98         00
    7265613                              05           11/01/98          0
    7265613                              O            10/01/28
    0


    1842058          076/076             F          492,000.00         ZZ
                                         360        491,061.23          1
    333 ST MARTIN DRIVE                7.250          3,356.31         80
                                       7.000          3,356.31      615,000.00
    REDWOOD CITY     CA   94065          1            09/22/98         00
    7266688                              03           11/01/98          0
    7266688                              O            10/01/28
    0


    1842060          076/076             F          840,000.00         ZZ
                                         360        838,840.03          1
    32 BENT TREE LANE                  7.875          6,090.59         65
                                       7.625          6,090.59    1,300,000.00
1


    HILTON HEAD ISL  SC   29926          2            09/21/98         00
    7267607                              03           11/01/98          0
    7267607                              O            10/01/28
    0


    1842061          076/076             F          360,000.00         ZZ
                                         360        359,436.62          1
    1836 HOMEWOOD DRIVE                7.250          2,455.84         80
                                       7.000          2,455.84      450,000.00
    ALTADENA         CA   91001          1            09/04/98         00
    7268654                              05           11/01/98          0
    7268654                              O            10/01/28
    0


    1842062          076/076             F          325,950.00         ZZ
                                         360        325,201.34          1
    16748 NORTH 108TH STREET           7.375          2,251.26         78
                                       7.125          2,251.26      420,000.00
    SCOTTSDALE       AZ   85259          1            08/17/98         10
    7269044                              03           10/01/98         12
    7269044                              O            09/01/28
    0


    1842063          076/076             F          244,400.00         ZZ
                                         360        243,988.16          1
    7607 GEORGIAN DRIVE                6.875          1,605.54         87
                                       6.625          1,605.54      282,500.00
    UPPER MARLBORO   MD   20772          2            09/30/98         12
    7269082                              05           11/01/98         25
    7269082                              O            10/01/28
    0


    1842064          076/076             F          488,750.00         ZZ
                                         360        488,413.64          1
    376 SHERIDAN ROAD                  7.875          3,543.78         85
                                       7.625          3,543.78      575,000.00
    HIGHLAND PARK    IL   60035          2            10/13/98         12
    7269362                              05           12/01/98         12
    7269362                              O            11/01/28
    0


    1842068          076/076             F          244,500.00         ZZ
                                         360        244,135.96          1
    1 BARRINGTON                       7.500          1,709.58         79
                                       7.250          1,709.58      311,000.00
    ALISO VIEJO      CA   92656          2            09/16/98         00
    7269974                              03           11/01/98          0
    7269974                              O            10/01/28
    0
1




    1842070          076/076             F          237,750.00         ZZ
                                         360        237,396.01          1
    2925 THORNHILL ROAD SOUTHEAST      7.500          1,662.38         75
                                       7.250          1,662.38      317,000.00
    PUYALLUP         WA   98374          5            09/23/98         00
    7270168                              03           11/01/98          0
    7270168                              O            10/01/28
    0


    1842071          076/076             F          248,800.00         ZZ
                                         360        248,456.42          1
    5 MAHOGANYLANE                     7.875          1,803.98         94
                                       7.625          1,803.98      267,000.00
    SIMI VALLEY      CA   93065          1            09/11/98         12
    7270425                              03           11/01/98         30
    7270425                              O            10/01/28
    0


    1842072          076/076             F          337,500.00         ZZ
                                         360        336,917.20          1
    14546 166TH AVE NORTHEAST          6.750          2,189.02         75
                                       6.500          2,189.02      450,000.00
    WOODINVILLE      WA   98072          5            09/29/98         00
    7270638                              05           11/01/98          0
    7270638                              O            10/01/28
    0


    1842073          076/076             F          275,250.00         ZZ
                                         360        274,738.76          1
    190 TREADWICK DRIVE                6.375          1,717.21         68
                                       6.125          1,717.21      405,000.00
    ATLANTA          GA   30350          2            09/24/98         00
    7271020                              03           11/01/98          0
    7271020                              O            10/01/28
    0


    1842074          076/076             F          340,000.00         ZZ
                                         240        339,306.72          1
    53 COLLEGE AVENUE                  6.500          2,534.95         79
                                       6.250          2,534.95      435,000.00
    ANNAPOLIS        MD   21401          2            10/09/98         00
    7271847                              05           12/01/98          0
    7271847                              O            11/01/18
    0


    1842077          076/076             F          300,000.00         ZZ
                                         360        299,741.71          1
1


    468 MARLBRIDGE ROAD                6.750          1,945.79         78
                                       6.500          1,945.79      389,000.00
    BRYN MAWR        PA   19010          1            10/15/98         00
    7273406                              05           12/01/98          0
    7273406                              O            11/01/28
    0


    1842079          076/076             F          233,600.00         ZZ
                                         360        233,206.36          1
    820 CENTRAL STREET                 6.875          1,534.59         79
                                       6.625          1,534.59      298,000.00
    HOLLISTON        MA   01746          1            09/18/98         00
    7273661                              05           11/01/98          0
    7273661                              O            10/01/28
    0


    1842085          076/076             F          266,250.00         ZZ
                                         360        265,790.51          1
    6205 NORHAM                        7.125          1,793.78         75
                                       6.875          1,793.78      355,000.00
    BLOOMFIELD HILL  MI   48301          2            09/29/98         00
    7275466                              05           11/01/98          0
    7275466                              O            10/01/28
    0


    1842086          076/076             F          336,000.00         ZZ
                                         360        335,419.79          1
    5701 EDGEWOOD                      6.750          2,179.29         79
                                       6.500          2,179.29      430,000.00
    LITTLE ROCK      AR   72207          1            09/30/98         00
    7275502                              05           11/01/98          0
    7275502                              O            10/01/28
    0


    1842091          076/076             F          303,750.00         ZZ
                                         360        303,468.66          1
    17200 QUAIL CREEK CIRCLE           6.375          1,895.01         75
                                       6.125          1,895.01      405,000.00
    HAMILTON         VA   20158          2            10/09/98         00
    7277963                              03           12/01/98          0
    7277963                              O            11/01/28
    0


    1842092          076/076             F          291,000.00         ZZ
                                         360        290,749.45          1
    3131 HUNTING TWEEN DRIVE           6.750          1,887.43         77
                                       6.500          1,887.43      380,000.00
    OWINGS MILLS     MD   21117          2            10/21/98         00
    7278754                              05           12/01/98          0
1


    7278754                              O            11/01/28
    0


    1842093          076/076             F          423,350.00         ZZ
                                         360        423,027.86          1
    5018 RADBROOK PLACE                7.375          2,923.98         72
                                       7.125          2,923.98      595,000.00
    DALLAS           TX   75220          2            10/01/98         00
    7278780                              05           12/01/98          0
    7278780                              O            11/01/28
    0


    1842097          076/076             F          274,100.00         ZZ
                                         360        273,691.88          1
    2325 TALON DRIVE                   7.500          1,916.55         79
                                       7.250          1,916.55      350,000.00
    LATROBE          CA   95682          1            09/11/98         00
    7279281                              03           11/01/98          0
    7279281                              O            10/01/28
    0


    1842098          076/076             F          235,100.00         ZZ
                                         360        234,897.58          1
    6520 CHERBOURG CIRCLE              6.750          1,524.86         80
                                       6.500          1,524.86      293,906.00
    INDIANAPOLIS     IN   46220          1            10/15/98         00
    7279304                              03           12/01/98          0
    7279304                              O            11/01/28
    0


    1842099          076/076             F          453,250.00         ZZ
                                         360        452,540.70          1
    9191 LATIGO CANYON                 7.250          3,091.97         75
                                       7.000          3,091.97      604,500.00
    SILVERADO        CA   92676          1            09/21/98         00
    7279317                              03           11/01/98          0
    7279317                              O            10/01/28
    0


    1842101          076/076             F          650,000.00         ZZ
                                         360        648,877.57          1
    1821 ELGIN DRIVE                   6.750          4,215.89         80
                                       6.500          4,215.89      822,000.00
    VIENNA           VA   22182          1            09/18/98         00
    7279525                              03           11/01/98          0
    7279525                              O            10/01/28
    0


1


    1842102          076/076             F          611,900.00         ZZ
                                         360        610,893.93          1
    921 PARKVIEW LANE                  7.000          4,070.99         80
                                       6.750          4,070.99      770,000.00
    SOUTHLAKE        TX   76092          2            09/25/98         00
    7279641                              03           11/01/98          0
    7279641                              O            10/01/28
    0


    1842104          076/076             F          348,000.00         ZZ
                                         360        347,441.75          1
    29401 CLIPPER WAY                  7.125          2,344.55         80
                                       6.875          2,344.55      435,000.00
    LAGUNA NIGUEL    CA   92677          1            09/30/98         00
    7280023                              03           11/01/98          0
    7280023                              O            10/01/28
    0


    1842107          076/076             F          367,500.00         ZZ
                                         360        366,880.73          1
    327 CLARK ROAD                     6.875          2,414.22         75
                                       6.625          2,414.22      490,000.00
    BROOKLINE        MA   02445          5            09/08/98         00
    7282257                              05           11/01/98          0
    7282257                              O            10/01/28
    0


    1842110          076/076             F          399,000.00         ZZ
                                         360        398,680.92          1
    235 MYSTIC VALLEY PARKWAY          7.125          2,688.14         77
                                       6.875          2,688.14      524,000.00
    WINCHESTER       MA   01890          2            10/06/98         00
    7282547                              05           12/01/98          0
    7282547                              O            11/01/28
    0


    1842113          076/076             F          386,750.00         ZZ
                                         348        386,093.03          1
    358 WEST TAM-O-SHANTER             7.250          2,664.11         85
                                       7.000          2,664.11      455,000.00
    PHOENIX          AZ   85023          2            10/01/98         01
    7293382                              03           11/01/98         12
    7293382                              O            10/01/27
    0


    1842114          076/076             F          504,000.00         ZZ
                                         360        503,171.33          1
    12505 SHIRE LANE                   7.000          3,353.13         80
                                       6.750          3,353.13      630,000.00
1


    OKLAHOMA CITY    OK   73170          2            09/28/98         00
    7297171                              03           11/01/98          0
    7297171                              O            10/01/28
    0


    1842116          076/076             F          399,500.00         ZZ
                                         360        398,332.32          1
    1320 NORTH COUNTY ROAD 31          7.625          2,827.64         85
                                       7.375          2,827.64      470,000.00
    BERTHOUD         CO   80513          2            07/24/98         14
    7302905                              05           09/01/98         12
    7302905                              O            08/01/28
    0


    1842120          076/076             F          295,000.00         ZZ
                                         360        294,490.59          1
    19365 BUCKINGHAM PLACE             6.750          1,913.37         66
                                       6.500          1,913.37      449,000.00
    BROOKFIELD       WI   53045          5            10/01/98         00
    7308260                              05           11/01/98          0
    7308260                              O            10/01/28
    0


    1842121          076/076             F          374,000.00         ZZ
                                         360        373,429.07          1
    1453 EAST GOODRICH LANE            7.375          2,583.13         54
                                       7.125          2,583.13      693,000.00
    FOX POINT        WI   53217          2            09/28/98         00
    7308275                              05           11/01/98          0
    7308275                              O            10/01/28
    0


    1842122          076/076             F          265,500.00         ZZ
                                         360        265,094.70          1
    119 HAMILTON ROAD                  7.375          1,833.75         90
                                       7.125          1,833.75      295,000.00
    LANDENBERG       PA   19350          1            09/21/98         11
    7312035                              03           11/01/98         25
    7312035                              O            10/01/28
    0


    1842123          076/076             F          406,500.00         ZZ
                                         360        405,570.43          1
    460 STRATHAVEN DR                  6.625          2,602.87         79
                                       6.375          2,602.87      515,000.00
    FINDLAY          OH   45840          2            09/22/98         00
    7313919                              05           11/01/98          0
    7313919                              O            10/01/28
    0
1




    1842124          076/076             F          640,000.00         ZZ
                                         360        638,337.59          1
    13517 WESTON PARK                  6.750          4,151.03         80
                                       6.500          4,151.03      800,000.00
    TOWN AND COUNTR  MO   63131          1            08/07/98         00
    7315490                              05           10/01/98          0
    7315490                              O            09/01/28
    0


    1842127          076/076             F          251,500.00         ZZ
                                         360        251,116.08          1
    629 WILKERSON ROAD                 7.375          1,737.05         55
                                       7.125          1,737.05      465,000.00
    FAIRBORN         OH   45324          2            09/23/98         00
    7317835                              05           11/01/98          0
    7317835                              O            10/01/28
    0


    1842131          076/076             F          276,700.00         ZZ
                                         348        276,195.40          1
    15968 LONGMEADOW LN                6.875          1,836.84         83
                                       6.625          1,836.84      335,000.00
    COLORADO SPRING  CO   80921          1            09/16/98         01
    7321799                              03           11/01/98         25
    7321799                              O            10/01/27
    0


    1842135          076/076             F          481,150.00         ZZ
                                         360        480,415.51          1
    9183 E MOUNTAIN SPRINGS ROAD       7.375          3,323.19         80
                                       7.125          3,323.19      605,000.00
    SCOTTSDALE       AZ   85255          1            09/04/98         00
    7324000                              03           11/01/98          0
    7324000                              O            10/01/28
    0


    1842136          076/076             F          250,000.00         ZZ
                                         360        249,804.97          1
    12529 E SILVER SPUR STREET         7.250          1,705.45         53
                                       7.000          1,705.45      475,000.00
    SCOTTSDALE       AZ   85259          2            10/06/98         00
    7325161                              05           12/01/98          0
    7325161                              O            11/01/28
    0


    1842137          076/076             F          333,000.00         ZZ
                                         360        332,401.52          1
1


    625 13TH AVENUE PLACE NW           7.125          2,243.49         90
                                       6.875          2,243.49      370,000.00
    HICKORY          NC   28601          2            09/08/98         11
    7325246                              05           11/01/98         25
    7325246                              O            10/01/28
    0


    1842139          076/076             F          260,450.00         ZZ
                                         360        260,021.76          1
    7623 EAST WING SHADOW ROAD         7.000          1,732.79         90
                                       6.750          1,732.79      290,000.00
    SCOTTSDALE       AZ   85255          1            09/16/98         14
    7325737                              03           11/01/98         30
    7325737                              O            10/01/28
    0


    1842143          076/076             F          297,000.00         ZZ
                                         360        296,017.64          1
    11359 HOYDALE ROW                  7.000          1,975.95         90
                                       6.750          1,975.95      332,000.00
    SAN DIEGO        CA   92128          1            07/22/98         14
    7332484                              03           09/01/98         25
    7332484                              O            08/01/28
    0


    1842144          076/076             F          233,000.00         ZZ
                                         360        232,464.82          1
    11009 BUCKEYE TRACE                7.375          1,609.28         88
                                       7.125          1,609.28      265,000.00
    GOSHEN           KY   40026          1            09/02/98         14
    7333171                              05           10/01/98         25
    7333171                              O            09/01/28
    0


    1842146          076/076             F          232,750.00         ZZ
                                         360        232,420.40          1
    286 RUE PIPER                      7.750          1,667.45         94
                                       7.500          1,667.45      250,000.00
    SLIDELL          LA   70461          1            09/25/98         11
    7335999                              05           11/01/98         30
    7335999                              O            10/01/28
    0


    1842153          076/076             F          342,000.00         ZZ
                                         360        341,739.76          1
    4523 RIVERS EDGE DRIVE             7.375          2,362.11         76
                                       7.125          2,362.11      450,000.00
    TROY             MI   48098          2            10/01/98         00
    7347149                              05           12/01/98          0
1


    7347149                              O            11/01/28
    0


    1842158          076/076             F          271,900.00         T
                                         360        271,693.10          1
    39 WASHAMAN AVENUE                 7.375          1,877.95         80
                                       7.125          1,877.95      340,000.00
    NANTUCKET        MA   02554          2            10/13/98         00
    7354912                              05           12/01/98          0
    7354912                              O            11/01/28
    0


    1842159          076/076             F          316,000.00         T
                                         360        315,529.49          1
    2445 W GULF DRIVE                  7.500          2,209.52         77
    #D35                               7.250          2,209.52      415,000.00
    SANIBEL          FL   33957          1            09/24/98         00
    7355715                              01           11/01/98          0
    7355715                              O            10/01/28
    0


    1842161          076/076             F          240,500.00         ZZ
                                         360        240,302.86          1
    26 ESCANYO DRIVE                   7.000          1,600.06         72
                                       6.750          1,600.06      335,000.00
    S SAN FRAN       CA   94080          2            10/05/98         00
    7357181                              05           12/01/98          0
    7357181                              O            11/01/28
    0


    1842166          076/076             F          276,000.00         ZZ
                                         360        275,556.72          1
    14284 MARIANAPOLIS WAY             7.125          1,859.47         75
                                       6.875          1,859.47      368,000.00
    SAN DIEGO        CA   92129          5            09/29/98         00
    7403178                              05           11/01/98          0
    7403178                              O            10/01/28
    0


    1842167          076/076             F          260,000.00         ZZ
                                         360        259,786.88          1
    4463 SOUTH ABINADI ROAD            7.000          1,729.79         77
                                       6.750          1,729.79      340,000.00
    SALT LAKE CITY   UT   84124          1            10/08/98         00
    7403469                              05           12/01/98          0
    7403469                              O            11/01/28
    0


1


    1842171          076/076             F          258,490.00         ZZ
                                         360        258,054.42          1
    3161 HOOP PINE PLACE               6.875          1,698.10         73
                                       6.625          1,698.10      358,500.00
    SIMI VALLEY      CA   93065          1            09/22/98         00
    7404540                              03           11/01/98          0
    7404540                              O            10/01/28
    0


    1842172          076/076             F          297,000.00         ZZ
                                         360        296,535.24          1
    1826 SOUTH 45 WEST                 7.250          2,026.06         90
                                       7.000          2,026.06      330,000.00
    OREM             UT   84058          2            09/29/98         10
    7404972                              05           11/01/98         25
    7404972                              O            10/01/28
    0


    1842177          076/076             F          310,000.00         ZZ
                                         360        309,745.89          1
    56 NORFOLK                         7.000          2,062.44         55
                                       6.750          2,062.44      570,000.00
    CLARENDON HILLS  IL   60514          2            10/07/98         00
    7410030                              05           12/01/98          0
    7410030                              O            11/01/28
    0


    1842181          076/076             F          335,000.00         ZZ
                                         360        333,756.72          1
    6945 N KEDVALE AVENUE              7.250          2,285.30         67
                                       7.000          2,285.30      500,000.00
    LINCOLNWOOD      IL   60646          2            09/30/98         00
    7810597                              05           11/01/98          0
    7810597                              O            10/01/28
    0


    1842182          076/076             F          237,600.00         ZZ
                                         360        236,246.01          1
    4508 EDGEFIELD ROAD                7.125          1,600.76         80
                                       6.875          1,600.76      297,000.00
    KENSINGTON       MD   20895          1            04/22/98         00
    9599472                              05           06/01/98          0
    9599472                              O            05/01/28
    0


    1842207          196/G01             F          258,000.00         ZZ
                                         360        257,788.51          1
    16890 EAST 116TH COURT             7.000          1,716.49         68
                                       6.750          1,716.49      380,000.00
1


    COMMERCE CITY    CO   80022          2            10/26/98         00
    0431105667                           05           12/01/98          0
    1212963                              O            11/01/28
    0


    1842208          638/G01             F          240,000.00         ZZ
                                         360        239,826.30          1
    242 WIANNO AVENUE                  7.625          1,698.70         40
                                       7.375          1,698.70      615,000.00
    BARNSTABLE       MA   02655          2            10/22/98         00
    0431105931                           05           12/01/98          0
    08802659                             O            11/01/28
    0


    1842210          638/G01             F          199,200.00         ZZ
                                         360        199,200.00          1
    4592 NEWPORT AVENUE                7.875          1,444.34         80
                                       7.625          1,444.34      249,000.00
    SAN DIEGO        CA   92107          1            11/05/98         00
    0431105949                           05           01/01/99          0
    08812639                             O            12/01/28
    0


    1842211          196/G01             F          232,400.00         ZZ
                                         360        232,227.52          1
    8153 PEACHTREE AVENUE              7.500          1,624.98         80
                                       7.250          1,624.98      290,500.00
    NEWARK           CA   94560          1            10/21/98         00
    0431105717                           05           12/01/98          0
    1214447                              O            11/01/28
    0


    1842213          638/G01             F          261,250.00         ZZ
                                         360        261,074.71          1
    2070 DRISCOLL DRIVE                8.000          1,916.96         95
                                       7.750          1,916.96      275,000.00
    RENO             NV   89509          1            10/28/98         10
    0431112531                           05           12/01/98         30
    08808768                             O            11/01/28
    0


    1842220          638/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    4456 YERBA SANTA DRIVE             7.750          3,295.50         80
                                       7.500          3,295.50      575,000.00
    SAN DIEGO        CA   92115          1            11/05/98         00
    0431105980                           05           01/01/99          0
    08818184                             O            12/01/28
    0
1




    1842223          196/G01             F          310,000.00         ZZ
                                         360        309,752.10          1
    14 SUNSET PARK COVE                7.125          2,088.53         68
                                       6.875          2,088.53      459,500.00
    AUSTIN           TX   78734          1            10/14/98         00
    0431106038                           03           12/01/98          0
    1192397                              O            11/01/28
    0


    1842249          638/G01             F          547,500.00         ZZ
                                         360        547,062.17          1
    5801 SONNY DRIVE                   7.125          3,688.61         75
                                       6.875          3,688.61      730,000.00
    LOTHIAN          MD   20711          5            10/23/98         00
    0431111376                           05           12/01/98          0
    08800398                             O            11/01/28
    0


    1842253          638/G01             F          143,500.00         ZZ
                                         360        143,500.00          1
    7142 ASTORIA STREET                7.500          1,003.37         70
                                       7.250          1,003.37      205,000.00
    SAN DIEGO        CA   92111          2            11/04/98         00
    0431111350                           05           01/01/99          0
    08809812                             O            12/01/28
    0


    1842254          K08/G01             F          465,000.00         ZZ
                                         360        465,000.00          1
    12508 WOODSIDE CT.                 6.875          3,054.72         79
                                       6.625          3,054.72      590,000.00
    SARATOGA         CA   95070          2            11/05/98         00
    0411118136                           05           01/01/99          0
    411118136                            O            12/01/28
    0


    1842257          638/G01             F          476,000.00         T
                                         360        476,000.00          1
    949 LIGHTHOUSE DRIVE               7.375          3,287.61         80
                                       7.125          3,287.61      595,000.00
    COROLLA          NC   27927          1            11/05/98         00
    0431109388                           05           01/01/99          0
    08813826                             O            12/01/28
    0


    1842261          638/G01             F          108,000.00         ZZ
                                         360        107,915.75          1
1


    155 ELIOT STREET                   7.250            736.75         80
                                       7.000            736.75      135,000.00
    ASHLAND          MA   01721          1            10/30/98         00
    0431109354                           05           12/01/98          0
    08813508                             O            11/01/28
    0


    1842262          638/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    1220 CARTER ROAD                   7.250          2,101.10         80
                                       7.000          2,101.10      385,000.00
    SACRAMENTO       CA   95864          5            11/02/98         00
    0431109255                           05           01/01/99          0
    08812643                             O            12/01/28
    0


    1842263          638/G01             F          352,000.00         ZZ
                                         360        352,000.00          1
    1441 CREST DRIVE                   7.125          2,371.49         74
                                       6.875          2,371.49      480,000.00
    ENCINITAS        CA   92024          2            11/04/98         00
    0431109271                           05           01/01/99          0
    08808287                             O            12/01/28
    0


    1842267          638/G01             F           77,600.00         ZZ
                                         360         77,600.00          1
    1438 LAGUNA CIRCLE                 7.250            529.37         78
                                       7.000            529.37      100,000.00
    STOCKTON         CA   95206          2            10/30/98         00
    0431111301                           05           01/01/99          0
    08806557                             O            12/01/28
    0


    1842269          K08/G01             F          245,800.00         ZZ
                                         360        245,800.00          1
    1343 NORTH JACKSON AVENUE          7.250          1,676.79         55
                                       7.000          1,676.79      455,000.00
    RIVER FOREST     IL   60305          2            11/10/98         00
    0411109341                           05           01/01/99          0
    411109341                            O            12/01/28
    0


    1842279          638/G01             F          237,200.00         ZZ
                                         360        237,200.00          1
    5200 BROCKTON COURT                7.625          1,678.89         95
                                       7.375          1,678.89      250,989.00
    GLEN ALLEN       VA   23060          1            11/13/98         19
    0431108364                           03           01/01/99         30
1


    3174354                              O            12/01/28
    0


    1842286          637/G01             F          390,000.00         ZZ
                                         360        389,688.12          1
    2725 HAWK VIEW                     7.125          2,627.51         80
                                       6.875          2,627.51      487,500.00
    ARROYO GRANDE    CA   93420          1            10/29/98         00
    0431120955                           03           12/01/98          0
    0010148369                           O            11/01/28
    0


    1842293          637/G01             F          519,000.00         ZZ
                                         360        518,584.96          1
    583 GELN ALTO DRIVE                7.125          3,496.60         70
                                       6.875          3,496.60      745,000.00
    LOS ALTOS        CA   94024          2            10/26/98         00
    0431111269                           05           12/01/98          0
    0010944932                           O            11/01/28
    0


    1842296          637/G01             F          244,500.00         ZZ
                                         360        244,313.96          1
    14011 WESTVIEW FOREST DR           7.375          1,688.70         95
                                       7.125          1,688.70      257,400.00
    BOWIE            MD   20720          1            10/26/98         14
    0431110303                           03           12/01/98         30
    0011244274                           O            11/01/28
    0


    1842300          637/G01             F          498,000.00         ZZ
                                         360        497,591.79          1
    1365 SUNRISE COURT                 7.000          3,313.21         57
                                       6.750          3,313.21      880,000.00
    LOS ALTOS        CA   94024          2            10/28/98         00
    0431120989                           05           12/01/98          0
    0012779989                           O            11/01/28
    0


    1842302          637/G01             F          267,000.00         ZZ
                                         360        266,786.48          1
    1811 KIRKLYN DRIVE                 7.125          1,798.83         49
                                       6.875          1,798.83      545,000.00
    SAN JOSE         CA   95124          2            10/14/98         00
    0431106111                           05           12/01/98          0
    13431358                             O            11/01/28
    0


1


    1842304          637/G01             F          334,000.00         ZZ
                                         360        333,732.91          1
    3212 CAMARILLO COURT               7.125          2,250.22         60
                                       6.875          2,250.22      560,000.00
    SAN JOSE         CA   95135          2            10/26/98         00
    0431111400                           05           12/01/98          0
    0010945467                           O            11/01/28
    0


    1842305          G34/G01             F          241,870.00         ZZ
                                         360        241,870.00          1
    2604 PRESTONWOOD DRIVE             7.875          1,753.73         80
                                       7.625          1,753.73      302,338.00
    PLANO            TX   75093          1            11/06/98         00
    0431108075                           05           01/01/99          0
    81085378                             O            12/01/28
    0


    1842307          637/G01             F          272,000.00         ZZ
                                         360        271,777.04          1
    15830 LOMA VISTA AVENUE            7.000          1,809.63         80
                                       6.750          1,809.63      340,000.00
    LOS GATOS        CA   95030          1            10/23/98         00
    0431109024                           05           12/01/98          0
    0010942332                           O            11/01/28
    0


    1842313          637/G01             F          245,000.00         ZZ
                                         360        244,703.65          1
    5122 KELLER RIDGE DRIVE            6.875          1,609.48         69
                                       6.625          1,609.48      360,000.00
    CLAYTON          CA   94517          2            10/16/98         00
    0431122613                           05           12/01/98          0
    0010942043                           O            11/01/28
    0


    1842320          685/G01             F          201,600.00         ZZ
                                         360        201,600.00          1
    4391 VALE STREET                   7.250          1,375.27         80
                                       7.000          1,375.27      252,000.00
    IRVINE           CA   92604          1            11/11/98         00
    0431109172                           03           01/01/99          0
    117130                               O            12/01/28
    0


    1842334          201/G01             F          286,300.00         ZZ
                                         360        286,300.00          1
    165 STONEY RIDGE DRIVE             7.000          1,904.77         75
                                       6.750          1,904.77      385,000.00
1


    ALPHARETTA       GA   30022          2            11/12/98         00
    0431110469                           05           01/01/99          0
    505291                               O            12/01/28
    0


    1842343          201/G01             F          465,000.00         ZZ
                                         360        464,569.31          1
    6290 HOLLAND DRIVE                 6.375          2,901.00         65
                                       6.125          2,901.00      716,000.00
    CUMMING          GA   30041          4            10/30/98         00
    0431110642                           05           12/01/98          0
    601936                               O            11/01/28
    0


    1842356          201/G01             F          336,000.00         ZZ
                                         360        335,717.71          1
    75 TURTLE CREEK CIRCLE             6.875          2,207.29         80
                                       6.625          2,207.29      420,000.00
    OLDSMAR          FL   34677          1            10/29/98         00
    0431110782                           03           12/01/98          0
    5309108438                           O            11/01/28
    0


    1842359          637/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    7222 CUTTING BLVD                  6.625          1,920.94         80
                                       6.375          1,920.94      375,000.00
    EL CERRITO       CA   94530          1            11/02/98         00
    0431122720                           05           01/01/99          0
    0010147908                           O            12/01/28
    0


    1842363          201/G01             F          256,000.00         ZZ
                                         360        255,774.13          1
    920 BURREN DRIVE                   6.625          1,639.20         80
                                       6.375          1,639.20      320,000.00
    ALPHARETTA       GA   30004          1            10/30/98         00
    0431110808                           03           12/01/98          0
    407065                               O            11/01/28
    0


    1842397          637/G01             F           36,000.00         ZZ
                                         360         35,972.61          1
    724 WELCH 10                       7.375            248.64         80
                                       7.125            248.64       45,000.00
    DENTON           TX   76201          1            10/28/98         00
    0431114792                           01           12/01/98          0
    0011774874                           O            11/01/28
    0
1




    1842403          637/G01             F          244,000.00         ZZ
                                         360        243,795.01          1
    421 VASSAR AVENUE                  6.875          1,602.91         45
                                       6.625          1,602.91      552,000.00
    BERKELEY         CA   94708          2            10/28/98         00
    0431127588                           05           12/01/98          0
    0010146462                           O            11/01/28
    0


    1842405          664/G01             F          298,000.00         ZZ
                                         360        297,773.24          1
    16898 CRANBROOK AVENUE             7.375          2,058.22         78
                                       7.125          2,058.22      385,000.00
    TORRANCE         CA   90504          2            10/14/98         00
    0431112622                           05           12/01/98          0
    2770501                              O            11/01/28
    0


    1842412          E33/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    190 AHWAHNEE ROAD                  7.250          3,410.89         33
                                       7.000          3,410.89    1,550,000.00
    LAKE FOREST      IL   60045          2            11/13/98         00
    0431111194                           05           01/01/99          0
    206284442                            O            12/01/28
    0


    1842418          637/G01             F          281,000.00         ZZ
                                         360        280,780.79          1
    34313 XANADU TERRACE               7.250          1,916.92         80
                                       7.000          1,916.92      353,000.00
    FREMONT          CA   94555          2            10/23/98         00
    0431119189                           03           12/01/98          0
    0010945012                           O            11/01/28
    0


    1842443          K08/G01             F          494,550.00         ZZ
                                         360        494,164.21          1
    9458 DERAMUS FARM COURT            7.250          3,373.70         73
                                       7.000          3,373.70      685,000.00
    VIENNA           VA   22182          2            10/30/98         00
    0411093404                           03           12/01/98          0
    411093404                            O            11/01/28
    0


    1842450          225/225             F          150,000.00         ZZ
                                         360        149,888.67          1
1


    2562 VILLAMONTE COURT              7.500          1,048.83         67
                                       7.250          1,048.83      225,445.00
    CAMARILLO        CA   93010          1            10/07/98         00
    7061589                              01           12/01/98          0
    7061589                              O            11/01/28
    0


    1842462          225/225             F          338,000.00         ZZ
                                         360        337,736.32          1
    12391 RANCHVIEW DRIVE              7.250          2,305.76         65
                                       7.000          2,305.76      525,000.00
    SANTA ANA AREA   CA   92705          2            10/09/98         00
    7064561                              05           12/01/98          0
    7064561                              O            11/01/28
    0


    1842487          J95/J95             F          278,500.00         ZZ
                                         360        278,254.28          1
    113 NORTH FORESTVIEW LANE          6.625          1,783.27         84
                                       6.375          1,783.27      333,000.00
    AURORA           IL   60504          2            10/22/98         10
    0016308991                           03           12/01/98         12
    0016308991                           O            11/01/28
    0


    1842496          J95/J95             F          251,100.00         ZZ
                                         360        250,889.04          1
    232 BELMONT AVENUE EAST            6.875          1,649.55         90
    #406                               6.625          1,649.55      279,000.00
    SEATTLE          WA   98102          1            10/01/98         04
    13171186                             08           12/01/98         25
    13171186                             O            11/01/28
    0


    1842506          J95/J95             F          431,000.00         ZZ
                                         360        430,358.28          1
    1880 TRESTLE GLEN ROAD             7.500          3,013.61         71
                                       7.250          3,013.61      610,000.00
    PIEDMONT         CA   94610          2            09/29/98         00
    13167754                             05           11/01/98          0
    13167754                             O            10/01/28
    0


    1842518          K88/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    6 EDGEWOOD ROAD                    7.500          1,748.05         42
                                       7.250          1,748.05      605,000.00
    MADISON          NJ   07940          5            11/13/98         00
    0431111228                           05           01/01/99          0
1


    9324                                 O            12/01/28
    0


    1842519          J95/J95             F          258,000.00         ZZ
                                         360        257,777.86          1
    1464 N MORNINGSIDE DRIVE           6.750          1,673.39         80
                                       6.500          1,673.39      325,000.00
    ATLANTA          GA   30303          5            10/21/98         00
    10132959                             05           12/01/98          0
    10132959                             O            11/01/28
    0


    1842524          J95/J95             F          259,200.00         ZZ
                                         360        258,763.23          1
    1820 BUCKINGHAM COURT              6.875          1,702.76         80
                                       6.625          1,702.76      324,000.00
    KINGSPORT        TN   37660          1            09/30/98         00
    13215058                             05           11/01/98          0
    13215058                             O            10/01/28
    0


    1842528          J95/J95             F          425,000.00         ZZ
                                         360        423,216.09          1
    19112 SIERRA MAJORCA ROAD          7.875          3,081.54         68
                                       7.625          3,081.54      630,000.00
    IRVINE           CA   92612          2            05/22/98         00
    12801395                             03           07/01/98          0
    12801395                             O            06/01/28
    0


    1842532          E11/G01             F          380,000.00         ZZ
                                         360        379,710.85          1
    1660 E RIVERTON POINT              7.375          2,624.57         80
                                       7.125          2,624.57      475,000.00
    EAGAN            MN   55122          1            11/03/98         00
    0431106954                           05           12/01/98          0
    0320587                              O            11/01/28
    0


    1842537          J95/J95             F          268,000.00         ZZ
                                         360        267,806.03          1
    1252 BIRD AVENUE                   7.625          1,896.89         80
                                       7.375          1,896.89      335,000.00
    SAN JOSE         CA   95125          2            10/09/98         00
    13167895                             05           12/01/98          0
    13167895                             O            11/01/28
    0


1


    1842544          J95/J95             F          260,000.00         ZZ
                                         360        259,770.61          1
    9 BROWN ROAD                       6.625          1,664.81         73
                                       6.375          1,664.81      358,000.00
    WILTON           NH   03086          2            10/22/98         00
    0016168312                           05           12/01/98          0
    0016168312                           O            11/01/28
    0


    1842575          J95/J95             F          255,000.00         ZZ
                                         360        254,790.97          1
    3841 EAST HERMOSA VISTA DRIVE      7.000          1,696.53         73
                                       6.750          1,696.53      350,000.00
    MESA             AZ   85215          5            10/01/98         00
    16249385                             03           12/01/98          0
    16249385                             O            11/01/28
    0


    1842580          J95/J95             F          248,000.00         ZZ
                                         360        247,592.25          1
    2480 BROOKHILL DRIVE               7.000          1,649.95         80
                                       6.750          1,649.95      310,000.00
    CAMERILLO        CA   93010          2            09/21/98         00
    0013436787                           05           11/01/98          0
    0013436787                           O            10/01/28
    0


    1842582          601/G01             F          218,400.00         ZZ
                                         360        218,049.66          1
    170 BOULDER BROOK DRIVE            7.125          1,471.40         80
                                       6.875          1,471.40      273,000.00
    BOULDER CREEK    CA   95006          2            09/09/98         00
    0431109479                           05           11/01/98          0
    1276160                              O            10/01/28
    0


    1842593          J95/J95             F          650,000.00         ZZ
                                         349        648,350.19          1
    3480 WINDGARDEN COVE               7.250          4,473.71         65
                                       7.000          4,473.71    1,000,000.00
    MEMPHIS          TN   38125          2            08/13/98         00
    0005895990                           03           10/01/98          0
    0005895990                           O            10/01/27
    0


    1842601          J95/J95             F          284,900.00         ZZ
                                         360        284,419.93          1
    3317 RUBY AVENUE                   6.875          1,871.59         75
                                       6.625          1,871.59      379,900.00
1


    SAN JOSE         CA   95135          1            09/25/98         00
    0013166772                           05           11/01/98          0
    0013166772                           O            10/01/28
    0


    1842607          676/676             F          148,000.00         ZZ
                                         360        148,000.00          1
    302 ANONIA STREET                  7.125            997.11         32
                                       6.875            997.11      465,000.00
    HONOLULU         HI   96822          2            11/02/98         00
    0000                                 05           01/01/99          0
    0000                                 O            12/01/28
    0


    1842630          J95/J95             F          179,650.00         ZZ
                                         360        179,347.26          1
    12366 FIFE NESS COURT              6.875          1,180.18         80
                                       6.625          1,180.18      224,885.00
    BRISTOW          VA   20136          1            09/30/98         00
    0007993538                           03           11/01/98          0
    0007993538                           O            10/01/28
    0


    1842667          685/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
    9814 SHOSHONE AVENUE               7.750          1,885.60         80
                                       7.500          1,885.60      329,000.00
    LOS ANGELES      CA   91325          1            11/05/98         00
    0431108935                           05           01/01/99          0
    116137                               O            12/01/28
    0


    1842745          685/G01             F          319,200.00         ZZ
                                         360        319,200.00          1
    5565 VIA VERANO                    7.250          2,177.51         80
                                       7.000          2,177.51      399,000.00
    YORBA LINDA      CA   92887          1            11/10/98         00
    0431109297                           05           01/01/99          0
    115833                               O            12/01/28
    0


    1842752          685/G01             F          316,800.00         ZZ
                                         360        316,800.00          1
    2161 VIA TECA 51                   7.750          2,269.60         80
                                       7.500          2,269.60      396,000.00
    SAN CLEMENTE     CA   92673          1            11/13/98         00
    0431110204                           01           01/01/99          0
    116013                               O            12/01/28
    0
1




    1842764          J95/J95             F          330,550.00         ZZ
                                         360        330,272.30          1
    3450 SOUTH WINCHESTER WAY          6.875          2,171.48         80
                                       6.625          2,171.48      413,224.00
    ROWLAND HEIGHTS  CA   91748          1            10/14/98         00
    0013084835                           03           12/01/98          0
    0013084835                           O            11/01/28
    0


    1842775          J95/J95             F          292,000.00         ZZ
                                         360        291,766.49          1
    4886 MOORPARK AVENUE               7.125          1,967.26         80
                                       6.875          1,967.26      365,000.00
    SAN JOSE         CA   95129          1            10/06/98         00
    0016213324                           05           12/01/98          0
    0016213324                           O            11/01/28
    0


    1842784          J95/J95             F          253,600.00         ZZ
                                         360        253,212.88          1
    122 STATE STREET SOUTH             7.375          1,751.55         79
    #E-125                             7.125          1,751.55      325,000.00
    KIRKLAND         WA   98033          2            09/28/98         00
    0013351408                           01           11/01/98          0
    0013351408                           O            10/01/28
    0


    1842806          J95/J95             F          262,350.00         ZZ
                                         360        262,140.19          1
    22 GRAVERSHAM DRIVE                7.125          1,767.51         80
                                       6.875          1,767.51      327,990.00
    MARLBORO         NJ   07746          1            10/20/98         00
    0009492489                           05           12/01/98          0
    0009492489                           O            11/01/28
    0


    1842811          356/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    11449 SEINE COURT                  7.625          1,719.94         51
                                       7.375          1,719.94      480,000.00
    DUBLIN           CA   94568          2            10/22/98         00
    0431112085                           03           01/01/99          0
    2624161                              O            12/01/28
    0


    1842869          J95/J95             F          437,000.00         ZZ
                                         360        436,332.90          1
1


    6715 WEMBERLY WAY                  7.375          3,018.26         47
                                       7.125          3,018.26      945,000.00
    MCLEAN           VA   22101          2            10/05/98         00
    0016202822                           05           11/01/98          0
    0016202822                           O            10/01/28
    0


    1842872          J95/J95             F          204,800.00         ZZ
                                         360        204,623.67          1
    4323 GALESBURY LANE                6.750          1,328.33         80
                                       6.500          1,328.33      256,000.00
    CHANTILLY        VA   20151          1            10/22/98         00
    0009547712                           03           12/01/98          0
    0009547712                           O            11/01/28
    0


    1842877          J95/J95             F          239,900.00         ZZ
                                         360        239,505.57          1
    100 SPRING BROOK COURT             7.000          1,596.06         80
                                       6.750          1,596.06      299,900.00
    SOUTHLAKE        TX   76092          1            10/02/98         00
    0013397112                           05           11/01/98          0
    0013397112                           O            10/01/28
    0


    1842883          J95/J95             F          321,600.00         ZZ
                                         360        321,058.09          1
    142 CAMINO DEL SOL                 6.875          2,112.68         80
                                       6.625          2,112.68      402,000.00
    VALLEJO          CA   94591          1            09/29/98         00
    0013165535                           03           11/01/98          0
    0013165535                           O            10/01/28
    0


    1842885          J95/J95             F          172,800.00         ZZ
                                         360        172,522.80          1
    1972 ROSE LANE                     7.125          1,164.19         80
                                       6.875          1,164.19      216,000.00
    PLEASANT HILL    CA   94523          1            09/24/98         00
    0013409792                           05           11/01/98          0
    0013409792                           O            10/01/28
    0


    1842892          J95/J95             F          229,750.00         ZZ
                                         360        229,566.27          1
    2707 DUNMOORE DRIVE                7.125          1,547.87         80
                                       6.875          1,547.87      287,230.00
    SNELLVILLE       GA   30078          1            10/20/98         00
    0010525384                           03           12/01/98          0
1


    0010525384                           O            11/01/28
    0


    1842902          J95/J95             F          210,400.00         ZZ
                                         360        210,243.85          1
    880 ST MARY AVENUE                 7.500          1,471.15         80
                                       7.250          1,471.15      263,000.00
    SAN LEANDRO      CA   94577          1            10/20/98         00
    0016180200                           05           12/01/98          0
    0016180200                           O            11/01/28
    0


    1842909          J95/J95             F          300,000.00         ZZ
                                         360        299,777.35          1
    9665 NW 59 COURT                   7.500          2,097.65         94
                                       7.250          2,097.65      320,000.00
    PARKLAND         FL   33076          1            10/26/98         12
    0010546687                           03           12/01/98         30
    0010546687                           O            11/01/28
    0


    1842925          601/G01             F          324,000.00         ZZ
                                         360        323,721.04          1
    14825 WYRICK AVENUE                6.750          2,101.46         80
                                       6.500          2,101.46      405,000.00
    SAN JOSE         CA   95124          1            10/08/98         00
    0431117449                           05           12/01/98          0
    3006185                              O            11/01/28
    0


    1842931          E11/G01             F          139,100.00         ZZ
                                         360        139,100.00          1
    106 GLEAHAVEN ROAD                 7.125            937.14         74
                                       6.875            937.14      189,100.00
    WAYZATA          MN   55391          1            11/12/98         00
    0431107820                           05           01/01/99          0
    0320810                              O            12/01/28
    0


    1842933          601/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
    830 W 61ST TERRACE                 7.125          2,128.95         80
                                       6.875          2,128.95      395,000.00
    KANSAS CITY      MO   64113          1            11/03/98         00
    0431119379                           03           01/01/99          0
    4000068935                           O            12/01/28
    0


1


    1842945          J95/J95             F          352,800.00         ZZ
                                         360        352,524.78          1
    2113 WEST GIDDINGS STREET          7.250          2,406.72         90
                                       7.000          2,406.72      392,000.00
    CHICAGO          IL   60625          1            10/23/98         04
    0013182613                           05           12/01/98         25
    0013182613                           O            11/01/28
    0


    1842947          601/G01             F          284,000.00         ZZ
                                         360        283,772.88          1
    4501 WOODWARD AVENUE               7.125          1,913.37         74
                                       6.875          1,913.37      385,000.00
    DOWNERS GROVE    IL   60515          5            10/14/98         00
    0431117415                           05           12/01/98          0
    1275698                              O            11/01/28
    0


    1842950          601/G01             F          265,000.00         ZZ
                                         360        264,788.08          1
    16283 L STREET                     7.125          1,785.36         75
                                       6.875          1,785.36      355,000.00
    OMAHA            NE   68135          2            10/26/98         00
    0431117324                           05           12/01/98          0
    12759130                             O            11/01/28
    0


    1842951          J95/J95             F          498,000.00         ZZ
                                         360        497,201.15          1
    1595 LUPINE DEN COURT              7.125          3,355.12         80
                                       6.875          3,355.12      630,000.00
    VIENNA           VA   22182          2            10/01/98         00
    001699994                            03           11/01/98          0
    001699994                            O            10/01/28
    0


    1842955          601/G01             F          488,000.00         ZZ
                                         360        487,609.75          1
    3625 CULPEPPER COURT               7.125          3,287.75         80
                                       6.875          3,287.75      610,000.00
    LINCOLN          NE   68516          2            10/23/98         00
    0431119510                           05           12/01/98          0
    12762506                             O            11/01/28
    0


    1842956          J95/J95             F          300,000.00         ZZ
                                         360        299,771.72          1
    1925 ELDORADO CIRCLE               7.375          2,072.03         80
                                       7.125          2,072.03      375,000.00
1


    SUPERIOR         CO   80027          5            10/20/98         00
    0013502745                           05           12/01/98          0
    0013502745                           O            11/01/28
    0


    1842958          J95/J95             F          430,400.00         ZZ
                                         360        430,055.81          1
    13033 WEST HARVARD AVENUE          7.125          2,899.69         80
                                       6.875          2,899.69      538,000.00
    LAKEWOOD         CO   80228          2            10/06/98         00
    0016187387                           03           12/01/98          0
    0016187387                           O            11/01/28
    0


    1842997          601/G01             F          255,000.00         T
                                         360        254,769.47          1
    2500 WILL SCARLET PLACE            6.500          1,611.78         80
                                       6.250          1,611.78      320,000.00
    VIRGINIA BEACH   VA   23454          1            10/20/98         00
    0431119486                           05           12/01/98          0
    12880522                             O            11/01/28
    0


    1843006          822/G01             F          278,000.00         ZZ
                                         360        277,788.46          1
    1174 WATERWHEEL DRIVE              7.375          1,920.08         70
                                       7.125          1,920.08      397,500.00
    YARDLEY          PA   19067          5            10/19/98         00
    0431113752                           05           12/01/98          0
    1206013891                           O            11/01/28
    0


    1843008          601/G01             F          257,000.00         ZZ
                                         360        256,794.48          1
    3747 GOLDEN EAGLE CIRCLE           7.125          1,731.46         90
                                       6.875          1,731.46      286,000.00
    BLAIR            NE   68008          2            10/29/98         10
    0431117381                           05           12/01/98         25
    976M361                              O            11/01/28
    0


    1843010          637/G01             F          534,000.00         ZZ
                                         360        534,000.00          1
    443 SUMMIT ROAD                    6.875          3,508.00         68
                                       6.625          3,508.00      790,000.00
    WATSONVILLE      CA   95076          2            11/03/98         00
    0431124635                           05           01/01/99          0
    0013427256                           O            12/01/28
    0
1




    1843030          601/G01             F          350,000.00         ZZ
                                         360        349,720.11          1
    585 LOBLOLLY LANE                  7.125          2,358.02         77
                                       6.875          2,358.02      460,000.00
    CHARLOTTESVILLE  VA   22903          5            10/26/98         00
    0431119833                           05           12/01/98          0
    10205                                O            11/01/28
    0


    1843031          L47/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    803 GREENWOOD ROAD                 6.750          1,919.85         80
                                       6.500          1,919.85      370,000.00
    WILMINGTON       DE   19807          1            11/18/98         00
    0431126754                           05           01/01/99          0
    0320974                              O            12/01/28
    0


    1843047          601/G01             F          400,000.00         ZZ
                                         300        399,515.90          1
    6 CRANBERRY LANE                   7.125          2,859.10         67
                                       6.875          2,859.10      599,900.00
    LYNNFIELD        MA   01940          1            10/22/98         00
    0431119767                           05           12/01/98          0
    12631958                             O            11/01/23
    0


    1843061          601/G01             F          299,450.00         ZZ
                                         360        299,210.52          1
    3131 BRIARMOOR LANE                7.125          2,017.46         77
                                       6.875          2,017.46      390,000.00
    MIDLOTHIAN       VA   23113          2            10/26/98         00
    0431119361                           05           12/01/98          0
    12842829                             O            11/01/28
    0


    1843068          E82/G01             F           74,400.00         ZZ
                                         360         74,400.00          1
    10691 SHERMAN DRIVE                7.250            507.54         80
                                       7.000            507.54       93,000.00
    EDEN PRAIRE      MN   55347          1            11/19/98         00
    0400166609                           01           01/01/99          0
    040016609                            O            12/01/28
    0


    1843070          J95/J95             F          352,000.00         ZZ
                                         360        351,732.15          1
1


    248 CHATTANOOGA STREET             7.375          2,431.18         80
                                       7.125          2,431.18      440,000.00
    SAN FRANCISCO    CA   94114          5            10/06/98         00
    0013408299                           01           12/01/98          0
    0013408299                           O            11/01/28
    0


    1843082          J95/J95             F          258,000.00         ZZ
                                         360        257,777.86          1
    163 WAVERLY AVENUE                 6.750          1,673.39         63
                                       6.500          1,673.39      415,000.00
    NEWTON           MA   02158          2            10/20/98         00
    0016253817                           05           12/01/98          0
    0016253817                           O            11/01/28
    0


    1843101          601/G01             F          352,000.00         ZZ
                                         360        351,732.15          1
    1973 WHITE OAK WAY                 7.375          2,431.18         80
                                       7.125          2,431.18      440,000.00
    SAN CARLOS       CA   94070          1            10/12/98         00
    0431117399                           05           12/01/98          0
    3006409                              O            11/01/28
    0


    1843102          601/G01             F          259,000.00         ZZ
                                         360        258,797.95          1
    503 FOX HOLLOW DRIVE               7.250          1,766.84         76
                                       7.000          1,766.84      345,000.00
    KENNETT SQUARE   PA   19348          2            10/02/98         00
    0431119643                           05           12/01/98          0
    121123                               O            11/01/28
    0


    1843104          964/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    1921 HUNTINGTON LANE A             6.875          1,760.57         80
                                       6.625          1,760.57      335,000.00
    REDONDO BEACH    CA   90278          1            11/02/98         00
    0431112713                           01           01/01/99          0
    43224                                O            12/01/28
    0


    1843110          964/G01             F          273,600.00         ZZ
                                         360        273,381.21          1
    294 SOUTH LEANDRO STREET           7.125          1,843.29         80
                                       6.875          1,843.29      342,000.00
    ANAHEIM          CA   92807          1            10/26/98         00
    0431112606                           03           12/01/98          0
1


    43358                                O            11/01/28
    0


    1843114          964/G01             F          256,100.00         ZZ
                                         360        256,100.00          1
    29 HEMINGWAY COURT                 7.250          1,747.05         80
                                       7.000          1,747.05      320,192.00
    TRABUCO CANYON   CA   92679          1            11/17/98         00
    0431113190                           05           01/01/99          0
    33492                                O            12/01/28
    0


    1843117          964/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    2820 MADONNA DRIVE                 6.875          2,023.34         80
                                       6.625          2,023.34      385,000.00
    FULLERTON        CA   92835          1            11/13/98         00
    0431112416                           05           01/01/99          0
    45878                                O            12/01/28
    0


    1843119          964/G01             F          271,500.00         ZZ
                                         360        271,500.00          1
    526 PACHECO STREET                 6.875          1,783.56         58
                                       6.625          1,783.56      471,500.00
    SAN FRANCISCO    CA   94116          1            11/05/98         00
    0431113067                           05           01/01/99          0
    44219                                O            12/01/28
    0


    1843120          964/G01             F          239,800.00         ZZ
                                         360        239,800.00          1
    1703 DIXON STREET                  7.000          1,595.40         80
                                       6.750          1,595.40      299,750.00
    REDONDO BEACH    CA   90278          1            11/11/98         00
    0431112952                           05           01/01/99          0
    45077                                O            12/01/28
    0


    1843121          811/G01             F          338,000.00         ZZ
                                         360        338,000.00          1
    1385 VIA DEL LOS GRANDE            7.125          2,277.17         80
                                       6.875          2,277.17      422,500.00
    SAN JOSE         CA   95120          1            11/05/98         00
    0431112663                           05           01/01/99          0
    FM2207440                            O            12/01/28
    0


1


    1843122          964/G01             F          130,200.00         ZZ
                                         360        130,200.00          1
    383 CAMELIA RIVER WAY              7.875            944.04         70
                                       7.625            944.04      186,000.00
    SACRAMENTO       CA   95831          2            11/10/98         00
    0431112770                           05           01/01/99          0
    45041                                O            12/01/28
    0


    1843125          964/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    13040 ORANGE ROAD                  7.250          2,114.75         50
                                       7.000          2,114.75      625,000.00
    WILTON           CA   95693          2            11/11/98         00
    0431112382                           05           01/01/99          0
    44107                                O            12/01/28
    0


    1843126          E82/G01             F          378,400.00         ZZ
                                         360        378,400.00          1
    119 ELODIA CIRCLE                  7.250          2,581.36         80
                                       7.000          2,581.36      473,000.00
    NAPA             CA   94558          2            11/17/98         00
    0431110402                           05           01/01/99          0
    0400157681                           O            12/01/28
    0


    1843129          601/G01             F          346,800.00         ZZ
                                         360        346,529.46          1
    303 CORALBERRY ROAD                7.250          2,365.79         76
                                       7.000          2,365.79      460,000.00
    LOUISVILLE       KY   40207          2            10/16/98         00
    0431119601                           05           12/01/98          0
    01279873                             O            11/01/28
    0


    1843136          601/G01             F          294,500.00         ZZ
                                         360        294,039.13          1
    10206 SOUTH 175TH CIRCLE           7.250          2,009.01         87
                                       7.000          2,009.01      340,000.00
    GRETNA           NE   68136          2            09/21/98         12
    0431123504                           05           11/01/98         25
    1339263071                           O            10/01/28
    0


    1843147          601/G01             F          325,000.00         ZZ
                                         360        324,740.10          1
    221 GARLAND WAY                    7.125          2,189.59         52
                                       6.875          2,189.59      630,000.00
1


    LOS ALTOS        CA   94022          5            10/27/98         00
    0431119627                           05           12/01/98          0
    1286357                              O            11/01/28
    0


    1843152          601/G01             F          350,000.00         ZZ
                                         360        349,726.96          1
    12606 GREYSTONE COURT              7.250          2,387.62         62
                                       7.000          2,387.62      565,000.00
    COUNCIL BLUFFS   IA   51503          5            10/25/98         00
    0431120393                           05           12/01/98          0
    2039200199                           O            11/01/28
    0


    1843155          601/G01             F          335,000.00         ZZ
                                         360        334,718.55          1
    947 GLENANGUS DRIVE                6.875          2,200.72         78
                                       6.625          2,200.72      435,000.00
    BEL AIR          MD   21015          1            10/23/98         00
    0431120435                           05           12/01/98          0
    B98142A                              O            11/01/28
    0


    1843180          944/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
    3708 BRANDY ROCK WAY               7.250          2,619.56         80
                                       7.000          2,619.56      480,000.00
    REDWOOD CITY     CA   94061          1            11/12/98         00
    0431116771                           05           01/01/99          0
    16783                                O            12/01/28
    0


    1843186          L84/G01             F          160,000.00         ZZ
                                         360        159,875.19          1
    917 HIGHLINE ROAD                  7.250          1,091.48         73
                                       7.000          1,091.48      220,000.00
    GLENDALE         CA   91205          5            10/23/98         00
    0431118504                           05           12/01/98          0
    315696                               O            11/01/28
    0


    1843215          654/G01             F          560,000.00         ZZ
                                         360        560,000.00          1
    1930 VIA VENETO                    6.875          3,678.80         72
                                       6.625          3,678.80      780,000.00
    AREA OF CAMARIL  CA   93010          5            10/27/98         00
    0431117431                           05           01/01/99          0
    71001687                             O            12/01/28
    0
1




    1843217          367/367             F          520,000.00         ZZ
                                         360        519,145.04          1
    4419 39TH STREET NW                7.000          3,459.57         80
                                       6.750          3,459.57      650,000.00
    WASHINGTON       DC   20016          1            09/29/98         00
    99274850                             05           11/01/98          0
    99274850                             O            10/01/28
    0


    1843226          H47/G01             F          310,300.00         ZZ
                                         360        310,300.00          1
    5472 WEST PRENTICE CIRCLE          7.375          2,143.17         80
                                       7.125          2,143.17      387,953.00
    LITTLETON        CO   80123          1            11/12/98         00
    0431109917                           03           01/01/99          0
    10300197                             O            12/01/28
    0


    1843244          638/G01             F          154,800.00         ZZ
                                         360        154,669.95          1
    26 ELK AVENUE                      6.875          1,016.93         61
                                       6.625          1,016.93      254,830.00
    CRESTED BUTTE    CO   81224          1            10/23/98         00
    0431112218                           05           12/01/98          0
    08804182                             O            11/01/28
    0


    1843270          638/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    75 HOPKINTON STREET                7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
    WELLESLEY        MA   02181          2            10/23/98         00
    0431112432                           05           12/01/98          0
    08805101                             O            11/01/28
    0


    1843272          638/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
    264 COVENTRY WAY                   7.750          1,002.98         80
                                       7.500          1,002.98      175,000.00
    VALLEJO          CA   94591          2            11/04/98         00
    0431112408                           05           01/01/99          0
    08819277                             O            12/01/28
    0


    1843273          196/G01             F          251,750.00         ZZ
                                         360        251,553.61          1
1


    3282 MILLER COURT                  7.250          1,717.38         95
                                       7.000          1,717.38      265,000.00
    MEDFORD          OR   97504          1            10/27/98         19
    0431110006                           05           12/01/98         30
    1193340                              O            11/01/28
    0


    1843277          638/G01             F          310,020.00         ZZ
                                         360        310,020.00          1
    12115 BELSTEAD DRIVE               6.625          1,985.09         80
                                       6.375          1,985.09      387,525.00
    GLEN ALLEN       VA   23060          1            11/09/98         00
    0431112424                           03           01/01/99          0
    08810261                             O            12/01/28
    0


    1843278          196/G01             F          250,000.00         ZZ
                                         360        249,795.07          1
    7013 VIA OSTIONES                  7.000          1,663.26         66
                                       6.750          1,663.26      380,000.00
    CARLSBAD         CA   92009          2            10/22/98         00
    0431110048                           03           12/01/98          0
    1208856                              O            11/01/28
    0


    1843322          E82/G01             F          247,500.00         ZZ
                                         360        247,500.00          1
    305 EL PORTAL                      7.250          1,688.39         90
                                       7.000          1,688.39      275,000.00
    PALM SPRINGS     CA   92264          2            11/17/98         04
    0400164083                           05           01/01/99         25
    1516144                              O            12/01/28
    0


    1843325          E82/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
    16 MORRISTOWN ROAD                 7.500            867.03         80
                                       7.250            867.03      155,000.00
    ELIZABETH        NJ   07208          1            11/23/98         00
    0400160644                           05           01/01/99          0
    0400160644                           O            12/01/28
    0


    1843374          E82/G01             F          239,200.00         ZZ
                                         360        239,200.00          1
    571 HIGH STREET                    7.000          1,591.40         49
                                       6.750          1,591.40      495,000.00
    DENVER           CO   80218          2            11/16/98         00
    0400156584                           05           01/01/99          0
1


    0400156584                           O            12/01/28
    0


    1843421          E82/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    16481 WEST MOZART                  7.000          2,128.97         50
                                       6.750          2,128.97      650,000.00
    LOS GATOS        CA   95030          5            11/12/98         00
    0400159174                           05           01/01/99          0
    0400159174                           O            12/01/28
    0


    1843425          E82/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
    75 DISTLER AVENUE                  7.000          1,117.71         79
                                       6.750          1,117.71      215,000.00
    WEST CALDWELL    NJ   07006          2            11/18/98         00
    0400159125                           05           01/01/99          0
    0400159125                           O            12/01/28
    0


    1843427          E82/G01             F          557,000.00         T
                                         360        557,000.00          1
    1448 MARLBAROUGH COURT             7.500          3,894.62         75
                                       7.250          3,894.62      745,000.00
    LOS ALTOS        CA   94024          2            11/16/98         00
    0400157913                           05           01/01/99          0
    0400157913                           O            12/01/28
    0


    1843428          E82/G01             F          178,000.00         ZZ
                                         360        178,000.00          1
    1113 MOUND STREET                  7.125          1,199.22         69
                                       6.875          1,199.22      260,000.00
    BIG BEAR CITY    CA   92314          2            11/18/98         00
    0400157434                           05           01/01/99          0
    0400157434                           O            12/01/28
    0


    1843430          E82/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    43 PROSPECT AVENUE                 6.750          2,594.39         80
                                       6.500          2,594.39      501,000.00
    LONG BEACH       CA   90803          2            11/16/98         00
    0400158697                           05           01/01/99          0
    0400158697                           O            12/01/28
    0


1


    1843450          B64/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    368 WELLINGTON TERRACE             7.250          1,719.09         78
                                       7.000          1,719.09      325,000.00
    JENKINTOWN       PA   19046          2            11/04/98         00
    0431120740                           05           01/01/99          0
    67107                                O            12/01/28
    0


    1843525          966/G01             F          328,800.00         ZZ
                                         360        328,800.00          1
    7706 SOUTHWESTERN BOULEVARD        7.250          2,243.00         80
                                       7.000          2,243.00      411,000.00
    DALLAS           TX   75225          1            11/16/98         00
    0431113604                           05           01/01/99          0
    40006845                             O            12/01/28
    0


    1843539          966/G01             F          315,000.00         ZZ
                                         360        314,748.10          1
    5307 BRANDENBURG COURT             7.125          2,122.21         70
                                       6.875          2,122.21      450,000.00
    DALLAS           TX   75287          1            10/27/98         00
    0431117159                           05           12/01/98          0
    30007217                             O            11/01/28
    0


    1843541          966/G01             F          351,200.00         ZZ
                                         360        350,926.03          1
    5610 BENT TRAIL                    7.250          2,395.80         80
                                       7.000          2,395.80      439,000.00
    DALLAS           TX   75248          1            10/16/98         00
    0431113109                           05           12/01/98          0
    30007467                             O            11/01/28
    0


    1843573          637/G01             F          312,000.00         ZZ
                                         360        312,000.00          1
    883 BETTE AVENUE                   7.125          2,102.01         75
                                       6.875          2,102.01      416,000.00
    CUPERTINO        CA   95014          5            11/02/98         00
    0431118132                           05           01/01/99          0
    0013429675                           O            12/01/28
    0


    1843579          637/G01             F          337,500.00         ZZ
                                         360        337,236.71          1
    16 DRIFTWOOD COURT                 7.250          2,302.35         75
                                       7.000          2,302.35      450,000.00
1


    PACIFICA         CA   94044          5            10/30/98         00
    0431117993                           03           12/01/98          0
    0013428347                           O            11/01/28
    0


    1843592          685/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    1755 GREENWOOD AVENUE              7.500          1,845.93         80
                                       7.250          1,845.93      330,000.00
    TORRANCE         CA   90503          2            11/05/98         00
    0431115856                           05           01/01/99          0
    116092                               O            12/01/28
    0


    1843597          201/G01             F          392,700.00         ZZ
                                         360        392,021.88          1
    524 RIDGECREST ROAD                6.750          2,547.05         85
                                       6.500          2,547.05      462,000.00
    ATLANTA          GA   30307          1            09/24/98         11
    0431111616                           05           11/01/98         20
    407040                               O            10/01/28
    0


    1843605          A35/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    2019-2021 VOORHIES AVENUE          7.875          1,943.19         80
                                       7.625          1,943.19      335,000.00
    BROOKLYN         NY   11234          1            11/16/98         00
    0431121813                           05           01/01/99          0
    000                                  O            12/01/28
    0


    1843618          964/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    8055 EAST DAMAR STREET             7.250          1,773.66         80
                                       7.000          1,773.66      325,000.00
    LONG BEACH       CA   90808          1            11/10/98         00
    0431114529                           05           01/01/99          0
    44459                                O            12/01/28
    0


    1843622          A50/A50             F          500,000.00         ZZ
                                         360        500,000.00          1
    94 TRADD STREET                    7.250          3,410.88         46
                                       7.000          3,410.88    1,100,000.00
    CHARLESTON       SC   29401          5            10/30/98         00
    7504499950                           05           01/01/99          0
    7504499950                           O            12/01/28
    0
1




    1843623          201/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    447 BIRD KEY DRIVE                 7.000          4,324.47         80
                                       6.750          4,324.47      815,000.00
    SARASOTA         FL   34236          1            11/13/98         00
    0431111681                           03           01/01/99          0
    5490954707                           O            12/01/28
    0


    1843630          E48/G01             F          487,000.00         ZZ
                                         360        485,170.12          1
    1747 CHARITY DRIVE                 7.500          3,405.18         80
                                       7.250          3,405.18      610,000.00
    BRENTWOOD        TN   37027          2            06/11/98         00
    0431121185                           03           08/01/98          0
    5080215                              O            07/01/28
    0


    1843631          964/G01             F          595,000.00         ZZ
                                         360        594,500.12          1
    784 ROWLAND BOULEVARD              6.875          3,908.73         70
                                       6.625          3,908.73      850,000.00
    NOVATO           CA   94945          5            11/02/98         00
    0431114420                           05           12/01/98          0
    44382                                O            11/01/28
    0


    1843645          K08/G01             F          142,500.00         ZZ
                                         360        142,500.00          1
    22322 HART STREET                  7.000            948.06         70
    (CANOGA PARK AREA)                 6.750            948.06      204,000.00
    LOS ANGELES      CA   91303          1            11/11/98         00
    0411111248                           05           01/01/99          0
    411111248                            O            12/01/28
    0


    1843649          K08/G01             F          433,600.00         ZZ
                                         360        433,600.00          1
    430 VIA PASQUAL                    7.000          2,884.75         80
                                       6.750          2,884.75      542,000.00
    TORRANCE         CA   90277          1            11/11/98         00
    0411109655                           05           01/01/99          0
    411109655                            O            12/01/28
    0


    1843673          K08/G01             F          468,750.00         ZZ
                                         360        468,750.00          1
1


    9775 LOS LAGOS CIRCLE              7.250          3,197.70         75
                                       7.000          3,197.70      625,000.00
    GRANITE BAY      CA   95746          2            11/06/98         00
    0411130933                           03           01/01/99          0
    411130933                            O            12/01/28
    0


    1843679          K08/G01             F          978,750.00         ZZ
                                         360        978,750.00          1
    8474 85TH AVENUE SOUTHEAST         7.875          7,096.62         75
                                       7.625          7,096.62    1,305,000.00
    MERCER ISLAND    WA   98040          1            11/13/98         00
    0411114234                           05           01/01/99          0
    411114234                            O            12/01/28
    0


    1843684          K08/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
    6176 ROCKCLIFF DRIVE               6.875          2,496.33         80
                                       6.625          2,496.33      475,000.00
    LOS ANGELES      CA   90068          1            11/13/98         00
    0411113954                           05           01/01/99          0
    411113954                            O            12/01/28
    0


    1843685          K08/G01             F          167,500.00         ZZ
                                         360        167,500.00          1
    24695 EL MANZANO                   7.250          1,142.65         58
                                       7.000          1,142.65      290,000.00
    LAGUNA NIGUEL    CA   92677          2            11/11/98         00
    0411081938                           03           01/01/99          0
    411081938                            O            12/01/28
    0


    1843687          637/G01             F          500,000.00         ZZ
                                         360        499,590.15          1
    1164 SPRING HILL WAY               7.000          3,326.52         62
                                       6.750          3,326.52      808,000.00
    SAN JOSE         CA   95120          2            10/17/98         00
    0431126002                           05           12/01/98          0
    0013431267                           O            11/01/28
    0


    1843694          K08/G01             F           88,800.00         ZZ
                                         360         88,800.00          1
    2843 SOUTH STEELE STREET           7.375            613.32         54
                                       7.125            613.32      166,000.00
    DENVER           CO   80210          5            11/11/98         00
    0411106560                           05           01/01/99          0
1


    411106560                            O            12/01/28
    0


    1843695          637/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    41 LOS ROBLES COURT                7.000          3,326.52         55
                                       6.750          3,326.52      925,000.00
    MENLO PARK       CA   94025          2            11/03/98         00
    0431119858                           05           01/01/99          0
    0013431564                           O            12/01/28
    0


    1843696          E22/G01             F          197,000.00         ZZ
                                         360        197,000.00          1
    1710 GLENVIEW AVENUE               7.750          1,411.33         64
                                       7.500          1,411.33      310,000.00
    PARK RIDGE       IL   60068          5            11/06/98         00
    0410986475                           05           01/01/99          0
    410986475                            O            12/01/28
    0


    1843707          A46/G01             F          249,900.00         ZZ
                                         360        249,900.00          1
    67 IVORY MOON PLACE                6.750          1,620.85         72
                                       6.500          1,620.85      350,000.00
    THE WOODLANDS    TX   77381          1            11/12/98         00
    0431112614                           03           01/01/99          0
    000                                  O            12/01/28
    0


    1843715          K08/G01             F           94,500.00         ZZ
                                         360         94,438.18          1
    19731 NW 5TH AVENUE                8.125            701.66         90
                                       7.875            701.66      105,000.00
    MIAMI            FL   33169          2            10/30/98         04
    0411114085                           05           12/01/98         30
    411114085                            O            11/01/28
    0


    1843721          K08/G01             F          253,500.00         ZZ
                                         360        253,500.00          1
    4241 CASPER COURT                  6.750          1,644.20         69
                                       6.500          1,644.20      370,000.00
    HOLLYWOOD        FL   33021          2            11/09/98         00
    0411123011                           05           01/01/99          0
    411123011                            O            12/01/28
    0


1


    1843751          637/G01             F          258,000.00         ZZ
                                         360        257,783.25          1
    9200 RED TWIG DRIVE                6.875          1,694.88         80
                                       6.625          1,694.88      325,000.00
    LAS VEGAS        NV   89134          2            10/23/98         00
    0431119072                           03           12/01/98          0
    0011835246                           O            11/01/28
    0


    1843754          201/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    6205 POLO CLUB  DRIVE              6.750          1,783.65         68
                                       6.500          1,783.65      406,775.00
    CUMMING          GA   30040          1            11/16/98         00
    0431111699                           05           01/01/99          0
    602172                               O            12/01/28
    0


    1843760          K08/G01             F          158,400.00         ZZ
                                         360        158,400.00          1
    4910 NORTH ST. MARYS STREET        8.500          1,217.96         80
                                       8.250          1,217.96      198,000.00
    BEEVILLE         TX   78102          2            11/09/98         00
    0411101702                           05           01/01/99          0
    411101702                            O            12/01/28
    0


    1843812          K08/G01             F          115,900.00         ZZ
                                         360        115,900.00          1
    17 TEAKWOOD COVE                   6.750            751.73         80
                                       6.500            751.73      144,900.00
    SIMPSONVILLE     SC   29680          1            11/12/98         00
    0411128820                           03           01/01/99          0
    411128820                            O            12/01/28
    0


    1843813          575/G01             F          256,500.00         ZZ
                                         360        256,299.90          1
    8336 LAKE PROVIDENCE ROAD          7.250          1,749.79         95
                                       7.000          1,749.79      270,000.00
    MATTHEWS         NC   28104          1            10/16/98         11
    0431121730                           05           12/01/98         30
    9125170                              O            11/01/28
    0


    1843820          K08/G01             F          103,500.00         ZZ
                                         360        103,500.00          1
    36 GALLI ROAD                      7.500            723.69         95
                                       7.250            723.69      109,000.00
1


    HALIFAX          PA   17032          2            11/04/98         04
    0411091655                           05           01/01/99         30
    411091655                            O            12/01/28
    0


    1843831          K08/G01             F           78,200.00         ZZ
                                         360         78,200.00          1
    11564 NW 1ST STREET                7.500            546.79         95
                                       7.250            546.79       83,000.00
    PLANTATION       FL   33325          2            11/03/98         04
    0411104185                           09           01/01/99         30
    411104185                            O            12/01/28
    0


    1843845          K08/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
    919 WOODRIDGE                      8.125          1,522.12         75
                                       7.875          1,522.12      275,000.00
    ROCHESTER HILLS  MI   48307          2            11/09/98         00
    0411077340                           05           01/01/99          0
    411077340                            O            12/01/28
    0


    1843886          665/G01             F          275,200.00         ZZ
                                         360        275,200.00          1
    419 8TH AVENUE                     7.375          1,900.74         80
                                       7.125          1,900.74      344,000.00
    MENLO PARK       CA   94025          1            11/09/98         00
    0431116912                           05           01/01/99          0
    9801226054                           O            12/01/28
    0


    1843894          K08/G01             F          138,700.00         ZZ
                                         360        138,700.00          1
    521 B IROQUOIS LANE                7.125            934.45         75
                                       6.875            934.45      185,000.00
    STRATFORD        CT   06497          1            11/12/98         00
    0411098395                           01           01/01/99          0
    411098395                            O            12/01/28
    0


    1843908          811/G01             F          235,000.00         ZZ
                                         360        235,000.00          2
    16865 BARNELL AVENUE #A & B        7.750          1,683.57         80
                                       7.500          1,683.57      295,000.00
    MORGAN HILL      CA   95037          5            11/10/98         00
    0431113794                           05           01/01/99          0
    FM02207416                           O            12/01/28
    0
1




    1843923          F96/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
    426 OLD BOONTON ROAD               7.125          1,077.95         80
                                       6.875          1,077.95      200,000.00
    TOWN OF BOONTON  NJ   07005          1            11/20/98         00
    0431115146                           05           01/01/99          0
    3302                                 O            12/01/28
    0


    1843924          B60/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
    4052 MISTRAL DRIVE                 7.125          2,526.44         75
                                       6.875          2,526.44      500,000.00
    HUNTINGTON BEAC  CA   92649          5            10/30/98         00
    0431113034                           05           01/01/99          0
    260249                               O            12/01/28
    0


    1843930          956/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    28692 BRECKENRIDGE DRIVE           7.375          2,072.03         72
                                       7.125          2,072.03      420,000.00
    LAGUNA NIGUEL    CA   92677          2            11/10/98         00
    0431118785                           03           01/01/99          0
    608100770                            O            12/01/28
    0


    1843986          811/G01             F          644,000.00         ZZ
                                         360        644,000.00          1
    1531 JULIE LANE                    7.250          4,393.22         80
                                       7.000          4,393.22      805,000.00
    LOS ALTOS        CA   94024          1            11/01/98         00
    0431118330                           05           01/01/99          0
    FM02206791                           O            12/01/28
    0


    1843993          637/G01             F          378,750.00         ZZ
                                         360        378,750.00          1
    310 RIDER RIDGE ROAD               7.375          2,615.94         75
                                       7.125          2,615.94      505,000.00
    SANTA CRUZ       CA   95065          5            11/02/98         00
    0431127380                           05           01/01/99          0
    0013431176                           O            12/01/28
    0


    1844002          003/G01             F          193,900.00         ZZ
                                         360        193,900.00          1
1


    2780 WILSON GLEN                   7.250          1,322.74         80
                                       7.000          1,322.74      242,400.00
    DECATUR          GA   30033          1            11/20/98         00
    0431119262                           05           01/01/99          0
    0010138782                           O            12/01/28
    0


    1844071          L47/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    8711 SEMINOLE AVENUE               6.875          2,036.48         35
                                       6.625          2,036.48      910,000.00
    PHILADELPHIA     PA   19118          2            11/02/98         00
    0431120963                           05           01/01/99          0
    0010062094                           O            12/01/28
    0


    1844109          A50/A50             F          352,800.00         ZZ
                                         360        352,800.00          1
    370 HARPER ROAD                    7.000          2,347.19         89
                                       6.750          2,347.19      400,000.00
    MCDONOUGH        GA   30252          2            11/06/98         14
    115582                               05           01/01/99         25
    115582                               O            12/01/28
    0


    1844111          A50/A50             F          300,000.00         ZZ
                                         360        300,000.00          1
    10 WARWICK CIR                     6.875          1,970.79         67
                                       6.625          1,970.79      450,000.00
    ROME             GA   30161          2            10/28/98         00
    116223                               05           01/01/99          0
    116223                               O            12/01/28
    0


    1844162          B60/G01             F          208,000.00         ZZ
                                         360        207,829.50          1
    2256 CLEARLAKE DRIVE               7.000          1,383.83         80
                                       6.750          1,383.83      260,000.00
    SANTA MARIA      CA   93455          1            09/25/98         00
    0431118660                           05           12/01/98          0
    256385                               O            11/01/28
    0


    1844174          B60/G01             F          235,400.00         ZZ
                                         360        235,012.97          1
    26612 GRANVIA DRIVE                7.000          1,566.12         76
                                       6.750          1,566.12      310,000.00
    MISSION VIEJO    CA   92691          2            09/17/98         00
    0431125467                           03           11/01/98          0
1


    254324                               O            10/01/28
    0


    1844180          E66/E66             F          269,000.00         ZZ
                                         360        268,774.01          1
    625 BARINGTON PLACE                6.875          1,767.14         85
                                       6.625          1,767.14      317,400.00
    MATTHEWS         NC   28105          2            10/20/98         04
    600445872                            05           12/01/98         12
    600445872                            O            11/01/28
    0


    1844182          B60/G01             F          420,000.00         ZZ
                                         360        419,629.44          1
    406 AVENIDA SALVADOR               6.625          2,689.31         80
                                       6.375          2,689.31      525,000.00
    SAN CLEMENTE     CA   92672          1            10/22/98         00
    0431120377                           05           12/01/98          0
    256345                               O            11/01/28
    0


    1844187          E66/E66             F          248,400.00         ZZ
                                         360        248,196.39          1
    534 OAK CREST DRIVE                7.000          1,652.61         66
                                       6.750          1,652.61      380,000.00
    CHAPEL HILL      NC   27516          2            10/20/98         00
    600444761                            05           12/01/98          0
    600444761                            O            11/01/28
    0


    1844194          573/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    29084 MAMMOTH DRIVE                7.250          1,944.21         79
                                       7.000          1,944.21      365,000.00
    LAKE ARROWHEAD   CA   92352          1            11/02/98         00
    0431125418                           05           01/01/99          0
    121989                               O            12/01/28
    0


    1844197          B60/G01             F          388,100.00         ZZ
                                         360        387,461.90          1
    2832 HOLLYRIDGE DRIVE              7.000          2,582.04         72
                                       6.750          2,582.04      545,000.00
    LOS ANGELES      CA   90068          2            09/18/98         00
    0431120922                           05           11/01/98          0
    255368                               O            10/01/28
    0


1


    1844198          356/G01             F          258,400.00         ZZ
                                         360        258,400.00          1
    4922 ROCKLIN DRIVE                 7.750          1,851.21         95
                                       7.500          1,851.21      272,000.00
    UNION CITY       CA   94587          1            11/04/98         19
    0431116250                           05           01/01/99         30
    2628469                              O            12/01/28
    0


    1844208          822/G01             F          251,000.00         ZZ
                                         360        250,809.00          1
    208 SHAWNEE ROAD                   7.375          1,733.60         79
                                       7.125          1,733.60      320,000.00
    ARDMORE          PA   19003          2            10/22/98         00
    0431118843                           05           12/01/98          0
    1206014078                           O            11/01/28
    0


    1844210          356/G01             F          291,750.00         ZZ
                                         360        291,516.69          1
    701 CENTURY WAY                    7.125          1,965.58         75
                                       6.875          1,965.58      390,000.00
    DANVILLE         CA   94526          5            10/15/98         00
    0431116409                           03           12/01/98          0
    2575421                              O            11/01/28
    0


    1844233          111/111             F          341,802.47         ZZ
                                         343        341,215.45          1
    4903 HAMPTON ROAD                  7.375          2,393.27         64
                                       7.125          2,393.27      535,000.00
    LA CANADA-FLINT  CA   91011          1            09/21/98         00
    713140                               05           11/01/98          0
    713140                               O            05/01/27
    0


    1844234          637/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    202 CHIPPENDALE COURT              6.750          2,594.40         44
                                       6.500          2,594.40      930,000.00
    LOS GATOS        CA   95032          2            11/02/98         00
    0431121953                           05           01/01/99          0
    0013442702                           O            12/01/28
    0


    1844235          637/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    239 RINCONADA AVENUE               7.125          4,042.32         68
                                       6.875          4,042.32      890,000.00
1


    PALO ALTO        CA   94301          2            11/03/98         00
    0431121961                           05           01/01/99          0
    0013430814                           O            12/01/28
    0


    1844241          637/G01             F          346,600.00         ZZ
                                         360        346,600.00          1
    4772 COMMONWEALTH DRIVE            7.250          2,364.43         80
                                       7.000          2,364.43      435,000.00
    OAKLAND          CA   94605          2            11/06/98         00
    0431124460                           03           01/01/99          0
    0010145241                           O            12/01/28
    0


    1844248          E66/E66             F          272,000.00         ZZ
                                         360        271,506.87          1
    1586 DEER RUN COURT                6.500          1,719.23         80
                                       6.250          1,719.23      340,000.00
    OAK RIDGE        NC   27310          1            09/28/98         00
    600440922                            03           11/01/98          0
    600440922                            O            10/01/28
    0


    1844251          111/111             F          236,614.32         ZZ
                                         348        236,153.10          1
    34831 CALLE DEL SOL                7.000          1,590.36         78
                                       6.750          1,590.36      305,000.00
    DANA POINT       CA   92624          2            09/26/98         00
    734853                               05           11/01/98          0
    734853                               O            10/01/27
    0


    1844252          E66/E66             F          330,000.00         ZZ
                                         360        329,729.50          1
    505 EAGLE POINT ROAD               7.000          2,195.50         66
                                       6.750          2,195.50      500,000.00
    PITTSBORO        NC   27312          5            10/30/98         00
    600449117                            05           12/01/98          0
    600449117                            O            11/01/28
    0


    1844260          637/G01             F          299,250.00         ZZ
                                         360        299,250.00          1
    5720 LOS ALAMOS COURT              7.500          2,092.40         95
                                       7.250          2,092.40      315,000.00
    SANTA ROSA       CA   95409          1            11/10/98         04
    0431127778                           05           01/01/99         30
    0013818711                           O            12/01/28
    0
1




    1844262          111/111             F          354,150.26         ZZ
                                         348        353,489.08          1
    702 ELIZABETH LANE                 6.750          2,321.76         73
                                       6.500          2,321.76      490,000.00
    MENLO PARK       CA   94025          2            09/30/98         00
    732932                               05           11/01/98          0
    732932                               O            10/01/27
    0


    1844266          111/111             F          264,700.13         ZZ
                                         347        264,452.12          1
    1914 LEIMERT BOULEVARD             6.750          1,736.95         76
                                       6.500          1,736.95      350,000.00
    OAKLAND          CA   94602          2            10/23/98         00
    732437                               05           12/01/98          0
    732437                               O            10/01/27
    0


    1844275          470/G01             F          288,950.00         ZZ
                                         360        288,950.00          1
    3752 NORTH HOLLINGSWORTH ROAD      7.000          1,922.40         80
                                       6.750          1,922.40      361,230.00
    ALTADENA AREA    CA   91001          1            11/05/98         00
    0431117746                           03           01/01/99          0
    96030051                             O            12/01/28
    0


    1844277          111/111             F          263,000.00         ZZ
                                         360        263,000.00          1
    10082 COWAN HEIGHTS DRIVE          6.875          1,727.72         52
                                       6.625          1,727.72      510,000.00
    SANTA ANA        CA   92705          2            10/28/98         00
    805175                               05           01/01/99          0
    805175                               O            12/01/28
    0


    1844282          685/G01             F          164,000.00         ZZ
                                         360        164,000.00          1
    12632 PALOMAR STREET               7.375          1,132.71         80
                                       7.125          1,132.71      205,000.00
    GARDEN GROVE     CA   92845          1            11/16/98         00
    0431116797                           05           01/01/99          0
    116096                               O            12/01/28
    0


    1844284          601/G01             F          308,000.00         ZZ
                                         360        307,759.72          1
1


    10332 HENNEPIN TOWN RD             7.250          2,101.11         80
                                       7.000          2,101.11      387,981.00
    EDEN PRAIRIE     MN   55347          1            10/28/98         00
    0431119924                           05           12/01/98          0
    21107776                             O            11/01/28
    0


    1844295          601/G01             F          320,000.00         ZZ
                                         360        319,731.15          1
    2110 OWEN FARM COURT               6.875          2,102.18         69
                                       6.625          2,102.18      465,000.00
    REISTERSTOWN     MD   21136          2            10/22/98         00
    0431119700                           05           12/01/98          0
    12885778                             O            11/01/28
    0


    1844296          B60/G01             F          261,250.00         ZZ
                                         360        261,250.00          1
    955 S CANYON HEIGHTS DRIVE         7.125          1,760.09         68
                                       6.875          1,760.09      384,240.00
    ANAHEIM          CA   92808          1            10/29/98         00
    0431118595                           03           01/01/99          0
    255993                               O            12/01/28
    0


    1844303          E11/G01             F           44,900.00         ZZ
                                         360         44,900.00          1
    450 FORD ROAD #323                 7.625            317.80         90
                                       7.375            317.80       49,900.00
    ST LOUIS PARK    MN   55426          1            11/20/98         12
    0431113869                           01           01/01/99         25
    189910                               O            12/01/28
    0


    1844320          601/G01             F          264,800.00         ZZ
                                         360        264,577.53          1
    2869 IRONWOOD BLVD                 6.875          1,739.55         80
                                       6.625          1,739.55      331,000.00
    CHASKA           MN   55318          1            10/16/98         00
    0431119742                           03           12/01/98          0
    12879938                             O            11/01/28
    0


    1844324          601/G01             F          296,500.00         ZZ
                                         360        296,274.38          1
    14201 CANTERBURY COURT             7.375          2,047.86         75
                                       7.125          2,047.86      397,000.00
    LEAWOOD          KS   66224          2            10/20/98         00
    0431119692                           05           12/01/98          0
1


    981010                               O            11/01/28
    0


    1844332          E82/G01             F          247,400.00         ZZ
                                         360        247,400.00          1
    1371 BUR OAK COURT                 7.125          1,666.78         76
                                       6.875          1,666.78      328,000.00
    DANVILLE         IN   46122          2            11/19/98         00
    0400164620                           05           01/01/99          0
    1656461                              O            12/01/28
    0


    1844334          964/G01             F          197,000.00         ZZ
                                         360        197,000.00          1
    25631 ORCHARD RIM LANE             7.125          1,327.23         71
                                       6.875          1,327.23      280,000.00
    LAKE FOREST      CA   92630          2            11/06/98         00
    0431118025                           03           01/01/99          0
    45047                                O            12/01/28
    0


    1844337          E82/G01             F          567,300.00         ZZ
                                         360        567,300.00          1
    6822 ROCKVIEW COURT                7.000          3,774.26         71
                                       6.750          3,774.26      800,000.00
    SAN JOSE         CA   95120          2            11/20/98         00
    0400158978                           05           01/01/99          0
    0400158978                           O            12/01/28
    0


    1844345          B60/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    48 TIMBERLAND                      7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    ALISO VIEJO ARE  CA   92656          5            10/30/98         00
    0431119940                           03           01/01/99          0
    257178                               O            12/01/28
    0


    1844351          562/562             F          220,000.00         ZZ
                                         360        220,000.00          1
    1 ANNE PLACE                       7.625          1,557.15         62
                                       7.375          1,557.15      360,000.00
    PLEASANTVILLE    NY   10570          1            11/19/98         00
    574699                               05           01/01/99          0
    574699                               O            12/01/28
    0


1


    1844353          685/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    236 NEWPORT AVENUE                 7.250          2,019.25         79
                                       7.000          2,019.25      375,000.00
    LONG BEACH       CA   90803          2            11/17/98         00
    0431124965                           05           01/01/99          0
    116153                               O            12/01/28
    0


    1844355          562/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    5 FOREST AVENUE                    7.000          1,829.59         79
                                       6.750          1,829.59      349,505.00
    OLD TAPPAN       NJ   07675          1            11/20/98         00
    0431127554                           05           01/01/99          0
    577908                               O            12/01/28
    0


    1844357          B60/G01             F          252,000.00         ZZ
                                         360        251,788.29          1
    25614 NORTH CROCKETT LANE          6.875          1,655.46         89
    STEVENSON RANCH AREA               6.625          1,655.46      285,000.00
    SANTA CLARITA    CA   91381          2            10/02/98         21
    0431118561                           05           12/01/98         25
    255078                               O            11/01/28
    0


    1844389          E33/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    899 HARVARD COURT                  7.000          1,663.26         52
                                       6.750          1,663.26      482,500.00
    HIGHLAND PARK    IL   60035          1            11/24/98         00
    0431115906                           05           01/01/99          0
    249485168                            O            12/01/28
    0


    1844406          665/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    571 CIENEGA ROAD                   7.125          2,155.90         63
                                       6.875          2,155.90      515,000.00
    BIG BEAR LAKE    CA   92315          5            11/05/98         00
    0431117795                           05           01/01/99          0
    9801226068                           O            12/01/28
    0


    1844409          664/G01             F          400,000.00         ZZ
                                         360        399,687.96          1
    6253 SHADYCREEK DRIVE              7.250          2,728.71         75
                                       7.000          2,728.71      535,000.00
1


    AGOURA HILS      CA   91301          2            10/30/98         00
    0431123546                           05           12/01/98          0
    2778017                              O            11/01/28
    0


    1844417          H19/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    3357 EAST FERNWOOD CIRCLE          7.500          2,097.65         64
                                       7.250          2,097.65      475,000.00
    LAYTON           UT   84040          5            11/16/98         00
    0431115740                           05           01/01/99          0
    2097145                              O            12/01/28
    0


    1844425          654/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    93 LA PATERA DRIVE                 6.875          2,956.18         61
                                       6.625          2,956.18      743,000.00
    AREA OF CAMARIL  CA   93010          1            11/10/98         00
    0431120948                           05           01/01/99          0
    71001686                             O            12/01/28
    0


    1844446          637/G01             F          447,000.00         ZZ
                                         360        447,000.00          1
    5545 PERUGIA CIRCLE                7.125          3,011.53         44
                                       6.875          3,011.53    1,030,000.00
    SAN JOSE         CA   95138          2            11/01/98         00
    0431127364                           05           01/01/99          0
    0013428073                           O            12/01/28
    0


    1844448          420/G01             F          255,200.00         ZZ
                                         360        255,200.00          1
    11501 PRATT RANCH ROAD             6.875          1,676.49         79
                                       6.625          1,676.49      325,000.00
    HOPLAND          CA   95449          1            11/04/98         00
    0431113745                           05           01/01/99          0
    390856                               O            12/01/28
    0


    1844492          893/G01             F          266,000.00         ZZ
                                         360        266,000.00          1
    2425 WREN COURT                    7.375          1,837.20         89
                                       7.125          1,837.20      300,000.00
    SOUTH SAN FRANC  CA   94080          2            11/11/98         11
    0431119031                           07           01/01/99         25
    98100173                             O            12/01/28
    0
1




    1844495          K08/G01             F          528,800.00         ZZ
                                         360        528,800.00          1
    163 ALVARADO ROAD                  7.250          3,607.35         80
                                       7.000          3,607.35      661,000.00
    BERKELEY         CA   94705          1            11/11/98         00
    0411138308                           05           01/01/99          0
    411138308                            O            12/01/28
    0


    1844505          K08/G01             F          192,500.00         ZZ
                                         360        192,500.00          1
    8620 SOUTH NAGLE AVENUE            7.375          1,329.55         70
                                       7.125          1,329.55      275,000.00
    BURBANK          IL   60459          2            11/13/98         00
    0411065949                           05           01/01/99          0
    411065949                            O            12/01/28
    0


    1844509          K08/G01             F          284,000.00         ZZ
                                         360        284,000.00          1
    1217 JANICE DRIVE                  7.750          2,034.61         80
                                       7.500          2,034.61      355,000.00
    SANTA CLARA      CA   95050          1            11/03/98         00
    0411106339                           05           01/01/99          0
    411106339                            O            12/01/28
    0


    1844511          K08/G01             F          231,000.00         ZZ
                                         360        231,000.00          1
    3914 PICEA COURT                   7.500          1,615.19         49
                                       7.250          1,615.19      480,000.00
    HAYWARD          CA   94542          5            11/11/98         00
    0411130628                           05           01/01/99          0
    411130628                            O            12/01/28
    0


    1844516          944/G01             F          287,000.00         ZZ
                                         360        287,000.00          1
    1040 VISTA DEL MAR                 7.250          1,957.85         70
                                       7.000          1,957.85      410,000.00
    SAN JOSE         CA   95132          1            11/16/98         00
    0431119346                           05           01/01/99          0
    16893                                O            12/01/28
    0


    1844519          K08/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
1


    1826 CANYON DRIVE                  7.500          1,174.68         59
                                       7.250          1,174.68      285,000.00
    LOS ANGELES      CA   90028          2            11/13/98         00
    0411134109                           05           01/01/99          0
    411134109                            O            12/01/28
    0


    1844530          K08/G01             F          233,600.00         ZZ
                                         360        233,600.00          1
    15 EAST LUCERO STREET              7.125          1,573.81         80
                                       6.875          1,573.81      292,000.00
    THOUSAND OAKS    CA   91360          1            11/12/98         00
    0411120363                           05           01/01/99          0
    411120363                            O            12/01/28
    0


    1844553          B57/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    8455 FOUNTAIN AVENUE UNIT 406      7.500          1,678.12         78
                                       7.250          1,678.12      310,000.00
    WEST HOLLYWOOD   CA   90069          5            11/17/98         00
    0431125327                           08           01/01/99          0
    9821273                              O            12/01/28
    0


    1844579          F18/G01             F          333,750.00         ZZ
                                         360        333,750.00          1
    2939 GLEN ALDEN COURT              7.250          2,276.77         75
                                       7.000          2,276.77      445,000.00
    SAN JOSE         CA   95148          5            11/17/98         00
    0431122852                           05           01/01/99          0
    R00342                               O            12/01/28
    0


    1844619          664/G01             F          288,000.00         ZZ
                                         360        287,775.33          1
    20030 SHADOW HILLS COURT           7.250          1,964.67         80
                                       7.000          1,964.67      360,000.00
    SAUGUS AREA      CA   91350          2            10/29/98         00
    0431117878                           05           12/01/98          0
    2626299                              O            11/01/28
    0


    1844658          637/G01             F          282,500.00         ZZ
                                         360        282,500.00          1
    6450 PFEIFFER RANCH RD             7.125          1,903.26         35
                                       6.875          1,903.26      823,000.00
    SAN JOSE         CA   95120          2            11/02/98         00
    0431127562                           05           01/01/99          0
1


    0013428156                           O            12/01/28
    0


    1844987          964/G01             F          230,750.00         ZZ
                                         360        230,750.00          1
    200 TINA WAY                       7.000          1,535.19         80
                                       6.750          1,535.19      288,482.00
    GRATON           CA   95444          1            11/17/98         00
    0431114750                           05           01/01/99          0
    41494                                O            12/01/28
    0


    1844990          685/G01             F          257,350.00         ZZ
                                         360        257,350.00          1
    7596 EISENHOWER STREET             7.375          1,777.46         80
                                       7.125          1,777.46      321,730.00
    SAN BUENAVENTUR  CA   93004          1            11/12/98         00
    0431117530                           05           01/01/99          0
    115997                               O            12/01/28
    0


    1845000          E82/G01             F          612,500.00         ZZ
                                         360        612,500.00          1
    41 AMBERWOOD LANE                  6.875          4,023.69         72
                                       6.625          4,023.69      860,000.00
    WALNUT CREEK     CA   94598          2            11/20/98         00
    0400162293                           05           01/01/99          0
    400162293                            O            12/01/28
    0


    1845005          637/G01             F          234,000.00         ZZ
                                         360        233,817.45          1
    10295 NORTH STERLING LANE          7.250          1,596.30         78
                                       7.000          1,596.30      300,000.00
    FRESNO           CA   93720          2            10/28/98         00
    0431115120                           03           12/01/98          0
    0013413927                           O            11/01/28
    0


    1845006          E82/G01             F          104,900.00         ZZ
                                         360        104,900.00          1
    3366 MERRYVALE ROAD                6.875            689.12         67
                                       6.625            689.12      156,900.00
    EUGENE           OR   97404          1            11/25/98         00
    0400164521                           05           01/01/99          0
    400164521                            O            12/01/28
    0


1


    1845012          637/G01             F          293,000.00         ZZ
                                         360        293,000.00          1
    4719 91ST AVENUE SE                7.000          1,949.34         66
                                       6.750          1,949.34      450,000.00
    MERCER ISLAND    WA   98040          2            11/05/98         00
    0431115047                           05           01/01/99          0
    0010483345                           O            12/01/28
    0


    1845046          069/G01             F          337,800.00         ZZ
                                         360        337,549.30          1
    16 INDIANA                         7.500          2,361.95         80
                                       7.250          2,361.95      425,000.00
    IRVINE           CA   92606          1            10/15/98         00
    0431125079                           05           12/01/98          0
    236229395                            O            11/01/28
    0


    1845056          069/G01             F          200,000.00         ZZ
                                         360        199,831.97          1
    1006 NORTH KROEGER AVENUE          6.875          1,313.86         80
                                       6.625          1,313.86      250,000.00
    FULLERTON        CA   92831          1            10/26/98         00
    0431125202                           05           12/01/98          0
    230217                               O            11/01/28
    0


    1845068          637/G01             F          201,450.00         ZZ
                                         360        201,450.00          1
    12651 SKI VIEW LOOP                7.375          1,391.37         68
                                       7.125          1,391.37      300,000.00
    TRUCKEE          CA   96161          5            11/09/98         00
    0431122589                           03           01/01/99          0
    8734709                              O            12/01/28
    0


    1845072          B57/G01             F          510,000.00         ZZ
                                         360        510,000.00          1
    1460 LINDA RIDGE ROAD              7.250          3,479.10         65
                                       7.000          3,479.10      790,000.00
    PASADENA         CA   91103          2            11/19/98         00
    0431120633                           05           01/01/99          0
    9830738                              O            12/01/28
    0


    1845073          637/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    7160 ANJOU CREEK COURT             7.250          1,705.44         52
                                       7.000          1,705.44      487,000.00
1


    SAN JOSE         CA   95120          2            11/02/98         00
    0431124833                           05           01/01/99          0
    0013431069                           O            12/01/28
    0


    1845080          637/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    5765 DARBY AVENUE                  7.250          1,800.95         80
                                       7.000          1,800.95      330,000.00
    LAS VEGAS        NV   89146          1            11/13/98         00
    0431122621                           05           01/01/99          0
    0011527355                           O            12/01/28
    0


    1845141          K08/G01             F          346,500.00         ZZ
                                         360        346,500.00          1
    6054 S. AKRON WAY                  8.000          2,542.49         90
                                       7.750          2,542.49      385,000.00
    ENGLEWOOD        CO   80111          2            11/13/98         04
    0411137300                           03           01/01/99         25
    411137300                            O            12/01/28
    0


    1845150          907/G01             F          375,900.00         ZZ
                                         360        375,900.00          1
    3312 KLINE DRIVE                   7.250          2,564.30         80
                                       7.000          2,564.30      469,900.00
    VIRGINIA BEACH   VA   23452          1            11/12/98         00
    0431116540                           05           01/01/99          0
    10004131                             O            12/01/28
    0


    1845154          K08/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
    13736 WANEGARDEN DRIVE             8.000          1,210.71         79
                                       7.750          1,210.71      210,000.00
    GERMANTOWN       MD   20874          2            11/11/98         00
    0411137169                           03           01/01/99          0
    411137169                            O            12/01/28
    0


    1845161          K08/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    10 WHISPERING SPRING DRIVE         7.000          1,197.54         61
                                       6.750          1,197.54      298,500.00
    MILLSTONE        NJ   07728          1            11/13/98         00
    0410968879                           05           01/01/99          0
    410968879                            O            12/01/28
    0
1




    1845175          948/G01             F          256,500.00         ZZ
                                         360        256,500.00          1
    4305 SADDLEHORN DRIVE              6.875          1,685.03         90
                                       6.625          1,685.03      285,000.00
    RENO             NV   89511          1            11/23/98         14
    0431121995                           03           01/01/99         25
    35344                                O            12/01/28
    0


    1845204          965/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    4041 NORTH PAINTED QUAIL DRIVE     7.250          1,841.88         75
                                       7.000          1,841.88      360,000.00
    TUCSON           AZ   85750          1            11/20/98         00
    0431122001                           03           01/01/99          0
    0000                                 O            12/01/28
    0


    1845205          A50/A50             F          469,000.00         ZZ
                                         360        468,605.98          1
    2833 MONTEVALLO ROAD               6.875          3,081.00         65
                                       6.625          3,081.00      724,000.00
    BIRMINGHAM       AL   35223          2            10/26/98         00
    116626                               05           12/01/98          0
    116626                               O            11/01/28
    0


    1845220          961/G01             F          215,000.00         ZZ
                                         360        214,819.37          1
    217 ALICE STREET                   6.875          1,412.40         69
                                       6.625          1,412.40      315,000.00
    ARCADIA          CA   91006          1            10/29/98         00
    0431124379                           01           12/01/98          0
    09111662                             O            11/01/28
    0


    1845269          G15/G01             F           79,000.00         ZZ
                                         360         78,873.27          1
    15 CROWLEY AVENUE                  7.125            532.24         54
                                       6.875            532.24      147,000.00
    MILFORD          CT   06460          2            09/25/98         00
    0431123439                           05           11/01/98          0
    40020931                             O            10/01/28
    0


    1845314          601/G01             F          340,000.00         ZZ
                                         360        339,714.36          1
1


    3600 BRIAR HILL ROAD               6.875          2,233.56         74
                                       6.625          2,233.56      460,000.00
    LEXINGTON        KY   40516          5            10/23/98         00
    0431119395                           03           12/01/98          0
    1283990                              O            11/01/28
    0


    1845318          601/G01             F          328,500.00         ZZ
                                         360        328,500.00          1
    54 SPRUCE COURT                    6.875          2,158.02         90
                                       6.625          2,158.02      365,000.00
    EVERGREEN        CO   80439          1            11/09/98         11
    0431120245                           05           01/01/99         25
    21058524                             O            12/01/28
    0


    1845319          601/G01             F          331,500.00         ZZ
                                         360        331,234.90          1
    6540 PHEASANT RUN PLACE            7.125          2,233.38         75
                                       6.875          2,233.38      442,000.00
    LINCOLN          NE   68516          5            10/23/98         00
    0431119353                           03           12/01/98          0
    1281402                              O            11/01/28
    0


    1845326          601/G01             F          428,000.00         ZZ
                                         360        427,657.73          1
    2516 HASTINGS DRIVE                7.125          2,883.52         80
                                       6.875          2,883.52      535,000.00
    BELMONT          CA   94002          1            10/19/98         00
    0431119791                           05           12/01/98          0
    1264938                              O            11/01/28
    0


    1845337          601/G01             F          244,000.00         ZZ
                                         360        243,804.87          1
    LOT 48 SIERRA PINES DRIVE          7.125          1,643.88         79
                                       6.875          1,643.88      310,262.00
    SHOW LOW         AZ   85901          1            10/23/98         00
    0431126598                           03           12/01/98          0
    12868097                             O            11/01/28
    0


    1845339          601/G01             F          325,000.00         ZZ
                                         360        324,713.25          1
    41 KEATS ROAD                      6.625          2,081.02         61
                                       6.375          2,081.02      535,000.00
    MILLBURN TOWNSH  NJ   07078          1            10/30/98         00
    0431119437                           05           12/01/98          0
1


    1280819                              O            11/01/28
    0


    1845370          601/G01             F          301,150.00         ZZ
                                         360        300,942.75          1
    226 KENWOOD COURT                  7.875          2,183.55         71
                                       7.625          2,183.55      430,000.00
    GROSSE POINTE F  MI   48236          2            10/14/98         00
    0431119452                           05           12/01/98          0
    1283670                              O            11/01/28
    0


    1845371          601/G01             F          361,250.00         ZZ
                                         360        360,953.88          1
    9205 TANOAN DRIVE NE               7.000          2,403.41         85
                                       6.750          2,403.41      425,000.00
    ALBUQUERQUE      NM   87111          2            10/23/98         01
    0431120153                           03           12/01/98         12
    1284246                              O            11/01/28
    0


    1845375          601/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    1157 TABORLAKE WALK                7.000          1,663.26         79
                                       6.750          1,663.26      319,900.00
    LEXINGTON        KY   40502          2            11/06/98         00
    0431119429                           03           01/01/99          0
    1286517                              O            12/01/28
    0


    1845377          601/G01             F          293,550.00         ZZ
                                         360        293,321.00          1
    3044 WOODLAWN AVENUE               7.250          2,002.53         95
                                       7.000          2,002.53      309,000.00
    MINNETONKA       MN   55391          1            10/29/98         04
    0431120179                           05           12/01/98         30
    12949152                             O            11/01/28
    0


    1845383          601/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    20180 ROCK SPRING ROAD             7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    AROMAS           CA   95004          1            10/02/98         00
    0431119411                           03           12/01/98          0
    1287752                              O            11/01/28
    0


1


    1845384          E82/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    1975 PLAYA STREET                  7.500          1,258.59         50
                                       7.250          1,258.59      360,000.00
    SAN MATEO        CA   94403          2            11/23/98         00
    0400161824                           05           01/01/99          0
    0400161824                           O            12/01/28
    0


    1845463          976/976             F          500,000.00         ZZ
                                         360        499,197.93          1
    2125 BOWDOIN STREET                7.125          3,368.60         63
                                       6.875          3,368.60      800,000.00
    PALO ALTO        CA   94306          5            09/18/98         00
    5360336                              05           11/01/98          0
    5360336                              O            10/01/28
    0


    1845464          976/976             F          292,200.00         ZZ
                                         360        291,753.94          1
    17040 VILLA GLEN DRIVE             7.375          2,018.16         68
                                       7.125          2,018.16      430,000.00
    LOS GATOS        CA   95033          5            09/18/98         00
    5360377                              05           11/01/98          0
    5360377                              O            10/01/28
    0


    1845467          976/976             F          359,600.00         ZZ
                                         360        359,051.06          1
    361 TRYSAIL COURT                  7.375          2,483.67         72
                                       7.125          2,483.67      500,000.00
    FOSTER CITY      CA   94404          5            09/11/98         00
    5362997                              05           11/01/98          0
    5362997                              O            10/01/28
    0


    1845476          976/976             F          274,000.00         ZZ
                                         360        272,946.63          1
    511 LEAFHAVEN LANE                 7.375          1,892.46         90
                                       7.125          1,892.46      305,000.00
    WINDSOR          CA   95492          1            09/28/98         11
    5369312                              05           11/01/98         25
    5369312                              O            10/01/28
    0


    1845480          976/976             F        1,000,000.00         ZZ
                                         360        999,257.85          1
    4750 ASCOT DRIVE                   7.500          6,992.15         60
                                       7.250          6,992.15    1,680,000.00
1


    CUMMING          GA   30040          2            10/29/98         00
    5372716                              05           12/01/98          0
    5372716                              O            11/01/28
    0


    1845486          976/976             F          315,000.00         ZZ
                                         360        314,482.07          1
    490 STRAWBERRY CANYON ROAD         7.000          2,095.71         75
                                       6.750          2,095.71      420,000.00
    WATSONVILLE      CA   95076          5            09/17/98         00
    5378718                              05           11/01/98          0
    5378718                              O            10/01/28
    0


    1845506          976/976             F          251,100.00         ZZ
                                         360        250,716.68          1
    5157 RIDGEVINE WAY                 7.375          1,734.29         90
                                       7.125          1,734.29      279,000.00
    FAIR OAKS        CA   95628          1            09/24/98         11
    5382905                              05           11/01/98         25
    5382905                              O            10/01/28
    0


    1845516          976/976             F          264,300.00         ZZ
                                         360        264,083.35          1
    5741 LE SAGE AVENUE                7.000          1,758.40         90
                                       6.750          1,758.40      294,000.00
    WOODLAND HILLS   CA   91367          1            10/21/98         10
    5384136                              05           12/01/98         25
    5384136                              O            11/01/28
    0


    1845609          976/976             F          319,000.00         ZZ
                                         360        318,763.25          1
    835 PORTOLA DRIVE                  7.500          2,230.50         71
                                       7.250          2,230.50      450,000.00
    SAN FRANCISCO    CA   94127          5            10/02/98         00
    5416862                              05           12/01/98          0
    5416862                              O            11/01/28
    0


    1845610          976/976             F          296,250.00         ZZ
                                         360        296,024.57          1
    7628 GLENBROOK COURT               7.375          2,046.13         75
                                       7.125          2,046.13      395,000.00
    PLEASANTON       CA   94588          5            10/01/98         00
    5416866                              05           12/01/98          0
    5416866                              O            11/01/28
    0
1




    1845611          976/976             F          415,000.00         ZZ
                                         360        414,684.21          1
    2730 SAN MIGUEL WAY                7.375          2,866.31         64
                                       7.125          2,866.31      655,000.00
    SAN CARLOS       CA   94070          5            10/06/98         00
    5416878                              05           12/01/98          0
    5416878                              O            11/01/28
    0


    1845612          976/976             F          263,000.00         ZZ
                                         360        262,779.04          1
    1747 MONTICELLO ROAD               6.875          1,727.73         52
                                       6.625          1,727.73      513,000.00
    SAN MATEO        CA   94402          5            10/06/98         00
    5416971                              05           12/01/98          0
    5416971                              O            11/01/28
    0


    1845615          976/976             F          297,000.00         ZZ
                                         360        296,650.48          1
    31 DUMONT COURT                    6.875          1,951.08         65
                                       6.625          1,951.08      460,000.00
    MILLBRAE         CA   94030          5            10/07/98         00
    5417199                              05           12/01/98          0
    5417199                              O            11/01/28
    0


    1845616          976/976             F          612,000.00         ZZ
                                         360        611,065.76          1
    450 EAST OCOTILLO ROAD             7.375          4,226.94         78
                                       7.125          4,226.94      785,000.00
    PHOENIX          AZ   85012          2            09/23/98         00
    5418713                              05           11/01/98          0
    5418713                              O            10/01/28
    0


    1845622          976/976             F          270,300.00         ZZ
                                         360        269,897.54          1
    1557 VISALIA AVE.                  7.500          1,889.98         74
                                       7.250          1,889.98      370,000.00
    BERKLEY          CA   94707          5            09/24/98         00
    5424041                              05           11/01/98          0
    5424041                              O            10/01/28
    0


    1845636          976/976             F          303,000.00         ZZ
                                         360        302,537.46          1
1


    2451 COUNTRY CLUB DRIVE            7.375          2,092.75         75
                                       7.125          2,092.75      405,000.00
    GLENDORA         CA   91741          2            09/11/98         00
    5428001                              05           11/01/98          0
    5428001                              O            10/01/28
    0


    1845642          976/976             F          443,900.00         ZZ
                                         360        443,545.02          1
    686 CRYSTAL COURT                  7.125          2,990.64         70
                                       6.875          2,990.64      640,000.00
    PLEASANTON       CA   94566          5            10/05/98         00
    5428266                              05           12/01/98          0
    5428266                              O            11/01/28
    0


    1845643          976/976             F          303,200.00         ZZ
                                         360        302,743.54          1
    2062 REDONDELA DRIVE               7.500          2,120.02         76
                                       7.250          2,120.02      401,000.00
    RANCHO PALOS VE  CA   90275          2            09/23/98         00
    5428282                              05           11/01/98          0
    5428282                              O            10/01/28
    0


    1845645          976/976             F          292,500.00         ZZ
                                         360        292,064.48          1
    1526 GOODMAN AVENUE                7.500          2,045.21         75
                                       7.250          2,045.21      395,000.00
    REDONDO BEACH    CA   90278          5            09/28/98         00
    5428317                              05           11/01/98          0
    5428317                              O            10/01/28
    0


    1845655          976/976             F          280,000.00         ZZ
                                         360        279,776.08          1
    2535 LANSFORD AVENUE               7.125          1,886.42         63
                                       6.875          1,886.42      450,000.00
    SAN JOSE         CA   95125          5            10/07/98         00
    5428518                              05           12/01/98          0
    5428518                              O            11/01/28
    0


    1845666          976/976             F          559,000.00         ZZ
                                         360        558,167.69          1
    27341 LOST COLT DRIVE              7.500          3,908.61         75
                                       7.250          3,908.61      746,000.00
    LAGUNA HILLS     CA   92653          5            09/14/98         00
    5430217                              05           11/01/98          0
1


    5430217                              O            10/01/28
    0


    1845687          976/976             F          375,000.00         ZZ
                                         360        374,413.15          1
    1 ALSTAN COURT                     7.250          2,558.17         75
                                       7.000          2,558.17      505,000.00
    SACRAMENTO       CA   95831          5            09/23/98         00
    5433479                              05           11/01/98          0
    5433479                              O            10/01/28
    0


    1845694          976/976             F          301,200.00         ZZ
                                         360        300,965.03          1
    2256 HAMILTON AVENUE               7.250          2,054.72         80
                                       7.000          2,054.72      380,000.00
    SAN BRUNO        CA   94066          2            10/02/98         00
    5433748                              05           12/01/98          0
    5433748                              O            11/01/28
    0


    1845724          E82/G01             F          427,000.00         ZZ
                                         360        427,000.00          1
    1392 CHUCKANUT DRIVE               7.125          2,876.78         90
                                       6.875          2,876.78      475,000.00
    BELLINGHAM       WA   98226          2            11/23/98         04
    0400154704                           05           01/01/99         25
    400154704                            O            12/01/28
    0


    1845732          E82/G01             F          181,000.00         ZZ
                                         360        181,000.00          1
    188 BAR HARBOR ROAD                7.625          1,281.11         80
                                       7.375          1,281.11      226,750.00
    FREEHOLD         NJ   07728          1            11/30/98         00
    0400161139                           05           01/01/99          0
    400161139                            O            12/01/28
    0


    1845733          E82/G01             F          585,000.00         ZZ
                                         360        585,000.00          1
    10062 SOUTH STONE MOUNTAI          7.250          3,990.73         80
    COVE                               7.000          3,990.73      735,000.00
    SANDY            UT   84092          2            11/23/98         00
    0400161022                           05           01/01/99          0
    1637274                              O            12/01/28
    0


1


    1845779          889/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    520 TALBOT AVENUE                  7.625          2,194.16         80
                                       7.375          2,194.16      387,500.00
    ALBANY           CA   94706          1            11/17/98         00
    0431119528                           05           01/01/99          0
    51601828                             O            12/01/28
    0


    1845797          K08/G01             F          499,000.00         ZZ
                                         360        499,000.00          1
    16135 GREENWOOD LANE               7.000          3,319.86         50
                                       6.750          3,319.86    1,000,000.00
    LOS GATOS        CA   95030          2            11/12/98         00
    0411120140                           05           01/01/99          0
    411120140                            O            12/01/28
    0


    1845801          K08/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
    3362 EAST LANDEN STREET            7.375          1,105.08         79
                                       7.125          1,105.08      203,000.00
    CAMARILLO        CA   93010          2            11/16/98         00
    0411119878                           05           01/01/99          0
    411119878                            O            12/01/28
    0


    1845853          K08/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    8115 SOUTH GLENCOE COURT           6.875          2,167.87         56
                                       6.625          2,167.87      590,000.00
    LITTLETON        CO   80122          2            11/13/98         00
    0411143597                           05           01/01/99          0
    411143597                            O            12/01/28
    0


    1845854          H47/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    113 GOLDENTHAL COURT               6.750          2,594.40         90
                                       6.500          2,594.40      446,000.00
    MORRISVILLE      NC   27560          1            11/25/98         10
    0431118918                           05           01/01/99         25
    0000                                 O            12/01/28
    0


    1845866          K08/G01             F          127,500.00         ZZ
                                         360        127,500.00          1
    ROUTE 1, BOX 165C                  7.500            891.50         75
                                       7.250            891.50      170,000.00
1


    LOCKHART         TX   78644          1            11/05/98         00
    0411064793                           05           01/01/99          0
    411064793                            O            12/01/28
    0


    1845879          966/G01             F          315,000.00         ZZ
                                         360        314,754.27          1
    809 LAKE CREEK DRIVE               7.250          2,148.86         70
                                       7.000          2,148.86      450,000.00
    MCKINNEY         TX   75070          1            10/30/98         00
    0431119049                           03           12/01/98          0
    3008441                              O            11/01/28
    0


    1845883          964/G01             F          412,500.00         ZZ
                                         360        412,500.00          1
    5 OAKHILL DRIVE                    7.125          2,779.09         75
                                       6.875          2,779.09      550,000.00
    SAN ANSELMO      CA   94960          1            11/10/98         00
    0431115971                           05           01/01/99          0
    44289                                O            12/01/28
    0


    1845895          K08/G01             F           89,900.00         ZZ
                                         360         89,900.00          1
    713 LIGHTHOUSE DRIVE               7.500            628.59         84
                                       7.250            628.59      108,000.00
    NORTH PALM BEAC  FL   33408          2            11/12/98         04
    0411102213                           05           01/01/99         12
    411102213                            O            12/01/28
    0


    1845900          K08/G01             F          291,200.00         ZZ
                                         360        291,200.00          1
    31321 SILVER SPUR TRAIL            7.375          2,011.25         80
                                       7.125          2,011.25      364,000.00
    FAIR OAKS RANCH  TX   78015          4            11/18/98         00
    0410679815                           03           01/01/99          0
    410679815                            O            12/01/28
    0


    1845909          K08/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
    1105 S PALMWAY                     6.875            459.85         59
                                       6.625            459.85      120,000.00
    LAKE WORTH       FL   33460          1            11/12/98         00
    0411113244                           05           01/01/99          0
    411113244                            O            12/01/28
    0
1




    1845928          976/976             F          393,100.00         ZZ
                                         360        392,469.41          1
    28441 CALLE PINATA                 7.125          2,648.39         90
                                       6.875          2,648.39      436,818.00
    SAN JUAN CAPIST  CA   92675          1            09/25/98         11
    5285060                              03           11/01/98         25
    5285060                              O            10/01/28
    0


    1845960          811/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
    15 PANORAMA LANE                   7.250          4,365.93         80
                                       7.000          4,365.93      800,000.00
    SANTA CRUZ       CA   95060          1            11/10/98         00
    0431123314                           05           01/01/99          0
    FM02207823                           O            12/01/28
    0


    1845967          356/G01             F          244,000.00         ZZ
                                         360        244,000.00          1
    813 ORCHID AVE                     7.500          1,706.09         70
                                       7.250          1,706.09      350,000.00
    CAPITOLA         CA   95010          2            11/03/98         00
    0431120021                           05           01/01/99          0
    2579068                              O            12/01/28
    0


    1845970          356/G01             F          503,000.00         ZZ
                                         360        503,000.00          1
    324 GUADALUPE TERR                 7.500          3,517.05         68
                                       7.250          3,517.05      750,000.00
    FREMONT          CA   94539          2            11/03/98         00
    0431120013                           03           01/01/99          0
    2624302                              O            12/01/28
    0


    1845973          356/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    9 TIPPERARY COURT                  7.500          2,097.65         66
                                       7.250          2,097.65      458,000.00
    ALAMEDA          CA   94502          2            11/02/98         00
    0431119981                           03           01/01/99          0
    2634624                              O            12/01/28
    0


    1845979          356/G01             F          245,000.00         ZZ
                                         360        245,000.00          1
1


    20306 ANZA DRIVE                   7.500          1,713.08         78
                                       7.250          1,713.08      315,000.00
    SALINAS          CA   93908          2            11/03/98         00
    0431120005                           05           01/01/99          0
    2599009                              O            12/01/28
    0


    1845986          830/G01             F          261,450.00         ZZ
                                         360        261,450.00          1
    2107 SEAVIEW DRIVE                 7.500          1,828.10         75
                                       7.250          1,828.10      350,000.00
    FULLERTON        CA   92833          2            11/19/98         00
    0431124130                           03           01/01/99          0
    539973                               O            12/01/28
    0


    1846018          E26/G01             F          263,200.00         ZZ
                                         360        262,984.25          1
    20020 OXNARD STREET                7.000          1,751.08         80
                                       6.750          1,751.08      329,000.00
    WOODLAND HILLS   CA   91367          1            10/22/98         00
    0431118322                           05           12/01/98          0
    34801527                             O            11/01/28
    0


    1846023          E26/G01             F          272,500.00         ZZ
                                         360        272,282.08          1
    17809 STONERIDGE DRIVE             7.125          1,835.89         65
                                       6.875          1,835.89      420,000.00
    GAITHERSBURG     MD   20878          2            10/09/98         00
    0431118157                           05           12/01/98          0
    45800964                             O            11/01/28
    0


    1846026          E26/G01             F          264,400.00         ZZ
                                         360        264,193.74          1
    8316 FALL CHILL COURT              7.250          1,803.68         90
                                       7.000          1,803.68      295,000.00
    ELLICOTT CITY    MD   21043          2            10/22/98         11
    0431118033                           05           12/01/98         25
    45800925                             O            11/01/28
    0


    1846031          E26/G01             F          272,800.00         ZZ
                                         360        272,570.81          1
    11121 DEBORAH DRIVE                6.875          1,792.11         80
                                       6.625          1,792.11      341,000.00
    POTOMAC          MD   20854          1            10/16/98         00
    0431121011                           05           12/01/98          0
1


    45800816                             O            11/01/28
    0


    1846046          976/976             F          371,450.00         ZZ
                                         360        371,152.95          1
    18708 ASHFORD LANE                 7.125          2,502.53         90
                                       6.875          2,502.53      412,731.00
    HUNTINGTON BEAC  CA   92648          1            10/02/98         11
    5351264                              03           12/01/98         25
    5351264                              O            11/01/28
    0


    1846053          976/976             F          380,750.00         ZZ
                                         360        380,027.84          1
    255 CALLE LA MESA                  7.375          2,629.75         73
                                       7.125          2,629.75      525,000.00
    MORAGA           CA   94556          5            09/25/98         00
    5360405                              03           11/01/98          0
    5360405                              O            10/01/28
    0


    1846085          976/976             F          375,000.00         ZZ
                                         360        374,728.58          1
    932 GARDENIA WAY                   7.625          2,654.23         75
                                       7.375          2,654.23      500,000.00
    NEWPORT BEACH    CA   92625          5            10/20/98         00
    5402676                              09           12/01/98          0
    5402676                              O            11/01/28
    0


    1846091          976/976             F          391,500.00         ZZ
                                         360        390,945.57          1
    53 LARIAT COURT                    7.750          2,804.76         74
                                       7.500          2,804.76      535,000.00
    WALNUT CREEK     CA   94596          5            09/24/98         00
    5413846                              03           11/01/98          0
    5413846                              O            10/01/28
    0


    1846094          976/976             F          300,000.00         ZZ
                                         360        299,275.52          1
    26 CADIZ CIRCLE                    7.250          2,046.53         58
                                       7.000          2,046.53      525,000.00
    REDWOOD CITY     CA   94065          5            09/16/98         00
    5416421                              03           11/01/98          0
    5416421                              O            10/01/28
    0


1


    1846099          976/976             F          235,600.00         ZZ
                                         360        235,231.31          1
    2340 PALOMIRA COURT                7.250          1,607.21         95
                                       7.000          1,607.21      248,000.00
    CHULA VISTA      CA   91915          1            09/23/98         11
    5422527                              01           11/01/98         30
    5422527                              O            10/01/28
    0


    1846108          976/976             F          480,000.00         ZZ
                                         360        479,285.29          1
    1 NORTH PORTOLA ROAD               7.500          3,356.24         62
                                       7.250          3,356.24      775,000.00
    LAGUNA BEACH     CA   92677          5            09/25/98         00
    5428051                              03           11/01/98          0
    5428051                              O            10/01/28
    0


    1846109          976/976             F          262,500.00         ZZ
                                         360        262,089.20          1
    28602 BROOKHILL ROAD               7.250          1,790.72         74
                                       7.000          1,790.72      355,000.00
    TRABUCO CANYON   CA   92679          5            09/10/98         00
    5428052                              03           11/01/98          0
    5428052                              O            10/01/28
    0


    1846111          976/976             F          270,000.00         ZZ
                                         360        269,673.17          1
    27852 CAMINO DEL RIO               6.875          1,773.71         75
                                       6.625          1,773.71      360,000.00
    SAN JUAN CAPIST  CA   92675          5            10/06/98         00
    5428123                              01           12/01/98          0
    5428123                              O            11/01/28
    0


    1846112          976/976             F          478,600.00         ZZ
                                         360        477,869.40          1
    18738 OLMEDA PLACE                 7.375          3,305.58         67
                                       7.125          3,305.58      715,000.00
    SAN DIEGO        CA   92128          5            09/29/98         00
    5428150                              03           11/01/98          0
    5428150                              O            10/01/28
    0


    1846119          976/976             F          270,000.00         ZZ
                                         360        269,804.58          1
    386 EAST 15TH STREET UNIT D        7.625          1,911.05         75
                                       7.375          1,911.05      360,000.00
1


    COSTA MESA       CA   92627          5            10/07/98         00
    5428516                              03           12/01/98          0
    5428516                              O            11/01/28
    0


    1846120          976/976             F          375,750.00         ZZ
                                         360        375,426.48          1
    22 SKYCREST                        6.750          2,437.11         75
                                       6.500          2,437.11      501,000.00
    MISSION VIEJO    CA   92692          5            10/13/98         00
    5428596                              03           12/01/98          0
    5428596                              O            11/01/28
    0


    1846137          976/976             F          284,900.00         ZZ
                                         360        284,454.14          1
    914 CALLE VENEZIA                  7.250          1,943.53         70
                                       7.000          1,943.53      407,000.00
    SAN CLEMENTE     CA   92672          5            09/18/98         00
    5433078                              03           11/01/98          0
    5433078                              O            10/01/28
    0


    1846141          976/976             F          315,000.00         ZZ
                                         360        314,754.27          1
    68 7TH AVENUE                      7.250          2,148.86         53
                                       7.000          2,148.86      600,000.00
    SAN FRANCISCO    CA   94118          5            10/07/98         00
    5433369                              01           12/01/98          0
    5433369                              O            11/01/28
    0


    1846157          976/976             F          373,000.00         ZZ
                                         360        372,355.89          1
    490 JETER STREET                   6.750          2,419.28         90
                                       6.500          2,419.28      415,000.00
    REDWOOD CITY     CA   94062          1            09/24/98         11
    5445019                              05           11/01/98         25
    5445019                              O            10/01/28
    0


    1846169          948/G01             F          256,400.00         ZZ
                                         360        256,400.00          1
    755 DOUGLAS FIR DRIVE              7.125          1,727.42         80
                                       6.875          1,727.42      320,500.00
    RENO             NV   89511          1            11/18/98         00
    0431126838                           03           01/01/99          0
    35758                                O            12/01/28
    0
1




    1846194          976/976             F          260,000.00         ZZ
                                         360        259,802.16          1
    273 NORTH HARWOOD STREET           7.375          1,795.76         90
                                       7.125          1,795.76      290,000.00
    ORANGE           CA   92866          2            10/07/98         04
    5468053                              05           12/01/98         25
    5468053                              O            11/01/28
    0


    1846200          976/976             F          287,300.00         ZZ
                                         360        287,070.25          1
    5894 APIA DRIVE                    7.125          1,935.59         95
                                       6.875          1,935.59      302,500.00
    CYPRESS          CA   90630          1            10/14/98         11
    5473161                              05           12/01/98         30
    5473161                              O            11/01/28
    0


    1846268          976/976             F          320,000.00         ZZ
                                         360        319,523.54          1
    707 BRYANT ST. #307                7.500          2,237.49         64
                                       7.250          2,237.49      500,000.00
    PALO ALTO        CA   94301          5            09/01/98         00
    7985200                              01           11/01/98          0
    7985200                              O            10/01/28
    0


    1846271          976/976             F          403,000.00         ZZ
                                         360        402,399.97          1
    1230 SHERMAN AVENUE                7.500          2,817.83         72
                                       7.250          2,817.83      560,000.00
    MENLO PARK       CA   94025          5            09/02/98         00
    7985599                              05           11/01/98          0
    7985599                              O            10/01/28
    0


    1846297          976/976             F          280,950.00         ZZ
                                         360        280,499.33          1
    1018 6TH STREET, UNIT C            7.125          1,892.81         75
                                       6.875          1,892.81      375,000.00
    SANTA MONICA     CA   90403          5            08/17/98         00
    7990709                              01           10/01/98          0
    7990709                              O            09/01/28
    0


    1846332          976/976             F          240,350.00         ZZ
                                         360        239,797.96          1
1


    15711 BREWER RD.                   7.375          1,660.04         95
                                       7.125          1,660.04      253,000.00
    GRASS VALLEY     CA   95949          1            08/06/98         12
    7993450                              05           10/01/98         30
    7993450                              O            09/01/28
    0


    1846334          976/976             F          251,750.00         ZZ
                                         360        251,171.79          1
    25691 WHITE SANDS STREET           7.375          1,738.77         95
                                       7.125          1,738.77      265,000.00
    DANA POINT       CA   92629          1            08/13/98         01
    7993461                              03           10/01/98         30
    7993461                              O            09/01/28
    0


    1846340          976/976             F          280,000.00         ZZ
                                         360        279,572.57          1
    44949 COUGAR CIRCLE                7.375          1,933.89         39
                                       7.125          1,933.89      725,000.00
    FREMONT          CA   94539          5            09/17/98         00
    7993512                              03           11/01/98          0
    7993512                              O            10/01/28
    0


    1846348          976/976             F          330,000.00         ZZ
                                         360        329,736.11          1
    152 BELVEDERE AVENUE               7.125          2,223.27         73
                                       6.875          2,223.27      456,000.00
    SAN CARLOS       CA   94070          5            10/05/98         00
    7994141                              05           12/01/98          0
    7994141                              O            11/01/28
    0


    1846360          637/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    58 SONIA STREET                    7.125          2,290.65         71
                                       6.875          2,290.65      480,000.00
    OAKLAND          CA   94618          2            11/04/98         00
    0431127190                           05           01/01/99          0
    0013428305                           O            12/01/28
    0


    1846367          E26/G01             F          316,000.00         ZZ
                                         360        315,753.49          1
    21512 COUNTRYSIDE DRIVE            7.250          2,155.68         80
                                       7.000          2,155.68      395,000.00
    LAKE FOREST      CA   92630          1            10/20/98         00
    0431118280                           03           12/01/98          0
1


    34801469                             O            11/01/28
    0


    1846377          956/G01             F          277,500.00         ZZ
                                         360        277,500.00          1
    502 MOUNT OLIVE DRIVE              6.750          1,799.86         72
                                       6.500          1,799.86      386,000.00
    BRADBURY         CA   91010          1            11/18/98         00
    0431120732                           05           01/01/99          0
    508110496                            O            12/01/28
    0


    1846383          E26/G01             F          532,000.00         ZZ
                                         360        531,519.06          1
    6736 GREENTREE ROAD                6.500          3,362.61         80
                                       6.250          3,362.61      665,000.00
    BETHESDA         MD   20817          1            10/14/98         00
    0431118058                           05           12/01/98          0
    45800741                             O            11/01/28
    0


    1846388          E26/G01             F          270,000.00         ZZ
                                         360        269,789.37          1
    1913 AMBER LANE                    7.250          1,841.88         75
                                       7.000          1,841.88      360,000.00
    BURBANK          CA   91504          2            10/22/98         00
    0431120419                           05           12/01/98          0
    34801565                             O            11/01/28
    0


    1846396          E26/G01             F          284,000.00         ZZ
                                         360        283,533.06          1
    6312 SILVERWOOD DRIVE              7.000          1,889.46         80
                                       6.750          1,889.46      355,000.00
    HUNTINGTON BEAC  CA   92647          1            09/18/98         00
    0431118496                           05           11/01/98          0
    34801192                             O            10/01/28
    0


    1846405          E26/G01             F          260,000.00         ZZ
                                         360        259,792.08          1
    28581 LA CUMBRE STREET             7.125          1,751.67         75
                                       6.875          1,751.67      350,000.00
    LAGUNA NIGUEL    CA   92677          5            10/19/98         00
    0431120500                           03           12/01/98          0
    34801525                             O            11/01/28
    0


1


    1846421          K08/G01             F          397,500.00         ZZ
                                         360        397,500.00          1
    6113 GRANBY ROAD                   7.250          2,711.65         78
                                       7.000          2,711.65      514,000.00
    DERWOOD          MD   20855          2            11/13/98         00
    0411058183                           05           01/01/99          0
    411058183                            O            12/01/28
    0


    1846452          E26/G01             F          288,000.00         ZZ
                                         240        286,924.18          1
    1107 CEDRUS WAY                    7.250          2,276.29         80
                                       7.000          2,276.29      360,000.00
    ROCKVILLE        MD   20854          2            09/24/98         00
    0431117258                           05           11/01/98          0
    45800895                             O            10/01/18
    0


    1846462          E26/G01             F          368,000.00         ZZ
                                         360        367,719.98          1
    8344 EAST HILLSDALE DRIVE          7.375          2,541.69         80
                                       7.125          2,541.69      460,000.00
    ORANGE           CA   92869          2            10/14/98         00
    0431116763                           03           12/01/98          0
    34801306                             O            11/01/28
    0


    1846475          E26/G01             F          250,000.00         ZZ
                                         360        249,804.97          1
    22 TENNIS COURT                    7.250          1,705.45         64
                                       7.000          1,705.45      395,000.00
    CHAPIN           SC   29036          1            10/30/98         00
    0431117357                           03           12/01/98          0
    33801346                             O            11/01/28
    0


    1846507          696/G01             F          416,000.00         ZZ
                                         360        416,000.00          1
    1655 HUNTING RIDGE COURT           6.250          2,561.38         80
                                       6.000          2,561.38      520,000.00
    MCLEAN           VA   22101          1            11/25/98         00
    0431116441                           05           01/01/99          0
    2238193                              O            12/01/28
    0


    1846538          889/G01             F          410,200.00         ZZ
                                         360        410,200.00          1
    73 FOSTER DRIVE                    7.375          2,833.15         80
                                       7.125          2,833.15      512,756.00
1


    SAN RAMON        CA   94583          1            11/19/98         00
    0431125293                           05           01/01/99          0
    51601373                             O            12/01/28
    0


    1846541          B87/G01             F          286,875.00         ZZ
                                         360        286,875.00          1
    85-89 SANTIAGO STREET              7.625          2,030.49         75
                                       7.375          2,030.49      382,500.00
    HOLLISWOOD       NY   11427          1            11/23/98         00
    0431122100                           03           01/01/99          0
    002400000000627                      O            12/01/28
    0


    1846615          069/G01             F          285,000.00         ZZ
                                         360        284,766.38          1
    1351 GRANT STREET                  7.000          1,896.12         72
                                       6.750          1,896.12      400,000.00
    SANTA MONICA     CA   90405          5            10/28/98         00
    0431124593                           05           12/01/98          0
    236230406                            O            11/01/28
    0


    1846625          069/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    2 MANDARIN                         7.000          2,581.38         80
                                       6.750          2,581.38      485,000.00
    IRVINE           CA   92604          1            11/04/98         00
    0431124544                           03           01/01/99          0
    236230456                            O            12/01/28
    0


    1846652          637/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    3045 REECE WAY                     7.250          1,800.95         70
                                       7.000          1,800.95      378,000.00
    SAN JOSE         CA   95133          1            11/05/98         00
    0431124429                           05           01/01/99          0
    0010948347                           O            12/01/28
    0


    1846660          685/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    535 SOUTH ABERDEEN STREET          7.375          1,906.27         80
                                       7.125          1,906.27      345,000.00
    ANAHEIM          CA   92807          2            11/12/98         00
    0431123892                           05           01/01/99          0
    115852                               O            12/01/28
    0
1




    1846667          685/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    641 NORTH MAPLE STREET             7.250          1,418.93         80
                                       7.000          1,418.93      260,000.00
    BURBANK          CA   91505          1            11/13/98         00
    0431122092                           05           01/01/99          0
    115343                               O            12/01/28
    0


    1846702          964/G01             F          416,000.00         ZZ
                                         360        416,000.00          1
    959 RODEO ROAD                     6.875          2,732.83         80
                                       6.625          2,732.83      520,000.00
    FULLERTON        CA   92835          1            10/29/98         00
    0431117902                           05           01/01/99          0
    44140                                O            12/01/28
    0


    1846706          714/G01             F          426,356.45         ZZ
                                         353        426,356.45          1
    201 E IRONWOOD CIRCLE              6.875          2,817.72         80
                                       6.625          2,817.72      536,000.00
    MEQUON           WI   53092          2            09/30/98         00
    0431126234                           05           01/01/99          0
    1000239920004                        O            05/01/28
    0


    1846707          964/G01             F          256,000.00         ZZ
                                         360        255,805.20          1
    5174 ENGLEWOOD DRIVE               7.375          1,768.13         64
                                       7.125          1,768.13      400,000.00
    SAN JOSE         CA   95129          2            10/19/98         00
    0431118314                           05           12/01/98          0
    43496                                O            11/01/28
    0


    1846714          964/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1743 PUEBLO CREST LANE             7.125          2,694.87         60
                                       6.875          2,694.87      670,000.00
    LA HABRA HEIGHT  CA   90631          1            11/19/98         00
    0431118231                           05           01/01/99          0
    45949                                O            12/01/28
    0


    1846716          964/G01             F          304,000.00         ZZ
                                         360        303,744.61          1
1


    26 WINDWARD DRIVE                  6.875          1,997.06         66
                                       6.625          1,997.06      465,000.00
    CORTE MADERA     CA   94925          2            10/21/98         00
    0431118199                           05           12/01/98          0
    43882                                O            11/01/28
    0


    1846720          B60/G01             F          336,100.00         ZZ
                                         360        336,100.00          1
    746 26TH STREET                    6.500          2,124.38         52
                                       6.250          2,124.38      655,000.00
    MANHATTAN BEACH  CA   90266          2            10/30/98         00
    0431124791                           05           01/01/99          0
    258895                               O            12/01/28
    0


    1846757          420/G01             F          154,800.00         ZZ
                                         360        154,800.00          1
    19983 SANTA MARIA AVENUE #302      7.625          1,095.67         80
                                       7.375          1,095.67      193,500.00
    CASTRO VALLEY    CA   94546          1            11/03/98         00
    0431118801                           01           01/01/99          0
    0000392613                           O            12/01/28
    0


    1846767          562/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    46 RIDGEFIELD AVENUE               7.375          2,099.66         72
                                       7.125          2,099.66      425,000.00
    SOUTH SALEM      NY   10590          2            11/30/98         00
    0431123348                           05           01/01/99          0
    3200649                              O            12/01/28
    0


    1846771          624/G01             F          290,700.00         ZZ
                                         360        290,700.00          1
    13440 FREMONT ROAD                 7.750          2,082.61         33
                                       7.500          2,082.61      900,000.00
    LOS ALTOS HILLS  CA   94022          5            11/13/98         00
    0431121771                           05           01/01/99          0
    41101680796                          O            12/01/28
    0


    1846774          964/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    3475 PLEASANTS TRAIL               7.750          2,063.27         90
                                       7.500          2,063.27      320,000.00
    VACAVILLE        CA   95688          1            11/16/98         10
    0431118298                           05           01/01/99         25
1


    46052                                O            12/01/28
    0


    1846790          664/G01             F          357,000.00         ZZ
                                         360        357,000.00          1
    21350 BUTLER MARKET ROAD           7.250          2,435.37         72
                                       7.000          2,435.37      500,000.00
    BEND             OR   97701          2            11/06/98         00
    0431124999                           05           01/01/99          0
    2707321                              O            12/01/28
    0


    1846791          956/G01             F          468,800.00         ZZ
                                         360        468,800.00          1
    1419 CORDILLERAS AVENUE            6.875          3,079.68         80
                                       6.625          3,079.68      586,000.00
    SAN CARLOS       CA   94070          1            11/16/98         00
    0431120872                           05           01/01/99          0
    208100086                            O            12/01/28
    0


    1846800          559/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    1408 GRAND AVENUE                  7.375          2,072.03         60
                                       7.125          2,072.03      500,000.00
    PIEDMONT         CA   94610          1            11/17/98         00
    0431122761                           05           01/01/99          0
    5567391                              O            12/01/28
    0


    1846803          E87/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    1524 OCEAN DRIVE                   7.250          2,046.53         64
                                       7.000          2,046.53      475,000.00
    OXNARD           CA   93035          2            11/16/98         00
    0431121904                           05           01/01/99          0
    70001809                             O            12/01/28
    0


    1846841          685/G01             F          338,000.00         ZZ
                                         360        338,000.00          1
    13 RIDGEROCK                       7.500          2,363.35         74
                                       7.250          2,363.35      460,000.00
    LAGUNA NIGUEL    CA   92677          5            11/19/98         00
    0431123363                           03           01/01/99          0
    116346                               O            12/01/28
    0


1


    1846854          685/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    3743 FAIRLANDS DRIVE               7.250          1,841.88         74
                                       7.000          1,841.88      365,000.00
    PLEASANTON       CA   94588          5            11/18/98         00
    0431124619                           05           01/01/99          0
    116459                               O            12/01/28
    0


    1846905          K08/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
    18 MARKHAM CIRCLE                  8.125          1,373.62         83
                                       7.875          1,373.62      225,000.00
    ENGLEWOOD        NJ   07631          2            11/12/98         04
    0411124449                           01           01/01/99         12
    411124449                            O            12/01/28
    0


    1846921          K08/G01             F          214,800.00         ZZ
                                         360        214,800.00          1
    43235 KIMBERLY ANNE COURT          7.625          1,520.34         70
                                       7.375          1,520.34      306,900.00
    ASHBURN          VA   20147          1            11/19/98         00
    0411021728                           03           01/01/99          0
    411021728                            O            12/01/28
    0


    1846922          K08/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
    2444 PELHAM ROAD NORTH             7.500          2,349.36         80
                                       7.250          2,349.36      420,000.00
    ST PETERSBURG    FL   33710          1            11/20/98         00
    0411150642                           05           01/01/99          0
    411150642                            O            12/01/28
    0


    1846974          992/G01             F          275,000.00         ZZ
                                         360        274,795.90          1
    455 ROSEDALE AVENUE                7.500          1,922.85         72
                                       7.250          1,922.85      385,000.00
    WHITE PLAINS     NY   10605          1            10/23/98         00
    0431122282                           05           12/01/98          0
    357703                               O            11/01/28
    0


    1846983          822/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    910 TIMBERLINE DRIVE               7.125          2,155.90         75
                                       6.875          2,155.90      430,000.00
1


    GAP              PA   17527          2            11/10/98         00
    0431126960                           05           01/01/99          0
    0136097496                           O            12/01/28
    0


    1847120          077/077             F          320,000.00         ZZ
                                         360        320,000.00          1
    64275 ROBBINSON RD                 7.375          2,210.16         80
                                       7.125          2,210.16      400,000.00
    CASSOPOLLS       MI   49031          1            11/23/98         00
    434683                               05           01/01/99          0
    434683                               O            12/01/28
    0


    1847287          882/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    5955 SW 129 TERRACE                7.375          2,486.43         75
                                       7.125          2,486.43      480,000.00
    MIAMI            FL   33156          5            11/24/98         00
    0431126853                           05           01/01/99          0
    980378                               O            12/01/28
    0


    1847350          A52/G01             F          238,000.00         ZZ
                                         360        238,000.00          1
    204 WEST JONES STREET              7.500          1,664.13         56
                                       7.250          1,664.13      430,000.00
    SAVANNAH         GA   31401          2            11/25/98         00
    0431121243                           09           01/01/99          0
    7242                                 O            12/01/28
    0


    1847376          685/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
    8045 COLLEGE AVENUE                7.250          1,111.95         78
                                       7.000          1,111.95      210,000.00
    WHITTIER         CA   90605          2            11/19/98         00
    0431123736                           05           01/01/99          0
    116147                               O            12/01/28
    0


    1847393          731/G01             F          112,800.00         ZZ
                                         360        112,800.00          1
    4600 FAWN HILL WAY                 7.375            779.08         80
                                       7.125            779.08      141,000.00
    ANTIOCH          CA   94509          5            11/12/98         00
    0431128495                           05           01/01/99          0
    911682116                            O            12/01/28
    0
1




    1847414          964/G01             F          346,400.00         ZZ
                                         360        346,400.00          1
    1842 RANSOM ROAD                   7.250          2,363.06         80
                                       7.000          2,363.06      433,000.00
    GLENDALE         CA   91201          1            11/12/98         00
    0431121987                           05           01/01/99          0
    45786                                O            12/01/28
    0


    1847418          964/G01             F          252,800.00         ZZ
                                         360        252,800.00          1
    1340 ROSANA WAY                    7.125          1,703.16         80
                                       6.875          1,703.16      316,000.00
    ROHNERT PARK     CA   94928          1            11/19/98         00
    0431121672                           05           01/01/99          0
    45036                                O            12/01/28
    0


    1847424          964/G01             F          301,500.00         ZZ
                                         360        301,500.00          1
    21618 MARJORIE AVENUE              7.375          2,082.39         75
                                       7.125          2,082.39      402,000.00
    TORRANCE         CA   90503          5            11/10/98         00
    0431121615                           05           01/01/99          0
    44286                                O            12/01/28
    0


    1847441          626/G01             F          337,000.00         ZZ
                                         360        337,000.00          1
    1227 43RD STREET                   7.250          2,298.94         63
                                       7.000          2,298.94      540,000.00
    SACRAMENTO       CA   95819          2            11/10/98         00
    0431126358                           05           01/01/99          0
    0006990899                           O            12/01/28
    0


    1847444          626/G01             F          328,000.00         ZZ
                                         360        327,737.70          1
    3391 CHASEN DRIVE                  7.125          2,209.80         80
                                       6.875          2,209.80      410,000.00
    CAMERON PARK     CA   95682          1            10/26/98         00
    0431126457                           05           12/01/98          0
    0006983548                           O            11/01/28
    0


    1847447          626/G01             F          630,000.00         ZZ
                                         360        629,483.59          1
1


    125 BUNCE MEADOWS DRIVE            7.000          4,191.41         70
                                       6.750          4,191.41      900,000.00
    ALAMO            CA   94507          5            10/29/98         00
    0431126440                           05           12/01/98          0
    0006978803                           O            11/01/28
    0


    1847489          E85/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
    45 BRIDGEGATE DRIVE                7.000          3,193.45         59
                                       6.750          3,193.45      825,000.00
    SAN RAFAEL       CA   94903          1            11/24/98         00
    0431122928                           05           01/01/99          0
    9604158                              O            12/01/28
    0


    1847785          E82/G01             F          646,000.00         ZZ
                                         360        646,000.00          1
    515 BEWICK POINT, UNIT # 1         7.250          4,406.86         78
                                       7.000          4,406.86      833,000.00
    COLORADO SPRING  CO   80906          2            11/18/98         00
    0400161717                           05           01/01/99          0
    1624661                              O            12/01/28
    0


    1848167          626/G01             F          438,000.00         ZZ
                                         360        438,000.00          1
    18774 DUNDEE AVENUE                7.250          2,987.94         68
                                       7.000          2,987.94      650,000.00
    SARATOGA         CA   95070          2            11/13/98         00
    0431126366                           05           01/01/99          0
    0006997977                           O            12/01/28
    0


    1848173          966/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    5712 ROSWELL DRIVE                 7.250          3,138.01         80
                                       7.000          3,138.01      575,000.00
    PLANO            TX   75025          1            11/20/98         00
    0431122787                           03           01/01/99          0
    30008620                             O            12/01/28
    0


    1848182          626/G01             F          276,000.00         T
                                         360        275,789.98          1
    22042 HIGHWAY 20                   7.375          1,906.27         80
                                       7.125          1,906.27      345,000.00
    NEVADA CITY      CA   95959          1            10/22/98         00
    0431126465                           05           12/01/98          0
1


    0006985030                           O            11/01/28
    0


    1848190          E84/G01             F          400,000.00         ZZ
                                         360        399,687.96          1
    2600 SHANNON DRIVE                 7.250          2,728.71         75
                                       7.000          2,728.71      536,000.00
    NORTHBROOK       IL   60062          2            10/29/98         00
    0431127299                           05           12/01/98          0
    10982748                             O            11/01/28
    0


    1848192          964/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    21 DOGWOOD COURT                   7.250          1,337.07         80
                                       7.000          1,337.07      245,000.00
    NOVATO           CA   94947          1            11/16/98         00
    0431124031                           09           01/01/99          0
    45190                                O            12/01/28
    0


    1848249          966/G01             F          237,900.00         ZZ
                                         360        237,709.75          1
    220 HOLLYWOOD DRIVE                7.125          1,602.78         75
                                       6.875          1,602.78      320,000.00
    COPPELL          TX   75019          1            11/02/98         00
    0431122795                           05           12/01/98          0
    40006812                             O            11/01/28
    0


    1848278          966/G01             F          492,000.00         ZZ
                                         360        492,000.00          1
    6242 JOYCE WAY                     7.000          3,273.29         64
                                       6.750          3,273.29      770,000.00
    DALLAS           TX   75225          1            11/13/98         00
    0431122860                           05           01/01/99          0
    30008519                             O            12/01/28
    0


    1848292          E84/G01             F          288,000.00         ZZ
                                         360        287,775.33          1
    7244 LONEWOLF COURT                7.250          1,964.67         90
                                       7.000          1,964.67      320,000.00
    FAIRVIEW HEIGHT  IL   62208          2            11/02/98         10
    0431127307                           05           12/01/98         25
    19981884                             O            11/01/28
    0


1


    1848316          K08/G01             F           71,250.00         ZZ
                                         360         71,250.00          1
    7003 SOUTH DENT ROAD               7.500            498.19         75
                                       7.250            498.19       95,000.00
    HIXSON           TN   37343          2            11/18/98         00
    0411139405                           05           01/01/99          0
    411139405                            O            12/01/28
    0


    1848346          E84/G01             F          518,000.00         ZZ
                                         360        518,000.00          1
    251 SCOTT AVENUE                   6.875          3,402.89         63
                                       6.625          3,402.89      835,000.00
    WINNETKA         IL   60093          5            11/16/98         00
    0431127240                           05           01/01/99          0
    12983383                             O            12/01/28
    0


    1848359          K08/G01             F          131,900.00         ZZ
                                         360        131,900.00          1
    620 TREBOR DRIVE                   7.250            899.79         80
                                       7.000            899.79      164,900.00
    GOODLETTSVILLE   TN   37072          1            11/20/98         00
    0411102437                           05           01/01/99          0
    411102437                            O            12/01/28
    0


    1848362          A50/A50             F          640,000.00         ZZ
                                         360        640,000.00          1
    3138 PINE RIDGE ROAD               6.625          4,097.99         72
                                       6.375          4,097.99      890,000.00
    BIRMINGHAM       AL   35213          5            10/28/98         00
    116898                               05           01/01/99          0
    116898                               O            12/01/28
    0


    1848366          K08/G01             F          227,000.00         ZZ
                                         360        227,000.00          1
    7224 RIVER SHORE LN                7.250          1,548.54         75
                                       7.000          1,548.54      305,000.00
    CHAMPLIN         MN   55316          1            11/25/98         00
    0411147226                           05           01/01/99          0
    411147226                            O            12/01/28
    0


    1848370          K08/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    813 GLEN OAKS                      7.750            573.13         86
                                       7.500            573.13       93,900.00
1


    KNOXVILLE        TN   37912          1            11/23/98         10
    0411160286                           05           01/01/99         25
    411160286                            O            12/01/28
    0


    1848374          626/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    2748 SEMINOLE CIRCLE               7.250          2,182.97         80
                                       7.000          2,182.97      400,000.00
    FAIRFIELD        CA   94533          2            11/02/98         00
    0431126473                           03           01/01/99          0
    0006997571                           O            12/01/28
    0


    1848403          K08/G01             F          299,400.00         ZZ
                                         360        299,400.00          1
    61 MAJESTIC AVENUE                 7.375          2,067.88         80
                                       7.125          2,067.88      374,300.00
    MIDDLETOWN       NJ   07738          1            11/24/98         00
    0411048994                           05           01/01/99          0
    411048994                            O            12/01/28
    0


    1848434          992/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
    229 BEACH 133RD STREET             7.250          2,373.98         80
                                       7.000          2,373.98      435,000.00
    BELLE HARBOR     NY   11694          1            11/13/98         00
    0431124924                           05           01/01/99          0
    351592                               O            12/01/28
    0


    1848482          E84/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    720 JENNIFER COURT                 6.750          3,891.59         50
                                       6.500          3,891.59    1,200,000.00
    LAEK FOREST      IL   60045          2            11/10/98         00
    0431127182                           05           01/01/99          0
    12983249                             O            12/01/28
    0


    1848497          638/G01             F          318,400.00         ZZ
                                         360        318,400.00          1
    408 NW 12TH AVENUE #605            7.625          2,253.62         80
                                       7.375          2,253.62      398,000.00
    PORTLAND         OR   97209          1            11/20/98         00
    0431126168                           08           01/01/99          0
    08828286                             O            12/01/28
    0
1




    1848504          E84/G01             F          365,500.00         ZZ
                                         360        365,500.00          1
    751 EAST LINDEN AVENUE             7.000          2,431.68         65
                                       6.750          2,431.68      565,000.00
    LAKE FOREST      IL   60045          2            11/09/98         00
    0431127216                           05           01/01/99          0
    13982150                             O            12/01/28
    0


    1848507          E84/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    1276 GLEN HAVEN DRIVE              6.875          2,956.18         75
                                       6.625          2,956.18      605,000.00
    SAN JOSE         CA   95129          1            11/13/98         00
    0431126671                           05           01/01/99          0
    24580182                             O            12/01/28
    0


    1848511          E84/G01             F          376,000.00         ZZ
                                         360        376,000.00          1
    543 NORTH FRANKLIN AVENUE          7.125          2,533.18         79
                                       6.875          2,533.18      480,000.00
    RIVER FOREST     IL   60305          2            11/06/98         00
    0431127232                           05           01/01/99          0
    10982903                             O            12/01/28
    0


    1848539          E84/G01             F          319,200.00         ZZ
                                         360        319,200.00          1
    95 26TH AVENUE UNIT B              6.750          2,070.33         80
                                       6.500          2,070.33      399,000.00
    SAN FRANCISCO    CA   94121          1            11/06/98         00
    0431127125                           01           01/01/99          0
    23081135                             O            12/01/28
    0


    1848551          822/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
    241 VIRGINIA DRIVE                 6.875          1,862.40         75
                                       6.625          1,862.40      378,000.00
    PHOENIXVILLE     PA   19460          5            11/03/98         00
    0431123264                           05           01/01/99          0
    1066000390                           O            12/01/28
    0


    1848583          822/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
1


    144 LIBRARY PLACE                  6.250          2,462.87         41
                                       6.000          2,462.87      976,500.00
    PRINCETON        NJ   08540          1            11/04/98         00
    0431123488                           05           01/01/99          0
    3606002947                           O            12/01/28
    0


    1848882          638/G01             F          342,400.00         ZZ
                                         360        342,400.00          1
    513 AVALON DRIVE                   7.500          2,394.11         80
                                       7.250          2,394.11      428,000.00
    SOUTH SAN FRANC  CA   94080          1            11/11/98         00
    0431123884                           05           01/01/99          0
    08817538                             O            12/01/28
    0


    1848909          601/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    1503 LACE BARK COURT               7.250          3,138.01         80
                                       7.000          3,138.01      575,400.00
    CHESTERFIELD     MO   63005          2            11/16/98         00
    0431123421                           03           01/01/99          0
    12800959                             O            12/01/28
    0


    1848967          964/G01             F          324,000.00         ZZ
                                         360        324,000.00          1
    1026 TIMERLINE LANE                7.250          2,210.25         80
                                       7.000          2,210.25      405,000.00
    SANTA ANA AREA   CA   92705          1            11/20/98         00
    0431125806                           03           01/01/99          0
    45366                                O            12/01/28
    0


    1849051          624/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    1210 KING STREET                   7.250          1,978.31         65
                                       7.000          1,978.31      449,000.00
    SANTA CRUZ       CA   95060          5            11/20/98         00
    0431124403                           05           01/01/99          0
    4600178326                           O            12/01/28
    0


    1849092          893/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    1625 ARROYO AVENUE                 7.000          2,395.09         68
                                       6.750          2,395.09      530,000.00
    SAN CARLOS       CA   94070          1            11/23/98         00
    0431126804                           05           01/01/99          0
1


    98100178                             O            12/01/28
    0


    1849234          B87/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    161-24 91ST STREET                 7.250          2,046.53         74
                                       7.000          2,046.53      410,000.00
    HOWARD BEACH     NY   11414          1            11/30/98         00
    0431124718                           05           01/01/99          0
    001500000002083                      O            12/01/28
    0


    1849277          637/G01             F          322,500.00         ZZ
                                         360        322,500.00          1
    1393 TANAKA DRIVE                  7.000          2,145.60         69
                                       6.750          2,145.60      470,000.00
    SAN JOSE         CA   95131          2            11/09/98         00
    0431124627                           05           01/01/99          0
    0013443882                           O            12/01/28
    0


    1849284          253/253             F          261,600.00         ZZ
                                         360        261,600.00          1
    14825 N HIGHWAY 287                7.250          1,784.58         80
                                       7.000          1,784.58      327,000.00
    LA PROTE         CO   80535          1            11/30/98         00
    927142                               05           01/01/99          0
    927142                               O            12/01/28
    0


    1849853          077/077             F          350,000.00         ZZ
                                         360        350,000.00          1
    106 EMS T7B LANE                   7.500          2,447.25         56
                                       7.250          2,447.25      626,000.00
    LEESBURG         IN   46538          5            11/18/98         00
    438781                               05           01/01/99          0
    438781                               O            12/01/28
    0


    1849910          822/G01             F          261,450.00         ZZ
                                         360        261,450.00          1
    114 WINDY HOLLOW DRIVE             7.250          1,783.55         80
                                       7.000          1,783.55      326,859.00
    PHOENIXVILLE     PA   19460          1            11/16/98         00
    0431126796                           03           01/01/99          0
    3626013819                           O            12/01/28
    0


1


    1851555          964/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
    49 BELLE AVENUE                    7.250          2,558.16         72
                                       7.000          2,558.16      525,000.00
    FAIRFAX          CA   94930          5            11/24/98         00
    0431128669                           05           01/01/99          0
    46428                                O            12/01/28
    0


    1851561          964/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    20090 LA RODA COURT                7.500          2,097.64         47
                                       7.250          2,097.64      650,000.00
    CUPERTINO        CA   95014          5            11/23/98         00
    0431128677                           05           01/01/99          0
    46251                                O            12/01/28
    0


    2686092          696/G01             F          620,000.00         ZZ
                                         360        619,466.19          1
    6610 RADNOR ROAD                   6.750          4,021.31         61
                                       6.500          4,021.31    1,020,000.00
    BETHESDA         MD   20817          1            10/07/98         00
    0431054790                           05           12/01/98          0
    3198163                              O            11/01/28
    0


    2687428          696/G01             F          559,250.00         ZZ
                                         360        558,260.45          1
    3705 CURTIS COURT                  6.625          3,580.94         78
                                       6.375          3,580.94      720,000.00
    CHEVY CHASE      MD   20815          1            10/06/98         00
    0431062306                           05           11/01/98          0
    1008049                              O            10/01/28
    0


    2692310          696/G01             F          450,000.00         ZZ
                                         360        449,602.97          1
    13628 MAIDSTONE LANE               6.625          2,881.40         57
                                       6.375          2,881.40      799,000.00
    POTOMAC          MD   20854          1            10/28/98         00
    0431080795                           05           12/01/98          0
    3118156                              O            11/01/28
    0


    2693680          696/G01             F          352,000.00         ZZ
                                         360        351,745.24          1
    18105 TRANQUILITY ROAD             7.625          2,491.43         80
                                       7.375          2,491.43      440,000.00
1


    PURCELLVILLE     VA   20132          4            10/27/98         00
    0431091776                           05           12/01/98          0
    1008042                              O            11/01/28
    0


    2693682          696/G01             F          353,600.00         ZZ
                                         360        353,350.44          1
    6321 N. WASHINGTON BOULEVARD       7.750          2,533.23         80
                                       7.500          2,533.23      442,000.00
    ARLINGTON        VA   22205          1            10/30/98         00
    0431091859                           05           12/01/98          0
    2288310                              O            11/01/28
    0


    2693683          696/G01             F          256,000.00         ZZ
                                         360        255,768.58          1
    3529 N. NOTTINGHAM STREET          6.500          1,618.09         80
                                       6.250          1,618.09      320,000.00
    ARLINGTON        VA   22207          1            10/30/98         00
    0431091883                           05           12/01/98          0
    2288316                              O            11/01/28
    0


    2693686          696/G01             F          234,400.00         ZZ
                                         360        234,193.19          1
    130 MENDON LANE, S.W.              6.625          1,500.89         80
                                       6.375          1,500.89      293,000.00
    VIENNA           VA   22180          1            10/30/98         00
    0431091917                           03           12/01/98          0
    2338183                              O            11/01/28
    0


    2693687          696/G01             F          172,800.00         ZZ
                                         360        172,661.81          1
    5 OLD BALTIMORE COURT              7.125          1,164.19         80
                                       6.875          1,164.19      216,000.00
    OLNEY            MD   20832          1            10/30/98         00
    0431091925                           03           12/01/98          0
    3118199                              O            11/01/28
    0


    2693688          696/G01             F          231,200.00         ZZ
                                         360        231,019.64          1
    4406 HIGHLAND AVENUE               7.250          1,577.19         80
                                       7.000          1,577.19      289,000.00
    BETHESDA         MD   20814          1            10/26/98         00
    0431091958                           05           12/01/98          0
    3298089                              O            11/01/28
    0
1




    2694641          696/G01             F          600,000.00         ZZ
                                         360        599,543.45          1
    1161 OLD GATE COURT                7.375          4,144.05         80
                                       7.125          4,144.05      750,000.00
    MCLEAN           VA   22102          2            10/30/98         00
    0431092485                           05           12/01/98          0
    2368166                              O            11/01/28
    0


    2694642          696/G01             F          279,500.00         ZZ
                                         360        279,276.49          1
    7209 BLOOMSBURY LANE               7.125          1,883.04         85
                                       6.875          1,883.04      330,000.00
    SPOTSYLVANIA     VA   22553          2            10/30/98         12
    0431092600                           05           12/01/98         12
    9028121                              O            11/01/28
    0


    2695229          696/G01             F          157,500.00         ZZ
                                         360        157,380.16          1
    5236 AMPTHILL DRIVE                7.375          1,087.81         70
                                       7.125          1,087.81      225,000.00
    ALEXANDRIA       VA   22312          1            11/06/98         00
    0431095926                           05           12/01/98          0
    2148087                              O            11/01/28
    0


    2695231          696/G01             F           92,800.00         ZZ
                                         360         92,800.00          1
    9834 ISLANDSIDE DRIVE              7.375            640.95         80
                                       7.125            640.95      116,000.00
    GAITHERSBURG     MD   20879          1            11/06/98         00
    0431095959                           03           01/01/99          0
    3118201                              O            12/01/28
    0


    2695467          225/225             F          253,650.00         ZZ
                                         360        253,052.76          1
    4106 GREGORY DRIVE                 7.250          1,730.35         95
                                       7.000          1,730.35      267,035.00
    DOYLESTOWN       PA   18901          1            08/27/98         01
    6104633                              05           10/01/98         30
    6104633                              O            09/01/28
    0


    2695468          225/225             F          237,500.00         ZZ
                                         360        237,058.87          1
1


    315 THOMAS LANDING ROAD            6.375          1,481.70         95
                                       6.125          1,481.70      250,000.00
    MIDDLETOWN       DE   19709          1            09/29/98         11
    6104843                              05           11/01/98         30
    6104843                              O            10/01/28
    0


    2695469          225/225             F          380,000.00         ZZ
                                         360        379,405.33          1
    829 HUNT ROAD                      7.250          2,592.27         80
                                       7.000          2,592.27      475,000.00
    NEWTOWN SQUARE   PA   19073          1            09/18/98         00
    6104861                              05           11/01/98          0
    6104861                              O            10/01/28
    0


    2695470          225/225             F          310,000.00         ZZ
                                         360        309,305.47          1
    6804 GLEN COVE DRIVE               7.500          2,167.57         79
                                       7.250          2,167.57      396,914.00
    MASON            OH   45040          1            08/28/98         00
    7019487                              03           10/01/98          0
    7019487                              O            09/01/28
    0


    2695471          225/225             F          276,000.00         T
                                         360        275,232.69          1
    15 VILLAGE CHALET                  7.875          2,001.20         80
                                       7.625          2,001.20      345,000.00
    WINHALL          VT   53400          2            07/30/98         00
    7019858                              03           09/01/98          0
    7019858                              O            08/01/28
    0


    2695472          225/225             F          251,700.00         ZZ
                                         360        251,286.16          1
    LOT 190 LANSDOWNE LANE             7.000          1,674.57         80
                                       6.750          1,674.57      314,700.00
    CHESHIRE         CT   06410          1            09/30/98         00
    7029259                              05           11/01/98          0
    7029259                              O            10/01/28
    0


    2695473          225/225             F          324,000.00         ZZ
                                         360        323,412.59          1
    2713 BRADBURY COURT                6.500          2,047.91         80
                                       6.250          2,047.91      405,000.00
    DAVIDSONVILLE    MD   21035          1            09/30/98         00
    7031934                              05           11/01/98          0
1


    7031934                              O            10/01/28
    0


    2695474          225/225             F          236,700.00         T
                                         360        235,765.49          1
    1 CLEARWATER LANE                  7.250          1,614.72         90
                                       7.000          1,614.72      263,000.00
    HILTON HEAD ISL  SC   29926          1            06/25/98         10
    7032724                              03           08/01/98         25
    7032724                              O            07/01/28
    0


    2695475          225/225             F          332,000.00         ZZ
                                         360        330,650.94          1
    6231 WEST 10480 NORTH              7.250          2,264.83         80
                                       7.000          2,264.83      415,000.00
    HIGHLAND         UT   84003          2            07/08/98         00
    7036205                              05           09/01/98          0
    7036205                              O            08/01/28
    0


    2695476          225/225             F          440,000.00         ZZ
                                         360        438,681.51          1
    1271 WEST MARINA DRIVE             7.500          3,076.55         74
                                       7.250          3,076.55      600,000.00
    CHANDLER         AZ   85248          2            07/16/98         00
    7038657                              03           09/01/98          0
    7038657                              O            08/01/28
    0


    2695477          225/225             F          258,780.00         ZZ
                                         360        258,185.63          1
    3742 WEST SALINAS                  7.375          1,787.33         95
                                       7.125          1,787.33      272,400.00
    BELLBROOK        OH   45305          1            08/28/98         10
    7040164                              05           10/01/98         30
    7040164                              O            09/01/28
    0


    2695479          225/225             F          400,000.00         ZZ
                                         360        399,058.20          1
    2301 GULF OF MEXICO DR  PH 1&      7.250          2,728.71         62
                                       7.000          2,728.71      650,000.00
    LONGBOAT KEY     FL   34228          1            08/31/98         00
    7041263                              06           10/01/98          0
    7041263                              O            09/01/28
    0


1


    2695480          225/225             F          436,500.00         ZZ
                                         360        435,394.89          1
    440 MORNING CANYON ROAD            7.250          2,977.70         78
                                       7.000          2,977.70      565,000.00
    NEWPORT BEACH    CA   92625          2            08/14/98         00
    7041712                              05           10/01/98          0
    7041712                              O            09/01/28
    0


    2695481          225/225             F          360,000.00         ZZ
                                         360        359,152.38          1
    1014 WESTERN AVE                   7.250          2,455.84         80
                                       7.000          2,455.84      450,000.00
    NORTHBROOK       IL   60062          1            09/03/98         00
    7041839                              05           10/01/98          0
    7041839                              O            09/01/28
    0


    2695482          225/225             F          492,000.00         ZZ
                                         360        491,303.26          1
    327 CARLTON AVENUE                 7.750          3,524.75         68
                                       7.500          3,524.75      730,000.00
    LOS GATOS        CA   95032          2            09/10/98         00
    7041976                              05           11/01/98          0
    7041976                              O            10/01/28
    0


    2695483          225/225             F          244,000.00         ZZ
                                         360        242,821.86          1
    149 ORCHARD HILL DRIVE             7.250          1,664.52         80
                                       7.000          1,664.52      306,000.00
    FAIRFIELD        CT   06430          1            08/17/98         00
    7042098                              05           10/01/98          0
    7042098                              O            09/01/28
    0


    2695484          225/225             F          302,400.00         ZZ
                                         360        301,687.98          1
    7304 OLIVE TREE COURT              7.250          2,062.91         80
                                       7.000          2,062.91      380,000.00
    GAITHERSBURG     MD   20879          2            08/24/98         00
    7042314                              03           10/01/98          0
    7042314                              O            09/01/28
    0


    2695485          225/225             F          329,000.00         ZZ
                                         360        302,908.25          1
    24902 LOS GATOS DRIVE              7.125          2,216.54         70
                                       6.875          2,216.54      470,000.00
1


    LAGUNA HILLS     CA   92653          1            08/07/98         00
    7043585                              05           10/01/98          0
    7043585                              O            09/01/28
    0


    2695486          225/225             F          267,300.00         ZZ
                                         360        266,227.13          1
    9157 CHRISTOPHER STREET            7.750          1,914.97         90
                                       7.500          1,914.97      297,000.00
    CYPRESS          CA   90630          1            08/21/98         11
    7043655                              05           10/01/98         25
    7043655                              O            09/01/28
    0


    2695487          225/225             F          648,000.00         ZZ
                                         360        646,584.01          2
    112 45TH STREET                    7.625          4,586.51         80
                                       7.375          4,586.51      810,000.00
    NEWPORT BEACH    CA   92663          1            07/29/98         00
    7043843                              05           10/01/98          0
    7043843                              O            09/01/28
    0


    2695488          225/225             F          314,450.00         ZZ
                                         360        313,945.58          1
    257 SUMMERFIELD DRIVE              7.125          2,118.51         80
                                       6.875          2,118.51      393,121.00
    MILIPITAS        CA   95035          1            09/18/98         00
    7044496                              05           11/01/98          0
    7044496                              O            10/01/28
    0


    2695489          225/225             F          283,000.00         ZZ
                                         360        282,333.69          1
    9632 VIEWSIDE DRIVE                7.250          1,930.56         79
                                       7.000          1,930.56      360,000.00
    DALLAS           TX   75231          2            09/01/98         00
    7045013                              05           10/01/98          0
    7045013                              O            09/01/28
    0


    2695490          225/225             F          280,000.00         ZZ
                                         360        279,254.76          1
    19 RHODE ISLAND                    6.625          1,792.88         80
                                       6.375          1,792.88      351,990.00
    IRVINE           CA   92606          1            08/24/98         00
    7045214                              03           10/01/98          0
    7045214                              O            09/01/28
    0
1




    2695491          225/225             F          375,000.00         ZZ
                                         360        374,441.66          1
    1208 DOLORES STREET                7.500          2,622.05         63
                                       7.250          2,622.05      600,000.00
    SAN FRANCISCO    CA   94110          5            09/14/98         00
    7045483                              05           11/01/98          0
    7045483                              O            10/01/28
    0


    2695492          225/225             F          295,000.00         ZZ
                                         360        294,571.60          1
    3700 N LAKE SHORE DR UNIT 101      7.625          2,088.00         80
                                       7.375          2,088.00      369,000.00
    CHICAGO          IL   60613          1            09/14/98         00
    7045496                              01           11/01/98          0
    7045496                              O            10/01/28
    0


    2695493          225/225             F          253,000.00         T
                                         360        252,604.07          1
    UNIT 1 OCEAN ROAD                  7.250          1,725.91         66
                                       7.000          1,725.91      386,000.00
    BETHANY BEACH    DE   19930          2            09/12/98         00
    7045638                              01           11/01/98          0
    7045638                              O            10/01/28
    0


    2695494          225/225             F          519,000.00         ZZ
                                         360        518,187.83          1
    1379 NORTH CRANBROOK ROAD          7.250          3,540.49         52
                                       7.000          3,540.49    1,000,000.00
    BLOOMFIELD VILL  MI   48301          2            09/01/98         00
    7045924                              05           11/01/98          0
    7045924                              O            10/01/28
    0


    2695495          225/225             F          515,000.00         ZZ
                                         360        513,787.45          1
    121 GASCOIGNE BLUFF ROAD           7.250          3,513.21         43
                                       7.000          3,513.21    1,200,000.00
    BLUFFTON         SC   29910          5            08/17/98         00
    7046227                              05           10/01/98          0
    7046227                              O            09/01/28
    0


    2695496          225/225             F          400,000.00         ZZ
                                         360        399,292.21          1
1


    26 OLD ROCK LANE                   6.625          2,561.25         62
                                       6.375          2,561.25      650,000.00
    NORWALK          CT   06851          1            09/18/98         00
    7046667                              05           11/01/98          0
    7046667                              O            10/01/28
    0


    2695497          225/225             F          394,000.00         ZZ
                                         360        393,413.35          1
    312 DAISY DRIVE                    7.500          2,754.91         80
                                       7.250          2,754.91      492,900.00
    SAN JOSE         CA   95123          1            09/11/98         00
    7046689                              05           11/01/98          0
    7046689                              O            10/01/28
    0


    2695498          225/225             F          300,000.00         ZZ
                                         360        297,094.96          1
    20380 VIA LAS VILLAS               7.375          2,072.03         57
                                       7.125          2,072.03      530,000.00
    YORBA LINDA      CA   92887          2            08/21/98         00
    7046733                              03           11/01/98          0
    7046733                              O            10/01/28
    0


    2695499          225/225             F          237,500.00         ZZ
                                         360        236,967.89          1
    345 S SYCAMORE AVENUE              7.500          1,660.64         60
                                       7.250          1,660.64      400,000.00
    LOS ANGELES      CA   90036          2            08/24/98         00
    7046840                              05           10/01/98          0
    7046840                              O            09/01/28
    0


    2695500          225/225             F          432,000.00         ZZ
                                         360        431,355.23          1
    5430 RENAISSANCE AVENUE            7.625          3,057.67         80
                                       7.375          3,057.67      545,000.00
    SAN DIEGO        CA   92122          2            08/27/98         00
    7046843                              01           11/01/98          0
    7046843                              O            10/01/28
    0


    2695501          225/225             F          260,000.00         ZZ
                                         360        259,572.51          1
    22623 KATHRYN AVENUE               7.000          1,729.79         80
                                       6.750          1,729.79      325,000.00
    TORRANCE         CA   90505          2            09/10/98         00
    7046858                              05           11/01/98          0
1


    7046858                              O            10/01/28
    0


    2695502          225/225             F          480,000.00         ZZ
                                         360        479,248.84          1
    1003 ARLINGTON OAKS TERRA          7.250          3,274.45         80
                                       7.000          3,274.45      600,000.00
    TOWN AND COUNTR  MO   63017          2            09/09/98         00
    7046875                              05           11/01/98          0
    7046875                              O            10/01/28
    0


    2695503          225/225             F          500,000.00         ZZ
                                         360        499,132.50          1
    434 SIPPEWISSET RD                 7.375          3,453.38         75
                                       7.125          3,453.38      675,000.00
    FALMOUTH         MA   02540          1            09/14/98         00
    7047155                              05           11/01/98          0
    7047155                              O            10/01/28
    0


    2695504          225/225             F          400,000.00         ZZ
                                         360        399,058.20          1
    101 N. RIVERIDGE DRIVE             7.250          2,728.71         56
                                       7.000          2,728.71      725,000.00
    LAFAYETTE        LA   70508          1            08/27/98         00
    7047607                              05           10/01/98          0
    7047607                              O            09/01/28
    0


    2695505          225/225             F          310,400.00         ZZ
                                         360        309,669.16          1
    9721 TALL GRASS CIRCLE             7.250          2,117.48         80
                                       7.000          2,117.48      388,000.00
    LITTLETON        CO   80124          1            09/01/98         00
    7048030                              03           10/01/98          0
    7048030                              O            09/01/28
    0


    2695507          225/225             F          448,000.00         ZZ
                                         360        447,298.93          1
    16448 SLOAN DRIVE                  7.250          3,056.15         64
                                       7.000          3,056.15      710,000.00
    LOS ANGELES      CA   90049          2            08/21/98         00
    7048298                              05           11/01/98          0
    7048298                              O            10/01/28
    0


1


    2695509          225/225             F          364,400.00         ZZ
                                         360        363,829.73          1
    16420 SE 24TH ST                   7.250          2,485.86         80
                                       7.000          2,485.86      455,520.00
    BELLEVUE         WA   98008          1            09/10/98         00
    7048789                              05           11/01/98          0
    7048789                              O            10/01/28
    0


    2695510          225/225             F          300,000.00         ZZ
                                         360        299,257.96          1
    1974 STERLING ROAD                 7.000          1,995.91         59
                                       6.750          1,995.91      511,450.00
    CHARLOTTE        NC   28207          1            08/31/98         00
    7049214                              05           10/01/98          0
    7049214                              O            09/01/28
    0


    2695511          225/225             F          279,000.00         ZZ
                                         360        278,594.84          1
    3106 GRAND VIEW BOULEVARD          7.625          1,974.75         62
                                       7.375          1,974.75      450,000.00
    LOS ANGELES      CA   90066          2            08/31/98         00
    7049304                              05           11/01/98          0
    7049304                              O            10/01/28
    0


    2695512          225/225             F          508,000.00         ZZ
                                         360        506,803.92          1
    41 ENGLISH TURN DRIVE              7.250          3,465.46         80
                                       7.000          3,465.46      635,000.00
    NEW ORLEANS      LA   70131          2            08/26/98         00
    7049442                              03           10/01/98          0
    7049442                              O            09/01/28
    0


    2695513          225/225             F          273,550.00         T
                                         360        272,921.71          1
    15109 & 15009 COUNTY RD #5         7.375          1,889.34         80
                                       7.125          1,889.34      341,960.00
    BAYFIELD         CO   81122          1            08/28/98         00
    7049756                              05           10/01/98          0
    7049756                              O            09/01/28
    0


    2695514          225/225             F          412,500.00         ZZ
                                         360        411,503.58          1
    3501 OAKDALE FOREST ROAD           7.125          2,779.09         75
                                       6.875          2,779.09      550,000.00
1


    EDMOND           OK   73011          5            08/27/98         00
    7049886                              05           10/01/98          0
    7049886                              O            09/01/28
    0


    2695515          225/225             F          412,000.00         T
                                         360        411,076.95          1
    22 MOUNTAIN REACH                  7.500          2,880.77         80
                                       7.250          2,880.77      515,000.00
    STRATTON         VT   51550          1            09/01/98         00
    7049969                              09           10/01/98          0
    7049969                              O            09/01/28
    0


    2695516          225/225             F          274,550.00         ZZ
                                         360        273,903.57          1
    1006 ACORN DRIVE                   7.250          1,872.92         95
                                       7.000          1,872.92      289,000.00
    ARROYO GRANDE    CA   93420          1            08/24/98         04
    7050068                              05           10/01/98         30
    7050068                              O            09/01/28
    0


    2695517          225/225             F          379,500.00         ZZ
                                         360        378,628.36          1
    11 PALISTINE ROAD                  7.375          2,621.11         71
                                       7.125          2,621.11      535,000.00
    NEWTOWN          CT   06470          2            08/26/98         00
    7050145                              05           10/01/98          0
    7050145                              O            09/01/28
    0


    2695518          225/225             F          355,500.00         ZZ
                                         360        354,598.85          1
    11922 WALLINGSFORD ROAD            6.875          2,335.39         90
                                       6.625          2,335.39      395,000.00
    LOS ALAMITOS     CA   90720          1            08/19/98         04
    7050167                              05           10/01/98         25
    7050167                              O            09/01/28
    0


    2695519          225/225             F          276,000.00         ZZ
                                         360        275,800.23          1
    2308 ISABELLA STREET               7.625          1,953.52         80
                                       7.375          1,953.52      345,000.00
    EVANSTON         IL   60201          1            10/01/98         00
    7050294                              05           12/01/98          0
    7050294                              O            11/01/28
    0
1




    2695521          225/225             F          376,000.00         ZZ
                                         360        375,092.56          1
    15 GREENWICH COURT                 7.125          2,533.19         80
                                       6.875          2,533.19      470,000.00
    LAKE BLUFF       IL   60044          1            08/18/98         00
    7050425                              03           10/01/98          0
    7050425                              O            09/01/28
    0


    2695522          225/225             F          249,000.00         ZZ
                                         360        248,507.28          1
    34313 SE COLORADO RD               7.000          1,656.61         76
                                       6.750          1,656.61      329,500.00
    SANDY            OR   97055          2            09/15/98         00
    7050552                              05           11/01/98          0
    7050552                              O            10/01/28
    0


    2695523          225/225             F          240,000.00         ZZ
                                         360        239,633.62          1
    5020 STEVEANN STREET               7.375          1,657.63         69
                                       7.125          1,657.63      348,000.00
    TORRANCE         CA   90503          5            09/11/98         00
    7050576                              05           11/01/98          0
    7050576                              O            10/01/28
    0


    2695524          225/225             F          336,000.00         ZZ
                                         360        335,432.89          1
    6314 DAYLIGHT DRIVE                7.000          2,235.42         80
                                       6.750          2,235.42      420,000.00
    AGOURA HILLS     CA   91301          2            08/24/98         00
    7050693                              03           11/01/98          0
    7050693                              O            10/01/28
    0


    2695525          225/225             F          284,000.00         ZZ
                                         360        283,533.06          1
    5643 ALADDIN STREET                7.000          1,889.46         80
                                       6.750          1,889.46      355,000.00
    LOS ANGELES      CA   90008          1            09/15/98         00
    7050830                              05           11/01/98          0
    7050830                              O            10/01/28
    0


    2695526          225/225             F          294,400.00         ZZ
                                         360        293,496.10          1
1


    1120 RUGGLESTONE WAY               7.625          2,083.75         93
                                       7.375          2,083.75      319,900.00
    DULUTH           GA   30097          1            08/28/98         14
    7050868                              03           10/01/98         30
    7050868                              O            09/01/28
    0


    2695527          225/225             F          284,000.00         ZZ
                                         360        283,544.41          1
    25525 SE HOFFMEISTER RD            7.125          1,913.37         75
                                       6.875          1,913.37      380,000.00
    BORING           OR   97009          5            09/02/98         00
    7050898                              05           11/01/98          0
    7050898                              O            10/01/28
    0


    2695529          225/225             F          317,000.00         ZZ
                                         360        316,307.30          1
    5520 LITTLEBOW ROAD                7.625          2,243.71         71
                                       7.375          2,243.71      450,000.00
    RANCHO PALOS VE  CA   90275          2            08/17/98         00
    7051149                              05           10/01/98          0
    7051149                              O            09/01/28
    0


    2695530          225/225             F          298,500.00         ZZ
                                         360        298,009.21          1
    3100 TOLMAS DRIVE                  7.000          1,985.93         87
                                       6.750          1,985.93      345,000.00
    METARIE          LA   70002          2            09/04/98         14
    7051300                              05           11/01/98         25
    7051300                              O            10/01/28
    0


    2695531          225/225             F          312,000.00         ZZ
                                         360        311,511.75          2
    1087 N PAULINA AVE                 7.250          2,128.39         80
                                       7.000          2,128.39      390,000.00
    CHICAGO          IL   60622          1            10/02/98         00
    7051433                              05           11/01/98          0
    7051433                              O            10/01/28
    0


    2695532          225/225             F          289,750.00         ZZ
                                         360        289,296.56          1
    6694 PORTSIDE DRIVE                7.250          1,976.61         95
                                       7.000          1,976.61      305,000.00
    BOCA RATON       FL   33496          1            09/11/98         11
    7051513                              03           11/01/98         30
1


    7051513                              O            10/01/28
    0


    2695533          225/225             F          392,750.00         ZZ
                                         360        392,104.24          1
    645 PACHECO STREET                 7.000          2,612.98         90
                                       6.750          2,612.98      437,000.00
    SAN FRANCISCO    CA   94116          1            09/17/98         04
    7051546                              05           11/01/98         25
    7051546                              O            10/01/28
    0


    2695534          225/225             F          366,500.00         ZZ
                                         360        365,926.45          1
    18 BONVIEW STREET                  7.250          2,500.18         87
                                       7.000          2,500.18      426,000.00
    SAN FRANCISCO    CA   94110          2            08/31/98         04
    7051584                              05           11/01/98         25
    7051584                              O            10/01/28
    0


    2695535          225/225             F          305,400.00         ZZ
                                         360        304,732.63          1
    343 62ND STREET                    7.625          2,161.61         80
                                       7.375          2,161.61      385,000.00
    NEWPORT BEACH    CA   92663          2            08/31/98         00
    7051788                              05           10/01/98          0
    7051788                              O            09/01/28
    0


    2695536          225/225             F          383,000.00         ZZ
                                         360        380,967.30          1
    3480 HIDDEN TRAILS DRIVE           7.875          2,777.02         86
                                       7.625          2,777.02      450,000.00
    JAMUL            CA   91935          2            08/24/98         11
    7051825                              05           10/01/98         25
    7051825                              O            09/01/28
    0


    2695537          225/225             F          435,700.00         ZZ
                                         360        434,886.06          1
    304 1/2 FERNLEAF AVENUE            7.250          2,972.25         80
                                       7.000          2,972.25      545,000.00
    CORONA DEL MAR   CA   92625          2            09/24/98         00
    7051915                              01           11/01/98          0
    7051915                              O            10/01/28
    0


1


    2695538          225/225             F          318,000.00         ZZ
                                         360        317,502.34          1
    5295 CAMINITO EXQUISITO            7.250          2,169.33         71
                                       7.000          2,169.33      450,000.00
    SAN DIEGO        CA   92130          5            09/11/98         00
    7051934                              03           11/01/98          0
    7051934                              O            10/01/28
    0


    2695539          225/225             F          518,000.00         ZZ
                                         360        517,209.26          1
    1215 GOLDENROD AVENUE              7.375          3,577.70         70
                                       7.125          3,577.70      750,000.00
    NEWPORT BEACH    CA   92625          2            09/04/98         00
    7051943                              03           11/01/98          0
    7051943                              O            10/01/28
    0


    2695540          225/225             F          244,000.00         ZZ
                                         360        243,517.54          1
    3259 MORITZ DRIVE                  7.250          1,664.52         80
                                       7.000          1,664.52      305,000.00
    HUNTINGTON BEAC  CA   92649          1            09/23/98         00
    7051944                              01           11/01/98          0
    7051944                              O            10/01/28
    0


    2695541          225/225             F          326,000.00         ZZ
                                         360        325,526.60          1
    3 CALYPSO LANE                     7.625          2,307.41         80
                                       7.375          2,307.41      410,000.00
    SAN CARLOS       CA   94070          2            09/02/98         00
    7052109                              01           11/01/98          0
    7052109                              O            10/01/28
    0


    2695542          225/225             F          267,500.00         ZZ
                                         360        266,880.17          1
    61 WINDING WOOD ROAD SO            7.250          1,824.83         63
                                       7.000          1,824.83      426,000.00
    RYE BROOK        NY   10573          2            09/04/98         00
    7052173                              05           11/01/98          0
    7052173                              O            10/01/28
    0


    2695543          225/225             F          297,600.00         ZZ
                                         360        297,008.31          1
    4442 SOUTHCREST ROAD               6.875          1,955.03         80
                                       6.625          1,955.03      372,000.00
1


    DALLAS           TX   75229          1            10/01/98         00
    7052221                              05           11/01/98          0
    7052221                              O            10/01/28
    0


    2695544          225/225             F          276,000.00         ZZ
                                         360        275,333.90          1
    1544 GORDY DRIVE                   7.125          1,859.47         78
                                       6.875          1,859.47      355,000.00
    SAN JOSE         CA   95131          1            08/17/98         00
    7052236                              05           10/01/98          0
    7052236                              O            09/01/28
    0


    2695545          225/225             F          507,600.00         ZZ
                                         360        506,805.65          1
    11523 HOLMES POINT DR NE           7.250          3,462.73         72
                                       7.000          3,462.73      705,000.00
    KIRKLAND         WA   98034          1            09/22/98         00
    7052295                              05           11/01/98          0
    7052295                              O            10/01/28
    0


    2695546          225/225             F          300,000.00         ZZ
                                         360        299,506.75          1
    651 PATRICIA DRIVE                 7.000          1,995.91         72
                                       6.750          1,995.91      420,000.00
    SAN LUIS OBISPO  CA   93405          5            09/16/98         00
    7052344                              05           11/01/98          0
    7052344                              O            10/01/28
    0


    2695547          225/225             F          261,250.00         ZZ
                                         360        260,841.16          1
    3853 ROBERTS ROAD                  7.250          1,782.19         95
                                       7.000          1,782.19      275,000.00
    ACTON AREA       CA   93510          1            09/22/98         04
    7052359                              05           11/01/98         30
    7052359                              O            10/01/28
    0


    2695548          225/225             F          280,000.00         ZZ
                                         360        279,561.82          1
    7368 STONEGATE                     7.250          1,910.10         70
                                       7.000          1,910.10      400,000.00
    NAPLES           FL   34109          1            09/04/98         00
    7052457                              05           11/01/98          0
    7052457                              O            10/01/28
    0
1




    2695549          225/225             F          252,000.00         ZZ
                                         360        251,316.02          1
    26512 VERACRUZ LANE                7.125          1,697.78         80
                                       6.875          1,697.78      315,000.00
    MISSION VIEJO    CA   92691          1            08/28/98         00
    7052578                              03           11/01/98          0
    7052578                              O            10/01/28
    0


    2695550          225/225             F          295,000.00         ZZ
                                         360        294,538.33          1
    34457 VALLEY OAKS LOOP             7.250          2,012.43         80
                                       7.000          2,012.43      372,210.00
    UNION CITY       CA   94587          1            09/11/98         00
    7052606                              05           11/01/98          0
    7052606                              O            10/01/28
    0


    2695551          225/225             F          405,000.00         ZZ
                                         360        404,317.53          1
    5151 COLLETT AVENUE                6.875          2,660.57         79
                                       6.625          2,660.57      515,000.00
    ENCINO AREA      CA   91436          2            08/27/98         00
    7052828                              05           11/01/98          0
    7052828                              O            10/01/28
    0


    2695552          225/225             F          237,500.00         ZZ
                                         360        237,048.46          1
    953 THOMAS AVENUE                  7.750          1,701.48         95
                                       7.500          1,701.48      250,000.00
    SAN DIEGO        CA   92109          1            09/01/98         04
    7053161                              05           11/01/98         30
    7053161                              O            10/01/28
    0


    2695553          225/225             F          581,250.00         ZZ
                                         360        580,294.31          3
    708 HUDSON STREET                  7.000          3,867.08         75
                                       6.750          3,867.08      775,000.00
    HOBOKEN          NJ   07030          1            09/18/98         00
    7053260                              05           11/01/98          0
    7053260                              O            10/01/28
    0


    2695554          225/225             F          310,000.00         ZZ
                                         360        309,464.68          1
1


    732 TALL OAKS COURT                6.750          2,010.66         65
                                       6.500          2,010.66      480,000.00
    FRANKLIN LAKES   NJ   07417          1            09/16/98         00
    7053312                              05           11/01/98          0
    7053312                              O            10/01/28
    0


    2695555          225/225             F          354,000.00         ZZ
                                         360        353,226.47          1
    7445 EAST STONE CREEK LANE         7.625          2,505.59         55
                                       7.375          2,505.59      650,000.00
    ANAHEIM          CA   92808          2            08/21/98         00
    7053651                              03           10/01/98          0
    7053651                              O            09/01/28
    0


    2695556          225/225             F          332,500.00         ZZ
                                         360        331,992.42          1
    9348 KIRKSIDE ROAD                 7.375          2,296.50         59
                                       7.125          2,296.50      570,000.00
    LOS ANGELES      CA   90035          2            09/17/98         00
    7053670                              05           11/01/98          0
    7053670                              O            10/01/28
    0


    2695557          225/225             F          303,000.00         T
                                         360        302,489.42          1
    850 S COLLIER BLVD                 6.875          1,990.50         72
                                       6.625          1,990.50      425,000.00
    MARCO ISLAND     FL   34145          1            09/11/98         00
    7053732                              06           11/01/98          0
    7053732                              O            10/01/28
    0


    2695558          225/225             F          305,000.00         ZZ
                                         360        304,498.52          1
    107 WOODMARK CIRCLE                7.000          2,029.18         80
                                       6.750          2,029.18      381,465.00
    CHAPEL HILL      NC   27514          1            09/17/98         00
    7053785                              05           11/01/98          0
    7053785                              O            10/01/28
    0


    2695559          225/225             F          428,000.00         ZZ
                                         360        427,143.91          1
    22321 BUTTERFIELD                  7.000          2,847.50         80
                                       6.750          2,847.50      535,000.00
    MISSION VIEJO    CA   92692          1            09/03/98         00
    7053795                              03           11/01/98          0
1


    7053795                              O            10/01/28
    0


    2695560          225/225             F          435,000.00         ZZ
                                         360        434,319.26          1
    725 PALISADES DR SE                7.250          2,967.47         90
                                       7.000          2,967.47      485,000.00
    SALEM            OR   97302          1            09/17/98         11
    7053812                              03           11/01/98         25
    7053812                              O            10/01/28
    0


    2695561          225/225             F          330,000.00         ZZ
                                         360        329,203.58          1
    7109 WOODSTOCK                     7.125          2,223.28         77
                                       6.875          2,223.28      430,000.00
    BATON ROUGE      LA   70809          1            08/25/98         00
    7053872                              05           10/01/98          0
    7053872                              O            09/01/28
    0


    2695562          225/225             F          320,000.00         ZZ
                                         360        319,473.87          1
    265 TIPPERARY LANE                 7.000          2,128.97         68
                                       6.750          2,128.97      473,000.00
    ALAMEDA          CA   94502          1            09/24/98         00
    7053917                              03           11/01/98          0
    7053917                              O            10/01/28
    0


    2695563          225/225             F          283,500.00         ZZ
                                         360         34,384.13          1
    1112 MACHADO LANE                  7.250          1,933.97         75
                                       7.000          1,933.97      378,000.00
    SAN JOSE         CA   95127          1            09/09/98         00
    7053920                              05           11/01/98          0
    7053920                              O            10/01/28
    0


    2695564          225/225             F          270,000.00         ZZ
                                         360        269,577.47          1
    14 HORSESHOE LANE                  7.250          1,841.88         69
                                       7.000          1,841.88      397,000.00
    LEMONT           IL   60439          1            09/15/98         00
    7054052                              05           11/01/98          0
    7054052                              O            10/01/28
    0


1


    2695565          225/225             F          299,900.00         ZZ
                                         360        299,361.86          1
    237 EUCLID AVENUE                  7.250          2,045.85         94
                                       7.000          2,045.85      320,000.00
    LONG BEACH       CA   90803          1            09/18/98         04
    7054160                              05           11/01/98         30
    7054160                              O            10/01/28
    0


    2696022          225/225             F          408,000.00         ZZ
                                         360        407,361.52          1
    107 WINDSOR WAY                    7.250          2,783.28         80
                                       7.000          2,783.28      510,000.00
    RICHMOND         VA   23221          2            09/03/98         00
    8430567                              05           11/01/98          0
    8430567                              O            10/01/28
    0


    2696023          225/225             F          237,650.00         ZZ
                                         360        237,469.17          1
    5273 LEIGH AVE.                    7.375          1,641.39         62
                                       7.125          1,641.39      385,000.00
    SAN JOSE         CA   95124          5            10/02/98         00
    8430649                              05           12/01/98          0
    8430649                              O            11/01/28
    0


    2696026          225/225             F          400,000.00         ZZ
                                         360        399,358.36          1
    4133 ROUND HILL ROAD               7.125          2,694.87         73
                                       6.875          2,694.87      550,000.00
    ARLINGTON        VA   22207          2            09/25/98         00
    8431002                              05           11/01/98          0
    8431002                              O            10/01/28
    0


    2696029          225/225             F          275,000.00         ZZ
                                         360        274,558.86          1
    11200 PAVILON CLUB COURT           7.125          1,852.73         80
                                       6.875          1,852.73      344,000.00
    RESTON           VA   20194          2            09/24/98         00
    8431778                              03           11/01/98          0
    8431778                              O            10/01/28
    0


    2696031          225/225             F          261,000.00         ZZ
                                         360        260,390.96          1
    24 CAMBRIDGE DRIVE                 7.250          1,780.48         77
                                       7.000          1,780.48      341,000.00
1


    NORTH CALDWELL   NJ   07006          1            09/25/98         00
    8432000                              05           11/01/98          0
    8432000                              O            10/01/28
    0


    2696033          225/225             F          243,400.00         ZZ
                                         360        242,999.80          1
    330 WEST FERRELL ROAD              7.000          1,619.35         80
                                       6.750          1,619.35      304,280.00
    APEX             NC   27502          1            09/30/98         00
    8650782                              05           11/01/98          0
    8650782                              O            10/01/28
    0


    2696034          225/225             F          375,000.00         ZZ
                                         360        374,413.17          1
    325 EAGLE DRIVE                    7.250          2,558.16         67
                                       7.000          2,558.16      565,000.00
    JUPITER          FL   33477          1            09/18/98         00
    8725390                              03           11/01/98          0
    8725390                              O            10/01/28
    0


    2696035          225/225             F          253,600.00         ZZ
                                         360        253,212.88          1
    13 BRONSON AVE                     7.375          1,751.55         80
                                       7.125          1,751.55      317,000.00
    SCARSDALE        NY   10583          1            09/23/98         00
    8729779                              05           11/01/98          0
    8729779                              O            10/01/28
    0


    2696036          225/225             F          377,250.00         ZZ
                                         360        376,659.64          1
    73 ORCHARD RD                      7.250          2,573.51         74
                                       7.000          2,573.51      510,000.00
    WEST HARTFORD    CT   06117          5            09/03/98         00
    8729900                              05           11/01/98          0
    8729900                              O            10/01/28
    0


    2696037          225/225             F          480,000.00         ZZ
                                         360        478,897.54          1
    6782 ROYAL ORCHID CIRCLE           7.375          3,315.24         80
                                       7.125          3,315.24      600,436.00
    DELRAY BEACH     FL   33446          1            08/20/98         00
    8730023                              03           10/01/98          0
    8730023                              O            09/01/28
    0
1




    2696038          225/225             F          480,000.00         ZZ
                                         360        479,191.17          1
    376 LAKEVIEW DRIVE                 6.875          3,153.26         80
                                       6.625          3,153.26      600,000.00
    WYCKOFF          NJ   07481          1            09/25/98         00
    8730512                              05           11/01/98          0
    8730512                              O            10/01/28
    0


    2696039          225/225             F          400,000.00         ZZ
                                         360        399,389.39          1
    2848 NE 35TH COURT                 7.375          2,762.70         71
                                       7.125          2,762.70      570,000.00
    FT LAUDERDALE    FL   33308          5            08/28/98         00
    8730812                              05           11/01/98          0
    8730812                              O            10/01/28
    0


    2696040          225/225             F          398,000.00         ZZ
                                         360        397,062.92          1
    3316 LAKE SHORE DRIVE              7.250          2,715.06         65
                                       7.000          2,715.06      616,000.00
    ORLANDO          FL   32803          5            08/26/98         00
    8731012                              05           10/01/98          0
    8731012                              O            09/01/28
    0


    2696041          225/225             F          297,000.00         ZZ
                                         360        296,535.24          1
    113 HUDDERSFIELD DR                7.250          2,026.06         75
                                       7.000          2,026.06      400,000.00
    RICHMOND         VA   23236          2            09/18/98         00
    8731303                              05           11/01/98          0
    8731303                              O            10/01/28
    0


    2696042          225/225             F          350,000.00         ZZ
                                         360        349,155.35          1
    2554 MICHELTORENA STREET           7.125          2,358.01         59
                                       6.875          2,358.01      599,000.00
    LOS ANGELES      CA   90039          1            09/01/98         00
    8732509                              05           10/01/98          0
    8732509                              O            09/01/28
    0


    2696044          225/225             F          263,900.00         ZZ
                                         360        263,476.51          1
1


    432 MILITIA HILL ROAD              7.125          1,777.94         80
                                       6.875          1,777.94      329,900.00
    FORT WASHINGTON  PA   19034          1            09/14/98         00
    8733881                              05           11/01/98          0
    8733881                              O            10/01/28
    0


    2696045          225/225             F          400,010.00         ZZ
                                         360        399,267.05          1
    14 CHEROKEE TRAIL                  6.375          2,495.54         50
                                       6.125          2,495.54      805,000.00
    FLORHAM PARK     NJ   07932          1            09/23/98         00
    8734538                              05           11/01/98          0
    8734538                              O            10/01/28
    0


    2696046          225/225             F          284,500.00         ZZ
                                         360        284,008.72          1
    1621 ROUNDELAY LANE                6.750          1,845.26         57
                                       6.500          1,845.26      500,000.00
    WINTER PARK      FL   32789          2            09/25/98         00
    8734571                              05           11/01/98          0
    8734571                              O            10/01/28
    0


    2696047          225/225             F          241,800.00         ZZ
                                         360        241,361.64          1
    2828 POLO CLUB ROAD                6.500          1,528.34         62
                                       6.250          1,528.34      391,875.00
    NASHVILLE        TN   37221          1            09/21/98         00
    8734743                              03           11/01/98          0
    8734743                              O            10/01/28
    0


    2696049          225/225             F          396,000.00         T
                                         360        395,380.29          1
    161 HILL TOP                       7.250          2,701.42         80
                                       7.000          2,701.42      495,000.00
    BLOWING ROCK     NC   28605          1            09/25/98         00
    8734978                              05           11/01/98          0
    8734978                              O            10/01/28
    0


    2696050          225/225             F          400,100.00         T
                                         360        399,458.18          1
    168 SUNFLOWER DRIVE                7.125          2,695.55         51
                                       6.875          2,695.55      790,000.00
    SANTA FE         NM   87505          1            09/15/98         00
    8735886                              03           11/01/98          0
1


    8735886                              O            10/01/28
    0


    2696051          225/225             F          296,600.00         ZZ
                                         360        296,374.31          1
    75 BLAKE ROAD                      7.375          2,048.54         77
                                       7.125          2,048.54      388,000.00
    MONROE           CT   06468          2            09/29/98         00
    8736677                              05           12/01/98          0
    8736677                              O            11/01/28
    0


    2696052          225/225             F          325,000.00         ZZ
                                         360        324,516.09          1
    1975 HERMOSA AVENUE                7.500          2,272.45         77
                                       7.250          2,272.45      425,000.00
    BARTOW           FL   33830          2            09/18/98         00
    8737082                              05           11/01/98          0
    8737082                              O            10/01/28
    0


    2696053          225/225             F          650,000.00         ZZ
                                         360        649,032.21          1
    10008 HEMSWELL LANE                7.500          4,544.89         77
                                       7.250          4,544.89      851,000.00
    POTOMAC          MD   20854          2            09/22/98         00
    8910977                              03           11/01/98          0
    8910977                              O            10/01/28
    0


    2696054          225/225             F          237,000.00         T
                                         360        236,537.53          1
    5319 A SOUTH VIRGINIA DARE TRL     7.125          1,596.71         78
                                       6.875          1,596.71      305,000.00
    NAGS HEAD        NC   27959          2            09/10/98         00
    8911292                              03           11/01/98          0
    8911292                              O            10/01/28
    0


    2696055          225/225             F          266,000.00         ZZ
                                         360        265,583.73          1
    1720 CHESTERBROOK VALE COURT       7.250          1,814.59         52
                                       7.000          1,814.59      515,000.00
    MCLEAN           VA   22101          5            09/10/98         00
    8911384                              05           11/01/98          0
    8911384                              O            10/01/28
    0


1


    2696056          225/225             F          650,000.00         ZZ
                                         360        649,032.21          1
    125 BROOKSCHASE LANE               7.500          4,544.89         58
                                       7.250          4,544.89    1,130,000.00
    RICHMOND         VA   23229          2            09/18/98         00
    8911446                              05           11/01/98          0
    8911446                              O            10/01/28
    0


    2696057          225/225             F          357,000.00         T
                                         360        356,427.32          1
    17 SURFSONG ROAD                   7.125          2,405.18         44
                                       6.875          2,405.18      830,000.00
    KIAWAH ISLAND    SC   29455          2            09/24/98         00
    8911542                              03           11/01/98          0
    8911542                              O            10/01/28
    0


    2696058          225/225             F          304,000.00         ZZ
                                         360        303,206.49          1
    6640 SPRINGHILL ROAD               6.750          1,971.74         80
                                       6.500          1,971.74      380,000.00
    FREDERICK        MD   21702          1            09/21/98         00
    8911892                              03           11/01/98          0
    8911892                              O            10/01/28
    0


    2696059          225/225             F          450,000.00         ZZ
                                         360        449,260.13          1
    9458 WINSTON DRIVE                 7.000          2,993.86         70
                                       6.750          2,993.86      643,500.00
    BRENTWOOD        TN   37027          1            09/21/98         00
    8911955                              05           11/01/98          0
    8911955                              O            10/01/28
    0


    2696060          225/225             F          440,000.00         T
                                         360        439,258.57          1
    185STICKLEPATH                     6.875          2,890.49         80
                                       6.625          2,890.49      550,000.00
     YONAHLOSSEE BO  NC   28607          1            09/25/98         00
    8733489                              03           11/01/98          0
    8733489                              O            10/01/28
    0


    2696061          225/225             F          236,250.00         ZZ
                                         360        235,898.25          1
    232 WILTSHIRE ROAD                 7.500          1,651.89         90
                                       7.250          1,651.89      262,500.00
1


    LOWER MERION TW  PA   19096          1            09/25/98         10
    8155916                              05           11/01/98         25
    8155916                              O            10/01/28
    0


    2696734          696/G01             F          248,000.00         ZZ
                                         360        248,000.00          1
    5371 CHIEFTAIN CIRCLE              6.750          1,608.52         80
                                       6.500          1,608.52      310,000.00
    ALEXANDRIA       VA   22312          1            11/09/98         00
    0431098003                           03           01/01/99          0
    2288216                              O            12/01/28
    0


    2696735          696/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    8900 VICTORY LANE                  6.250          2,155.01         48
                                       6.000          2,155.01      732,000.00
    POTOMAC          MD   20854          1            11/10/98         00
    0431098151                           05           01/01/99          0
    2448160                              O            12/01/28
    0


    2696736          696/G01             F          230,600.00         ZZ
                                         360        230,410.98          1
    4615 DUNCAN DRIVE                  7.000          1,534.19         80
                                       6.750          1,534.19      288,300.00
    ANNANDALE        VA   22003          1            10/19/98         00
    0431098458                           05           12/01/98          0
    3268247                              O            11/01/28
    0


    2697050          696/G01             F          304,800.00         ZZ
                                         360        304,800.00          1
    9021 WEATHERWOOD COURT             7.000          2,027.84         80
                                       6.750          2,027.84      381,000.00
    VIENNA           VA   22182          1            11/12/98         00
    0431098417                           03           01/01/99          0
    2378309                              O            12/01/28
    0


    2697053          696/G01             F          162,750.00         ZZ
                                         360        162,635.13          1
    19647 TELEGRAPH SPRINGS ROAD       7.750          1,165.96         75
                                       7.500          1,165.96      217,000.00
    PURCELLVILLE     VA   20132          1            11/06/98         00
    0431098375                           05           12/01/98          0
    3278276                              O            11/01/28
    0
1




    2697532          696/G01             F          356,000.00         ZZ
                                         360        356,000.00          1
    524 FORT WILLIAMS PARKWAY          7.000          2,368.48         80
                                       6.750          2,368.48      445,000.00
    ALEXANDRIA       VA   22304          1            11/12/98         00
    0431099613                           05           01/01/99          0
    2448172                              O            12/01/28
    0


    2697533          696/G01             F          420,000.00         ZZ
                                         360        419,703.57          1
    3719 BREAKNOCK ROAD                7.750          3,008.93         80
                                       7.500          3,008.93      525,000.00
    BUMPASS          VA   23024          2            10/30/98         00
    0431099639                           05           12/01/98          0
    2158157                              O            11/01/28
    0


    2698809          696/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    5304 RENO ROAD, N.W.               7.250          1,637.22         80
                                       7.000          1,637.22      300,000.00
    WASHINGTON       DC   20015          1            11/13/98         00
    0431103696                           05           01/01/99          0
    3278282                              O            12/01/28
    0


    2699014          G75/G75             F          258,700.00         ZZ
                                         360        258,487.94          1
    6845 FARMBROOK DR                  7.000          1,721.14         85
                                       6.750          1,721.14      305,000.00
    CINCINNATI       OH   45230          2            10/08/98         14
    03652751                             05           12/01/98         19
    03652751                             O            11/01/28
    0


    2700327          696/G01             F          600,000.00         BB
                                         360        599,554.71          1
    11677 DANVILLE DRIVE               7.500          4,195.29         80
                                       7.250          4,195.29      750,000.00
    ROCKVILLE        MD   20852          1            11/06/98         00
    0431106046                           05           12/01/98          0
    1018126                              O            11/01/28
    0


    2700828          696/G01             F          184,850.00         ZZ
                                         360        184,850.00          1
1


    15537 TODDSBURY LANE               6.750          1,198.93         70
                                       6.500          1,198.93      264,100.00
    MANASSAS         VA   20112          1            11/19/98         00
    0431110907                           03           01/01/99          0
    2148046                              O            12/01/28
    0


    2700829          696/G01             F          338,800.00         ZZ
                                         360        338,800.00          1
    7713 WINTERBERRY PLACE             7.125          2,282.56         80
                                       6.875          2,282.56      423,559.00
    BETHESDA         MD   20817          1            11/19/98         00
    0431110881                           05           01/01/99          0
    2238221                              O            12/01/28
    0


    2700830          696/G01             F          526,000.00         ZZ
                                         360        526,000.00          1
    1124 LAURELWOOD DRIVE              6.625          3,368.04         80
                                       6.375          3,368.04      657,500.00
    MCLEAN           VA   22102          1            11/20/98         00
    0431111103                           05           01/01/99          0
    2268282                              O            12/01/28
    0


    2700831          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    8301 CENTERBROOK PLACE             7.250          2,728.71         80
                                       7.000          2,728.71      500,000.00
    ALEXANDRIA       VA   22308          1            11/20/98         00
    0431111053                           05           01/01/99          0
    2468006                              O            12/01/28
    0


    2700832          696/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    9424 BYEFORDE ROAD                 7.000          1,836.23         80
                                       6.750          1,836.23      345,000.00
    KENSINGTON       MD   20895          1            11/16/98         00
    0431110816                           05           01/01/99          0
    3118197                              O            12/01/28
    0


    2700833          696/G01             F          151,900.00         ZZ
                                         360        151,900.00          1
    665 SHORE ROAD                     7.625          1,075.14         80
                                       7.375          1,075.14      189,900.00
    SEVERNA PARK     MD   21146          1            11/17/98         00
    0431111095                           05           01/01/99          0
1


    3118216                              O            12/01/28
    0


    2700834          696/G01             F          447,200.00         ZZ
                                         360        447,200.00          1
    340 CANTERWOOD LANE                6.750          2,900.53         80
                                       6.500          2,900.53      559,000.00
    GREAT FALLS      VA   22066          1            11/18/98         00
    0431111046                           03           01/01/99          0
    3128306                              O            12/01/28
    0


    2701831          696/G01             F          246,400.00         ZZ
                                         360        246,400.00          1
    5710 HUCKBURN COURT                7.250          1,680.88         80
                                       7.000          1,680.88      308,000.00
    LAUREL           MD   20707          1            11/20/98         00
    0431111442                           03           01/01/99          0
    3198184                              O            12/01/28
    0


    2701832          696/G01             F          207,050.00         ZZ
                                         360        207,050.00          1
    14017 BRIARWICK STREET             7.375          1,430.04         80
                                       7.125          1,430.04      258,830.00
    GERMANTOWN       MD   20874          1            11/23/98         00
    0431111368                           03           01/01/99          0
    3198203                              O            12/01/28
    0


    2702376          696/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    1600 N. OAK STREET, UNIT 2-820     7.375          2,002.96         80
                                       7.125          2,002.96      362,500.00
    ARLINGTON        VA   22209          1            11/20/98         00
    0431113273                           06           01/01/99          0
    2288347                              O            12/01/28
    0


    2702377          696/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    1461 CEDAR AVENUE                  6.875          1,681.74         75
                                       6.625          1,681.74      345,000.00
    MCLEAN           VA   22101          2            11/17/98         00
    0431113307                           05           01/01/99          0
    2338220                              O            12/01/28
    0


1


    2702378          696/G01             F          278,400.00         ZZ
                                         360        278,400.00          1
    15157 WETHERBURN DRIVE             6.625          1,782.63         80
                                       6.375          1,782.63      348,000.00
    CENTREVILLE      VA   20120          1            11/20/98         00
    0431113349                           03           01/01/99          0
    2338244                              O            12/01/28
    0


    2702379          696/G01             F          103,550.00         ZZ
                                         360        103,550.00          1
    8239 RAMSEUR PLACE                 7.750            741.84         70
                                       7.500            741.84      147,980.00
    MANASSAS         VA   20109          1            11/19/98         00
    0431113083                           03           01/01/99          0
    3018313                              O            12/01/28
    0


    2702380          696/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    504 3RD STREET, SE                 7.875          1,682.16         80
                                       7.625          1,682.16      290,000.00
    WASHINGTON       DC   20003          1            11/23/98         00
    0431113216                           05           01/01/99          0
    3128328                              O            12/01/28
    0


    2703399          696/G01             F          133,600.00         ZZ
                                         360        133,600.00          1
    5721 8TH ROAD NORTH                7.125            900.09         80
                                       6.875            900.09      167,000.00
    ARLINGTON        VA   22205          1            11/24/98         00
    0431114818                           05           01/01/99          0
    2378320                              O            12/01/28
    0


    2703648          696/G01             F          273,600.00         ZZ
                                         360        273,600.00          1
    47226 LONGWOOD COURT               6.750          1,774.56         80
                                       6.500          1,774.56      342,000.00
    STERLING         VA   20165          1            11/20/98         00
    0431116201                           03           01/01/99          0
    2238223                              O            12/01/28
    0


    2704591          696/G01             F          200,800.00         ZZ
                                         360        200,800.00          1
    15 ARELL COURT                     7.125          1,352.83         80
                                       6.875          1,352.83      251,000.00
1


    ALEXANDRIA       VA   22304          1            11/30/98         00
    0431120062                           03           01/01/99          0
    2288340                              O            12/01/28
    0


    2705395          696/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
    9637 GEORGETOWN PIKE               7.625          7,077.94         70
                                       7.375          7,077.94    1,440,000.00
    GREAT FALLS      VA   22066          4            11/25/98         00
    0431123306                           05           01/01/99          0
    2440188                              O            12/01/28
    0


    2706239          696/G01             F          172,700.00         ZZ
                                         360        172,700.00          1
    5896 FINCASTLE DRIVE               6.625          1,105.82         70
                                       6.375          1,105.82      247,475.00
    MANASSAS         VA   20112          1            11/30/98         00
    0431123587                           03           01/01/99          0
    2148070                              O            12/01/28
    0


    2706241          696/G01             F          173,500.00         ZZ
                                         360        173,500.00          1
    1935 BELMONT ROAD, NW #1123        7.750          1,242.98         80
                                       7.500          1,242.98      216,900.00
    WASHINGTON       DC   20009          1            11/25/98         00
    0431123629                           01           01/01/99          0
    2268273                              O            12/01/28
    0


    2706243          696/G01             F          238,050.00         ZZ
                                         360        238,050.00          1
    11203 YARDLEY PLACE                6.875          1,563.82         80
                                       6.625          1,563.82      297,569.00
    IJAMSVILLE       MD   21754          1            11/25/98         00
    0431123652                           03           01/01/99          0
    6018193                              O            12/01/28
    0


    2707049          696/G01             F          284,000.00         ZZ
                                         360        283,761.40          1
    3956 GARRISON STREET, NW           6.875          1,865.68         80
                                       6.625          1,865.68      355,000.00
    WASHINGTON       DC   20016          1            10/23/98         00
    0431127521                           05           12/01/98          0
    3128326                              O            11/01/28
    0
1




    2707847          696/G01             F          290,000.00         ZZ
                                         360        289,762.29          1
    20504 STRAHAM WAY                  7.000          1,929.38         80
                                       6.750          1,929.38      365,000.00
    STERLING         VA   20165          2            11/06/98         00
    0431127372                           03           12/01/98          0
    1008059                              O            11/01/28
    0


    2707848          696/G01             F          536,000.00         ZZ
                                         360        536,000.00          1
    10602 ALLENWOOD LANE               7.125          3,611.13         80
                                       6.875          3,611.13      670,000.00
    GREAT FALLS      VA   22066          1            12/04/98         00
    0431127463                           05           01/01/99          0
    2138205                              O            12/01/28
    0


    2707849          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    2701 N. BEECHWOOD PLACE            6.500          2,528.27         76
                                       6.250          2,528.27      530,000.00
    ARLINGTON        VA   22207          1            12/04/98         00
    0431127448                           05           01/01/99          0
    2378298                              O            12/01/28
    0


    2707850          696/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
    14275 GLADE SPRING DRIVE           7.125            943.21         80
                                       6.875            943.21      175,000.00
    CENTREVILLE      VA   20121          2            12/01/98         00
    0431127430                           03           01/01/99          0
    2438144                              O            12/01/28
    0


    2707852          696/G01             F          270,000.00         ZZ
                                         360        269,773.17          1
    5439 32ND STREET, NW               6.875          1,773.71         80
                                       6.625          1,773.71      337,500.00
    WASHINGTON       DC   20015          1            10/29/98         00
    0431127158                           05           12/01/98          0
    3128323                              O            11/01/28
    0
1

   TOTAL NUMBER OF LOANS   :      1,672

   TOTAL ORIGINAL BALANCE  :   522,238,235.42

   TOTAL PRINCIPAL BALANCE :   521,340,221.37

   TOTAL ORIGINAL P+I      :     3,548,297.31

   TOTAL CURRENT P+I       :     3,548,297.31


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.44.18           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S30                               CUTOFF : 12/01/98
  POOL       : 0004345
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------

      1675105                              .2500
      136,396.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1710473                              .2500
      281,749.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1713519                              .2500
      276,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1715728                              .2500
      312,140.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1718282                              .2500
      461,791.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724366                              .2500
      425,837.99                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1724416                              .2500
      300,974.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724454                              .2500
      228,038.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1724503                              .2500
      236,891.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1724507                              .2500
      294,089.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1724575                              .2500
      483,497.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1724600                              .2500
      496,571.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724650                              .2500
      568,081.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1725306                              .2500
      308,253.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1725351                              .2500
      241,894.71                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1725710                              .2500
      348,295.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1726810                              .2500
      394,590.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1731977                              .2500
      266,373.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1732502                              .2500
      144,716.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1733326                              .2500
      267,351.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1733690                              .2500
      123,495.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1734130                              .2500
      568,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1734172                              .2500
      147,016.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1735656                              .2500
      236,594.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1736263                              .2500
      279,572.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1741301                              .2500
      385,145.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1743782                              .2500
      138,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1744040                              .2500
      159,442.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1744720                              .2500
      163,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1744808                              .2500
      285,239.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1747478                              .2500
      368,931.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1747576                              .2500
       99,362.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1748284                              .2500
      262,636.67                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749636                              .2500
      313,077.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1749663                              .2500
      151,259.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1758663                              .2500
      273,841.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1760505                              .2500
      240,850.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1760596                              .2500
      293,797.28                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1761052                              .2500
      253,956.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1761374                              .2500
      216,111.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763055                              .2500
      311,756.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1763744                              .2500
      335,589.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1763908                              .2500
      384,042.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1765317                              .2500
      170,407.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1768017                              .2500
       79,699.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1770331                              .2500
      245,526.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1773954                              .2500
      261,258.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1774023                              .2500
      473,909.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1776255                              .2500
      257,813.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781923                              .2500
      142,902.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1794138                              .2500
      247,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1797588                              .2500
       98,505.73                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1799393                              .2500
      310,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1803927                              .2500
      705,947.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1806576                              .2500
      515,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1806772                              .2500
      259,226.62                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1807653                              .2500
      308,087.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1807881                              .2500
      270,326.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1809696                              .2500
      319,399.81                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1810560                              .2500
      447,929.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810603                              .2500
      546,178.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810610                              .2500
      412,178.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1810620                              .2500
      424,660.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810622                              .2500
      340,983.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1810668                              .2500
      399,309.26                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1810705                              .2500
      329,496.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1810706                              .2500
      284,957.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1810811                              .2500
      143,390.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1810892                              .2500
      317,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811007                              .2500
      295,780.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1811027                              .2500
      351,704.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1811131                              .2500
       96,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1811268                              .2500
      183,149.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811377                              .2500
      473,853.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811398                              .2500
      442,901.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811481                              .2500
      237,400.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1811749                              .2500
      355,202.41                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1811826                              .2500
      339,747.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1811865                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811876                              .2500
      314,748.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1812051                              .2500
      265,009.83                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1812068                              .2500
      299,220.74                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1812071                              .2500
      264,123.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1812302                              .2500
      299,553.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1812350                              .2500
      279,637.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1812373                              .2500
      365,928.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1812615                              .2500
      226,005.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813193                              .2500
      184,738.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1813249                              .2500
      599,495.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1813390                              .2500
      259,551.02                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813400                              .2500
      196,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1813446                              .2500
      264,542.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813467                              .2500
      359,650.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1813677                              .2500
      269,149.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1813700                              .2500
      369,361.07                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814293                              .2500
      244,363.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814314                              .2500
      247,325.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1814331                              .2500
      253,072.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1814427                              .2500
      459,603.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814470                              .2500
      344,460.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1814475                              .2500
      339,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1814480                              .2500
      559,573.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1814596                              .2500
      269,223.81                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1814765                              .2500
      309,526.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1814844                              .2500
      380,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1814865                              .2500
      253,796.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1815105                              .2500
      636,977.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1815172                              .2500
      306,531.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1815302                              .2500
      224,726.55                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1815361                              .2500
      186,258.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1815933                              .2500
      242,152.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1815941                              .2500
      291,087.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1815986                              .2500
      295,163.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816067                              .2500
      327,588.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1816099                              .2500
      295,376.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816113                              .2500
      223,645.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816122                              .2500
      299,257.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816150                              .2500
      354,701.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1816159                              .2500
      324,196.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816166                              .2500
      227,997.37                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1816169                              .2500
      280,768.81                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1816185                              .2500
      213,196.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816186                              .2500
      360,230.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1816207                              .2500
      359,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816211                              .2500
      248,992.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816227                              .2500
      248,285.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1816276                              .2500
      249,795.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816439                              .2500
      649,440.36                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1816524                              .2500
      249,764.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816547                              .2500
      347,852.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816559                              .2500
      343,748.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816601                              .2500
      359,131.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1816709                              .2500
      286,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1816753                              .2500
      365,714.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1816843                              .2500
      298,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1816851                              .2500
      134,925.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1816880                              .2500
      291,849.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1817024                              .2500
      275,175.69                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817027                              .2500
      249,326.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817031                              .2500
      209,057.29                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817048                              .2500
      265,012.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1817051                              .2500
      339,985.84                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1817057                              .2500
      250,681.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817063                              .2500
      258,589.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817064                              .2500
      290,946.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817068                              .2500
      308,873.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817070                              .2500
      259,402.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817074                              .2500
      464,731.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817075                              .2500
      313,017.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817076                              .2500
      255,896.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1817078                              .2500
      211,345.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817080                              .2500
      232,440.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817099                              .2500
      215,661.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817101                              .2500
      250,394.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817117                              .2500
      293,760.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817643                              .2500
      239,545.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817669                              .2500
      111,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1818965                              .2500
      239,973.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1820321                              .2500
      270,100.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1820505                              .2500
      234,273.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1823759                              .2500
      479,625.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1824488                              .2500
       92,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1825310                              .2500
      243,789.92                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1825450                              .2500
      226,963.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825519                              .2500
      293,891.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1825520                              .2500
      279,388.17                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1825522                              .2500
      267,320.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1825523                              .2500
      394,608.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825524                              .2500
      648,469.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1825525                              .2500
      639,028.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825526                              .2500
      539,155.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825527                              .2500
      243,439.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825528                              .2500
      349,112.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1825529                              .2500
      359,450.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1825530                              .2500
      295,436.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1825532                              .2500
      249,588.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825534                              .2500
      273,960.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825535                              .2500
      349,196.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825536                              .2500
      279,356.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825537                              .2500
      295,336.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1825538                              .2500
      283,566.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825539                              .2500
      270,557.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1825601                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826105                              .2500
      149,314.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826127                              .2500
      611,498.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826143                              .2500
      241,801.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826210                              .2500
      249,789.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826213                              .2500
      262,089.86                           .0800
            7.2580                         .0000
            7.0080                         .0000
            6.9280                         .0000
            6.5000                         .4280

      1826215                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826233                              .2500
      447,001.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1826250                              .2500
      386,423.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826254                              .2500
      169,475.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826296                              .2500
      257,403.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826301                              .2500
      299,160.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1826455                              .2500
      283,509.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826514                              .2500
      399,419.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1826522                              .2500
      304,710.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826526                              .2500
      382,664.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1826528                              .2500
      329,457.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826529                              .2500
      462,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826530                              .2500
      299,594.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826535                              .2500
      250,008.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826541                              .2500
      303,276.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826543                              .2500
      239,585.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826547                              .2500
      271,584.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826554                              .2500
      310,488.67                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1826560                              .2500
      223,916.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826562                              .2500
      251,979.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826571                              .2500
      299,568.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826574                              .2500
      292,552.73                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826580                              .2500
      312,298.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826587                              .2500
      340,266.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826594                              .2500
      289,534.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826596                              .2500
      420,655.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1826598                              .2500
      251,788.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826599                              .2500
      290,544.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826603                              .2500
      359,436.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826608                              .2500
      336,672.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826611                              .2500
      257,155.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826709                              .2500
      237,666.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826740                              .2500
      423,643.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826752                              .2500
      264,788.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1826810                              .2500
      116,919.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1826921                              .2500
      249,279.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826928                              .2500
      356,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826933                              .2500
      145,998.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1826969                              .2500
      316,964.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826979                              .2500
      279,776.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827003                              .2500
      261,351.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827080                              .2500
      299,728.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1827232                              .2500
      204,627.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827236                              .2500
      251,615.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827281                              .2500
      322,235.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827305                              .2500
      449,621.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827410                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827486                              .2500
      303,644.68                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827552                              .2500
      123,801.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827570                              .2500
      290,367.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1827576                              .2500
      310,738.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827689                              .2500
      403,185.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827839                              .2500
      459,658.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1827843                              .2500
      167,569.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827874                              .2500
      269,289.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827880                              .2500
      199,294.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827881                              .2500
      302,164.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827894                              .2500
      215,014.72                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1827898                              .2500
      304,756.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827941                              .2500
      174,866.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827944                              .2500
      137,561.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827980                              .2500
      355,729.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1828003                              .2500
      239,008.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828086                              .2500
      615,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828181                              .2500
      259,776.14                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828198                              .2500
      139,541.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1828220                              .2500
      409,655.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828222                              .2500
      246,792.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828236                              .2500
      237,923.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1828252                              .2500
      265,371.32                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828274                              .2500
      289,750.32                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828282                              .2500
      274,463.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828283                              .2500
      147,875.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828302                              .2500
      262,179.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1828368                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828440                              .2500
      107,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1828452                              .2500
      470,014.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828911                              .2500
      309,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828926                              .2500
      252,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1829193                              .2500
      112,412.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829364                              .2500
      190,381.88                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1829723                              .2500
      362,702.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1829727                              .2500
      609,524.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830058                              .2500
      219,815.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830072                              .2500
      377,674.55                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830076                              .2500
      649,453.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830081                              .2500
      203,844.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830083                              .2500
      412,461.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830084                              .2500
      233,712.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830100                              .2500
      309,792.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1830248                              .2500
      268,358.03                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830281                              .2500
      557,946.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830286                              .2500
      263,596.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830290                              .2500
      348,559.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830291                              .2500
      235,820.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830296                              .2500
      283,505.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830305                              .2500
      267,559.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830313                              .2500
      444,228.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1830314                              .2500
      309,749.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830337                              .2500
      299,494.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830342                              .2500
      251,278.10                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1830343                              .2500
      275,578.69                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830346                              .2500
      351,947.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830350                              .2500
      379,359.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830351                              .2500
      474,179.75                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830355                              .2500
      240,612.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1830359                              .2500
      421,555.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830360                              .2500
      447,298.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830363                              .2500
      259,142.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830365                              .2500
      319,012.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830366                              .2500
      279,268.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830369                              .2500
      296,682.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1830371                              .2500
      266,796.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830374                              .2500
      265,583.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830375                              .2500
      447,650.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830377                              .2500
      396,674.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830378                              .2500
      407,062.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830380                              .2500
      264,948.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1830382                              .2500
      270,336.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830384                              .2500
      244,597.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830410                              .2500
      428,648.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830415                              .2500
      249,411.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830416                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830424                              .2500
      449,674.31                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830431                              .2500
      269,367.88                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830433                              .2500
      255,790.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830436                              .2500
      283,363.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830450                              .2500
      351,711.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830459                              .2500
      904,258.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830461                              .2500
      223,825.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830463                              .2500
      409,672.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830534                              .2500
      244,813.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830540                              .2500
      269,198.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830573                              .2500
      280,569.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830624                              .2500
      119,411.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830663                              .2500
      251,817.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830678                              .2500
      395,667.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830685                              .2500
      211,013.66                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1830693                              .2500
      118,907.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830695                              .2500
      195,143.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830700                              .2500
      383,722.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830716                              .2500
      279,702.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1830730                              .2500
      379,680.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830736                              .2500
      191,357.88                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830783                              .2500
      223,116.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830786                              .2500
      249,490.23                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1830802                              .2500
      426,769.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830810                              .2500
      382,908.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830850                              .2500
      330,385.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830861                              .2500
      261,063.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1830865                              .2500
      367,227.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830870                              .2500
      499,579.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830878                              .2500
      267,559.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830885                              .2500
      245,206.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1830891                              .2500
      282,073.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830896                              .2500
      249,578.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830897                              .2500
      292,154.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830901                              .2500
      244,613.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830905                              .2500
      449,640.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830906                              .2500
      278,571.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830908                              .2500
      362,409.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830913                              .2500
      289,762.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1830921                              .2500
      271,782.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830940                              .2500
      325,975.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830953                              .2500
      281,269.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830960                              .2500
      351,611.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830966                              .2500
      347,707.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830978                              .2500
      252,797.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830992                              .2500
      412,403.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831000                              .2500
      372,694.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1831003                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831012                              .2500
      403,668.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831025                              .2500
      599,508.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831030                              .2500
      379,688.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831045                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831150                              .2500
      356,735.05                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831291                              .2500
      170,873.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831295                              .2500
      404,684.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1831351                              .2500
      122,906.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1831355                              .2500
      136,191.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831378                              .2500
      169,860.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831382                              .2500
       74,936.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831462                              .2500
      649,467.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832039                              .2500
       57,302.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832124                              .2500
      297,349.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832129                              .2500
      483,593.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1832235                              .2500
      278,277.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832303                              .2500
      315,747.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832320                              .2500
      581,534.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832327                              .2500
      275,074.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832328                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832334                              .2500
      319,250.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832337                              .2500
      418,673.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832345                              .2500
      277,288.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1832350                              .2500
      237,814.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832352                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832357                              .2500
      398,181.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832358                              .2500
      314,741.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832368                              .2500
      486,600.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832373                              .2500
      352,710.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832375                              .2500
      253,127.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832376                              .2500
      337,722.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832379                              .2500
      355,836.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832383                              .2500
      294,769.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832387                              .2500
      359,712.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832392                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832393                              .2500
      300,759.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832398                              .2500
      499,609.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832404                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832405                              .2500
      355,708.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832412                              .2500
      281,780.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832421                              .2500
      549,570.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832428                              .2500
      275,784.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832433                              .2500
      254,801.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832440                              .2500
      258,982.24                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832445                              .2500
      369,404.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832448                              .2500
      365,707.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832456                              .2500
      588,267.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832487                              .2500
      417,465.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832489                              .2500
      237,814.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832497                              .2500
      284,272.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832503                              .2500
      198,533.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832504                              .2500
      368,911.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832507                              .2500
      243,799.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832516                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832522                              .2500
      326,731.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832524                              .2500
      283,778.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832533                              .2500
      292,765.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832534                              .2500
      309,733.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832535                              .2500
      371,060.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832539                              .2500
      303,750.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832546                              .2500
      298,948.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832551                              .2500
      389,247.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1832572                              .2500
      291,777.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1832584                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832585                              .2500
      352,703.44                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832596                              .2500
      275,768.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832597                              .2500
      257,189.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832598                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832599                              .2500
      366,207.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832609                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832613                              .2500
      292,266.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1832641                              .2500
      377,713.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1832670                              .2500
      242,083.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832698                              .2500
      226,804.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832713                              .2500
      556,043.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832730                              .2500
      338,778.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832732                              .2500
      465,559.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832822                              .2500
      441,646.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832829                              .2500
      246,792.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1832830                              .2500
      322,235.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832836                              .2500
       96,630.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1832858                              .2500
      148,284.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832862                              .2500
      107,929.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1832896                              .2500
      239,817.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832898                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832904                              .2500
      308,764.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832906                              .2500
      268,379.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832907                              .2500
      260,796.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832920                              .2500
      129,380.06                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1832950                              .2500
      114,914.65                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832961                              .2500
      442,004.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832963                              .2500
      498,101.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832967                              .2500
      284,788.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832969                              .2500
      392,685.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832971                              .2500
      303,650.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1832997                              .2500
      518,805.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833001                              .2500
      263,772.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833005                              .2500
      548,039.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833006                              .2500
      359,732.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833015                              .2500
      290,079.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833019                              .2500
      264,564.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833021                              .2500
      509,075.40                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1833030                              .2500
      146,288.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833031                              .2500
      449,631.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833034                              .2500
      388,681.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833037                              .2500
      322,254.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833041                              .2500
      171,572.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833042                              .2500
       85,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833068                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833075                              .2500
      109,912.04                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833079                              .2500
      410,171.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833081                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833084                              .2500
      287,769.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833085                              .2500
      255,005.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833086                              .2500
      239,808.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833090                              .2500
      322,754.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833097                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833103                              .2500
      349,698.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833109                              .2500
      257,803.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833111                              .2500
      510,151.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833117                              .2500
      449,631.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833139                              .2500
      301,781.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1833140                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833141                              .2500
      369,696.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833143                              .2500
      244,758.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833144                              .2500
      589,551.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833150                              .2500
      256,794.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833151                              .2500
      464,599.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833155                              .2500
      255,790.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833160                              .2500
      349,740.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833162                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833170                              .2500
      583,532.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833174                              .2500
      412,669.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833176                              .2500
      294,769.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833182                              .2500
      244,451.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1833187                              .2500
      235,806.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833194                              .2500
      332,720.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833200                              .2500
      140,881.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833202                              .2500
      331,734.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833205                              .2500
      305,895.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833212                              .2500
      350,408.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833213                              .2500
      314,760.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833215                              .2500
      267,548.41                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1833222                              .2500
      243,285.16                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1833232                              .2500
      352,161.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833241                              .2500
      327,737.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833247                              .2500
      327,238.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833250                              .2500
      230,819.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833251                              .2500
      361,461.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833259                              .2500
      385,199.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833261                              .2500
      295,536.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833268                              .2500
      373,386.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833272                              .2500
      406,666.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833283                              .2500
      249,050.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833286                              .2500
      465,118.43                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833291                              .2500
      255,290.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833298                              .2500
      249,627.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833301                              .2500
      399,274.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1833313                              .2500
      156,674.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833329                              .2500
      249,784.75                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833330                              .2500
      269,778.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833332                              .2500
      379,703.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833339                              .2500
      304,762.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833346                              .2500
      351,711.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833350                              .2500
      299,747.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833359                              .2500
      294,459.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833362                              .2500
      337,742.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833365                              .2500
      466,626.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833367                              .2500
      311,301.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833377                              .2500
      277,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833388                              .2500
      455,607.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833403                              .2500
      280,564.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833430                              .2500
      352,403.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833511                              .2500
      421,154.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833528                              .2500
      244,422.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833541                              .2500
      303,451.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833542                              .2500
      319,768.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1833564                              .2500
      345,730.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833568                              .2500
      551,157.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833569                              .2500
      473,881.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833570                              .2500
      341,719.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833571                              .2500
      539,557.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833572                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1833573                              .2500
      236,425.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833575                              .2500
      260,796.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833577                              .2500
      535,571.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833579                              .2500
      284,754.62                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833580                              .2500
      274,774.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833583                              .2500
      287,786.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833584                              .2500
      319,238.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833587                              .2500
      370,654.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833591                              .2500
      136,757.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833592                              .2500
      285,177.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833605                              .2500
      261,390.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833611                              .2500
      454,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1833649                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833653                              .2500
      239,821.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833695                              .2500
      284,808.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1833696                              .2500
      274,810.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1833744                              .2500
       98,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833746                              .2500
      207,338.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833758                              .2500
      262,594.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833777                              .2500
      267,780.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833781                              .2500
      265,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833797                              .2500
      270,993.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833798                              .2500
      255,690.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833805                              .2500
      259,797.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833808                              .2500
      239,812.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833815                              .2500
      315,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833817                              .2500
      123,194.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833820                              .2500
      283,423.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833829                              .2500
      304,784.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1833837                              .2500
      259,821.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1833852                              .2500
      309,258.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833853                              .2500
      135,893.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833868                              .2500
      317,739.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833927                              .2500
      287,763.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833956                              .2500
      393,013.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1834016                              .2500
      241,950.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836369                              .2500
      193,466.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1836414                              .2500
      223,030.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836441                              .2500
       93,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836704                              .2500
      121,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1836842                              .2500
      400,463.27                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1836845                              .2500
      332,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836921                              .2500
      201,935.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837011                              .2500
      220,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1837074                              .2500
      294,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837733                              .2500
      446,134.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837747                              .2500
      392,700.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837879                              .2500
      297,761.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1837945                              .2500
      304,762.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838553                              .2500
      302,751.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838569                              .2500
      231,823.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838577                              .2500
      442,654.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838581                              .2500
      233,821.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838586                              .2500
      343,681.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838589                              .2500
      305,749.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838591                              .2500
      291,447.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1838607                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838609                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838615                              .2500
      364,748.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838629                              .2500
      240,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1838632                              .2500
      388,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838655                              .2500
      384,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838671                              .2500
      309,358.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838690                              .2500
      387,681.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1838695                              .2500
      355,943.28                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1838708                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838710                              .2500
      257,803.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838711                              .2500
      238,323.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838712                              .2500
      292,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838714                              .2500
       83,476.29                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1838715                              .2500
      258,113.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838722                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1838727                              .2500
      440,664.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838730                              .2500
      367,705.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838732                              .2500
      266,786.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838735                              .2500
      294,764.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838743                              .2500
      239,651.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838744                              .2500
      238,818.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838746                              .2500
      153,879.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838750                              .2500
      245,788.19                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1838753                              .2500
       40,772.62                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1838759                              .2500
       73,441.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838760                              .2500
      100,677.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838770                              .2500
      439,656.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838777                              .2500
      384,684.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838788                              .2500
      106,850.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838797                              .2500
      352,703.44                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1838811                              .2500
      333,126.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1838819                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838827                              .2500
      110,319.74                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838838                              .2500
      270,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838849                              .2500
      508,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838856                              .2500
      354,009.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838864                              .2500
      322,248.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838871                              .2500
      449,631.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838876                              .2500
      349,740.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1838882                              .2500
      332,733.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838885                              .2500
      260,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838899                              .2500
      439,639.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838909                              .2500
      274,263.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1838916                              .2500
      308,740.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1838918                              .2500
      160,374.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838928                              .2500
      424,668.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839010                              .2500
      355,715.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839028                              .2500
      524,558.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839043                              .2500
      280,071.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839048                              .2500
      249,618.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839058                              .2500
      279,572.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839064                              .2500
      242,638.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839065                              .2500
       99,923.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839076                              .2500
      267,769.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839084                              .2500
      187,860.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1839093                              .2500
      243,804.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839098                              .2500
      432,645.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839104                              .2500
      271,050.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839108                              .2500
      294,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839109                              .2500
      236,100.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839145                              .2500
      240,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839155                              .2500
      599,508.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839158                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839162                              .2500
      555,544.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839166                              .2500
      496,592.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839180                              .2500
      244,813.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839222                              .2500
      359,719.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839229                              .2500
      364,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839232                              .2500
      247,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839252                              .2500
      263,778.21                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839259                              .2500
      319,717.67                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1839264                              .2500
      271,584.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839280                              .2500
      302,748.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839291                              .2500
      318,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839293                              .2500
      239,821.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839297                              .2500
      295,757.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839298                              .2500
      438,140.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839310                              .2500
      215,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839312                              .2500
      183,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839313                              .2500
      350,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839316                              .2500
      277,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839318                              .2500
      550,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839337                              .2500
      419,680.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839352                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839368                              .2500
      190,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839382                              .2500
      109,200.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839385                              .2500
      337,236.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839386                              .2500
      117,712.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839389                              .2500
       78,341.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839392                              .2500
      246,202.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839408                              .2500
      325,751.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839437                              .2500
      268,000.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839459                              .2500
       44,620.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1839468                              .2500
      336,543.73                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839481                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1839485                              .2500
      356,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839492                              .2500
      349,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839494                              .2500
      152,883.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839508                              .2500
      146,146.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839517                              .2500
      330,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839519                              .2500
      250,694.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839567                              .2500
      324,503.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839581                              .2500
      401,989.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1839590                              .2500
      238,535.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839593                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839595                              .2500
      295,720.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839596                              .2500
      272,781.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839601                              .2500
      332,491.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839602                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839631                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839653                              .2500
      219,832.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1839756                              .2500
      333,219.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839781                              .2500
      247,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839785                              .2500
      340,677.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839795                              .2500
      243,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839832                              .2500
      291,748.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839840                              .2500
      282,794.12                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839868                              .2500
      286,453.11                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839929                              .2500
      269,566.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839949                              .2500
      139,088.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839972                              .2500
      185,323.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839981                              .2500
      305,772.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839990                              .2500
      222,115.76                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840000                              .2500
      350,705.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840012                              .2500
      433,835.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840014                              .2500
      329,736.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840024                              .2500
      334,132.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1840030                              .2500
      362,249.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840037                              .2500
      257,383.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840045                              .2500
      277,475.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840046                              .2500
      309,745.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840058                              .2500
      281,125.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840064                              .2500
      234,452.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840154                              .2500
      343,731.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840215                              .2500
      241,801.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840248                              .2500
      331,734.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840265                              .2500
      649,492.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840273                              .2500
      223,816.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840275                              .2500
      397,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840276                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840343                              .2500
      196,354.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840347                              .2500
      251,803.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840358                              .2500
      242,800.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840366                              .2500
      496,631.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840370                              .2500
      278,765.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840372                              .2500
      274,319.34                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840374                              .2500
      499,628.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840376                              .2500
      322,535.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840392                              .2500
      255,814.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1840444                              .2500
      207,787.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840475                              .2500
      323,250.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1840576                              .2500
      129,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1840586                              .2500
      408,664.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840599                              .2500
      283,917.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840613                              .2500
      264,288.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840615                              .2500
      375,192.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840630                              .2500
      279,764.77                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840656                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840757                              .2500
      227,150.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1840789                              .2500
      108,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840810                              .2500
      399,695.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840818                              .2500
      293,770.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840825                              .2500
      242,191.29                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840833                              .2500
      280,558.23                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840851                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840858                              .2500
      256,304.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840870                              .2500
      290,484.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1840884                              .2500
      509,621.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840886                              .2500
      248,301.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840894                              .2500
      238,294.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840933                              .2500
      258,543.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840945                              .2500
       66,743.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841003                              .2500
      359,436.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841008                              .2500
      299,747.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841009                              .2500
      332,740.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841010                              .2500
      339,741.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841017                              .2500
      251,822.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841020                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841027                              .2500
      287,436.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841028                              .2500
      284,742.35                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1841031                              .2500
      313,845.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841048                              .2500
      193,445.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841055                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841070                              .2500
      249,290.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841072                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841094                              .2500
      293,700.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841160                              .2500
      136,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841174                              .2500
      220,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841210                              .2500
      463,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841216                              .2500
      233,422.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841222                              .2500
      168,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1841227                              .2500
      239,521.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841234                              .2500
      478,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841235                              .2500
      348,449.73                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841241                              .2500
      260,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841251                              .2500
       61,148.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841252                              .2500
      428,650.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841254                              .2500
      416,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841256                              .2500
      276,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841263                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841264                              .2500
      235,715.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841270                              .2500
       67,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841304                              .2500
      245,900.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841331                              .2500
      268,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841332                              .2500
      232,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841336                              .2500
      109,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841431                              .2500
      303,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1841444                              .2500
      281,474.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841466                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841468                              .2500
      348,210.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841470                              .2500
      507,859.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841471                              .2500
      690,240.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841472                              .2500
      290,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841473                              .2500
      433,153.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841475                              .2500
      164,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841476                              .2500
      244,953.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841477                              .2500
      284,793.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841478                              .2500
      268,890.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841480                              .2500
      273,150.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841481                              .2500
      281,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841483                              .2500
      370,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841485                              .2500
      737,524.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841488                              .2500
      115,818.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841492                              .2500
      230,810.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841493                              .2500
      239,808.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841494                              .2500
      179,232.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841495                              .2500
       96,356.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841500                              .2500
      190,435.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841501                              .2500
      152,466.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841502                              .2500
      183,413.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841504                              .2500
      350,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841506                              .2500
      242,660.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841508                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841510                              .2500
      146,165.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841511                              .2500
      356,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841516                              .2500
      253,392.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841517                              .2500
      327,156.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841519                              .2500
      285,398.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841522                              .2500
      470,042.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841526                              .2500
      263,799.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841527                              .2500
      191,446.78                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841530                              .2500
      388,665.08                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841536                              .2500
      149,776.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841537                              .2500
      294,975.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841538                              .2500
      388,688.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841540                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841541                              .2500
      424,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841542                              .2500
      243,799.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841544                              .2500
       87,125.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841545                              .2500
      270,409.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841547                              .2500
       78,362.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841549                              .2500
      171,344.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841550                              .2500
      633,217.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841552                              .2500
      284,788.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841553                              .2500
      289,779.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841554                              .2500
      254,805.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841555                              .2500
      292,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841556                              .2500
      259,350.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841558                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841559                              .2500
      789,883.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841560                              .2500
      506,584.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841561                              .2500
      273,786.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841563                              .2500
      493,840.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1841565                              .2500
      353,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841566                              .2500
      238,822.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841567                              .2500
      373,215.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841568                              .2500
      232,412.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841571                              .2500
      313,652.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841574                              .2500
      385,683.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841575                              .2500
      153,923.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841578                              .2500
      266,097.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841582                              .2500
      334,218.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841584                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841587                              .2500
      307,247.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841589                              .2500
      243,698.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841590                              .2500
      132,786.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841591                              .2500
      258,085.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841592                              .2500
      159,749.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841596                              .2500
      337,555.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841597                              .2500
      395,691.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841606                              .2500
      270,788.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841608                              .2500
      399,389.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841609                              .2500
      374,707.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841610                              .2500
      515,566.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841613                              .2500
      283,583.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841616                              .2500
      292,282.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841620                              .2500
      236,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841621                              .2500
      318,988.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841622                              .2500
      256,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841625                              .2500
      432,653.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841626                              .2500
      602,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1841630                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841631                              .2500
      253,057.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841633                              .2500
      253,561.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841637                              .2500
      275,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841642                              .2500
      162,465.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841644                              .2500
      294,258.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841645                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841647                              .2500
      257,289.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841648                              .2500
      227,150.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841651                              .2500
      209,040.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841652                              .2500
      251,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841655                              .2500
      382,808.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841656                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841657                              .2500
      291,600.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841658                              .2500
      289,773.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841659                              .2500
      285,878.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841660                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841664                              .2500
      189,855.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841665                              .2500
      322,148.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841666                              .2500
      525,655.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1841667                              .2500
      267,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841668                              .2500
      574,573.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841669                              .2500
      400,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841672                              .2500
      259,586.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841674                              .2500
      268,674.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841679                              .2500
      340,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841681                              .2500
      539,618.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841682                              .2500
      351,421.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841685                              .2500
      304,262.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841687                              .2500
      259,797.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841688                              .2500
      363,159.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841689                              .2500
      447,165.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841690                              .2500
      284,772.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841692                              .2500
      287,780.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841694                              .2500
      445,700.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841695                              .2500
      350,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1841696                              .2500
      392,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841697                              .2500
      279,265.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841698                              .2500
      320,162.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841701                              .2500
      445,652.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841703                              .2500
      284,400.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841706                              .2500
      274,800.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841708                              .2500
      214,971.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841710                              .2500
      235,839.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841712                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841713                              .2500
      260,680.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841715                              .2500
      257,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841716                              .2500
      499,600.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841719                              .2500
      324,527.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841721                              .2500
      134,988.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841722                              .2500
      238,323.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841725                              .2500
      227,031.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841728                              .2500
      256,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1841731                              .2500
      377,697.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841732                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841733                              .2500
      413,450.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841734                              .2500
      349,538.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841735                              .2500
      312,506.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841737                              .2500
      250,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841738                              .2500
      308,247.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841742                              .2500
      238,994.05                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841746                              .2500
      288,558.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841750                              .2500
      372,530.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841751                              .2500
      237,370.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841755                              .2500
      331,493.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841756                              .2500
      250,616.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841758                              .2500
      277,464.41                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841767                              .2500
      408,897.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1841784                              .2500
      315,727.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841787                              .2500
      251,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841789                              .2500
      316,266.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841790                              .2500
      518,441.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841792                              .2500
      292,753.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841795                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841801                              .2500
      313,736.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841805                              .2500
      260,951.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841829                              .2500
      267,780.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841834                              .2500
      277,905.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841858                              .2500
      347,714.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841867                              .2500
      281,569.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841871                              .2500
      323,747.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841874                              .2500
      326,132.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841881                              .2500
      261,569.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841882                              .2500
      181,158.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841902                              .2500
      272,042.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841904                              .2500
      261,285.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841905                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841907                              .2500
      253,307.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841909                              .2500
      255,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841942                              .2500
      337,216.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841948                              .2500
      252,532.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841951                              .2500
      291,754.68                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841956                              .2500
      569,521.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841964                              .2500
      283,783.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841969                              .2500
      268,635.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841970                              .2500
      269,587.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841972                              .2500
      239,833.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841974                              .2500
      332,727.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842005                              .2500
      291,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842011                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842012                              .2500
      325,193.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842014                              .2500
      549,095.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842017                              .2500
      244,635.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842018                              .2500
      399,389.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842021                              .2500
      256,189.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842022                              .2500
      238,636.40                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842023                              .2500
      288,558.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842025                              .2500
      283,394.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1842029                              .2500
      298,293.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842030                              .2500
      239,434.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842032                              .2500
      269,587.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842033                              .2500
      253,589.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842034                              .2500
      267,054.82                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842035                              .2500
      282,009.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842036                              .2500
      336,382.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842044                              .2500
      260,920.50                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842046                              .2500
      255,351.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842047                              .2500
      242,307.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842049                              .2500
      275,379.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842050                              .2500
      233,243.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842051                              .2500
      244,576.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842055                              .2500
      299,564.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842058                              .2500
      491,061.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842060                              .2500
      838,840.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1842061                              .2500
      359,436.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842062                              .2500
      325,201.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842063                              .2500
      243,988.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842064                              .2500
      488,413.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842068                              .2500
      244,135.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842070                              .2500
      237,396.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842071                              .2500
      248,456.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842072                              .2500
      336,917.20                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842073                              .2500
      274,738.76                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842074                              .2500
      339,306.72                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1842077                              .2500
      299,741.71                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842079                              .2500
      233,206.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842085                              .2500
      265,790.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842086                              .2500
      335,419.79                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842091                              .2500
      303,468.66                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842092                              .2500
      290,749.45                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842093                              .2500
      423,027.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842097                              .2500
      273,691.88                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842098                              .2500
      234,897.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842099                              .2500
      452,540.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842101                              .2500
      648,877.57                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842102                              .2500
      610,893.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842104                              .2500
      347,441.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842107                              .2500
      366,880.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1842110                              .2500
      398,680.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842113                              .2500
      386,093.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842114                              .2500
      503,171.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842116                              .2500
      398,332.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842120                              .2500
      294,490.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842121                              .2500
      373,429.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842122                              .2500
      265,094.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842123                              .2500
      405,570.43                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1842124                              .2500
      638,337.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842127                              .2500
      251,116.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842131                              .2500
      276,195.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842135                              .2500
      480,415.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842136                              .2500
      249,804.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842137                              .2500
      332,401.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842139                              .2500
      260,021.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842143                              .2500
      296,017.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842144                              .2500
      232,464.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842146                              .2500
      232,420.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842153                              .2500
      341,739.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842158                              .2500
      271,693.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842159                              .2500
      315,529.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842161                              .2500
      240,302.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842166                              .2500
      275,556.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842167                              .2500
      259,786.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842171                              .2500
      258,054.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842172                              .2500
      296,535.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842177                              .2500
      309,745.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842181                              .2500
      333,756.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842182                              .2500
      236,246.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842207                              .2500
      257,788.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842208                              .2500
      239,826.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842210                              .2500
      199,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1842211                              .2500
      232,227.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842213                              .2500
      261,074.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1842220                              .2500
      460,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842223                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842249                              .2500
      547,062.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842253                              .2500
      143,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842254                              .2500
      465,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842257                              .2500
      476,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842261                              .2500
      107,915.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842262                              .2500
      308,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842263                              .2500
      352,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842267                              .2500
       77,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842269                              .2500
      245,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842279                              .2500
      237,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842286                              .2500
      389,688.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842293                              .2500
      518,584.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842296                              .2500
      244,313.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842300                              .2500
      497,591.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842302                              .2500
      266,786.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842304                              .2500
      333,732.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842305                              .2500
      241,870.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842307                              .2500
      271,777.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842313                              .2500
      244,703.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842320                              .2500
      201,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842334                              .2500
      286,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842343                              .2500
      464,569.31                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842356                              .2500
      335,717.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842359                              .2500
      300,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842363                              .2500
      255,774.13                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842397                              .2500
       35,972.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842403                              .2500
      243,795.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842405                              .2500
      297,773.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842412                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842418                              .2500
      280,780.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842443                              .2500
      494,164.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842450                              .2500
      149,888.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842462                              .2500
      337,736.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842487                              .2500
      278,254.28                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842496                              .2500
      250,889.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842506                              .2500
      430,358.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1842518                              .2500
      250,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842519                              .2500
      257,777.86                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842524                              .2500
      258,763.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842528                              .2500
      423,216.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842532                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842537                              .2500
      267,806.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842544                              .2500
      259,770.61                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842575                              .2500
      254,790.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842580                              .2500
      247,592.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842582                              .2500
      218,049.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842593                              .2500
      648,350.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842601                              .2500
      284,419.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842607                              .2500
      148,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842630                              .2500
      179,347.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842667                              .2500
      263,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842745                              .2500
      319,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842752                              .2500
      316,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842764                              .2500
      330,272.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842775                              .2500
      291,766.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842784                              .2500
      253,212.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842806                              .2500
      262,140.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842811                              .2500
      243,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842869                              .2500
      436,332.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842872                              .2500
      204,623.67                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842877                              .2500
      239,505.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842883                              .2500
      321,058.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842885                              .2500
      172,522.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842892                              .2500
      229,566.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842902                              .2500
      210,243.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842909                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842925                              .2500
      323,721.04                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842931                              .2500
      139,100.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842933                              .2500
      316,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842945                              .2500
      352,524.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842947                              .2500
      283,772.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842950                              .2500
      264,788.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842951                              .2500
      497,201.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842955                              .2500
      487,609.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842956                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842958                              .2500
      430,055.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842997                              .2500
      254,769.47                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1843006                              .2500
      277,788.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843008                              .2500
      256,794.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843010                              .2500
      534,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843030                              .2500
      349,720.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843031                              .2500
      296,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843047                              .2500
      399,515.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843061                              .2500
      299,210.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1843068                              .2500
       74,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843070                              .2500
      351,732.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843082                              .2500
      257,777.86                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843101                              .2500
      351,732.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843102                              .2500
      258,797.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843104                              .2500
      268,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843110                              .2500
      273,381.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843114                              .2500
      256,100.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843117                              .2500
      308,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843119                              .2500
      271,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843120                              .2500
      239,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843121                              .2500
      338,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843122                              .2500
      130,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843125                              .2500
      310,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843126                              .2500
      378,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843129                              .2500
      346,529.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843136                              .2500
      294,039.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843147                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843152                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843155                              .2500
      334,718.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843180                              .2500
      384,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843186                              .2500
      159,875.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843215                              .2500
      560,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843217                              .2500
      519,145.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1843226                              .2500
      310,300.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843244                              .2500
      154,669.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843270                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843272                              .2500
      140,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843273                              .2500
      251,553.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843277                              .2500
      310,020.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1843278                              .2500
      249,795.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843322                              .2500
      247,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843325                              .2500
      124,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843374                              .2500
      239,200.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843421                              .2500
      320,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843425                              .2500
      168,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843427                              .2500
      557,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843428                              .2500
      178,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843430                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843450                              .2500
      252,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843525                              .2500
      328,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843539                              .2500
      314,748.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843541                              .2500
      350,926.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843573                              .2500
      312,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843579                              .2500
      337,236.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843592                              .2500
      264,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843597                              .2500
      392,021.88                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843605                              .2500
      268,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1843618                              .2500
      260,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843622                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843623                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843630                              .2500
      485,170.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843631                              .2500
      594,500.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843645                              .2500
      142,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843649                              .2500
      433,600.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843673                              .2500
      468,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843679                              .2500
      978,750.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843684                              .2500
      380,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843685                              .2500
      167,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843687                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843694                              .2500
       88,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843695                              .2500
      500,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843696                              .2500
      197,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843707                              .2500
      249,900.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1843715                              .2500
       94,438.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1843721                              .2500
      253,500.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843751                              .2500
      257,783.25                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843754                              .2500
      275,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843760                              .2500
      158,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1843812                              .2500
      115,900.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843813                              .2500
      256,299.90                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843820                              .2500
      103,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1843831                              .2500
       78,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843845                              .2500
      205,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1843886                              .2500
      275,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843894                              .2500
      138,700.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843908                              .2500
      235,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843923                              .2500
      160,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843924                              .2500
      375,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843930                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1843986                              .2500
      644,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843993                              .2500
      378,750.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844002                              .2500
      193,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844071                              .2500
      310,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844109                              .2500
      352,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844111                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844162                              .2500
      207,829.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844174                              .2500
      235,012.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1844180                              .2500
      268,774.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844182                              .2500
      419,629.44                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1844187                              .2500
      248,196.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844194                              .2500
      285,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844197                              .2500
      387,461.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844198                              .2500
      258,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1844208                              .2500
      250,809.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844210                              .2500
      291,516.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1844233                              .2500
      341,215.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844234                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844235                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844241                              .2500
      346,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844248                              .2500
      271,506.87                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844251                              .2500
      236,153.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844252                              .2500
      329,729.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844260                              .2500
      299,250.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1844262                              .2500
      353,489.08                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844266                              .2500
      264,452.12                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844275                              .2500
      288,950.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844277                              .2500
      263,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844282                              .2500
      164,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844284                              .2500
      307,759.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844295                              .2500
      319,731.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844296                              .2500
      261,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1844303                              .2500
       44,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844320                              .2500
      264,577.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844324                              .2500
      296,274.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844332                              .2500
      247,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844334                              .2500
      197,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844337                              .2500
      567,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844345                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844351                              .2500
      220,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1844353                              .2500
      296,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844355                              .2500
      275,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844357                              .2500
      251,788.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844389                              .2500
      250,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844406                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844409                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844417                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844425                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1844446                              .2500
      447,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844448                              .2500
      255,200.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844492                              .2500
      266,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844495                              .2500
      528,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844505                              .2500
      192,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844509                              .2500
      284,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1844511                              .2500
      231,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844516                              .2500
      287,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1844519                              .2500
      168,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844530                              .2500
      233,600.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844553                              .2500
      240,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844579                              .2500
      333,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844619                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844658                              .2500
      282,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844987                              .2500
      230,750.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844990                              .2500
      257,350.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845000                              .2500
      612,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845005                              .2500
      233,817.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845006                              .2500
      104,900.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845012                              .2500
      293,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845046                              .2500
      337,549.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845056                              .2500
      199,831.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845068                              .2500
      201,450.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845072                              .2500
      510,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845073                              .2500
      250,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845080                              .2500
      264,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845141                              .2500
      346,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1845150                              .2500
      375,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845154                              .2500
      165,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1845161                              .2500
      180,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845175                              .2500
      256,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845204                              .2500
      270,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845205                              .2500
      468,605.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845220                              .2500
      214,819.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845269                              .2500
       78,873.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845314                              .2500
      339,714.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845318                              .2500
      328,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845319                              .2500
      331,234.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845326                              .2500
      427,657.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845337                              .2500
      243,804.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845339                              .2500
      324,713.25                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845370                              .2500
      300,942.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1845371                              .2500
      360,953.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845375                              .2500
      250,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845377                              .2500
      293,321.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845383                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845384                              .2500
      180,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845463                              .2500
      499,197.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845464                              .2500
      291,753.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845467                              .2500
      359,051.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845476                              .2500
      272,946.63                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845480                              .2500
      999,257.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845486                              .2500
      314,482.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845506                              .2500
      250,716.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845516                              .2500
      264,083.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845609                              .2500
      318,763.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845610                              .2500
      296,024.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845611                              .2500
      414,684.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845612                              .2500
      262,779.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845615                              .2500
      296,650.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845616                              .2500
      611,065.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845622                              .2500
      269,897.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845636                              .2500
      302,537.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845642                              .2500
      443,545.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845643                              .2500
      302,743.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845645                              .2500
      292,064.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845655                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845666                              .2500
      558,167.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845687                              .2500
      374,413.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845694                              .2500
      300,965.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845724                              .2500
      427,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845732                              .2500
      181,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1845733                              .2500
      585,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845779                              .2500
      310,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845797                              .2500
      499,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845801                              .2500
      160,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845853                              .2500
      330,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845854                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845866                              .2500
      127,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845879                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845883                              .2500
      412,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845895                              .2500
       89,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845900                              .2500
      291,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845909                              .2500
       70,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845928                              .2500
      392,469.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845960                              .2500
      640,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845967                              .2500
      244,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845970                              .2500
      503,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845973                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845979                              .2500
      245,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845986                              .2500
      261,450.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846018                              .2500
      262,984.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846023                              .2500
      272,282.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846026                              .2500
      264,193.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846031                              .2500
      272,570.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846046                              .2500
      371,152.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846053                              .2500
      380,027.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846085                              .2500
      374,728.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846091                              .2500
      390,945.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846094                              .2500
      299,275.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846099                              .2500
      235,231.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846108                              .2500
      479,285.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846109                              .2500
      262,089.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846111                              .2500
      269,673.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1846112                              .2500
      477,869.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846119                              .2500
      269,804.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846120                              .2500
      375,426.48                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846137                              .2500
      284,454.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846141                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846157                              .2500
      372,355.89                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846169                              .2500
      256,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846194                              .2500
      259,802.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846200                              .2500
      287,070.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846268                              .2500
      319,523.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846271                              .2500
      402,399.97                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846297                              .2500
      280,499.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846332                              .2500
      239,797.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846334                              .2500
      251,171.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846340                              .2500
      279,572.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846348                              .2500
      329,736.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846360                              .2500
      340,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846367                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846377                              .2500
      277,500.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846383                              .2500
      531,519.06                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846388                              .2500
      269,789.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846396                              .2500
      283,533.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846405                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846421                              .2500
      397,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846452                              .2500
      286,924.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846462                              .2500
      367,719.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846475                              .2500
      249,804.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846507                              .2500
      416,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1846538                              .2500
      410,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846541                              .2500
      286,875.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846615                              .2500
      284,766.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846625                              .2500
      388,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846652                              .2500
      264,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846660                              .2500
      276,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846667                              .2500
      208,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846702                              .2500
      416,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846706                              .2500
      426,356.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846707                              .2500
      255,805.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846714                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846716                              .2500
      303,744.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1846720                              .2500
      336,100.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846757                              .2500
      154,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846767                              .2500
      304,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846771                              .2500
      290,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846774                              .2500
      288,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846790                              .2500
      357,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846791                              .2500
      468,800.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846800                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846803                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846841                              .2500
      338,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846854                              .2500
      270,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846905                              .2500
      185,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1846921                              .2500
      214,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846922                              .2500
      336,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846974                              .2500
      274,795.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846983                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1847120                              .2500
      320,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847287                              .2500
      360,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847350                              .2500
      238,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1847376                              .2500
      163,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847393                              .2500
      112,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847414                              .2500
      346,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847418                              .2500
      252,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847424                              .2500
      301,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1847441                              .2500
      337,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847444                              .2500
      327,737.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847447                              .2500
      629,483.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1847489                              .2500
      480,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1847785                              .2500
      646,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848167                              .2500
      438,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848173                              .2500
      460,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848182                              .2500
      275,789.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1848190                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848192                              .2500
      196,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848249                              .2500
      237,709.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1848278                              .2500
      492,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848292                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848316                              .2500
       71,250.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848346                              .2500
      518,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848359                              .2500
      131,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848362                              .2500
      640,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1848366                              .2500
      227,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848370                              .2500
       80,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848374                              .2500
      320,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848403                              .2500
      299,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1848434                              .2500
      348,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848482                              .2500
      600,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848497                              .2500
      318,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1848504                              .2500
      365,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848507                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848511                              .2500
      376,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1848539                              .2500
      319,200.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848551                              .2500
      283,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848583                              .2500
      400,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1848882                              .2500
      342,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848909                              .2500
      460,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848967                              .2500
      324,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849051                              .2500
      290,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849092                              .2500
      360,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849234                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849277                              .2500
      322,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849284                              .2500
      261,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849853                              .2500
      350,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1849910                              .2500
      261,450.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1851555                              .2500
      375,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1851561                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2686092                              .2500
      619,466.19                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2687428                              .2500
      558,260.45                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2692310                              .2500
      449,602.97                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2693680                              .2500
      351,745.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2693682                              .2500
      353,350.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2693683                              .2500
      255,768.58                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2693686                              .2500
      234,193.19                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2693687                              .2500
      172,661.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2693688                              .2500
      231,019.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2694641                              .2500
      599,543.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2694642                              .2500
      279,276.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695229                              .2500
      157,380.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695231                              .2500
       92,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695467                              .2500
      253,052.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695468                              .2500
      237,058.87                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      2695469                              .2500
      379,405.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695470                              .2500
      309,305.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695471                              .2500
      275,232.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2695472                              .2500
      251,286.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695473                              .2500
      323,412.59                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2695474                              .2500
      235,765.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695475                              .2500
      330,650.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695476                              .2500
      438,681.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695477                              .2500
      258,185.63                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695479                              .2500
      399,058.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695480                              .2500
      435,394.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695481                              .2500
      359,152.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695482                              .2500
      491,303.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695483                              .2500
      242,821.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695484                              .2500
      301,687.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695485                              .2500
      302,908.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695486                              .2500
      266,227.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695487                              .2500
      646,584.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695488                              .2500
      313,945.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695489                              .2500
      282,333.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695490                              .2500
      279,254.76                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2695491                              .2500
      374,441.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695492                              .2500
      294,571.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2695493                              .2500
      252,604.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695494                              .2500
      518,187.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695495                              .2500
      513,787.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695496                              .2500
      399,292.21                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2695497                              .2500
      393,413.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695498                              .2500
      297,094.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695499                              .2500
      236,967.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695500                              .2500
      431,355.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2695501                              .2500
      259,572.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695502                              .2500
      479,248.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695503                              .2500
      499,132.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695504                              .2500
      399,058.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695505                              .2500
      309,669.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695507                              .2500
      447,298.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695509                              .2500
      363,829.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695510                              .2500
      299,257.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2695511                              .2500
      278,594.84                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695512                              .2500
      506,803.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695513                              .2500
      272,921.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695514                              .2500
      411,503.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695515                              .2500
      411,076.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695516                              .2500
      273,903.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695517                              .2500
      378,628.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695518                              .2500
      354,598.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      2695519                              .2500
      275,800.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695521                              .2500
      375,092.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695522                              .2500
      248,507.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695523                              .2500
      239,633.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695524                              .2500
      335,432.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695525                              .2500
      283,533.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695526                              .2500
      293,496.10                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695527                              .2500
      283,544.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695529                              .2500
      316,307.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695530                              .2500
      298,009.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695531                              .2500
      311,511.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695532                              .2500
      289,296.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695533                              .2500
      392,104.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695534                              .2500
      365,926.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695535                              .2500
      304,732.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695536                              .2500
      380,967.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      2695537                              .2500
      434,886.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695538                              .2500
      317,502.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695539                              .2500
      517,209.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695540                              .2500
      243,517.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695541                              .2500
      325,526.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695542                              .2500
      266,880.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695543                              .2500
      297,008.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695544                              .2500
      275,333.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695545                              .2500
      506,805.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695546                              .2500
      299,506.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695547                              .2500
      260,841.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695548                              .2500
      279,561.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695549                              .2500
      251,316.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695550                              .2500
      294,538.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695551                              .2500
      404,317.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695552                              .2500
      237,048.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      2695553                              .2500
      580,294.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695554                              .2500
      309,464.68                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695555                              .2500
      353,226.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695556                              .2500
      331,992.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695557                              .2500
      302,489.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695558                              .2500
      304,498.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695559                              .2500
      427,143.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695560                              .2500
      434,319.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695561                              .2500
      329,203.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695562                              .2500
      319,473.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695563                              .2500
       34,384.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695564                              .2500
      269,577.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695565                              .2500
      299,361.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696022                              .2500
      407,361.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696023                              .2500
      237,469.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696026                              .2500
      399,358.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2696029                              .2500
      274,558.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696031                              .2500
      260,390.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696033                              .2500
      242,999.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696034                              .2500
      374,413.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696035                              .2500
      253,212.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696036                              .2500
      376,659.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696037                              .2500
      478,897.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696038                              .2500
      479,191.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      2696039                              .2500
      399,389.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696040                              .2500
      397,062.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696041                              .2500
      296,535.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696042                              .2500
      349,155.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696044                              .2500
      263,476.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696045                              .2500
      399,267.05                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      2696046                              .2500
      284,008.72                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696047                              .2500
      241,361.64                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2696049                              .2500
      395,380.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696050                              .2500
      399,458.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696051                              .2500
      296,374.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696052                              .2500
      324,516.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696053                              .2500
      649,032.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696054                              .2500
      236,537.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696055                              .2500
      265,583.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696056                              .2500
      649,032.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      2696057                              .2500
      356,427.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696058                              .2500
      303,206.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696059                              .2500
      449,260.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696060                              .2500
      439,258.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2696061                              .2500
      235,898.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696734                              .2500
      248,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696735                              .2500
      350,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      2696736                              .2500
      230,410.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2697050                              .2500
      304,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2697053                              .2500
      162,635.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2697532                              .2500
      356,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2697533                              .2500
      419,703.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2698809                              .2500
      240,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699014                              .2500
      258,487.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2700327                              .2500
      599,554.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2700828                              .2500
      184,850.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2700829                              .2500
      338,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2700830                              .2500
      526,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2700831                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2700832                              .2500
      276,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2700833                              .2500
      151,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2700834                              .2500
      447,200.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2701831                              .2500
      246,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2701832                              .2500
      207,050.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2702376                              .2500
      290,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2702377                              .2500
      256,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2702378                              .2500
      278,400.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2702379                              .2500
      103,550.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2702380                              .2500
      232,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2703399                              .2500
      133,600.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2703648                              .2500
      273,600.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2704591                              .2500
      200,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2705395                              .2500
    1,000,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2706239                              .2500
      172,700.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2706241                              .2500
      173,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2706243                              .2500
      238,050.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2707049                              .2500
      283,761.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2707847                              .2500
      289,762.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2707848                              .2500
      536,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2707849                              .2500
      400,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2707850                              .2500
      140,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2707852                              .2500
      269,773.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

  TOTAL NUMBER OF LOANS:     1672
  TOTAL BALANCE........:        521,340,221.37


1

  RUN ON     : 12/22/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.44.18            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S30     FIXED SUMMARY REPORT      CUTOFF : 12/01/98
  POOL       : 0004345
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        7.1905            6.2500      8.5000
  RFC NET RATE                          6.9405            6.0000      8.2500
  NET MTG RATE(INVSTR RATE)             6.8651            5.9700      8.1700
  POST STRIP RATE                       6.4894            5.9700      6.5000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0754             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3757             .0000      1.6700







  TOTAL NUMBER OF LOANS:  1672
  TOTAL BALANCE........:     521,340,221.37


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.44.18           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S30                               CUTOFF : 12/01/98
  POOL       : 0004345
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------

      1675105                              .2500
      136,396.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1710473                              .2500
      281,749.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1713519                              .2500
      276,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1715728                              .2500
      312,140.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1718282                              .2500
      461,791.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724366                              .2500
      425,837.99                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1724416                              .2500
      300,974.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724454                              .2500
      228,038.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1724503                              .2500
      236,891.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1724507                              .2500
      294,089.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1724575                              .2500
      483,497.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1724600                              .2500
      496,571.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1724650                              .2500
      568,081.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1725306                              .2500
      308,253.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1725351                              .2500
      241,894.71                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1725710                              .2500
      348,295.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1726810                              .2500
      394,590.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1731977                              .2500
      266,373.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1732502                              .2500
      144,716.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1733326                              .2500
      267,351.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1733690                              .2500
      123,495.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1734130                              .2500
      568,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1734172                              .2500
      147,016.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1735656                              .2500
      236,594.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1736263                              .2500
      279,572.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1741301                              .2500
      385,145.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1743782                              .2500
      138,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1744040                              .2500
      159,442.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1744720                              .2500
      163,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1744808                              .2500
      285,239.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1747478                              .2500
      368,931.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1747576                              .2500
       99,362.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1748284                              .2500
      262,636.67                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1749636                              .2500
      313,077.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1749663                              .2500
      151,259.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1758663                              .2500
      273,841.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1760505                              .2500
      240,850.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1760596                              .2500
      293,797.28                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1761052                              .2500
      253,956.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1761374                              .2500
      216,111.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1763055                              .2500
      311,756.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1763744                              .2500
      335,589.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1763908                              .2500
      384,042.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1765317                              .2500
      170,407.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1768017                              .2500
       79,699.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1770331                              .2500
      245,526.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1773954                              .2500
      261,258.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1774023                              .2500
      473,909.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1776255                              .2500
      257,813.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1781923                              .2500
      142,902.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1794138                              .2500
      247,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1797588                              .2500
       98,505.73                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1799393                              .2500
      310,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1803927                              .2500
      705,947.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1806576                              .2500
      515,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1806772                              .2500
      259,226.62                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1807653                              .2500
      308,087.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1807881                              .2500
      270,326.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1809696                              .2500
      319,399.81                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1810560                              .2500
      447,929.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810603                              .2500
      546,178.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810610                              .2500
      412,178.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1810620                              .2500
      424,660.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810622                              .2500
      340,983.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1810668                              .2500
      399,309.26                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1810705                              .2500
      329,496.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1810706                              .2500
      284,957.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1810811                              .2500
      143,390.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1810892                              .2500
      317,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811007                              .2500
      295,780.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1811027                              .2500
      351,704.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1811131                              .2500
       96,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1811268                              .2500
      183,149.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811377                              .2500
      473,853.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811398                              .2500
      442,901.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811481                              .2500
      237,400.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1811749                              .2500
      355,202.41                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1811826                              .2500
      339,747.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1811865                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1811876                              .2500
      314,748.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1812051                              .2500
      265,009.83                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1812068                              .2500
      299,220.74                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1812071                              .2500
      264,123.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1812302                              .2500
      299,553.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1812350                              .2500
      279,637.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1812373                              .2500
      365,928.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1812615                              .2500
      226,005.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813193                              .2500
      184,738.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1813249                              .2500
      599,495.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1813390                              .2500
      259,551.02                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813400                              .2500
      196,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1813446                              .2500
      264,542.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1813467                              .2500
      359,650.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1813677                              .2500
      269,149.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1813700                              .2500
      369,361.07                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814293                              .2500
      244,363.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814314                              .2500
      247,325.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1814331                              .2500
      253,072.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1814427                              .2500
      459,603.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1814470                              .2500
      344,460.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1814475                              .2500
      339,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1814480                              .2500
      559,573.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1814596                              .2500
      269,223.81                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1814765                              .2500
      309,526.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1814844                              .2500
      380,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1814865                              .2500
      253,796.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1815105                              .2500
      636,977.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1815172                              .2500
      306,531.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1815302                              .2500
      224,726.55                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1815361                              .2500
      186,258.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1815933                              .2500
      242,152.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1815941                              .2500
      291,087.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1815986                              .2500
      295,163.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816067                              .2500
      327,588.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1816099                              .2500
      295,376.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816113                              .2500
      223,645.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816122                              .2500
      299,257.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816150                              .2500
      354,701.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1816159                              .2500
      324,196.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816166                              .2500
      227,997.37                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1816169                              .2500
      280,768.81                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1816185                              .2500
      213,196.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816186                              .2500
      360,230.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1816207                              .2500
      359,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816211                              .2500
      248,992.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816227                              .2500
      248,285.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1816276                              .2500
      249,795.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1816439                              .2500
      649,440.36                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1816524                              .2500
      249,764.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816547                              .2500
      347,852.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816559                              .2500
      343,748.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816601                              .2500
      359,131.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1816709                              .2500
      286,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1816753                              .2500
      365,714.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1816843                              .2500
      298,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1816851                              .2500
      134,925.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1816880                              .2500
      291,849.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1817024                              .2500
      275,175.69                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817027                              .2500
      249,326.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817031                              .2500
      209,057.29                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817048                              .2500
      265,012.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1817051                              .2500
      339,985.84                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1817057                              .2500
      250,681.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817063                              .2500
      258,589.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817064                              .2500
      290,946.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817068                              .2500
      308,873.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817070                              .2500
      259,402.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817074                              .2500
      464,731.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817075                              .2500
      313,017.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817076                              .2500
      255,896.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1817078                              .2500
      211,345.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817080                              .2500
      232,440.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817099                              .2500
      215,661.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817101                              .2500
      250,394.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817117                              .2500
      293,760.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817643                              .2500
      239,545.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817669                              .2500
      111,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1818965                              .2500
      239,973.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1820321                              .2500
      270,100.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1820505                              .2500
      234,273.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1823759                              .2500
      479,625.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1824488                              .2500
       92,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1825310                              .2500
      243,789.92                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1825450                              .2500
      226,963.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825519                              .2500
      293,891.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1825520                              .2500
      279,388.17                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1825522                              .2500
      267,320.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1825523                              .2500
      394,608.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825524                              .2500
      648,469.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1825525                              .2500
      639,028.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825526                              .2500
      539,155.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825527                              .2500
      243,439.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825528                              .2500
      349,112.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1825529                              .2500
      359,450.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1825530                              .2500
      295,436.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1825532                              .2500
      249,588.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825534                              .2500
      273,960.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825535                              .2500
      349,196.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825536                              .2500
      279,356.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825537                              .2500
      295,336.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1825538                              .2500
      283,566.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825539                              .2500
      270,557.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1825601                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826105                              .2500
      149,314.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826127                              .2500
      611,498.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826143                              .2500
      241,801.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826210                              .2500
      249,789.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826213                              .2500
      262,089.86                           .0800
            7.2580                         .0000
            7.0080                         .0000
            6.9280                         .0000
            6.5000                         .4280

      1826215                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826233                              .2500
      447,001.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1826250                              .2500
      386,423.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826254                              .2500
      169,475.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826296                              .2500
      257,403.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826301                              .2500
      299,160.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1826455                              .2500
      283,509.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826514                              .2500
      399,419.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1826522                              .2500
      304,710.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826526                              .2500
      382,664.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1826528                              .2500
      329,457.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826529                              .2500
      462,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826530                              .2500
      299,594.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826535                              .2500
      250,008.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826541                              .2500
      303,276.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826543                              .2500
      239,585.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826547                              .2500
      271,584.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826554                              .2500
      310,488.67                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1826560                              .2500
      223,916.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826562                              .2500
      251,979.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826571                              .2500
      299,568.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826574                              .2500
      292,552.73                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826580                              .2500
      312,298.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826587                              .2500
      340,266.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826594                              .2500
      289,534.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826596                              .2500
      420,655.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1826598                              .2500
      251,788.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826599                              .2500
      290,544.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826603                              .2500
      359,436.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826608                              .2500
      336,672.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1826611                              .2500
      257,155.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826709                              .2500
      237,666.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1826740                              .2500
      423,643.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826752                              .2500
      264,788.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1826810                              .2500
      116,919.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1826921                              .2500
      249,279.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826928                              .2500
      356,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1826933                              .2500
      145,998.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1826969                              .2500
      316,964.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1826979                              .2500
      279,776.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827003                              .2500
      261,351.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827080                              .2500
      299,728.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1827232                              .2500
      204,627.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827236                              .2500
      251,615.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827281                              .2500
      322,235.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827305                              .2500
      449,621.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827410                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827486                              .2500
      303,644.68                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827552                              .2500
      123,801.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827570                              .2500
      290,367.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1827576                              .2500
      310,738.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827689                              .2500
      403,185.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827839                              .2500
      459,658.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1827843                              .2500
      167,569.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827874                              .2500
      269,289.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827880                              .2500
      199,294.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827881                              .2500
      302,164.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1827894                              .2500
      215,014.72                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1827898                              .2500
      304,756.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1827941                              .2500
      174,866.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1827944                              .2500
      137,561.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1827980                              .2500
      355,729.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1828003                              .2500
      239,008.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828086                              .2500
      615,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828181                              .2500
      259,776.14                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828198                              .2500
      139,541.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1828220                              .2500
      409,655.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828222                              .2500
      246,792.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828236                              .2500
      237,923.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1828252                              .2500
      265,371.32                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828274                              .2500
      289,750.32                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828282                              .2500
      274,463.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828283                              .2500
      147,875.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1828302                              .2500
      262,179.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1828368                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828440                              .2500
      107,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1828452                              .2500
      470,014.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828911                              .2500
      309,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828926                              .2500
      252,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1829193                              .2500
      112,412.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829364                              .2500
      190,381.88                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1829723                              .2500
      362,702.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1829727                              .2500
      609,524.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830058                              .2500
      219,815.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830072                              .2500
      377,674.55                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830076                              .2500
      649,453.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830081                              .2500
      203,844.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830083                              .2500
      412,461.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830084                              .2500
      233,712.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830100                              .2500
      309,792.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1830248                              .2500
      268,358.03                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830281                              .2500
      557,946.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830286                              .2500
      263,596.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830290                              .2500
      348,559.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830291                              .2500
      235,820.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830296                              .2500
      283,505.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830305                              .2500
      267,559.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830313                              .2500
      444,228.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1830314                              .2500
      309,749.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830337                              .2500
      299,494.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830342                              .2500
      251,278.10                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1830343                              .2500
      275,578.69                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830346                              .2500
      351,947.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830350                              .2500
      379,359.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830351                              .2500
      474,179.75                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830355                              .2500
      240,612.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1830359                              .2500
      421,555.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830360                              .2500
      447,298.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830363                              .2500
      259,142.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830365                              .2500
      319,012.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830366                              .2500
      279,268.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830369                              .2500
      296,682.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1830371                              .2500
      266,796.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830374                              .2500
      265,583.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830375                              .2500
      447,650.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830377                              .2500
      396,674.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830378                              .2500
      407,062.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830380                              .2500
      264,948.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1830382                              .2500
      270,336.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830384                              .2500
      244,597.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830410                              .2500
      428,648.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830415                              .2500
      249,411.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830416                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830424                              .2500
      449,674.31                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830431                              .2500
      269,367.88                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830433                              .2500
      255,790.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830436                              .2500
      283,363.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830450                              .2500
      351,711.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830459                              .2500
      904,258.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830461                              .2500
      223,825.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1830463                              .2500
      409,672.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830534                              .2500
      244,813.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830540                              .2500
      269,198.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830573                              .2500
      280,569.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830624                              .2500
      119,411.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830663                              .2500
      251,817.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830678                              .2500
      395,667.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830685                              .2500
      211,013.66                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1830693                              .2500
      118,907.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830695                              .2500
      195,143.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830700                              .2500
      383,722.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830716                              .2500
      279,702.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1830730                              .2500
      379,680.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830736                              .2500
      191,357.88                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830783                              .2500
      223,116.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830786                              .2500
      249,490.23                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1830802                              .2500
      426,769.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830810                              .2500
      382,908.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830850                              .2500
      330,385.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830861                              .2500
      261,063.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1830865                              .2500
      367,227.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830870                              .2500
      499,579.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830878                              .2500
      267,559.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830885                              .2500
      245,206.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1830891                              .2500
      282,073.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830896                              .2500
      249,578.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830897                              .2500
      292,154.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830901                              .2500
      244,613.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830905                              .2500
      449,640.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830906                              .2500
      278,571.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830908                              .2500
      362,409.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830913                              .2500
      289,762.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1830921                              .2500
      271,782.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830940                              .2500
      325,975.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830953                              .2500
      281,269.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830960                              .2500
      351,611.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830966                              .2500
      347,707.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830978                              .2500
      252,797.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830992                              .2500
      412,403.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831000                              .2500
      372,694.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1831003                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831012                              .2500
      403,668.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831025                              .2500
      599,508.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831030                              .2500
      379,688.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831045                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831150                              .2500
      356,735.05                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831291                              .2500
      170,873.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831295                              .2500
      404,684.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1831351                              .2500
      122,906.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1831355                              .2500
      136,191.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831378                              .2500
      169,860.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831382                              .2500
       74,936.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831462                              .2500
      649,467.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832039                              .2500
       57,302.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832124                              .2500
      297,349.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832129                              .2500
      483,593.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1832235                              .2500
      278,277.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832303                              .2500
      315,747.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832320                              .2500
      581,534.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832327                              .2500
      275,074.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832328                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832334                              .2500
      319,250.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832337                              .2500
      418,673.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832345                              .2500
      277,288.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1832350                              .2500
      237,814.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832352                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832357                              .2500
      398,181.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832358                              .2500
      314,741.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832368                              .2500
      486,600.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832373                              .2500
      352,710.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832375                              .2500
      253,127.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832376                              .2500
      337,722.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832379                              .2500
      355,836.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832383                              .2500
      294,769.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832387                              .2500
      359,712.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832392                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832393                              .2500
      300,759.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832398                              .2500
      499,609.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832404                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832405                              .2500
      355,708.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832412                              .2500
      281,780.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832421                              .2500
      549,570.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832428                              .2500
      275,784.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832433                              .2500
      254,801.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832440                              .2500
      258,982.24                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832445                              .2500
      369,404.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832448                              .2500
      365,707.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832456                              .2500
      588,267.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832487                              .2500
      417,465.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832489                              .2500
      237,814.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832497                              .2500
      284,272.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832503                              .2500
      198,533.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832504                              .2500
      368,911.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832507                              .2500
      243,799.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832516                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832522                              .2500
      326,731.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832524                              .2500
      283,778.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832533                              .2500
      292,765.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832534                              .2500
      309,733.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832535                              .2500
      371,060.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832539                              .2500
      303,750.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832546                              .2500
      298,948.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832551                              .2500
      389,247.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1832572                              .2500
      291,777.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1832584                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832585                              .2500
      352,703.44                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832596                              .2500
      275,768.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832597                              .2500
      257,189.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832598                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832599                              .2500
      366,207.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832609                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832613                              .2500
      292,266.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1832641                              .2500
      377,713.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1832670                              .2500
      242,083.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832698                              .2500
      226,804.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832713                              .2500
      556,043.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832730                              .2500
      338,778.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832732                              .2500
      465,559.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832822                              .2500
      441,646.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832829                              .2500
      246,792.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1832830                              .2500
      322,235.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832836                              .2500
       96,630.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1832858                              .2500
      148,284.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832862                              .2500
      107,929.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1832896                              .2500
      239,817.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832898                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832904                              .2500
      308,764.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832906                              .2500
      268,379.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832907                              .2500
      260,796.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832920                              .2500
      129,380.06                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1832950                              .2500
      114,914.65                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832961                              .2500
      442,004.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832963                              .2500
      498,101.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832967                              .2500
      284,788.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832969                              .2500
      392,685.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832971                              .2500
      303,650.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1832997                              .2500
      518,805.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833001                              .2500
      263,772.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833005                              .2500
      548,039.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833006                              .2500
      359,732.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833015                              .2500
      290,079.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833019                              .2500
      264,564.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833021                              .2500
      509,075.40                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1833030                              .2500
      146,288.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833031                              .2500
      449,631.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833034                              .2500
      388,681.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833037                              .2500
      322,254.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833041                              .2500
      171,572.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833042                              .2500
       85,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833068                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833075                              .2500
      109,912.04                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833079                              .2500
      410,171.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833081                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833084                              .2500
      287,769.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833085                              .2500
      255,005.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833086                              .2500
      239,808.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833090                              .2500
      322,754.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833097                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833103                              .2500
      349,698.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833109                              .2500
      257,803.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833111                              .2500
      510,151.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833117                              .2500
      449,631.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833139                              .2500
      301,781.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1833140                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833141                              .2500
      369,696.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833143                              .2500
      244,758.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833144                              .2500
      589,551.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833150                              .2500
      256,794.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833151                              .2500
      464,599.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833155                              .2500
      255,790.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833160                              .2500
      349,740.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833162                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833170                              .2500
      583,532.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833174                              .2500
      412,669.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833176                              .2500
      294,769.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833182                              .2500
      244,451.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1833187                              .2500
      235,806.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833194                              .2500
      332,720.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833200                              .2500
      140,881.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833202                              .2500
      331,734.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833205                              .2500
      305,895.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833212                              .2500
      350,408.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833213                              .2500
      314,760.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833215                              .2500
      267,548.41                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1833222                              .2500
      243,285.16                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1833232                              .2500
      352,161.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833241                              .2500
      327,737.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833247                              .2500
      327,238.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833250                              .2500
      230,819.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833251                              .2500
      361,461.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833259                              .2500
      385,199.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833261                              .2500
      295,536.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833268                              .2500
      373,386.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833272                              .2500
      406,666.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833283                              .2500
      249,050.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833286                              .2500
      465,118.43                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833291                              .2500
      255,290.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833298                              .2500
      249,627.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833301                              .2500
      399,274.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1833313                              .2500
      156,674.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833329                              .2500
      249,784.75                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833330                              .2500
      269,778.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833332                              .2500
      379,703.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833339                              .2500
      304,762.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833346                              .2500
      351,711.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833350                              .2500
      299,747.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833359                              .2500
      294,459.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833362                              .2500
      337,742.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1833365                              .2500
      466,626.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833367                              .2500
      311,301.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833377                              .2500
      277,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833388                              .2500
      455,607.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833403                              .2500
      280,564.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833430                              .2500
      352,403.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833511                              .2500
      421,154.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833528                              .2500
      244,422.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833541                              .2500
      303,451.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833542                              .2500
      319,768.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1833564                              .2500
      345,730.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833568                              .2500
      551,157.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833569                              .2500
      473,881.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833570                              .2500
      341,719.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833571                              .2500
      539,557.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833572                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1833573                              .2500
      236,425.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833575                              .2500
      260,796.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833577                              .2500
      535,571.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833579                              .2500
      284,754.62                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833580                              .2500
      274,774.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833583                              .2500
      287,786.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833584                              .2500
      319,238.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833587                              .2500
      370,654.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1833591                              .2500
      136,757.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833592                              .2500
      285,177.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833605                              .2500
      261,390.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833611                              .2500
      454,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1833649                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833653                              .2500
      239,821.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833695                              .2500
      284,808.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1833696                              .2500
      274,810.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1833744                              .2500
       98,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833746                              .2500
      207,338.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833758                              .2500
      262,594.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833777                              .2500
      267,780.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833781                              .2500
      265,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833797                              .2500
      270,993.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833798                              .2500
      255,690.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833805                              .2500
      259,797.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833808                              .2500
      239,812.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833815                              .2500
      315,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833817                              .2500
      123,194.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833820                              .2500
      283,423.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833829                              .2500
      304,784.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1833837                              .2500
      259,821.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1833852                              .2500
      309,258.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833853                              .2500
      135,893.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1833868                              .2500
      317,739.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833927                              .2500
      287,763.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833956                              .2500
      393,013.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1834016                              .2500
      241,950.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836369                              .2500
      193,466.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1836414                              .2500
      223,030.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836441                              .2500
       93,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836704                              .2500
      121,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1836842                              .2500
      400,463.27                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1836845                              .2500
      332,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836921                              .2500
      201,935.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837011                              .2500
      220,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1837074                              .2500
      294,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837733                              .2500
      446,134.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837747                              .2500
      392,700.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837879                              .2500
      297,761.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1837945                              .2500
      304,762.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838553                              .2500
      302,751.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838569                              .2500
      231,823.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838577                              .2500
      442,654.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838581                              .2500
      233,821.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838586                              .2500
      343,681.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838589                              .2500
      305,749.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838591                              .2500
      291,447.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1838607                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838609                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838615                              .2500
      364,748.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838629                              .2500
      240,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1838632                              .2500
      388,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838655                              .2500
      384,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838671                              .2500
      309,358.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838690                              .2500
      387,681.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1838695                              .2500
      355,943.28                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1838708                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838710                              .2500
      257,803.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838711                              .2500
      238,323.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838712                              .2500
      292,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1838714                              .2500
       83,476.29                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1838715                              .2500
      258,113.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838722                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1838727                              .2500
      440,664.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838730                              .2500
      367,705.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838732                              .2500
      266,786.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838735                              .2500
      294,764.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838743                              .2500
      239,651.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838744                              .2500
      238,818.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838746                              .2500
      153,879.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838750                              .2500
      245,788.19                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1838753                              .2500
       40,772.62                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1838759                              .2500
       73,441.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838760                              .2500
      100,677.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838770                              .2500
      439,656.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838777                              .2500
      384,684.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838788                              .2500
      106,850.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838797                              .2500
      352,703.44                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1838811                              .2500
      333,126.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1838819                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838827                              .2500
      110,319.74                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838838                              .2500
      270,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838849                              .2500
      508,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838856                              .2500
      354,009.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838864                              .2500
      322,248.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838871                              .2500
      449,631.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838876                              .2500
      349,740.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1838882                              .2500
      332,733.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838885                              .2500
      260,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838899                              .2500
      439,639.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838909                              .2500
      274,263.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1838916                              .2500
      308,740.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1838918                              .2500
      160,374.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838928                              .2500
      424,668.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839010                              .2500
      355,715.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839028                              .2500
      524,558.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839043                              .2500
      280,071.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839048                              .2500
      249,618.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839058                              .2500
      279,572.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839064                              .2500
      242,638.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839065                              .2500
       99,923.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839076                              .2500
      267,769.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839084                              .2500
      187,860.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1839093                              .2500
      243,804.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839098                              .2500
      432,645.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839104                              .2500
      271,050.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839108                              .2500
      294,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839109                              .2500
      236,100.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839145                              .2500
      240,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839155                              .2500
      599,508.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839158                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839162                              .2500
      555,544.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839166                              .2500
      496,592.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839180                              .2500
      244,813.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839222                              .2500
      359,719.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839229                              .2500
      364,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839232                              .2500
      247,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839252                              .2500
      263,778.21                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839259                              .2500
      319,717.67                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1839264                              .2500
      271,584.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839280                              .2500
      302,748.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839291                              .2500
      318,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839293                              .2500
      239,821.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839297                              .2500
      295,757.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839298                              .2500
      438,140.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839310                              .2500
      215,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839312                              .2500
      183,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839313                              .2500
      350,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839316                              .2500
      277,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839318                              .2500
      550,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839337                              .2500
      419,680.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839352                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839368                              .2500
      190,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839382                              .2500
      109,200.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839385                              .2500
      337,236.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839386                              .2500
      117,712.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839389                              .2500
       78,341.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839392                              .2500
      246,202.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839408                              .2500
      325,751.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839437                              .2500
      268,000.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839459                              .2500
       44,620.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1839468                              .2500
      336,543.73                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839481                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1839485                              .2500
      356,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839492                              .2500
      349,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839494                              .2500
      152,883.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839508                              .2500
      146,146.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839517                              .2500
      330,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839519                              .2500
      250,694.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839567                              .2500
      324,503.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839581                              .2500
      401,989.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1839590                              .2500
      238,535.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839593                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839595                              .2500
      295,720.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839596                              .2500
      272,781.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839601                              .2500
      332,491.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839602                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839631                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839653                              .2500
      219,832.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1839756                              .2500
      333,219.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839781                              .2500
      247,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839785                              .2500
      340,677.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839795                              .2500
      243,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839832                              .2500
      291,748.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839840                              .2500
      282,794.12                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839868                              .2500
      286,453.11                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839929                              .2500
      269,566.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839949                              .2500
      139,088.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839972                              .2500
      185,323.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839981                              .2500
      305,772.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839990                              .2500
      222,115.76                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840000                              .2500
      350,705.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840012                              .2500
      433,835.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840014                              .2500
      329,736.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840024                              .2500
      334,132.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1840030                              .2500
      362,249.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840037                              .2500
      257,383.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840045                              .2500
      277,475.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840046                              .2500
      309,745.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840058                              .2500
      281,125.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840064                              .2500
      234,452.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840154                              .2500
      343,731.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840215                              .2500
      241,801.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840248                              .2500
      331,734.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840265                              .2500
      649,492.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840273                              .2500
      223,816.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840275                              .2500
      397,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840276                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840343                              .2500
      196,354.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840347                              .2500
      251,803.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840358                              .2500
      242,800.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840366                              .2500
      496,631.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840370                              .2500
      278,765.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840372                              .2500
      274,319.34                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840374                              .2500
      499,628.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840376                              .2500
      322,535.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840392                              .2500
      255,814.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1840444                              .2500
      207,787.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840475                              .2500
      323,250.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1840576                              .2500
      129,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1840586                              .2500
      408,664.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840599                              .2500
      283,917.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840613                              .2500
      264,288.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840615                              .2500
      375,192.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840630                              .2500
      279,764.77                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840656                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840757                              .2500
      227,150.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1840789                              .2500
      108,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840810                              .2500
      399,695.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840818                              .2500
      293,770.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840825                              .2500
      242,191.29                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840833                              .2500
      280,558.23                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840851                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840858                              .2500
      256,304.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840870                              .2500
      290,484.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1840884                              .2500
      509,621.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840886                              .2500
      248,301.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840894                              .2500
      238,294.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840933                              .2500
      258,543.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840945                              .2500
       66,743.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841003                              .2500
      359,436.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841008                              .2500
      299,747.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841009                              .2500
      332,740.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841010                              .2500
      339,741.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841017                              .2500
      251,822.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841020                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841027                              .2500
      287,436.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841028                              .2500
      284,742.35                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1841031                              .2500
      313,845.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841048                              .2500
      193,445.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841055                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841070                              .2500
      249,290.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841072                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841094                              .2500
      293,700.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841160                              .2500
      136,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841174                              .2500
      220,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841210                              .2500
      463,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841216                              .2500
      233,422.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841222                              .2500
      168,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1841227                              .2500
      239,521.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841234                              .2500
      478,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841235                              .2500
      348,449.73                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841241                              .2500
      260,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841251                              .2500
       61,148.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841252                              .2500
      428,650.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841254                              .2500
      416,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841256                              .2500
      276,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841263                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841264                              .2500
      235,715.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841270                              .2500
       67,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841304                              .2500
      245,900.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841331                              .2500
      268,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841332                              .2500
      232,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841336                              .2500
      109,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841431                              .2500
      303,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1841444                              .2500
      281,474.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841466                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841468                              .2500
      348,210.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841470                              .2500
      507,859.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841471                              .2500
      690,240.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841472                              .2500
      290,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841473                              .2500
      433,153.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841475                              .2500
      164,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841476                              .2500
      244,953.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841477                              .2500
      284,793.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841478                              .2500
      268,890.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841480                              .2500
      273,150.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841481                              .2500
      281,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841483                              .2500
      370,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841485                              .2500
      737,524.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841488                              .2500
      115,818.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841492                              .2500
      230,810.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841493                              .2500
      239,808.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841494                              .2500
      179,232.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841495                              .2500
       96,356.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841500                              .2500
      190,435.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841501                              .2500
      152,466.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841502                              .2500
      183,413.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841504                              .2500
      350,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841506                              .2500
      242,660.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841508                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841510                              .2500
      146,165.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841511                              .2500
      356,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841516                              .2500
      253,392.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841517                              .2500
      327,156.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841519                              .2500
      285,398.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841522                              .2500
      470,042.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841526                              .2500
      263,799.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841527                              .2500
      191,446.78                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841530                              .2500
      388,665.08                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841536                              .2500
      149,776.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841537                              .2500
      294,975.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841538                              .2500
      388,688.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841540                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841541                              .2500
      424,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841542                              .2500
      243,799.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841544                              .2500
       87,125.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841545                              .2500
      270,409.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841547                              .2500
       78,362.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841549                              .2500
      171,344.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841550                              .2500
      633,217.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841552                              .2500
      284,788.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841553                              .2500
      289,779.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841554                              .2500
      254,805.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841555                              .2500
      292,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841556                              .2500
      259,350.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841558                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841559                              .2500
      789,883.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841560                              .2500
      506,584.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841561                              .2500
      273,786.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841563                              .2500
      493,840.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1841565                              .2500
      353,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841566                              .2500
      238,822.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841567                              .2500
      373,215.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841568                              .2500
      232,412.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841571                              .2500
      313,652.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841574                              .2500
      385,683.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841575                              .2500
      153,923.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841578                              .2500
      266,097.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841582                              .2500
      334,218.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841584                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841587                              .2500
      307,247.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841589                              .2500
      243,698.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841590                              .2500
      132,786.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841591                              .2500
      258,085.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841592                              .2500
      159,749.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841596                              .2500
      337,555.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841597                              .2500
      395,691.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841606                              .2500
      270,788.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841608                              .2500
      399,389.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841609                              .2500
      374,707.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841610                              .2500
      515,566.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841613                              .2500
      283,583.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841616                              .2500
      292,282.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841620                              .2500
      236,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841621                              .2500
      318,988.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841622                              .2500
      256,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841625                              .2500
      432,653.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841626                              .2500
      602,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1841630                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841631                              .2500
      253,057.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841633                              .2500
      253,561.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841637                              .2500
      275,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841642                              .2500
      162,465.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841644                              .2500
      294,258.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841645                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841647                              .2500
      257,289.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841648                              .2500
      227,150.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841651                              .2500
      209,040.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841652                              .2500
      251,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841655                              .2500
      382,808.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841656                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841657                              .2500
      291,600.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841658                              .2500
      289,773.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841659                              .2500
      285,878.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841660                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841664                              .2500
      189,855.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841665                              .2500
      322,148.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841666                              .2500
      525,655.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1841667                              .2500
      267,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841668                              .2500
      574,573.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841669                              .2500
      400,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841672                              .2500
      259,586.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841674                              .2500
      268,674.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841679                              .2500
      340,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841681                              .2500
      539,618.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841682                              .2500
      351,421.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841685                              .2500
      304,262.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841687                              .2500
      259,797.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841688                              .2500
      363,159.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841689                              .2500
      447,165.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841690                              .2500
      284,772.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841692                              .2500
      287,780.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841694                              .2500
      445,700.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841695                              .2500
      350,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1841696                              .2500
      392,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841697                              .2500
      279,265.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841698                              .2500
      320,162.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841701                              .2500
      445,652.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841703                              .2500
      284,400.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841706                              .2500
      274,800.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841708                              .2500
      214,971.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841710                              .2500
      235,839.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841712                              .2500
      349,705.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841713                              .2500
      260,680.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841715                              .2500
      257,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841716                              .2500
      499,600.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841719                              .2500
      324,527.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841721                              .2500
      134,988.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841722                              .2500
      238,323.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841725                              .2500
      227,031.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841728                              .2500
      256,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1841731                              .2500
      377,697.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841732                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841733                              .2500
      413,450.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841734                              .2500
      349,538.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841735                              .2500
      312,506.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841737                              .2500
      250,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841738                              .2500
      308,247.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841742                              .2500
      238,994.05                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841746                              .2500
      288,558.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841750                              .2500
      372,530.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841751                              .2500
      237,370.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841755                              .2500
      331,493.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841756                              .2500
      250,616.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841758                              .2500
      277,464.41                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841767                              .2500
      408,897.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1841784                              .2500
      315,727.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841787                              .2500
      251,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841789                              .2500
      316,266.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841790                              .2500
      518,441.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841792                              .2500
      292,753.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841795                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841801                              .2500
      313,736.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841805                              .2500
      260,951.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841829                              .2500
      267,780.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841834                              .2500
      277,905.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841858                              .2500
      347,714.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841867                              .2500
      281,569.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841871                              .2500
      323,747.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841874                              .2500
      326,132.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841881                              .2500
      261,569.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841882                              .2500
      181,158.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841902                              .2500
      272,042.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841904                              .2500
      261,285.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841905                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841907                              .2500
      253,307.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841909                              .2500
      255,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841942                              .2500
      337,216.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841948                              .2500
      252,532.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841951                              .2500
      291,754.68                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841956                              .2500
      569,521.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841964                              .2500
      283,783.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841969                              .2500
      268,635.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841970                              .2500
      269,587.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841972                              .2500
      239,833.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841974                              .2500
      332,727.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842005                              .2500
      291,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842011                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842012                              .2500
      325,193.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842014                              .2500
      549,095.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842017                              .2500
      244,635.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842018                              .2500
      399,389.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842021                              .2500
      256,189.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842022                              .2500
      238,636.40                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842023                              .2500
      288,558.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842025                              .2500
      283,394.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1842029                              .2500
      298,293.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842030                              .2500
      239,434.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842032                              .2500
      269,587.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842033                              .2500
      253,589.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842034                              .2500
      267,054.82                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842035                              .2500
      282,009.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842036                              .2500
      336,382.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842044                              .2500
      260,920.50                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842046                              .2500
      255,351.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842047                              .2500
      242,307.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842049                              .2500
      275,379.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842050                              .2500
      233,243.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842051                              .2500
      244,576.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842055                              .2500
      299,564.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842058                              .2500
      491,061.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842060                              .2500
      838,840.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1842061                              .2500
      359,436.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842062                              .2500
      325,201.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842063                              .2500
      243,988.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842064                              .2500
      488,413.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842068                              .2500
      244,135.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842070                              .2500
      237,396.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842071                              .2500
      248,456.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842072                              .2500
      336,917.20                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842073                              .2500
      274,738.76                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842074                              .2500
      339,306.72                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1842077                              .2500
      299,741.71                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842079                              .2500
      233,206.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842085                              .2500
      265,790.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842086                              .2500
      335,419.79                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842091                              .2500
      303,468.66                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842092                              .2500
      290,749.45                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842093                              .2500
      423,027.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842097                              .2500
      273,691.88                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842098                              .2500
      234,897.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842099                              .2500
      452,540.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842101                              .2500
      648,877.57                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842102                              .2500
      610,893.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842104                              .2500
      347,441.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842107                              .2500
      366,880.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1842110                              .2500
      398,680.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842113                              .2500
      386,093.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842114                              .2500
      503,171.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842116                              .2500
      398,332.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842120                              .2500
      294,490.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842121                              .2500
      373,429.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842122                              .2500
      265,094.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842123                              .2500
      405,570.43                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1842124                              .2500
      638,337.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842127                              .2500
      251,116.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842131                              .2500
      276,195.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842135                              .2500
      480,415.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842136                              .2500
      249,804.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842137                              .2500
      332,401.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842139                              .2500
      260,021.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842143                              .2500
      296,017.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842144                              .2500
      232,464.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842146                              .2500
      232,420.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842153                              .2500
      341,739.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842158                              .2500
      271,693.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842159                              .2500
      315,529.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842161                              .2500
      240,302.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842166                              .2500
      275,556.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842167                              .2500
      259,786.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842171                              .2500
      258,054.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842172                              .2500
      296,535.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842177                              .2500
      309,745.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842181                              .2500
      333,756.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842182                              .2500
      236,246.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842207                              .2500
      257,788.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842208                              .2500
      239,826.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842210                              .2500
      199,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1842211                              .2500
      232,227.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842213                              .2500
      261,074.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1842220                              .2500
      460,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842223                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842249                              .2500
      547,062.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842253                              .2500
      143,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842254                              .2500
      465,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842257                              .2500
      476,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842261                              .2500
      107,915.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842262                              .2500
      308,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842263                              .2500
      352,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842267                              .2500
       77,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842269                              .2500
      245,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842279                              .2500
      237,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842286                              .2500
      389,688.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842293                              .2500
      518,584.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842296                              .2500
      244,313.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842300                              .2500
      497,591.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842302                              .2500
      266,786.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842304                              .2500
      333,732.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842305                              .2500
      241,870.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842307                              .2500
      271,777.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842313                              .2500
      244,703.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842320                              .2500
      201,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842334                              .2500
      286,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842343                              .2500
      464,569.31                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842356                              .2500
      335,717.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842359                              .2500
      300,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842363                              .2500
      255,774.13                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842397                              .2500
       35,972.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842403                              .2500
      243,795.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842405                              .2500
      297,773.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842412                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842418                              .2500
      280,780.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842443                              .2500
      494,164.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842450                              .2500
      149,888.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842462                              .2500
      337,736.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842487                              .2500
      278,254.28                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842496                              .2500
      250,889.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842506                              .2500
      430,358.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1842518                              .2500
      250,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842519                              .2500
      257,777.86                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842524                              .2500
      258,763.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842528                              .2500
      423,216.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842532                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842537                              .2500
      267,806.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842544                              .2500
      259,770.61                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842575                              .2500
      254,790.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842580                              .2500
      247,592.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842582                              .2500
      218,049.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842593                              .2500
      648,350.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842601                              .2500
      284,419.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842607                              .2500
      148,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842630                              .2500
      179,347.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842667                              .2500
      263,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842745                              .2500
      319,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842752                              .2500
      316,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842764                              .2500
      330,272.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842775                              .2500
      291,766.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842784                              .2500
      253,212.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842806                              .2500
      262,140.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842811                              .2500
      243,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842869                              .2500
      436,332.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842872                              .2500
      204,623.67                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842877                              .2500
      239,505.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842883                              .2500
      321,058.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842885                              .2500
      172,522.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842892                              .2500
      229,566.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842902                              .2500
      210,243.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842909                              .2500
      299,777.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842925                              .2500
      323,721.04                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842931                              .2500
      139,100.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842933                              .2500
      316,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842945                              .2500
      352,524.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842947                              .2500
      283,772.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842950                              .2500
      264,788.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842951                              .2500
      497,201.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842955                              .2500
      487,609.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842956                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842958                              .2500
      430,055.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842997                              .2500
      254,769.47                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1843006                              .2500
      277,788.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843008                              .2500
      256,794.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843010                              .2500
      534,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843030                              .2500
      349,720.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843031                              .2500
      296,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843047                              .2500
      399,515.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843061                              .2500
      299,210.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1843068                              .2500
       74,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843070                              .2500
      351,732.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843082                              .2500
      257,777.86                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843101                              .2500
      351,732.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843102                              .2500
      258,797.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843104                              .2500
      268,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843110                              .2500
      273,381.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843114                              .2500
      256,100.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843117                              .2500
      308,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843119                              .2500
      271,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843120                              .2500
      239,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843121                              .2500
      338,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843122                              .2500
      130,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843125                              .2500
      310,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843126                              .2500
      378,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843129                              .2500
      346,529.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843136                              .2500
      294,039.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843147                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843152                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843155                              .2500
      334,718.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843180                              .2500
      384,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843186                              .2500
      159,875.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843215                              .2500
      560,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843217                              .2500
      519,145.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1843226                              .2500
      310,300.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843244                              .2500
      154,669.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843270                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843272                              .2500
      140,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843273                              .2500
      251,553.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843277                              .2500
      310,020.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1843278                              .2500
      249,795.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843322                              .2500
      247,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843325                              .2500
      124,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843374                              .2500
      239,200.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843421                              .2500
      320,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843425                              .2500
      168,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843427                              .2500
      557,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843428                              .2500
      178,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843430                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843450                              .2500
      252,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843525                              .2500
      328,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843539                              .2500
      314,748.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843541                              .2500
      350,926.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843573                              .2500
      312,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843579                              .2500
      337,236.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843592                              .2500
      264,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843597                              .2500
      392,021.88                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843605                              .2500
      268,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1843618                              .2500
      260,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843622                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843623                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843630                              .2500
      485,170.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843631                              .2500
      594,500.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843645                              .2500
      142,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843649                              .2500
      433,600.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843673                              .2500
      468,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843679                              .2500
      978,750.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843684                              .2500
      380,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843685                              .2500
      167,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843687                              .2500
      499,590.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843694                              .2500
       88,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843695                              .2500
      500,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843696                              .2500
      197,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843707                              .2500
      249,900.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1843715                              .2500
       94,438.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1843721                              .2500
      253,500.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843751                              .2500
      257,783.25                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843754                              .2500
      275,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843760                              .2500
      158,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      1843812                              .2500
      115,900.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843813                              .2500
      256,299.90                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843820                              .2500
      103,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1843831                              .2500
       78,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843845                              .2500
      205,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1843886                              .2500
      275,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843894                              .2500
      138,700.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843908                              .2500
      235,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843923                              .2500
      160,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843924                              .2500
      375,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843930                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1843986                              .2500
      644,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843993                              .2500
      378,750.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844002                              .2500
      193,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844071                              .2500
      310,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844109                              .2500
      352,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844111                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844162                              .2500
      207,829.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844174                              .2500
      235,012.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1844180                              .2500
      268,774.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844182                              .2500
      419,629.44                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1844187                              .2500
      248,196.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844194                              .2500
      285,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844197                              .2500
      387,461.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844198                              .2500
      258,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1844208                              .2500
      250,809.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844210                              .2500
      291,516.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1844233                              .2500
      341,215.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844234                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844235                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844241                              .2500
      346,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844248                              .2500
      271,506.87                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844251                              .2500
      236,153.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844252                              .2500
      329,729.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844260                              .2500
      299,250.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1844262                              .2500
      353,489.08                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844266                              .2500
      264,452.12                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844275                              .2500
      288,950.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844277                              .2500
      263,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844282                              .2500
      164,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844284                              .2500
      307,759.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844295                              .2500
      319,731.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844296                              .2500
      261,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1844303                              .2500
       44,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844320                              .2500
      264,577.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844324                              .2500
      296,274.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844332                              .2500
      247,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844334                              .2500
      197,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844337                              .2500
      567,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844345                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844351                              .2500
      220,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1844353                              .2500
      296,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844355                              .2500
      275,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844357                              .2500
      251,788.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844389                              .2500
      250,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844406                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844409                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844417                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844425                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1844446                              .2500
      447,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844448                              .2500
      255,200.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844492                              .2500
      266,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844495                              .2500
      528,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844505                              .2500
      192,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844509                              .2500
      284,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1844511                              .2500
      231,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844516                              .2500
      287,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1844519                              .2500
      168,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844530                              .2500
      233,600.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844553                              .2500
      240,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844579                              .2500
      333,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844619                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844658                              .2500
      282,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844987                              .2500
      230,750.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844990                              .2500
      257,350.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845000                              .2500
      612,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845005                              .2500
      233,817.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845006                              .2500
      104,900.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845012                              .2500
      293,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845046                              .2500
      337,549.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845056                              .2500
      199,831.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845068                              .2500
      201,450.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845072                              .2500
      510,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845073                              .2500
      250,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845080                              .2500
      264,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845141                              .2500
      346,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1845150                              .2500
      375,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845154                              .2500
      165,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1845161                              .2500
      180,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845175                              .2500
      256,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845204                              .2500
      270,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845205                              .2500
      468,605.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845220                              .2500
      214,819.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845269                              .2500
       78,873.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845314                              .2500
      339,714.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845318                              .2500
      328,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845319                              .2500
      331,234.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845326                              .2500
      427,657.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845337                              .2500
      243,804.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845339                              .2500
      324,713.25                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845370                              .2500
      300,942.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1845371                              .2500
      360,953.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845375                              .2500
      250,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845377                              .2500
      293,321.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845383                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845384                              .2500
      180,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845463                              .2500
      499,197.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845464                              .2500
      291,753.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845467                              .2500
      359,051.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845476                              .2500
      272,946.63                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845480                              .2500
      999,257.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845486                              .2500
      314,482.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845506                              .2500
      250,716.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845516                              .2500
      264,083.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845609                              .2500
      318,763.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845610                              .2500
      296,024.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845611                              .2500
      414,684.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845612                              .2500
      262,779.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845615                              .2500
      296,650.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845616                              .2500
      611,065.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845622                              .2500
      269,897.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845636                              .2500
      302,537.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845642                              .2500
      443,545.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845643                              .2500
      302,743.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845645                              .2500
      292,064.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845655                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845666                              .2500
      558,167.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845687                              .2500
      374,413.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845694                              .2500
      300,965.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845724                              .2500
      427,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845732                              .2500
      181,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1845733                              .2500
      585,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845779                              .2500
      310,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845797                              .2500
      499,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845801                              .2500
      160,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845853                              .2500
      330,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845854                              .2500
      400,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845866                              .2500
      127,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845879                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845883                              .2500
      412,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845895                              .2500
       89,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845900                              .2500
      291,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845909                              .2500
       70,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845928                              .2500
      392,469.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845960                              .2500
      640,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845967                              .2500
      244,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845970                              .2500
      503,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845973                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845979                              .2500
      245,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845986                              .2500
      261,450.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846018                              .2500
      262,984.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846023                              .2500
      272,282.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846026                              .2500
      264,193.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846031                              .2500
      272,570.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846046                              .2500
      371,152.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846053                              .2500
      380,027.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846085                              .2500
      374,728.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846091                              .2500
      390,945.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846094                              .2500
      299,275.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846099                              .2500
      235,231.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846108                              .2500
      479,285.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846109                              .2500
      262,089.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846111                              .2500
      269,673.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1846112                              .2500
      477,869.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846119                              .2500
      269,804.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846120                              .2500
      375,426.48                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846137                              .2500
      284,454.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846141                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846157                              .2500
      372,355.89                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846169                              .2500
      256,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846194                              .2500
      259,802.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846200                              .2500
      287,070.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846268                              .2500
      319,523.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846271                              .2500
      402,399.97                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846297                              .2500
      280,499.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846332                              .2500
      239,797.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846334                              .2500
      251,171.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846340                              .2500
      279,572.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846348                              .2500
      329,736.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846360                              .2500
      340,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846367                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846377                              .2500
      277,500.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846383                              .2500
      531,519.06                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846388                              .2500
      269,789.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846396                              .2500
      283,533.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846405                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846421                              .2500
      397,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846452                              .2500
      286,924.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846462                              .2500
      367,719.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846475                              .2500
      249,804.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846507                              .2500
      416,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1846538                              .2500
      410,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846541                              .2500
      286,875.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846615                              .2500
      284,766.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846625                              .2500
      388,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846652                              .2500
      264,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846660                              .2500
      276,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846667                              .2500
      208,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846702                              .2500
      416,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846706                              .2500
      426,356.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846707                              .2500
      255,805.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846714                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846716                              .2500
      303,744.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1846720                              .2500
      336,100.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846757                              .2500
      154,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846767                              .2500
      304,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846771                              .2500
      290,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846774                              .2500
      288,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846790                              .2500
      357,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846791                              .2500
      468,800.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846800                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846803                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846841                              .2500
      338,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846854                              .2500
      270,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846905                              .2500
      185,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1846921                              .2500
      214,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846922                              .2500
      336,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846974                              .2500
      274,795.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846983                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1847120                              .2500
      320,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847287                              .2500
      360,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847350                              .2500
      238,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1847376                              .2500
      163,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847393                              .2500
      112,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847414                              .2500
      346,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847418                              .2500
      252,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847424                              .2500
      301,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1847441                              .2500
      337,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847444                              .2500
      327,737.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847447                              .2500
      629,483.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1847489                              .2500
      480,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1847785                              .2500
      646,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848167                              .2500
      438,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848173                              .2500
      460,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848182                              .2500
      275,789.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1848190                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848192                              .2500
      196,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848249                              .2500
      237,709.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1848278                              .2500
      492,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848292                              .2500
      287,775.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848316                              .2500
       71,250.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848346                              .2500
      518,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848359                              .2500
      131,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848362                              .2500
      640,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1848366                              .2500
      227,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848370                              .2500
       80,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848374                              .2500
      320,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848403                              .2500
      299,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1848434                              .2500
      348,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848482                              .2500
      600,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848497                              .2500
      318,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1848504                              .2500
      365,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848507                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848511                              .2500
      376,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1848539                              .2500
      319,200.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848551                              .2500
      283,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848583                              .2500
      400,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1848882                              .2500
      342,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848909                              .2500
      460,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848967                              .2500
      324,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849051                              .2500
      290,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849092                              .2500
      360,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849234                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849277                              .2500
      322,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849284                              .2500
      261,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849853                              .2500
      350,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1849910                              .2500
      261,450.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1851555                              .2500
      375,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1851561                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2686092                              .2500
      619,466.19                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2687428                              .2500
      558,260.45                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2692310                              .2500
      449,602.97                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2693680                              .2500
      351,745.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2693682                              .2500
      353,350.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2693683                              .2500
      255,768.58                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2693686                              .2500
      234,193.19                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2693687                              .2500
      172,661.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2693688                              .2500
      231,019.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2694641                              .2500
      599,543.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2694642                              .2500
      279,276.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695229                              .2500
      157,380.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695231                              .2500
       92,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695467                              .2500
      253,052.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695468                              .2500
      237,058.87                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      2695469                              .2500
      379,405.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695470                              .2500
      309,305.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695471                              .2500
      275,232.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2695472                              .2500
      251,286.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695473                              .2500
      323,412.59                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2695474                              .2500
      235,765.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695475                              .2500
      330,650.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695476                              .2500
      438,681.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695477                              .2500
      258,185.63                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695479                              .2500
      399,058.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695480                              .2500
      435,394.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695481                              .2500
      359,152.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695482                              .2500
      491,303.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695483                              .2500
      242,821.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695484                              .2500
      301,687.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695485                              .2500
      302,908.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695486                              .2500
      266,227.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695487                              .2500
      646,584.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695488                              .2500
      313,945.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695489                              .2500
      282,333.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695490                              .2500
      279,254.76                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2695491                              .2500
      374,441.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695492                              .2500
      294,571.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2695493                              .2500
      252,604.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695494                              .2500
      518,187.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695495                              .2500
      513,787.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695496                              .2500
      399,292.21                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2695497                              .2500
      393,413.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695498                              .2500
      297,094.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695499                              .2500
      236,967.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695500                              .2500
      431,355.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2695501                              .2500
      259,572.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695502                              .2500
      479,248.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695503                              .2500
      499,132.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695504                              .2500
      399,058.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695505                              .2500
      309,669.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695507                              .2500
      447,298.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695509                              .2500
      363,829.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695510                              .2500
      299,257.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2695511                              .2500
      278,594.84                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695512                              .2500
      506,803.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695513                              .2500
      272,921.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695514                              .2500
      411,503.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695515                              .2500
      411,076.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695516                              .2500
      273,903.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695517                              .2500
      378,628.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695518                              .2500
      354,598.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      2695519                              .2500
      275,800.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695521                              .2500
      375,092.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695522                              .2500
      248,507.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695523                              .2500
      239,633.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695524                              .2500
      335,432.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695525                              .2500
      283,533.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695526                              .2500
      293,496.10                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695527                              .2500
      283,544.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695529                              .2500
      316,307.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695530                              .2500
      298,009.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695531                              .2500
      311,511.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695532                              .2500
      289,296.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695533                              .2500
      392,104.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695534                              .2500
      365,926.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695535                              .2500
      304,732.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695536                              .2500
      380,967.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      2695537                              .2500
      434,886.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695538                              .2500
      317,502.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695539                              .2500
      517,209.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695540                              .2500
      243,517.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695541                              .2500
      325,526.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695542                              .2500
      266,880.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695543                              .2500
      297,008.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695544                              .2500
      275,333.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695545                              .2500
      506,805.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695546                              .2500
      299,506.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695547                              .2500
      260,841.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695548                              .2500
      279,561.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695549                              .2500
      251,316.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695550                              .2500
      294,538.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695551                              .2500
      404,317.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695552                              .2500
      237,048.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      2695553                              .2500
      580,294.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695554                              .2500
      309,464.68                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695555                              .2500
      353,226.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695556                              .2500
      331,992.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695557                              .2500
      302,489.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695558                              .2500
      304,498.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695559                              .2500
      427,143.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695560                              .2500
      434,319.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695561                              .2500
      329,203.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695562                              .2500
      319,473.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695563                              .2500
       34,384.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695564                              .2500
      269,577.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695565                              .2500
      299,361.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696022                              .2500
      407,361.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696023                              .2500
      237,469.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696026                              .2500
      399,358.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2696029                              .2500
      274,558.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696031                              .2500
      260,390.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696033                              .2500
      242,999.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696034                              .2500
      374,413.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696035                              .2500
      253,212.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696036                              .2500
      376,659.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696037                              .2500
      478,897.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696038                              .2500
      479,191.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      2696039                              .2500
      399,389.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696040                              .2500
      397,062.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696041                              .2500
      296,535.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696042                              .2500
      349,155.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696044                              .2500
      263,476.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696045                              .2500
      399,267.05                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      2696046                              .2500
      284,008.72                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696047                              .2500
      241,361.64                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2696049                              .2500
      395,380.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696050                              .2500
      399,458.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696051                              .2500
      296,374.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696052                              .2500
      324,516.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696053                              .2500
      649,032.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696054                              .2500
      236,537.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696055                              .2500
      265,583.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696056                              .2500
      649,032.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      2696057                              .2500
      356,427.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696058                              .2500
      303,206.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696059                              .2500
      449,260.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696060                              .2500
      439,258.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2696061                              .2500
      235,898.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696734                              .2500
      248,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696735                              .2500
      350,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      2696736                              .2500
      230,410.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2697050                              .2500
      304,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2697053                              .2500
      162,635.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2697532                              .2500
      356,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2697533                              .2500
      419,703.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2698809                              .2500
      240,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699014                              .2500
      258,487.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2700327                              .2500
      599,554.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2700828                              .2500
      184,850.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2700829                              .2500
      338,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2700830                              .2500
      526,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2700831                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2700832                              .2500
      276,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2700833                              .2500
      151,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2700834                              .2500
      447,200.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2701831                              .2500
      246,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2701832                              .2500
      207,050.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2702376                              .2500
      290,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2702377                              .2500
      256,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2702378                              .2500
      278,400.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2702379                              .2500
      103,550.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2702380                              .2500
      232,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2703399                              .2500
      133,600.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2703648                              .2500
      273,600.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2704591                              .2500
      200,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2705395                              .2500
    1,000,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2706239                              .2500
      172,700.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2706241                              .2500
      173,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2706243                              .2500
      238,050.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2707049                              .2500
      283,761.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2707847                              .2500
      289,762.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2707848                              .2500
      536,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2707849                              .2500
      400,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2707850                              .2500
      140,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2707852                              .2500
      269,773.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

  TOTAL NUMBER OF LOANS:     1672
  TOTAL BALANCE........:        521,340,221.37


1

  RUN ON     : 12/22/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.44.18            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S30     FIXED SUMMARY REPORT      CUTOFF : 12/01/98
  POOL       : 0004345
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        7.1905            6.2500      8.5000
  RFC NET RATE                          6.9405            6.0000      8.2500
  NET MTG RATE(INVSTR RATE)             6.8651            5.9700      8.1700
  POST STRIP RATE                       6.4894            5.9700      6.5000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0754             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3757             .0000      1.6700







  TOTAL NUMBER OF LOANS:  1672
  TOTAL BALANCE........:     521,340,221.37


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE

                                     [Date]


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series 1998-S30

            Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

            [2.   Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

            The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of December 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:

                                    Name:

                                    Title:

                                   EXHIBIT R

                                  FSA Policy

                                   EXHIBIT G

                       FORM OF SELLER/SERVICER CONTRACT


      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

            (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b. Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (___) ___-____

9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                                (Name of Seller/Servicer)

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:




ATTEST:                       RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:

                                   EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                    Other:

Name

Title

Date

                                  EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
                  : ss.:
COUNTY OF )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-S30, Class R-I and Class R-II (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership' within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is ______________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.


                                    I-1-2

            13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

            14. The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA.

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

                                    I-1-3

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                    [NAME OF OWNER]


                                    By:
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ____ day of ________________, 199__.




                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My  Commission   expires  the  ____  day  of
                                    _______________, 19__.

                                    I-1-4

                                  EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, Class R-I and Class R-II

Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class R-I and Class R-II (the "Certificates"), pursuant to Section
5.02  of the  Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing
Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-I or Class R-II Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,




                                       (Seller)


                                       By:
                                       Name:
                                       Title:

                                    I-2-2

                                  EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, [Class B-     ]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                  (a) The  Purchaser  is not an  employee  benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
            ss.2510.3-101;

                  (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                  (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                       Very truly yours,


                                       (Purchaser)

                                       By:
                                       Name:
                                       Title:

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                                    ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S23, [Class M-]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                          (a) The Purchaser is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan

                                    J-2-1
     within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                          (b) The Purchaser is an insurance company;  the source
            of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (c)  The  Purchaser  has  provided  the  Trustee,  the
            Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                          Very truly yours,


                                          (Purchaser)

                                          By:
                                          Name:
                                          Title:

                                    J-2-2

                                   EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                       , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Residential Funding Corporation Series 1998-S30

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S30, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S30, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,


                              (Seller)



                              By:
                              Name:
                              Title:

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule

      144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller          Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                    Title:

Taxpayer Identification:    Taxpayer Identification:

No.                                 No.

Date:                               Date:

                                                          ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

   ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

   ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

   ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

   ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___ ___ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:

                              Date:

                                                          ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates
                                Series 1998-S30


                                                                  , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1998-S30 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential

Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                   EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                          __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S30

            Re: Mortgage Pass-Through Certificates, Series 1998-S30 Assignment of Mortgage Loan


Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

       (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS
Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1846507 416,000.00      5.970   0.0815384615    33,920.00
1848583 400,000.00      5.970   0.0815384615    32,615.38
2696735 350,000.00      5.970   0.0815384615    28,538.46
1832920 129,380.06      6.095   0.0623076923    8,061.37
1842073 274,738.76      6.095   0.0623076923    17,118.34
1842091 303,468.66      6.095   0.0623076923    18,908.43
1842343 464,569.31      6.095   0.0623076923    28,946.24
2695468 237,058.87      6.095   0.0623076923    14,770.59
2696045 399,267.05      6.095   0.0623076923    24,877.41
1813467 359,650.00      6.220   0.0430769231    15,492.62
1816186 360,230.82      6.220   0.0430769231    15,517.64
1827080 299,728.79      6.220   0.0430769231    12,911.39
1830786 249,490.23      6.220   0.0430769231    10,747.27
1832551 389,247.79      6.220   0.0430769231    16,767.60
1833021 509,075.40      6.220   0.0430769231    21,929.40
1833301 399,274.82      6.220   0.0430769231    17,199.53
1839840 282,794.12      6.220   0.0430769231    12,181.90
1841028 284,742.35      6.220   0.0430769231    12,265.82
1841626 602,000.00      6.220   0.0430769231    25,932.31
1842074 339,306.72      6.220   0.0430769231    14,616.29
1842997 254,769.47      6.220   0.0430769231    10,974.68
1844248 271,506.87      6.220   0.0430769231    11,695.68
1846383 531,519.06      6.220   0.0430769231    22,896.21
1846720 336,100.00      6.220   0.0430769231    14,478.15
2693683 255,768.58      6.220   0.0430769231    11,017.72
2695473 323,412.59      6.220   0.0430769231    13,931.62
2696047 241,361.64      6.220   0.0430769231    10,397.12
2707849 400,000.00      6.220   0.0430769231    17,230.77
1806576 515,000.00      6.345   0.0238461538    12,280.77
1814596 269,223.81      6.345   0.0238461538    6,419.95
1815302 224,726.55      6.345   0.0238461538    5,358.86
1817051 339,985.84      6.345   0.0238461538    8,107.35
1829364 190,381.88      6.345   0.0238461538    4,539.88
1830342 251,278.10      6.345   0.0238461538    5,992.02
1830685 211,013.66      6.345   0.0238461538    5,031.86
1833222 243,285.16      6.345   0.0238461538    5,801.42
1838714 83,476.29       6.345   0.0238461538    1,990.59
1839259 319,717.67      6.345   0.0238461538    7,624.04
1842034 267,054.82      6.345   0.0238461538    6,368.23
1842123 405,570.43      6.345   0.0238461538    9,671.29
1842359 300,000.00      6.345   0.0238461538    7,153.85
1842363 255,774.13      6.345   0.0238461538    6,099.23
1842487 278,254.28      6.345   0.0238461538    6,635.29
1842544 259,770.61      6.345   0.0238461538    6,194.53
1843277 310,020.00      6.345   0.0238461538    7,392.78
1844182 419,629.44      6.345   0.0238461538    10,006.55
1845339 324,713.25      6.345   0.0238461538    7,743.16
1848362 640,000.00      6.345   0.0238461538    15,261.54
2687428 558,260.45      6.345   0.0238461538    13,312.36
2692310 449,602.97      6.345   0.0238461538    10,721.30
2693686 234,193.19      6.345   0.0238461538    5,584.61
2695490 279,254.76      6.345   0.0238461538    6,659.15
2695496 399,292.21      6.345   0.0238461538    9,521.58
2700830 526,000.00      6.345   0.0238461538    12,543.08
2702378 278,400.00      6.345   0.0238461538    6,638.77
2706239 172,700.00      6.345   0.0238461538    4,118.23
1710473 281,749.15      6.470   0.0046153846    1,300.38
1806772 259,226.62      6.470   0.0046153846    1,196.43
1810668 399,309.26      6.470   0.0046153846    1,842.97
1810706 284,957.09      6.470   0.0046153846    1,315.19
1812051 265,009.83      6.470   0.0046153846    1,223.12
1812068 299,220.74      6.470   0.0046153846    1,381.02
1812615 226,005.25      6.470   0.0046153846    1,043.10
1813390 259,551.02      6.470   0.0046153846    1,197.93
1813446 264,542.39      6.470   0.0046153846    1,220.96
1813700 369,361.07      6.470   0.0046153846    1,704.74
1814293 244,363.61      6.470   0.0046153846    1,127.83
1814427 459,603.95      6.470   0.0046153846    2,121.25
1816169 280,768.81      6.470   0.0046153846    1,295.86
1816439 649,440.36      6.470   0.0046153846    2,997.42
1820321 270,100.00      6.470   0.0046153846    1,246.62
1825310 243,789.92      6.470   0.0046153846    1,125.18
1826455 283,509.58      6.470   0.0046153846    1,308.51
1826543 239,585.56      6.470   0.0046153846    1,105.78
1826611 257,155.17      6.470   0.0046153846    1,186.87
1826928 356,000.00      6.470   0.0046153846    1,643.08
1827894 215,014.72      6.470   0.0046153846    992.38
1828181 259,776.14      6.470   0.0046153846    1,198.97
1828252 265,371.32      6.470   0.0046153846    1,224.79
1828274 289,750.32      6.470   0.0046153846    1,337.31
1828282 274,463.49      6.470   0.0046153846    1,266.75
1830072 377,674.55      6.470   0.0046153846    1,743.11
1830351 474,179.75      6.470   0.0046153846    2,188.52
1830431 269,367.88      6.470   0.0046153846    1,243.24
1832534 309,733.09      6.470   0.0046153846    1,429.54
1832698 226,804.56      6.470   0.0046153846    1,046.79
1833001 263,772.70      6.470   0.0046153846    1,217.41
1833103 349,698.65      6.470   0.0046153846    1,613.99
1833151 464,599.64      6.470   0.0046153846    2,144.31
1833329 249,784.75      6.470   0.0046153846    1,152.85
1833388 455,607.39      6.470   0.0046153846    2,102.80
1833579 284,754.62      6.470   0.0046153846    1,314.25
1833591 136,757.15      6.470   0.0046153846    631.19
1838695 355,943.28      6.470   0.0046153846    1,642.82
1838722 299,741.70      6.470   0.0046153846    1,383.42
1838750 245,788.19      6.470   0.0046153846    1,134.41
1838909 274,263.65      6.470   0.0046153846    1,265.83
1839076 267,769.25      6.470   0.0046153846    1,235.86
1839232 247,000.00      6.470   0.0046153846    1,140.00
1839832 291,748.59      6.470   0.0046153846    1,346.53
1839868 286,453.11      6.470   0.0046153846    1,322.09
1839990 222,115.76      6.470   0.0046153846    1,025.15
1840825 242,191.29      6.470   0.0046153846    1,117.81
1840833 280,558.23      6.470   0.0046153846    1,294.88
1840894 238,294.65      6.470   0.0046153846    1,099.82
1841235 348,449.73      6.470   0.0046153846    1,608.23
1841530 388,665.08      6.470   0.0046153846    1,793.84
1841659 285,878.64      6.470   0.0046153846    1,319.44
1841703 284,400.00      6.470   0.0046153846    1,312.62
1841742 238,994.05      6.470   0.0046153846    1,103.05
1841767 408,897.64      6.470   0.0046153846    1,887.22
1841784 315,727.93      6.470   0.0046153846    1,457.21
1842033 253,589.59      6.470   0.0046153846    1,170.41
1842044 260,920.50      6.470   0.0046153846    1,204.25
1842051 244,576.93      6.470   0.0046153846    1,128.82
1842072 336,917.20      6.470   0.0046153846    1,555.00
1842077 299,741.71      6.470   0.0046153846    1,383.42
1842086 335,419.79      6.470   0.0046153846    1,548.09
1842092 290,749.45      6.470   0.0046153846    1,341.92
1842098 234,897.58      6.470   0.0046153846    1,084.14
1842101 648,877.57      6.470   0.0046153846    2,994.82
1842120 294,490.59      6.470   0.0046153846    1,359.19
1842124 638,337.59      6.470   0.0046153846    2,946.17
1842519 257,777.86      6.470   0.0046153846    1,189.74
1842872 204,623.67      6.470   0.0046153846    944.42
1842925 323,721.04      6.470   0.0046153846    1,494.10
1843031 296,000.00      6.470   0.0046153846    1,366.15
1843082 257,777.86      6.470   0.0046153846    1,189.74
1843430 400,000.00      6.470   0.0046153846    1,846.15
1843597 392,021.88      6.470   0.0046153846    1,809.33
1843707 249,900.00      6.470   0.0046153846    1,153.38
1843721 253,500.00      6.470   0.0046153846    1,170.00
1843754 275,000.00      6.470   0.0046153846    1,269.23
1843812 115,900.00      6.470   0.0046153846    534.92
1844234 400,000.00      6.470   0.0046153846    1,846.15
1844262 353,489.08      6.470   0.0046153846    1,631.49
1844266 264,452.12      6.470   0.0046153846    1,220.55
1845854 400,000.00      6.470   0.0046153846    1,846.15
1846120 375,426.48      6.470   0.0046153846    1,732.74
1846157 372,355.89      6.470   0.0046153846    1,718.57
1846377 277,500.00      6.470   0.0046153846    1,280.77
1848482 600,000.00      6.470   0.0046153846    2,769.23
1848539 319,200.00      6.470   0.0046153846    1,473.23
2686092 619,466.19      6.470   0.0046153846    2,859.07
2695554 309,464.68      6.470   0.0046153846    1,428.30
2696046 284,008.72      6.470   0.0046153846    1,310.81
2696058 303,206.49      6.470   0.0046153846    1,399.41
2696734 248,000.00      6.470   0.0046153846    1,144.62
2700828 184,850.00      6.470   0.0046153846    853.15
2700834 447,200.00      6.470   0.0046153846    2,064.00
2703648 273,600.00      6.470   0.0046153846    1,262.77

        $48,451,242.79          0.0175054192    $848,159.32

                                   EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE

                                     [Date]


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series 1998-S30

            Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

            [2.   Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

            The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of December 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:

                                    Name:

                                    Title:

                                   EXHIBIT R

                                  FSA Policy